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CORE EQUITY Series

Gartmore Nationwide Fund (formerly Gartmore Total Return Fund)
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund



GARTMORE FUNDS                                             www.gartmorefunds.com

================================================================================


PROSPECTUS
March 1, 2003


                               [GRAPHIC OMMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.

--------------------------------------------------------------------------------
LOOK BEYOND(SM).

TABLE OF CONTENTS


FUND SUMMARIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Gartmore Nationwide Fund
(formerly, Gartmore Total Return Fund)
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Temporary Investments
Principal Investments and Techniques

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Investment Adviser
Multi Manager Structure
Subadviser for the Gartmore Large Cap Value Fund

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . . . . . . . . . . .  18
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distribution
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares
Non - U.S. Investors

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . .    BACK COVER

FUND SUMMARIES


================================================================================


This prospectus provides information about four funds (the "Funds") offered by Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 15. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes:

Gartmore Nationwide Fund
(formerly Gartmore Total Return Fund)

-    Class A
-    Class B
-    Class C
-    Class D
-    Institutional Service Class

Gartmore Growth Fund

-    Class A
-    Class B
-    Class C
-    Class D
-    Institutional Service Class

Gartmore Large Cap Value Fund

-    Class A
-    Class B
-    Class C
-    Institutional Service Class

Gartmore Mid Cap Growth Fund

-    Class A
-    Class B
-    Class C
-    Institutional Service Class
-    Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 18.

FUND SUMMARIES - GARTMORE NATIONWIDE FUND
                 (FORMERLY GARTMORE TOTAL RETURN FUND)


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGY

The Fund seeks total return through a flexible combination of capital appreciation and current income.

To achieve its objective, the Fund invests primarily in common stocks and convertible securities. The portfolio manager considers the following factors when choosing companies to purchase:

-    Above average revenue growth,
-    Consistent earnings growth,
-    Above average earnings growth, or
-    Attractive valuation.

It usually will sell securities if:

-    There is a significant increase in share price,
-    The outlook of a company's earnings becomes less attractive, or
-    More favorable opportunities are identified.

TOTAL RETURN
Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value. Because, in most cases, a stock is more certain to pay its scheduled dividends than increase in value, a total return approach can help a fund achieve more stable, dependable returns.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 15.

FUND SUMMARIES - GARTMORE NATIONWIDE FUND
                 (FORMERLY GARTMORE TOTAL RETURN FUND)


================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class D shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS D SHARES(1) (YEARS ENDED DECEMBER 31)

1993     6.8%
1994     0.6%
1995    30.0%
1996    23.9%
1997    39.6%
1998    29.6%
1999    -0.2%
2000    -2.3%
2001   -11.9%
2002   -17.1%

Best Quarter:        18.50%      2nd qtr. of 1997
Worst Quarter:      -18.79%      3rd qtr. of 2002

----------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns - as of 12/31/02(1)    1 year     5 years   10 years
----------------------------------------------------------------------------
 Class A shares - Before Taxes(2)              -22.12%     -2.86%      7.67%
----------------------------------------------------------------------------
 Class B shares - Before Taxes(2)              -22.03%     -2.67%      7.89%
----------------------------------------------------------------------------
 Class C shares - Before Taxes(3)              -19.55%     -2.05%      8.10%
----------------------------------------------------------------------------
 Institutional Service
 Class shares - Before Taxes(4)                -17.13%     -1.50%      8.40%
----------------------------------------------------------------------------
 Class D shares - Before Taxes                 -20.84%     -2.41%      7.90%
----------------------------------------------------------------------------
 Class D shares - After Taxes
 on Distributions                              -21.11%     -4.34%      5.62%
----------------------------------------------------------------------------
 Class D shares - After Taxes
 on Distributions and Sale of Shares        -12.79%(5)  -1.62%(5)      6.21%
----------------------------------------------------------------------------
 S&P 500 Index(6)                              -22.10%     -0.59%      9.33%

----------------
1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of the Fund's predecessor prior to May 11, 1998.

2 These returns through May 11, 1998 are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of the Class A and Class B shares, and which is the same as the performance shown for Class D shares. Excluding the effect of any fee waivers or reimbursements, Class D shares average annual total returns are similar to what Class A and Class B shares would have produced because Class A and Class B shares invest in the same portfolio of securities as Class D shares. The returns for Class A and Class B shares have been restated for sales charges but do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class A and Class B shares would have been lower.

3 These returns through May 11, 1998 are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of Class C shares, and which is the same as the performance shown for Class D shares. In addition, the performance of Class C shares for the period of May 11, 1998 through March 1, 2001, when Class C shares were implemented, is based on the performance of Class D shares. Excluding the effect of any fee waivers or reimbursements, Class D shares average annual total returns are similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class D shares. The returns for Class C shares have been restated for sales charges but do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class C shares would have been lower.

4 These returns through May 11, 1998 are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of the Class, and which is the same as the performance shown for Class D shares. In addition, the performance of the Institutional Service Class shares for the period of May 11, 1998 through January 2, 2002, when the Institutional Service Class shares were implemented, is based on the performance of Class D shares. Excluding the effect of any fee waivers or reimbursements, Class D shares' average annual total returns are similar to what Institutional Service Class shares would have produced because the Institutional Service Class shares invest in the same portfolio of securities as Class D shares. The returns do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Institutional Service Class shares would have been lower.


                                                                               4

FUND SUMMARIES - GARTMORE NATIONWIDE FUND
                 (FORMERLY GARTMORE TOTAL RETURN FUND)


================================================================================


5 The performance for "Class D shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

6 The Standard & Poor's 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                   Institutional
Shareholder Fees(1)                                                      Service
(paid directly from your   Class A   Class B   Class C   Class D           Class
investment)                 shares    shares    shares    shares          shares
---------------------------------------------------------------------------------
 Maximum Sales             5.75%(2)  None         1.00%  4.50%(2)          None
 Charge (Load)
 imposed on purchases
 (as a percentage of
 offering price)
---------------------------------------------------------------------------------
 Maximum Deferred          None(3)   5.00%(4)  1.00%(5)     None           None
 Sales Charge (Load)
 imposed on
 redemptions (as a
 percentage of original
 purchase price or sale
 proceeds, as applicable)
---------------------------------------------------------------------------------

                                                                   Institutional
 Annual Fund Operating                                                   Service
 Expenses (deducted        Class A   Class B   Class C   Class D           Class
 from Fund assets)         shares    shares    shares    shares           shares
---------------------------------------------------------------------------------
 Management Fees              0.57%     0.57%     0.57%     0.57%           0.57%
---------------------------------------------------------------------------------
 Distribution and/or          0.25%     1.00%     1.00%      None           None
 Service (12b-1) Fees
---------------------------------------------------------------------------------
 Other Expenses(6)            0.32%     0.23%     0.23%     0.29%           0.33%
=================================================================================
 TOTAL ANNUAL FUND            1.14%     1.80%     1.80%     0.86%           0.90%
 OPERATING EXPENSES

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A and Class D shares" on page 20.

3 A contingent deferred sales charge ("CDSC") of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 23, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 21.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 23.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 23.

6 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year   3 years   5 years   10 years
--------------------------------------------------------------------
 Class A shares              $ 685(1)  $    916  $  1,167  $   1,881
--------------------------------------------------------------------
 Class B shares              $   683   $    866  $  1,175  $   1,859
--------------------------------------------------------------------
 Class C shares              $   383   $    661  $  1,065  $   2,195
--------------------------------------------------------------------
 Class D shares              $   534   $    712  $    905  $   1,463
--------------------------------------------------------------------
 Institutional Service       $    92   $    287  $    498  $   1,108
 Class shares

You would pay the following expenses on the same investment if you did not sell your shares(2):

                              1 year    3 years   5 years   10 years
--------------------------------------------------------------------
 Class B shares              $   183   $    566  $    975  $   1,859
--------------------------------------------------------------------
 Class C shares              $   281   $    661  $  1,065  $   2,195

----------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class D and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE GROWTH FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore Growth Fund seeks long-term capital appreciation.

To achieve its objective, the Fund primarily invests in common stocks of large capitalization companies. Under normal conditions, the Fund primarily invests in common stocks and convertible securities, and generally intends to be fully invested in these securities.

The portfolio manager will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It generally will sell securities if:

-    The price of the security is overvalued.
-    The outlook of a company's earnings growth becomes less attractive.
-    More favorable opportunities are identified.

The portfolio manager generally has a buy and hold strategy. However, it has engaged in more frequent portfolio securities trading in order to take advantage of recent volatile markets. Frequent portfolio transactions will lead to higher transaction costs for the Fund and may cause additional tax consequences for shareholders.

THE BENEFITS OF RESEARCH
Through research, the portfolio manager and analysts gather, check and analyze information about industries and companies to determine if they are well positioned for long-term growth. The Fund seeks companies that have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth.

Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of securities if he believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 15.

FUND SUMMARIES - GARTMORE NATIONWIDE FUND
                 (FORMERLY GARTMORE TOTAL RETURN FUND)


================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class D shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS D SHARES(1) (YEARS ENDED DECEMBER 31)

1993    11.3%
1994     1.5%
1995    28.7%
1996    16.7%
1997    26.2%
1998    23.8%
1999    16.6%
2000   -30.3%
2001   -27.7%
2002   -28.7%

Best Quarter:        18.27%     2nd qtr. of 1997
Worst Quarter:      -28.00%     1st qtr. of 2001

----------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1)-as of 12/31/02   1 year   5 years   10 years
-----------------------------------------------------------------------
 Class A shares - Before Taxes(2)          -32.80%   -13.51%      0.36%
-----------------------------------------------------------------------
 Class B shares - Before Taxes(2)          -32.68%   -13.70%      0.37%
-----------------------------------------------------------------------
 Class C shares - Before Taxes(3)          -30.64%   -12.96%      0.68%
-----------------------------------------------------------------------
 Institutional Service Class
 shares - Before Taxes(4)                  -28.55%   -12.28%      1.07%
-----------------------------------------------------------------------
 Class D shares - Before Taxes             -31.92%   -13.12%      0.58%
-----------------------------------------------------------------------
 Class D shares - After Taxes
 on Distributions                          -31.92%   -14.69%     -1.39%
-----------------------------------------------------------------------
 Class D shares - After Taxes
 on Distributions and Sale of Shares(5)    -19.60%    -8.63%      1.18%
-----------------------------------------------------------------------
 Russell 1000(R) Growth Index(6)           -27.88%    -3.84%      6.70%

----------------
1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

2 These returns through May 11, 1998 are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of the Class A and Class B shares, and which is the same as the performance shown for Class D shares. Excluding the effect of any fee waivers or reimbursements, Class D shares average annual total returns are similar to what Class A and Class B shares would have produced because Class A and Class B shares invest in the same portfolio of securities as Class D shares. The returns for Class A and Class B shares have been restated for sales charges but do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class A and Class B shares would have been lower.

3 These returns through May 11, 1998 are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of Class C shares, and which is the same as the performance shown for Class D shares. In addition, the performance of Class C shares for the period of May 11, 1998 through March 1, 2001, when Class C shares were implemented, is based on the performance of Class D shares. Excluding the effect of any fee waivers or reimbursements, Class D shares average annual total returns are similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class D shares. The returns for Class C shares have been restated for sales charges but do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class C shares would have been lower.

4 These returns through May 11, 1998 are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of the Class, and which is the same as the performance shown for Class D shares. In addition, the performance of the Institutional Service Class shares for the period of May 11, 1998 through January 2, 2002, when the Institutional Service Class shares were implemented, is based on the performance of Class D shares. Excluding the effect of any fee waivers or reimbursements, Institutional Service Class shares' average annual total returns are similar to what Class D shares would have produced because the Institutional Service Class shares invest in the same portfolio of securities as Class D shares. The returns do not reflect additional fees applicable to such shares; if these shares were reflected, the annual returns for Institutional Service shares would have been lower.


                                                                               7

FUND SUMMARIES - GARTMORE GROWTH FUND


================================================================================


5 The performance for "Class D shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

6 The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                   Institutional
Shareholder Fees(1)                                                      Service
(paid directly from your   Class A   Class B   Class C   Class D           Class
investment)                 shares    shares    shares    shares          shares
--------------------------------------------------------------------------------
 Maximum Sales             5.75%(2)     None      1.00%  4.50%(2)           None
 Charge (Load)
 imposed on purchases
 (as a percentage of
 offering price)
--------------------------------------------------------------------------------
 Maximum Deferred          None(3)   5.00%(4)  1.00%(5)      None           None
 Sales Charge (Load)
 imposed on
 redemptions (as a
 percentage of original
 purchase price or sale
 proceeds, as applicable)
--------------------------------------------------------------------------------

                                                                   Institutional
 Annual Fund Operating                                                   Service
 Expenses (deducted        Class A   Class B   Class C   Class D           Class
 from Fund assets)         shares    shares    shares    shares           shares
--------------------------------------------------------------------------------
 Management Fees              0.59%     0.59%     0.59%     0.59%          0.59%
--------------------------------------------------------------------------------
 Distribution and/or          0.25%     1.00%     1.00%      None           None
 Service (12b-1) Fees
--------------------------------------------------------------------------------
 Other Expenses(6)            0.31%     0.29%     0.29%     0.31%          0.39%
================================================================================
 TOTAL ANNUAL FUND            1.15%     1.88%     1.88%     0.90%          0.98%
 OPERATING EXPENSES

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A and Class D shares" beginning on page 20.

3 A CDSC of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C Shares" beginning on page 23, and "Buying, Selling and Exchanging Fund Shares - Buying Shares - Class A Purchases not Subject to a Sales Charge" beginning on page 21.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C Shares" beginning on page 23. 5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 23.

6 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year   3 years   5 years   10 years
--------------------------------------------------------------------
 Class A shares              $ 685(1)  $    919  $  1,172  $   1,892
--------------------------------------------------------------------
 Class B shares              $   691   $    891  $  1,216  $   1,919
--------------------------------------------------------------------
 Class C shares              $   391   $    685  $  1,106  $   2,279
--------------------------------------------------------------------
 Class D shares              $   538   $    724  $    926  $   1,508
--------------------------------------------------------------------
 Institutional Service       $   100   $    312  $    542  $   1,201
 Class shares

You would pay the following expenses on the same investment if you did not sell your shares(2):

                              1 year    3 years   5 years   10 years
--------------------------------------------------------------------
 Class B shares              $   191   $    591  $  1,016  $   1,919
--------------------------------------------------------------------
 Class C shares              $   289   $    685  $  1,106  $   2,279

----------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class D and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE LARGE CAP VALUE FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to maximize total return, consisting of both capital appreciation and current income.

Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser, has selected NorthPointe Capital, LLC ("NorthPointe") as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by large capitalization companies. The Fund considers large capitalization companies to be those with market capitalizations similar to the companies in The Russell 1000(R) Index.(1) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2002, the average market capitalization of the companies in the Russell 1000 Index was approximately $9 billion and the median market capitalization was approximately $2.8 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 1000 Index, at any given time, may be higher or lower.

The Fund looks for value oriented securities. To do this, the subadviser begins by identifying securities of large capitalization companies and then evaluating them by comparing the securities to factors which the subadviser believes have predictive performance characteristics. These factors include earnings momentum, price momentum and price to economic value. The subadviser will also seek to minimize the Fund's risk by looking for securities which possess similar characteristics to the Fund's benchmark, the Russell 1000 Value Index. The subadviser will consider selling a security if there are more attractive securities available, if the business environment is changing or to control the overall risk of the Fund's portfolio.

----------------
1 The Russell 1000(R) Value Index is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that a you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at time be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 15.

FUND SUMMARIES - GARTMORE LARGE CAP VALUE FUND


================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

1999    -4.70%
2000    15.40%
2001    -4.78%
2002   -13.79%

Best Quarter:        10.62%      2nd qtr of 1999
Worst Quarter:      -18.05%      3rd qtr of 2002

----------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown. The performance reflects periods when the Fund's prior subadviser managed the Fund (through February 28, 2001); beginning March 1, 2001, NorthPointe began managing the Fund.

                                                                      Since
Average annual returns(1) - as of 12/31/02             1 year   Inception(2)
----------------------------------------------------------------------------
 Class A shares - Before Taxes                         -18.77%        -2.48%
----------------------------------------------------------------------------
 Class A shares - After Taxes on Distributions         -19.03%        -3.08%
----------------------------------------------------------------------------
 Class A shares - After Taxes on Distributions
 and Sale of Shares(3)                                 -11.52%        -2.14%
----------------------------------------------------------------------------
 Class B shares - Before Taxes                         -18.64%        -2.38%
----------------------------------------------------------------------------
 Class C shares - Before Taxes(4)                      -16.04%        -2.11%
----------------------------------------------------------------------------
 Institutional Service Class shares - Before Taxes(5)  -14.29%        -1.08%
----------------------------------------------------------------------------
 Russell 1000(R) Value Index(6)                        -15.52%        -0.20%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on November 2, 1998.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through March 1, 2001 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 These returns from March 4, 2002 through December 31, 2002 are based on the performance of Class A shares. Excluding the effect of any fee waivers or reimbursements Class A shares' average annual total returns are similar to what Institutional Service Class shares would have produced because Institutional Service Class shares would have invested in the same portfolio of securities as Class A shares. The returns do not reflect additional fees applicable to such shares; if these fees were reflected, the annual returns for Institutional Service Class shares would have been lower.

6 The Russell 1000(R) Value Index is an unmanaged index of large capitalization value securities of U.S. companies included in the Russell 1000(R) Value Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES - GARTMORE LARGE CAP VALUE FUND


================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                Institutional
Shareholder Fees(1)                                                   Service
(paid directly from your          Class A   Class B   Class C           Class
investment)                        shares    shares    shares          shares
-----------------------------------------------------------------------------
 Maximum Sales Charge             5.75%(2)  None         1.00%           None
 (Load) imposed on
 purchases (as a percentage
 of offering price)
-----------------------------------------------------------------------------
 Maximum Deferred Sales           None(3)    5.00%4   1.00%(5)           None
 Charge (Load) imposed on
 redemptions (as a
 percentage of original
 purchase price or sale
 proceeds, as applicable)
-----------------------------------------------------------------------------

                                                                Institutional
                                                                      Service
 Annual Fund Operating Expenses   Class A   Class B   Class C           Class
 (deducted from Fund assets)      shares    shares    shares           shares
-----------------------------------------------------------------------------
 Management Fees                     0.75%     0.75%     0.75%          0.75%
-----------------------------------------------------------------------------
 Distribution and/or
 Service (12b-1) Fees                0.25%     1.00%     1.00%           None
-----------------------------------------------------------------------------
 Other Expenses(6)                   0.48%     0.33%     0.33%          0.48%
=============================================================================
 TOTAL ANNUAL FUND                   1.48%     2.08%     2.08%          1.23%
 OPERATING EXPENSES

 Amount of Fee
 Waiver/Expense
 Reimbursement                       0.08%     0.08%     0.08%          0.08%
=============================================================================
 TOTAL ANNUAL
 FUND OPERATING
 EXPENSES (AFTER
 WAIVERS/REIMBURSEMENTS)(7)          1.40%     2.00%     2.00%          1.15%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges-Class A and D shares" on page 20.

3 A CDSC of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 23, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 21.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C Shares" beginning on page 23.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 23.

6 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.00% for Class A, Class B, Class C and Institutional Service Class shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year   3 years   5 years   10 years
--------------------------------------------------------------------
 Class A shares              $ 709(1)  $  1,009  $  1,329  $   2,235
--------------------------------------------------------------------
 Class B Shares              $   703   $    944  $  1,311  $   2,176
--------------------------------------------------------------------
 Class C Shares              $   403   $    738  $  1,200  $   2,480
--------------------------------------------------------------------
 Institutional Service       $   117   $    382  $    668  $   1,482
 Class Shares

You would pay the following expenses on the same investment if you did not sell your shares(2):

                              1 year    3 years   5 years   10 years
--------------------------------------------------------------------
 Class B Shares              $   203   $    644  $  1,111  $   2,176
--------------------------------------------------------------------
 Class C Shares              $   301   $    738  $  1,200  $   2,480

----------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE MID CAP GROWTH FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

To achieve its objective under normal conditions the Fund will invest at least 80% of its net assets in equity securities of mid-capitalization companies (mid-cap companies). Mid cap companies are companies having a market capitalization within the range of the companies included in the Russell Midcap(R) Index(1) at the time of investment. The Russell Midcap Index is composed of 800 stocks of medium-size companies with market capitalizations as of June 30, 2002 ranging primarily between $1.3 billion and $ 10.8 billion. Due to market fluctuations, the current market capitalization of the companies within the Russell Midcap Index may be higher or lower over time.

The Fund's investment style focuses on growth companies that are reasonably priced.

In analyzing specific companies for possible investment, the Fund's portfolio manager reviews the earnings growth of all publicly traded mid-cap companies over the past three years and makes investments based on several of the following characteristics:

- Above-average, consistent earnings growth and superior forecasted growth versus the market;
-    Financial strength and stability;
-    A healthy balance sheet;
-    Strong competitive advantage within its industry;
-    Positive investor sentiment;
-    Relative market value; and
-    Strong management team.

The Fund primarily invests in equity securities which may include common stock, preferred stocks, convertible securities and warrants. The Fund typically invests in securities issued by approximately 60 to 80 companies with 1 - 3% of the Fund's net assets in securities of a particular issuer.

----------------
1 The Russell Midcap(R) Index is a registered service mark of the Frank Russell Company, which does not sponsor and is no way affiliated with the Fund.

The Fund's portfolio manager considers whether to sell a particular security based on the following criteria:

-    Change in company fundamentals from the time of original investment;
- When valuation measures deteriorate to where other attractive stocks are available more cheaply;
-    Financial strength and stability of the issuer weakens; and
- When market capitalization reaches the upper boundaries of the investable universe.

The Fund may also engage in securities lending in order to generate additional income.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID-CAP RISK. The Fund focuses on a narrower portion of the overall stock market by investing primarily in mid-cap companies and therefore is subject to the risks associated with mid-sized companies. The Fund's investment in mid-sized companies are riskier than investments in larger, more established companies. The stocks of mid- sized companies may be less stable in price and less liquid than the stocks of larger companies.

FUND SUMMARIES - GARTMORE MID CAP GROWTH FUND


================================================================================


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 15.

PERFORMANCE

No performance information is provided because the Fund did not commence operations until October 1, 2002.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                         Institutional
Shareholder Fees(1)                                         Service      Institutional
(paid directly from your   Class A   Class B   Class C       Class           Class
investment)                 shares    shares    shares       shares          shares
=======================================================================================
 Maximum Sales
 Charge (Load) imposed
 upon purchases
 (as a percentage of
 offering price)           5.75%(2)     None      1.00%           None            None
---------------------------------------------------------------------------------------
 Maximum Deferred
 Sales Charge (Load)
 imposed on redemptions
 (as a percentage
 of original purchase
 price or sale
 proceeds, as
 applicable)               None(3)   5.00%(4)  1.00%(5)           None            None
---------------------------------------------------------------------------------------
 Redemption/Exchange
 Fee (as percentage of
 amount redeemed
 or exchanged)6               1.50%     1.50%     1.50%           1.50%           1.50%
=======================================================================================

                                                          Institutional
 Annual Fund Operating                                          Service   Institutional
 Expenses (deducted        Class A   Class B   Class C            Class           Class
 from Fund assets)         shares    shares    shares            shares          shares

 Management Fees(7)           0.75%     0.75%     0.75%           0.75%           0.75%
---------------------------------------------------------------------------------------
 Distribution and/or
 Service (12b-1) Fees         0.25%     1.00%     1.00%            None            None
 Other Expenses8              0.65%     0.50%     0.50%           0.75%           0.50%
=======================================================================================
 TOTAL ANNUAL FUND
 OPERATING EXPENSES           1.65%     2.25%     2.25%           1.50%           1.25%

 Amount of Fee
 Waiver Expense
 Reimbursement                0.10%     0.10%     0.10%           0.10%           0.10%
=======================================================================================
 TOTAL ANNUAL
 FUND OPERATING
 EXPENSES
 (AFTER WAIVERS/
 REIMBURSEMENTS)(9)           1.55%     2.15%     2.15%           1.40%           1.15%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front End Sales Charges-Class A and Class D shares" on page 20.


                                                                              13

FUND SUMMARIES - GARTMORE MID CAP GROWTH FUND


================================================================================


3 A CDSC of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 23, and "Buying, Selling and Exchanging Fund Shares-Buying shares-Class A Purchases not Subject to a Sales Charge" beginning on page 21.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 23.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 23.

6 A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Exchanging Fund Shares-Excessive Exchange Activity" on page 27.

7 The Fund commenced operations on October 1, 2002. As a result, the management fee represents the maximum fee which could be paid to GMF under its agreement with the Fund.

8 As a new fund, these are estimates for the current fiscal year ending October 31, 2003. These estimates do not take into account the expense limitation agreement between the Fund and GMF.

9 GMF and the Fund have entered into a written contract limiting total fund operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.15% for each Class at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 year    3years
=======================================================
 Class A Shares                      $ 724(1)  $  1,056
-------------------------------------------------------
 Class B Shares                      $   718   $    994
-------------------------------------------------------
 Class C Shares                      $   418   $    787
-------------------------------------------------------
 Institutional Service Class Shares  $   143   $    464
-------------------------------------------------------
 Institutional Class Shares          $   117   $    387

You would pay the following expenses on the same investment if you did not sell your shares(2):

                                      1 year    3 years
=======================================================
 Class B Shares                      $   218   $    694
-------------------------------------------------------
 Class C Shares                      $   316   $    787

----------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS


================================================================================


TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information ("SAI") contains additional information about each of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. (NATIONWIDE, GROWTH) The Fund may invest in convertible securities-also known as convertibles- including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non- convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

PREFERRED STOCK (MID CAP GROWTH). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

WARRANTS (MID CAP GROWTH). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

MANAGEMENT


================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF may allocate the Gartmore Large Cap Value Fund's assets among one or more subadvisers and evaluates and monitors the performance of subadvisers. GMF is authorized to select and place portfolio investments on behalf of such Fund. However, GMF does not intend to do so at this time. GMF was organized in 1999 and advises mutual funds. As of December 31, 2002, GMF and its affiliates had approximately $30.3 billion in assets under management, including approximately $14.7 billion managed by GMF.

Each Fund pays GMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by each Fund for the fiscal year ended October 31, 2002 (including any fees paid to a sub- adviser), expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

 Fund                             Fee
-------------------------------------
 Gartmore Nationwide Fund       0.57%
 Gartmore Growth Fund           0.59%
 Gartmore Large Cap Value Fund  0.75%

The Mid Cap Growth Fund pays GMF a management fee, which is based on the Fund's average daily net assets, of 0.75%.

PORTFOLIO MANAGERS - GARTMORE NATIONWIDE FUND

Simon Melluish and William H. Miller are portfolio co-managers of the Fund. Mr. Melluish joined Gartmore Investment Management plc ("GIM"), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently co-manages the Gartmore GVIT Nationwide Fund and manages the Gartmore Nationwide Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund.

Mr. Miller began co-managing the Fund and the Gartmore GVIT Nationwide Fund on September 1, 2000. Prior to joining GMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997).

PORTFOLIO MANAGER - GARTMORE GROWTH FUND

Christopher Baggini is the Gartmore Growth Fund's portfolio manager. As portfolio manager, Mr. Baggini is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1996 to March 2000.

PORTFOLIO MANAGER - GARTMORE MID CAP GROWTH FUND

Robert D. Glise, CFA, is the Gartmore Mid Cap Growth Fund's portfolio manager. As the portfolio manager, Mr. Glise is responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Mr. Glise joined GMF in April 2002. Prior to April 2002, Mr. Glise was Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MidCap Select Fund as well as co-manager of the Munder Small Company Growth Fund. Prior to that, Mr. Glise was a portfolio manager for the Eaton Corporation from April 1993 to January 1998.

MULTI-MANAGER STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with a non-affiliate subadviser with Trustee approval but without shareholder approval. Currently, the Gartmore Large Cap Value Fund is subadvised by NorthPointe, an affiliate of GMF. If a new non-affiliate subadviser is hired for this Fund, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services  to the Funds:

-    performing initial due diligence on prospective subadvisers for a Fund.
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations.
-    communicating performance expectations and evaluations to the subadvisers.
- ultimately recommending to the Board of Trustees whether a sub- adviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Funds will obtain favorable results at any given time.

MANAGEMENT


================================================================================


SUBADVISER FOR THE GARTMORE LARGE CAP VALUE FUND

Subject to the supervision of GMF and the Trustees, NorthPointe will manage the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

NorthPointe Capital, LLC (NorthPointe) 101 West Big Beaver, Suite 1125, Troy, Michigan 48084, was organized in 1999 and manages the Fund, as well as several other mutual funds and institutional accounts. Prior to March 1, 2001, the Gartmore Large Cap Value Fund was managed by Brinson Partners, Inc.

Out of its management fee, GMF paid NorthPointe an annual subadvisory fee for the fiscal year ended October 31, 2002, based on the Fund's average daily net assets, of 0.35%.

PORTFOLIO MANAGERS - GARTMORE LARGE CAP VALUE FUND

Peter James Cahill is the lead portfolio manager of the Gartmore Large Cap Value Fund. He is assisted by Jeffrey C. Petherick and Mary C. Champagne in the Fund's management. Mr. Cahill joined NorthPointe in January 2000. He was with Loomis, Sayles & Company L.P. from May 1997 to January 2000 as a Director of quantitative research. Prior to May 1997, Mr. Cahill was a quantitative researcher for Bank of America.

Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and currently co-manage several Gartmore Funds. Between June 1995 and January 2000, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Class D, Institutional Service Class and Institutional Class shares are available to a limited group of investors depending on which Fund you purchase.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

-    Class A shares
-    Class C shares
-    Class D shares

Contingent Deferred Sales Charge (CDSC)(1):

-    Class B shares if you sell your shares within six years of purchase
-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A, Class D and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A, Class D and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Class D, Institutional Service Class or Institutional Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A and D shares              Class B shares                     Class C shares
-------------------------------------------------------------------------------------------------
Front-end sales charge means      No front-end sales charge, so      Front-end sales charge
that a  portion of your initial   your full investment               means that a portion of
investment goes  toward the       immediately goes toward            your initial investment goes
sales charge, and is  not         buying shares                      toward the sales charge
invested                                                             and is not invested. Front-
                                                                     end Sales Charge on Class
                                                                     C is lower than Class A
                                                                     and Class D
-------------------------------------------------------------------------------------------------
Reductions and waivers of the     No reductions of the CDSC          Like Class B shares, no
sales  charge available           available, but waivers available   reductions of the CDSC are
                                                                     available, but waivers are
                                                                     available
-------------------------------------------------------------------------------------------------
Lower expenses than Class B       Higher distribution and service    Higher distribution and
and  Class C shares mean          fees than Class A and Class D      service fees than Class A
higher dividends  per share       shares mean higher fund            and Class D shares mean
                                  expenses and lower dividends       higher fund expenses and
                                  per share                          lower dividends per share
-------------------------------------------------------------------------------------------------
Conversion features are not       After seven years, Class B         Unlike Class B shares,
applicable                        shares convert into Class A        Class C shares do not
                                  shares, which reduces your         automatically convert into
                                  future fund expenses               another class
-------------------------------------------------------------------------------------------------
No sales charge when              CDSC if shares are sold within     CDSC of 1% is applicable if
shares are  sold back             six years: 5% in the first year,   shares are sold in  the first
to a Fund(1)                      4% in the second, 3% in the        year after purchase
                                  third and fourth years, 2% in
                                  the fifth,  and 1% in the sixth
                                  year
-------------------------------------------------------------------------------------------------
No maximum investment limit       Investments of $250,000 or         Investments of $1,000,000
                                  more may be Rejected(2)            or more may be Rejected(3)

--------------------------------
1 A CDSC of up to 0.50% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Class D, Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of the Trust
- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Funds
- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

WHO CAN BUY CLASS D SHARES

Class D shares are available for purchase by the following:

- Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account and in the same capacity
- Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSA"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

MINIMUM INVESTMENTS-CLASS A, B, C & D SHARES

 To open an account (per Fund)       $    2,000
-----------------------------------------------
 To open an IRA account
 (per Fund)                          $    1,000
-----------------------------------------------
 Additional investments
 (per Fund)                          $      100
-----------------------------------------------
 To start an Automatic Asset
 Accumulation Plan                   $    1,000
-----------------------------------------------
 Additional Automatic Asset
 Accumulation Plan
 per transaction                     $       50
-----------------------------------------------

 MINIMUM INVESTMENTS-INSTITUTIONAL SERVICE CLASS

 To open an account
 (per Fund)                          $   50,000
-----------------------------------------------
 Additional investments                    None
-----------------------------------------------

 MINIMUM INVESTMENTS-INSTITUTIONAL CLASS

 To open an account
 (per Fund)                          $1,000,000
-----------------------------------------------
 Additional investments                   None
-----------------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES
CLASS A, CLASS C AND CLASS D SHARES

The charts below show the applicable Class A and Class D front-end shares sales charges, which decrease as the amount of your investment increases.


CLASS A SHARES
                         Sales Charge         Dealer
                             as % of        Commission
                       --------------------   as % of
                       Offering    Amount    Offering
Amount of purchase       Price    Invested     Price
------------------------------------------------------
 Less than $50,000         5.75%      6.10%      5.00%
------------------------------------------------------
 $50,000 to $99,999        4.75       4.99       4.00
------------------------------------------------------
 $100,000 to $249,999      3.50       3.63       3.00
------------------------------------------------------
 $250,000 to $499,999      2.50       2.56       2.00
------------------------------------------------------
 $500,000 to $999,999      2.00       2.04       1.75
------------------------------------------------------
 $1 million or more        None       None       None

CLASS D SHARES
                               Sales Charge         Dealer
                                  as % of         Commission
                            --------------------   as % of
                             Offering    Amount    Offering
Amount of purchase             Price    Invested     Price
-----------------------------------------------------------
 Less than $50,000              4.50%      4.71%      4.00%
 $50,000 to $99,999             4.00       4.17       3.50
 $100,000 to $249,999           3.00       3.09       2.50
 $250,000 to $499,999           2.50       2.56       1.75
 $500,000 to $999,999           2.00       2.04       1.25
 $1 million to $24,999,999      0.50       0.50       0.50
 $25 million or more            None       None       None

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more Gartmore Funds (including the Funds) at one time, or you can utilize the Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.50% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The above tables show how the
     ---------------------------------------------
     sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
     ----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.

-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     ----------------------------
     Funds' Class A and Class D shares (except the Gartmore Money Market Fund) you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)

- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor. (Class A shares only)

- Any person who pays for the shares with the proceeds of one of the following sales:

-    Sales of non-Gartmore Fund shares

     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

     - Sales of Class A shares of another Gartmore Fund when they purchase Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares)

          To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Funds which have Class D shares)

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Code. (Class A shares only)

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts). (Class A and Class D shares for those Funds which have Class D shares)

- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates. (Class A and Class D shares for those Funds which have Class D shares)

- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.). (Class A and Class D shares for those Funds which have Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B, Class C or Class D shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions,

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BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communica- tions will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-4920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regula- tory materials.

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recent- ly purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paper- work to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

SIGNATURE GUARANTEE-CLASS A, CLASS B, CLASS C AND CLASS D SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designat- ed or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                 1      2       3       4       5       6     7 years
Sale within    year   years   years   years   years   years   or more
----------------------------------------------------------------------
Sales charge      5%      4%      3%      3%      2%      1%       0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


no initial sales charge) and then redeem all or part of the shares with- in 18 months after your initial purchase of those shares:

Amount of           $1 million     $25 million
Purchase          to $24,999,999     or more
------------------------------------------------
Amount of CDSC         0.50%           0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a deter- mination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

REDEMPTION FEES

The Gartmore Mid Cap Growth Fund will assess a redemption fee of 1.50% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commis- sions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that can- not implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, Class C or Class D shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B, Class C and Class D shares". Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact the Distributor at 1-800- 848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800- 848-0920 connects you to our automated voice-response sys- tem, available 24 hours a day, seven days a week, for easy access to mutual fund informa- tion. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are gen- uine. If a Fund acts on instructions it reasonably believed were gen- uine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more informa- tion, see "Distributions and Taxes-Selling Fund Shares" on page 28

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B, CLASS C AND CLASS D SHARES

If the value of your Class A, B, C or D shares of a Fund falls below $2000 ($1000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:


Fund/Class                As a % of daily net assets

Class A shares   0.25% (distribution or service fee)
----------------------------------------------------
Class B shares   1.00% (0.25% service fee)
----------------------------------------------------
Class C shares   1.00% (0.25% service fee)

Class D, Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund with-in Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund or any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first pur-chase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund (including a Fund) and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information). If you exchange Prime Shares of the Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C, Class D and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares sub- ject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax pur- poses. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more informa- tion, see "Distribution and Taxes-Exchanging Fund Shares" on page 28.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 22 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your applica- tion. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addi- tion, the following Gartmore Funds (including certain of the Funds) may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

 Fund                                                              Exchange Fee
-------------------------------------------------------------------------------
 Gartmore Emerging Markets Fund. . . . . . . . . . . . . . . . . . . . .  2.00%

 Gartmore International Growth Fund. . . . . . . . . . . . . . . . . . .  2.00%

 Gartmore International Small Cap Growth Fund. . . . . . . . . . . . . .  2.00%

 Gartmore Global Financial Services Fund . . . . . . . . . . . . . . . .  2.00%

 Gartmore Global Utilities Fund. . . . . . . . . . . . . . . . . . . . .  2.00%

 Gartmore Global Health Sciences Fund. . . . . . . . . . . . . . . . . .  2.00%

 Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . . . . . . . .  2.00%

 Gartmore Nationwide Leaders Fund. . . . . . . . . . . . . . . . . . . .  2.00%

 Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . . . . . . . .  2.00%

 Gartmore Global Technology and  Communications Fund . . . . . . . . . .  2.00%

 Gartmore Micro Cap Equity Fund. . . . . . . . . . . . . . . . . . . . .  1.50%

 Gartmore Mid Cap Growth Fund. . . . . . . . . . . . . . . . . . . . . .  1.50%

 Gartmore Millennium Growth Fund . . . . . . . . . . . . . . . . . . . .  1.50%

 Gartmore Value Opportunities Fund . . . . . . . . . . . . . . . . . . .  1.50%

 Nationwide Small Cap Fund . . . . . . . . . . . . . . . . . . . . . . .  1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES


================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported on Form 1099, which we will send to you during tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of securities over any losses from sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as such no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%. The tax status of capital gains distributed to you during the year will be reported on a Form 1099. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or
(2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds.

When withholding is required, the amount will be 30% for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another Fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding of estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS


================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years or, if the Fund has not been in operation for the past five years, for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the year ended October 31, 2002 has been audited by Pricewaterhouse Coopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors. The tables for the Nationwide and Growth Funds for 1998 reflect information for one Class D share outstanding through the periods ended October 31 (prior to May 11, 1998, shares were without designation). The tables for these Funds also include information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999, October 31, 2000, and October 31, 2001, for the Class C shares for the period from March 1, 2001 to October 31, 2001 and for Institutional Service Class shares for the period from January 2, 2002 to October 31, 2002. The information for the Gartmore Large Cap Value Fund reflects the performance for the life of the Fund. Class A, Class B, Class C and Institutional Service Class shares for the Gartmore Mid Cap Growth Fund had not commenced operations as of October 31, 2002.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE NATIONWIDE FUND

                                                         INVESTMENT ACTIVITIES                      DISTRIBUTIONS
                                                  -------------------------------------  --------------------------------------
                                                                  NET
                                                                REALIZED
                                         NET                      AND
                                        ASSET        NET       UNREALIZED      TOTAL
                                        VALUE,    NVESTMENT      GAINS         FROM          NET         NET
                                      BEGINNING    IINCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                      OF PERIOD     (LOSS)    INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
------------------------------------  ----------  ----------  ------------  -----------  -----------  ---------  --------------
 CLASS A SHARES
 Period Ended October 31, 1998 (c)    $    29.94       0.06          0.38         0.44        (0.08)         -           (0.08)
 Year Ended October 31, 1999          $    30.30       0.17          2.84         3.01        (0.11)     (0.49)          (0.60)
 Year Ended October 31, 2000          $    32.71       0.16          0.14         0.30        (0.17)     (2.04)          (2.21)
 Year Ended October 31, 2001          $    30.80       0.08         (5.66)       (5.58)       (0.10)     (8.37)          (8.47)
 Year Ended October 31, 2002          $    16.75       0.07         (1.68)       (1.61)       (0.08)         -           (0.08)

 CLASS B SHARES
 Period Ended October 31, 1998 (c)    $    29.94          -          0.27         0.27        (0.03)         -           (0.03)
 Year Ended October 31, 1999          $    30.18      (0.03)         2.79         2.76            -      (0.49)          (0.49)
 Year Ended October 31, 2000          $    32.45      (0.06)         0.13         0.07            -      (2.04)          (2.04)
 Year Ended October 31, 2001          $    30.48      (0.06)        (5.65)       (5.71)           -      (8.37)          (8.37)
 Year Ended October 31, 2002          $    16.40      (0.03)        (1.65)       (1.68)           -          -               -

 CLASS C SHARES
 Period Ended October 31, 2001 (d)    $    19.12      (0.03)        (2.68)       (2.71)       (0.01)         -           (0.01)
 Year Ended October 31, 2002          $    16.40      (0.03)        (1.65)       (1.68)           -          -               -

 CLASS D SHARES
 Year Ended October 31, 1998 (c)      $    26.57       0.30          6.23         6.53        (0.30)     (2.54)          (2.84)
 Year Ended October 31, 1999          $    30.26       0.25          2.82         3.07        (0.24)     (0.49)          (0.73)
 Year Ended October 31, 2000          $    32.60       0.23          0.12         0.35        (0.24)     (2.04)          (2.28)
 Year Ended October 31, 2001          $    30.67       0.13         (5.65)       (5.52)       (0.14)     (8.37)          (8.51)
 Year Ended October 31, 2002          $    16.64       0.13         (1.69)       (1.56)       (0.12)         -           (0.12)

 INSTITUTIONAL SERVICE CLASS SHARES
 Period Ended October 31, 2002 (e)    $    18.18       0.11         (3.24)       (3.13)       (0.10)         -           (0.10)


                                                                               RATIOS / SUPPLEMENTAL DATA
                                                             ----------------------------------------------------------------
                                                                                            RATIO OF NET
                                                                                             INVESTMENT
                                        NET                      NET       RATIO OF            INCOME
                                       ASSET                   ASSETS      EXPENSES            (LOSS)
                                      VALUE,                  AT END OF   TO AVERAGE         TO AVERAGE
                                      END OF      TOTAL        PERIOD         NET                NET             PORTFOLIO
                                      PERIOD    RETURN (a)     (000S)       ASSETS             ASSETS           TURNOVER (b)
------------------------------------  -------  ------------  -----------  ----------------  ------------------  ------------
 CLASS A SHARES
 Period Ended October 31, 1998 (c)    $ 30.30      1.48%(f)  $    19,746        1.00%  (g)          0.54%  (g)        13.47%
 Year Ended October 31, 1999          $ 32.71        10.05%  $    54,223        0.96%               0.53%             13.88%
 Year Ended October 31, 2000          $ 30.80         1.25%  $    54,537        0.98%               0.54%             90.01%
 Year Ended October 31, 2001          $ 16.75      (23.34%)  $   149,086        1.15%               0.32%             71.36%
 Year Ended October 31, 2002          $ 15.06       (9.64%)  $   362,435        1.14%               0.46%             25.51%

 CLASS B SHARES
 Period Ended October 31, 1998 (c)    $ 30.18     0.90% (f)  $    13,493        1.75%  (g)        (0.20%)  (g)        13.47%
 Year Ended October 31, 1999          $ 32.45         9.22%  $    44,994        1.72%             (0.21%)             13.88%
 Year Ended October 31, 2000          $ 30.48         0.48%  $    47,293        1.73%             (0.20%)             90.01%
 Year Ended October 31, 2001          $ 16.40      (24.19%)  $    36,241        1.85%             (0.30%)             71.36%
 Year Ended October 31, 2002          $ 14.72      (10.24%)  $    31,267        1.80%             (0.18%)             25.51%

 CLASS C SHARES
 Period Ended October 31, 2001 (d)    $ 16.40  (14.16%) (f)  $       175        1.89%  (g)        (0.45%)  (g)        71.36%
 Year Ended October 31, 2002          $ 14.72      (10.24%)  $       212        1.80%             (0.20%)             25.51%

 CLASS D SHARES
 Year Ended October 31, 1998 (c)      $ 30.26        25.73%  $ 2,172,101        0.66%               1.00%             13.47%
 Year Ended October 31, 1999          $ 32.60        10.27%  $ 2,443,493        0.73%               0.78%             13.88%
 Year Ended October 31, 2000          $ 30.67         1.40%  $ 2,085,243        0.78%               0.74%             90.01%
 Year Ended October 31, 2001          $ 16.64      (23.22%)  $ 1,458,371        0.89%               0.64%             71.36%
 Year Ended October 31, 2002          $ 14.96       (9.43%)  $ 1,125,402        0.86%               0.77%             25.51%

 INSTITUTIONAL SERVICE CLASS SHARES
 Period Ended October 31, 2002 (e)    $ 14.95  (17.27%) (f)  $    48,283        0.80%  (g)          0.75%  (g)        25.51%
-------------------------------

(a)  Excludes sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) Shares first offered to public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(f)  Not annualized.
(g)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE GROWTH FUND

                                                              INVESTMENT ACTIVITIES               DISTRIBUTIONS
                                                     ---------------------------------------  ----------------------
                                                                       NET
                                                                  REALIZED AND
                                           NET           NET       UNREALIZED       TOTAL
                                      ASSET VALUE,   INVESTMENT       GAINS         FROM          NET         NET
                                        BEGINNING      INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED
                                        OF PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME       GAINS
------------------------------------  -------------  -----------  -------------  -----------  -----------  ---------
 CLASS A SHARES
 Period Ended October 31, 1998 (c)    $       16.51       (0.02)         (0.47)       (0.49)          .-          -
 Year Ended October 31, 1999          $       16.02        0.01           2.64         2.65        (0.01)     (0.31)
 Year Ended October 31, 2000          $       18.35       (0.08)         (0.84)       (0.92)          .-      (2.44)
 Year Ended October 31, 2001          $       14.99       (0.05)         (5.85)       (5.90)          .-      (3.20)
 Year Ended October 31, 2002          $        5.89       (0.02)         (1.13)       (1.15)          .-          -

 CLASS B SHARES
 Period Ended October 31, 1998 (c)    $       16.51       (0.04)         (0.49)       (0.53)          .-          -
 Year Ended October 31, 1999          $       15.98       (0.06)          2.59         2.53           .-      (0.31)
 Year Ended October 31, 2000          $       18.20       (0.15)         (0.90)       (1.05)          .-      (2.44)
 Year Ended October 31, 2001          $       14.71       (0.10)         (5.87)       (5.97)          .-      (3.20)
 Year Ended October 31, 2002          $        5.54       (0.06)         (1.04)       (1.10)          .-          -

 CLASS C SHARES
 Period Ended October 31, 2001 (d)    $        7.11       (0.03)         (1.53)       (1.56)          .-          -
 Year Ended October 31, 2002          $        5.55       (0.06)         (1.05)       (1.11)          .-          -

 CLASS D SHARES
 Year Ended October 31, 1998 (c)      $       16.32        0.03           2.32         2.35        (0.04)     (2.61)
 Year Ended October 31, 1999          $       16.02        0.03           2.65         2.68        (0.03)     (0.31)
 Year Ended October 31, 2000          $       18.36       (0.05)         (0.84)       (0.89)          .-      (2.44)
 Year Ended October 31, 2001          $       15.03       (0.03)         (5.86)       (5.89)          .-      (3.20)
 Year Ended October 31, 2002          $        5.94       (0.01)         (1.14)       (1.15)          .-          -

 INSTITUTIONAL SERVICE CLASS SHARES
 Period Ended October 31, 2002 (e)    $        6.59       (0.01)         (1.79)       (1.80)          .-          -



                                 DISTRIBUTIONS                            RATIOS / SUPPLEMENTAL DATA
                                 -------------  -----------------------------------------------------------------------------------
                                                                                                          RATIO OF NET
                                                                                            RATIO OF       INVESTMENT
                                                              NET          NET ASSETS       EXPENSES      INCOME (LOSS)
                                                          ASSET VALUE,      AT END OF      TO AVERAGE      TO AVERAGE
                                     TOTAL       END OF      TOTAL           PERIOD           NET             NET       PORTFOLIO
                                 DISTRIBUTIONS   PERIOD    RETURN (a)        (000S)          ASSETS          ASSETS    TURNOVER (b)
-------------------------------  -------------  -------  ---------------  ------------  ----------------  -----------  ------------
 CLASS A SHARES
 Period Ended October 31, 1998 (c)    -   $      16.02     (2.97%)  (f)  $      2,830        1.11%  (g)   (0.38%) (g)        38.61%
 Year Ended October 31, 1999      (0.32)  $      18.35      16.85%       $      7,654        1.04%        (0.02%)            35.18%
 Year Ended October 31, 2000      (2.44)  $      14.99     (6.43%)       $      9,234        1.04%         0.52%)           163.52%
 Year Ended October 31, 2001      (3.20)  $       5.89    (47.33%)       $      5,268        1.33%        (0.60%)           210.72%
 Year Ended October 31, 2002              $       4.74    (19.52%)       $      4,828        1.17%        (0.34%)           241.95%

 CLASS B SHARES
 Period Ended October 31, 1998 (c)     -   $      15.98     (3.21%)  (f)  $      1,557        1.88%  (g)  (1.16%) (g)        38.61%
 Year Ended October 31, 1999       (0.31)  $      18.20      16.12%       $      6,210        1.79%       (0.76%)            35.18%
 Year Ended October 31, 2000       (2.44)  $      14.71     (7.30%)       $      8,180        1.80%       (1.28%)           163.52%
 Year Ended October 31, 2001       (3.20)  $       5.54    (49.10%)       $      4,288        2.12%       (1.36%)           210.72%
 Year Ended October 31, 2002           -   $       4.44    (19.86%)       $      3,299        1.90%       (1.08%)           241.95%

 CLASS C SHARES
 Period Ended October 31, 2001 (d)     -   $       5.55    (21.94%)  (f)  $         58        2.27%  (g)  (1.41%) (g)        10.72%
 Year Ended October 31, 2002           -   $       4.44    (20.00%)       $         52        1.90%       (1.08%)           241.95%

 CLASS D SHARES
 Year Ended October 31, 1998 (c)   (2.65)  $      16.02      15.94%       $    914,178        0.73%        0.19%             38.61%
 Year Ended October 31, 1999       (0.34)  $      18.36      17.07%       $  1,014,687        0.80%         0.19%            35.18%
 Year Ended October 31, 2000       (2.44)  $      15.03     (6.23%)       $    834,816        0.83%       (0.30%)           163.52%
 Year Ended October 31, 2001       (3.20)  $       5.94    (47.07%)       $    385,898        1.10%       (0.38%)           210.72%
 Year Ended October 31, 2002           -   $       4.79    (19.36%)       $    207,357        0.93%       (0.10%)           241.95%

 INSTITUTIONAL SERVICE CLASS SHARES
 Period Ended October 31, 2002 (e)     -   $       4.79    (27.31%)  (f)  $     59,307        0.88%  (g)  (0.11%) (g)       241.95%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) Shares first offered to public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(f)  Not annualized.
(g)  Annualized.

FINANCIAL


================================================================================


GARTMORE LARGE CAP VALUE FUND

                                                      INVESTMENT ACTIVITIES                        DISTRIBUTIONS
                                               ---------------------------------------  ---------------------------------
                                                                 NET
                                      NET                   REALIZED AND                                                     NET
                                     ASSET         NET       UNREALIZED       TOTAL                                         ASSET
                                     VALUE,    INVESTMENT       GAINS         FROM          NET         NET       TOTAL     VALUE,
                                   BEGINNING     INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED   DISTRIBU-   END OF
                                   OF PERIOD     (LOSS)      INVESTMENTS   ACTIVITIES     INCOME       GAINS      TIONS     PERIOD
---------------------------------  ----------  -----------  -------------  -----------  -----------  ---------  ---------  --------
CLASS A SHARES
Period Ended October 31, 1999 (d)  $    10.00        0.07           0.32         0.39        (0.07)         -      (0.07)  $ 10.32
Year Ended October 31, 2000        $    10.32        0.15           0.67         0.82        (0.14)     (0.04)     (0.18)  $ 10.96
Year Ended October 31, 2001        $    10.96        0.10          (0.98)       (0.88)       (0.10)         -      (0.10)  $  9.98
Year Ended October 31, 2002        $     9.98        0.08          (0.82)       (0.74)       (0.08)     (0.41)     (0.49)  $  8.75

CLASS B SHARES
Period Ended October 31, 1999 (d)  $    10.00       (0.02)          0.27         0.25        (0.01)         -      (0.01)  $ 10.24
Year Ended October 31, 2000        $    10.24        0.07           0.68         0.75        (0.11)     (0.04)     (0.15)  $ 10.84
Year Ended October 31, 2001 (e)    $    10.84        0.02          (0.98)       (0.96)       (0.02)         -      (0.02)  $  9.86
Year Ended October 31, 2002        $     9.86        0.01          (0.80)       (0.79)       (0.02)     (0.41)     (0.43)  $  8.64

CLASS C SHARES
Period Ended October 31, 2001 (f)  $    11.21        0.02          (1.34)       (1.32)       (0.04)         -      (0.04)  $  9.85
Year Ended October 31, 2002        $     9.85        0.01          (0.79)       (0.78)       (0.03)     (0.41)     (0.44)  $  8.63

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 1999 (d)  $    10.00        0.08           0.33         0.41        (0.06)         -      (0.06)  $ 10.35
Year Ended October 31, 2000        $    10.35        0.16           0.67         0.83        (0.16)     (0.04)     (0.20)  $ 10.98
Year Ended October 31, 2001        $    10.98        0.12          (0.98)       (0.86)       (0.09)         -      (0.09)  $ 10.03
Year Ended October 31, 2002 (g)    $    10.03        0.06           1.04         1.10        (0.03)     (0.41)     (0.44)  $ 10.69



                                                                           RATIOS / SUPPLEMENTAL DATA
                                                ---------------------------------------------------------------------------------
                                                                                                          RATIO OF
                                                                           RATIO OF                         NET
                                                                              NET         RATIO OF       INVESTMENT
                                                                          INVESTMENT      EXPENSES         INCOME
                                                    NET       RATIO OF      INCOME       (PRIOR TO         (LOSS)
                                                  ASSETS      EXPENSES      (LOSS)       REIMBURSE-      (PRIOR TO
                                                 AT END OF   TO AVERAGE   TO AVERAGE       MENTS)      REIMBURSEMENTS)  PORTFOLIO
                                      TOTAL       PERIOD         NET          NET        TO AVERAGE      TO AVERAGE     TURNOVER
                                   RETURN (a)     (000S)       ASSETS       ASSETS     NET ASSETS (b)  NET ASSETS (b)     (c)
---------------------------------  -----------  -----------  -----------  -----------  --------------  --------------  ----------
CLASS A SHARES
Period Ended October 31, 1999 (d)    3.86% (h)  $    25,883    1.15% (i)    0.85% (i)       1.87% (i)       0.13% (i)     120.94%
Year Ended October 31, 2000          8.09%      $    30,726    1.15%        1.47%           1.77%           0.85%          88.41%
Year Ended October 31, 2001         (8.07%)     $    27,824    1.15%        0.96%           1.64%           0.47%         156.09%
Year Ended October 31, 2002         (7.98%)     $    23,581    1.36%        0.81%           1.48%           0.69%          91.03%

CLASS B SHARES
Period Ended October 31, 1999 (d)    2.50% (h)  $       155    1.90% (i)    0.13% (i)       5.34% (i)      (3.31%)(i)     120.94%
Year Ended October 31, 2000          7.42%      $       408    1.90%        0.70%           3.56%          (0.96%)         88.41%
Year Ended October 31, 2001 (e)     (8.84%)     $       528    1.90%        0.21%           3.24%          (1.13%)        156.09%
Year Ended October 31, 2002         (8.53%)     $       576    2.02%        0.14%           2.17%          (0.01%)         91.03%

CLASS C SHARES
Period Ended October 31, 2001 (f)  (11.82%)(h)  $        58    1.90% (i)    0.11% (i)       3.94% (i)      (1.93%)(i)     156.09%
Year Ended October 31, 2002         (8.50%)     $        80    2.03%        0.13%           2.15%           0.01%          91.03%

INSTITUTIONAL SERVICE CLASS
SHARES
Period Ended October 31, 1999 (d)    4.05% (h)  $       755    1.00% (i)    0.77% (i)       4.21% (i)      (2.44%)(i)     120.94%
Year Ended October 31, 2000          8.20%      $     1,645    1.00%        1.56%           1.64%           0.92%          88.41%
Year Ended October 31, 2001         (7.86%)     $        68    1.00%        1.03%           1.44%           0.59%         156.09%
Year Ended October 31, 2002 (g)     11.26% (h)  $         -    0.97% (i)    1.62% (i)       1.39% (i)       1.20%          37.27%
-------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.
(h)  Not annualized.
(i)  Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE MID CAP GROWTH FUND

                                                           INVESTMENT ACTIVITIES
                                                   --------------------------------------                       -------------
                                                                      NET
                                                                   REALIZED
                                                                      AND                    NET
                                         NET                      UNREALIZED     TOTAL      ASSET                NET ASSETS
                                    ASSET VALUE,        NET          GAINS        FROM     VALUE,                AT END OF
                                      BEGINNING     INVESTMENT    (LOSSES) ON  INVESTMENT  END OF     TOTAL        PERIOD
                                      OF PERIOD    INCOME (LOSS)  INVESTMENTS  ACTIVITIES  PERIOD   RETURN (a)     (000S)
----------------------------------  -------------  -------------  -----------  ----------  -------  ----------  -------------
 INSTITUTIONAL CLASS SHARES
 Period Ended October 31, 2002 (c)  $       10.00         (0.01)         0.27        0.26  $ 10.26   2.60% (d)  $      1,026


                                                            RATIOS / SUPPLEMENTAL DATA
                                    -------------------------------------------------------------------------
                                                   RATIO OF        RATIO OF       RATIO OF NET
                                                      NET          EXPENSES          INCOME
                                     RATIO OF     INVESTMENT      INVESTMENT         (LOSS)
                                     EXPENSES    INCOME (LOSS)     (PRIOR TO        (PRIOR TO
                                    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)  REIMBURSEMENTS)
                                        NET           NET         TO AVERAGE       TO AVERAGE      PORTFOLIO
                                      ASSETS        ASSETS      NET ASSETS (b)   NET ASSETS (b)    TURNOVER
----------------------------------  -----------  -------------  ---------------  ---------------  -----------
 INSTITUTIONAL CLASS SHARES
 Period Ended October 31, 2002 (c)    1.15% (e)    (0.69%) (e)       20.62% (e)     (20.16%) (e)       3.74%

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) For the period from October 1, 2002 (commencement of operations) through October 31, 2002
(d)  Not annualized.
(e)  Annualized.

================================================================================


INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service
Representatives are available 8 a.m. - 9 p.m.
Eastern Time, Monday through Friday.
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

--------------------------------------------------------------------------------

CORE FIXED INCOME Series

Gartmore Bond Fund
Gartmore Tax-Free Income Fund
Gartmore Government Bond Fund
Gartmore Morley Enhanced Income Fund
Gartmore Money Market Fund


GARTMORE FUNDS                                             www.gartmorefunds.com

================================================================================


PROSPECTUS
March 1, 2003


                                [GRAPHIC OMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.
--------------------------------------------------------------------------------
LOOK BEYOND (sm).

TABLE OF CONTENTS


================================================================================


FUND SUMMARIES-THE BOND FUNDS. . . . . . . . . . . . . . . . . . . . . . . .   3
Gartmore Bond Fund
Gartmore Tax-Free Income Fund
Gartmore Government Bond Fund
Gartmore Morley Enhanced Income Fund

FUND SUMMARY-THE MONEY MARKET FUND . . . . . . . . . . . . . . . . . . . . .  15
Gartmore Money Market Fund

MORE ABOUT THE BOND FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . .   8
Temporary Investments
Principal Investments and Techniques
Principal Risks.

MORE ABOUT THE MONEY MARKET FUND . . . . . . . . . . . . . . . . . . . . . .  21
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Investment Advisers
Gartmore Mutual Fund Capital Trust - Investment Adviser for each of the Funds except the Gartmore Morley Enhanced
  Income Fund
Gartmore Morley Capital Management, Inc. - Investment
  Adviser for Gartmore Morley Enhanced Income Fund

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . . . . . . . . . . . .   23
Choosing a Share
Class Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Distributions of Income Dividends
Tax-Free Income Fund
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares
Non-U.S. Investors

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES


================================================================================


This prospectus provides information about five funds (the "Funds") offered by Gartmore Mutual Funds, which include four bond funds and a money market fund. The "Bond Funds" means all of the bond funds offered in this prospectus, and the "Money Market Fund" means the Gartmore Money Market Fund. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Bond Funds" beginning on page 18 or "More about the Money Market Fund" beginning on page 21. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes:

Gartmore Bond Fund

     -    Class A
     -    Class B
     -    Class C
     -    Class D

Gartmore Tax-Free Income Fund

     -    Class A
     -    Class B
     -    Class C
     -    Class D

Gartmore Government Bond Fund

     -    Class A
     -    Class B
     -    Class C
     -    Class D

Gartmore Morley Enhanced Income Fund

     -    Class A
     -    Institutional Service Class
     -    Institutional Class

Gartmore Money Market Fund

     -    Prime Shares
     -    Service Class
     -    Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 23.

FUND SUMMARIES - GARTMORE BOND FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with preservation of capital.

To achieve its objective, the Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Fund's shares. It seeks to achieve its objective by investing primarily in investment-grade securities, focusing largely on corporate bonds and U.S. government securities. Under normal conditions, the Fund invests at least 80% of its net assets in bonds, which include debentures and notes.

The Fund also invests in foreign government and corporate bonds, denominated in U.S. dollars, and in mortgage-backed and asset-backed securities. It may also invest in commercial paper rated in one of the two highest rating categories by a rating agency.

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will have a duration of four to seven years. In choosing to buy a debt security, the portfolio manager looks for value. A security may be sold to take advantage of more favorable opportunities. The Fund may sell a debt security as it gets closer to maturity in order to maintain the Fund's target duration and achieve an attractive total return.

INVESTMENT-GRADE SECURITIES
The Fund focuses on "investment grade" taxable debt securities, including corporate debt instruments that have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed- rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

FUND SUMMARIES - GARTMORE BOND FUND


================================================================================


EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

For additional information, see "More about the Bond Funds" beginning page 18.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class D shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS D SHARES(1) (YEARS ENDED DECEMBER 31)

1993   10.7%
1994   -8.1%
1995   24.2%
1996    1.5%
1997    9.3%
1998    8.4%
1999   -2.8%
2000    7.4%
2001    9.8%
2002    9.3%

Best quarter:   8.69% 2nd qtr. of 1995
Worst quarter: -5.02% 1st qtr. of 1994

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.

Average annual returns(1) - as of 12/31/02   1 year   5 years   10 years
-------------------------------------------------------------------------
Class A shares-Before Taxes(2)                 3.88%     5.05%      6.02%
-------------------------------------------------------------------------
Class B shares-Before Taxes(2)                 3.42%     5.18%      6.25%
-------------------------------------------------------------------------
Class C shares-Before Taxes(2)                 6.38%     5.71%      6.35%
-------------------------------------------------------------------------
Class D shares-Before Taxes                    4.33%     5.34%      6.17%
-------------------------------------------------------------------------
Class D shares-After Taxes on
  Distributions                                2.15%     2.90%      3.51%
-------------------------------------------------------------------------
Class D shares-After Taxes on
  Distributions and Sale of Shares             2.59%     3.01%      3.55%
-------------------------------------------------------------------------
Lehman Brothers Govt./Credit
  Bond Index(3)                               11.04%     7.62%      7.61%

---------------
1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

2 These returns through May 11, 1998 are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of Class A, Class B and Class C shares, and which is the same as the performance shown for Class D shares. In addition, the performance of Class C shares for the period of May 11, 1998 through March 1, 2001, prior to the creation of Class C shares, is based on the performance of Class D shares. Excluding the effects of any fee waivers or reimbursements, Class D shares' average annual total returns are similar to what Class A, Class B and Class C shares would have produced because Class A, Class B and Class C shares invest in the same portfolio of securities as Class D shares. For Class A, Class B and Class C shares, these returns have been restated for sales charges, but do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class A, Class B and Class C shares would have been lower.

3 The Lehman Brothers Government/Credit Bond Index-an unmanaged index of government and corporate bonds-gives a broad look at how the prices of U.S. government and corporate bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FUND SUMMARIES - GARTMORE BOND FUND


================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

Shareholder Fees(1)
(paid directly from your         Class A   Class B   Class C   Class D
investment)                       shares    shares    shares    shares
-----------------------------------------------------------------------
Maximum Sales Charge             4.75%(2)   None      1.00%     4.50%(2)
(Load) imposed on
purchases (as a percentage
of offering price)
-----------------------------------------------------------------------
Maximum Deferred Sales           None(3)    5.00%(4)  1.00%(5)  None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
-----------------------------------------------------------------------

Annual Fund Operating Expenses   Class A   Class B   Class C   Class D
(deducted from Fund assets)      shares    shares    shares    shares
-----------------------------------------------------------------------
Management Fees                     0.50%     0.50%     0.50%     0.50%
-----------------------------------------------------------------------
Distribution and/or Service
12b-1) Fees                         0.25%     0.85%     0.85%     None
-----------------------------------------------------------------------
Other Expenses(6)                   0.31%     0.27%     0.27%     0.33%
-----------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                  1.06%     1.62%     1.62%     0.83%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page 25.

3 A contingent deferred sales charge ("CDSC") of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 29 and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 26.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 29.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 29.

6 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class A shares  $  5781  $    796  $  1,032  $   1,708
------------------------------------------------------
Class B shares  $   665  $    811  $  1,081  $   1,701
------------------------------------------------------
Class C shares  $   365  $    606  $    972  $   2,003
------------------------------------------------------
Class D shares  $   531  $    703  $    890  $   1,429

You would pay the following expenses on the same investment if you did not sell your shares(2):


                 1 year   3 years   5 years   10 years
------------------------------------------------------
Class B shares  $   165  $    511  $    881  $   1,701
------------------------------------------------------
Class C shares  $   263  $    606  $    972  $   2,003

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Class D shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE TAX-FREE INCOME FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital through investing in investment-grade municipal obligations.

To achieve its objective, the Fund invests at least 80% of its net assets in securities, the interest income from which is exempt from federal income taxes. In addition, the Fund may also invest up to 20% of its net assets in securities, the interest income from which is treated as a preference item for purposes of the federal alternative minimum tax. The Fund focuses on municipal obligations that have been rated within the four highest rating categories by a rating agency (such as Standard & Poor's Corporation or Moody's Investors Service, Inc.), or if not rated, are of equivalent quality. These obligations are issued by states, U.S. territories, and their political subdivisions.

The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities, and floating and variable-rate bonds. In choosing to buy a security, the portfolio manager looks for value. A security may be sold to take advantage of more favorable opportunities.

MUNICIPAL OBLIGATIONS
Municipal obligations are issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a government or governmental entity; the government or governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

TAX RISK. As a shareholder in the Fund, you may also face two types of tax risk. There is a risk that the federal income tax rate will be reduced and the value of the tax-exemption will be less valuable. There is also the risk that a municipal bond, which is issued as tax-exempt, will eventually be declared taxable.

For additional information, see "More About the Bond Funds" beginning on page
18.

FUND SUMMARIES - GARTMORE TAX-FREE INCOME FUND


================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before- tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class D shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS D SHARES1 (YEARS ENDED DECEMBER 31)

1993   12.7%
1994   -9.1%
1995   17.5%
1996    3.7%
1997    8.6%
1998    5.6%
1999   -3.6%
2000   11.4%
2001    4.6%
2002    8.5%

Best Quarter:   8.10% 1st qtr. of 1995
Worst Quarter: -7.20% 1st qtr of 1994

1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.



Average annual returns(1) - as of 12/31/02    1 year   5 years   10 years
--------------------------------------------------------------------------
Class A shares-Before Taxes(2)                  3.17%     3.93%      5.10%
--------------------------------------------------------------------------
Class B shares-Before Taxes(2)                  2.57%     4.04%      5.32%
--------------------------------------------------------------------------
Class C shares-Before Taxes(2)                  5.66%     4.51%      5.40%
--------------------------------------------------------------------------
Class D shares-Before Taxes                     3.62%     4.23%      5.25%
--------------------------------------------------------------------------
Class D shares-After Taxes on
  Distributions                                 3.62%     4.18%      5.19%
--------------------------------------------------------------------------
Class D shares-After Taxes on
  Distributions and Sale of Shares              4.03%(3)  4.33%(3)   5.18%
--------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index(5)                                   9.60%     6.06%      6.71%

---------------
1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of the Fund's predecessor for periods prior to May 11, 1998.

2 These returns through May 11, 1998 are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of Class A, Class B and Class C shares, and which is the same as the performance shown for Class D shares. In addition, the performance of Class C shares for the period of May 11, 1998 through March 1, 2001, prior to the creation of Class C shares, is based on the performance of Class D shares. Excluding the effects of any fee waivers or reimbursements, Class D shares' average annual total returns are similar to what Class A, Class B and Class C shares would have produced because Class A, Class B and Class C shares invest in the same portfolio of securities as Class D shares. For Class A, Class B and Class C shares, these returns have been restated for sales charges, but do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class A, Class B and Class C shares would have been lower.

3 The performance for "Class D shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 The Lehman Brothers Municipal Bond Index-an unmanaged index of municipal bonds-gives a broad look at how the bond prices of municipal bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FUND SUMMARIES - GARTMORE TAX-FREE INCOME FUND


================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees(1)
(paid directly from your          Class A   Class B   Class C   Class D
investment)                        shares    shares    shares    shares
------------------------------------------------------------------------
Maximum Sales Charge              4.75%(2)  None         1.00%  4.50%(2)
(Load) imposed on
purchases (as a percentage
of offering price)
------------------------------------------------------------------------
Maximum Deferred Sales            None(3)   5.00%(4)  1.00%(5)  None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
------------------------------------------------------------------------

Annual Fund Operating Expenses   Class A   Class B   Class C   Class D
(deducted from Fund Assets)       shares    shares    shares    shares
------------------------------------------------------------------------
Management Fees                      0.50%     0.50%     0.50%     0.50%
------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                         0.25%     0.85%     0.85%  None
------------------------------------------------------------------------
Other Expenses(6)                    0.24%     0.24%     0.24%     0.24%
------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                   0.99%     1.59%     1.59%     0.74%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page 25.

3 A CDSC of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C Shares" beginning on page 29, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 26.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C Shares" beginning on page 29.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 29.

6 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 years   3 year   5 years   10 years
-------------------------------------------------------
Class A shares  $  571(1)  $   775  $    996  $   1,630
-------------------------------------------------------
Class B shares  $  662     $   802  $  1,066  $   1,651
-------------------------------------------------------
Class C shares  $  362     $   597  $    957  $   1,970
-------------------------------------------------------
Class D shares  $  522     $   676  $    843  $   1,327

You would pay the following expenses on the same investment if you did not sell your shares(2):

                1 years   3 year   5 years   10 years
-------------------------------------------------------
Class B shares  $    162  $   502  $    866  $   1,651
-------------------------------------------------------
Class C shares  $    260  $   597  $    957  $   1,970

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Class D shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE GOVERNMENT BOND FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with the preservation of capital.

To achieve its objective, the Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Fund's shares. Under normal conditions, the Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills and notes. The Fund may also invest in mortgage-backed securities issued by U.S. government agencies. The dollar-weighted average portfolio maturity of the Fund's assets will generally be five to nine years.

To select investments that fit the Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will typically have a duration of four to six years.

BOND MATURITY
Bond maturity simply means the life of a bond before it comes due and must be repaid. Generally, the longer the bond's maturity, the higher the interest rate. This compensates investors for tying up their investments for longer periods. However, as described below, bonds with longer maturities are also more sensitive to price shifts caused by interest rate changes.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed- rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, backed only by the issuing agency, and subject to some credit risk.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

For additional information, see "More About the Bond Funds" beginning on page
18.

FUND SUMMARIES - GARTMORE GOVERNMENT BOND FUND


================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class D shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS D SHARES1 (YEARS ENDED DECEMBER 31)

1993    8.8%
1994   -3.6%
1995   18.6%
1996    3.3%
1997    9.5%
1998    8.2%
1999   -2.0%
2000   12.9%
2001    7.9%
2002  11.00%

Best Quarter:   6.80% 2nd qtr. of 1995
Worst Quarter: -2.20% 1st qtr of 1994

1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.


Average annual returns(1) - as of 12/31/02   1 year   5 years   10 years
-------------------------------------------------------------------------
Class A shares-Before Taxes(2)                 5.37%     6.20%      6.65%
-------------------------------------------------------------------------
Class B shares-Before Taxes(2)                 5.13%     6.34%      6.87%
-------------------------------------------------------------------------
Class C shares-Before Taxes(2)                 8.09%     6.83%      6.96%
-------------------------------------------------------------------------
Class D shares-Before Taxes                    5.96%     6.50%      6.80%
-------------------------------------------------------------------------
Class D shares-After Taxes on
  Distributions                                3.70%     4.03%      4.34%
-------------------------------------------------------------------------
Class D shares-After Taxes on
  Distributions and Sale of Shares             3.82%     3.99%      4.23%
-------------------------------------------------------------------------
Merrill Lynch Government
  Master Index(3)                             11.30%     7.73%      7.54%

---------------
1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

2 These returns through May 11, 1998, are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of Class A, Class B and Class C shares, and which is the same as the performance shown for Class D shares. In addition, the performance of Class C shares for the period of May 11, 1998 through March 1, 2001, prior to the creation of Class C shares, is based on the performance of Class D shares. Excluding the effects of any fee waivers or reimbursements, Class D shares' average annual total returns are similar to what Class A, Class B and Class C shares would have produced because Class A, Class B and Class C shares invest in the same portfolio of securities as Class D shares. For Class A, Class B and Class C shares, these returns have been restated for sales charges, but do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class A, Class B and Class C shares would have been lower.

3 The Merrill Lynch Government Master Index gives a broad look at how U.S. government bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FUND SUMMARIES - GARTMORE GOVERNMENT BOND FUND


================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(1)                    Class A   Class B   Class C   Class D
(paid directly from your investment)    shares    shares    shares    shares
----------------------------------------------------------------------------
Maximum Sales Charge                  4.75%(2)      None     1.00%  4.50%(2)
(Load) imposed on
purchases (as a percentage
of offering price)
----------------------------------------------------------------------------
Maximum Deferred Sales                None(3)   5.00%(4)  1.00%(5)     None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

----------------------------------------------------------------------------
Annual Fund Operating Expenses        Class A   Class B   Class C   Class D
(deducted from Fund assets)            shares    shares    shares    shares
----------------------------------------------------------------------------
Management Fees                          0.50%     0.50%     0.50%     0.50%
----------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                             0.25%     0.85%     0.85%  None
----------------------------------------------------------------------------
Other Expenses(6)                        0.37%     0.23%     0.23%     0.32%
============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(7)                    1.12%     1.58%     1.58%     0.82%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page 25.

3 A CDSC of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 29, and "Buying, Selling and Exchanging Fund Shares-Buying Shares -Class A Purchases not Subject to a Sales Charge" beginning on page 29.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 29.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

6 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

7 Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 0.79% for Class A, B, C and Class D shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 years   3 year   5 years   10 years
-------------------------------------------------------
Class A shares  $  584(1)  $   814  $  1,063  $   1,773
-------------------------------------------------------
Class B shares  $  661     $   799  $  1,060  $   1,696
-------------------------------------------------------
Class C shares  $  361     $   594  $    952  $   1,960
-------------------------------------------------------
Class D shares  $  530     $   700  $    885  $   1,418

You would pay the following expenses on the same investment if you did not sell your shares(2):

                 1 years   3 year   5 years   10 years
-------------------------------------------------------
Class B shares  $    161  $   499  $    860  $   1,696
-------------------------------------------------------
Class C shares  $    259  $   594  $    952  $   1,960

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Class D shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE MORLEY ENHANCED INCOME FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in your account value.

To achieve its objective, under normal conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed- rate or variable-rate basis. The Fund will be managed so that its duration will not exceed two years. The Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value. Depending on market conditions, the Fund may also enter into book value maintenance agreements (wrap contracts) with one or more financial institutions for the purpose of maintaining some of the Fund's assets at a stable value.

When selecting securities for the Fund, the Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the use of derivatives, including the potential availability and use of wrap contracts, to hedge the Fund will enable the Fund to meet its investment objective of limited fluctuation of the Fund's net asset value. There can be no guarantee that the Fund will meet its objective.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns. To the extent that the Fund enters into wrap contracts, such contracts do not decrease the overall credit risk associated with the Fund. The Fund, however, does limit this risk by purchasing high-grade debt securities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund. Because the Fund invests primarily in fixed-rate debt securities with short-to-moderate maturities or variable-rate debt securities with frequent interest rate resets, this risk is lower than for funds with longer maturities. The Fund may also use wrap contracts to limit the impact of interest rate changes on the Fund's net asset value.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

In addition, rising interest rates may cause prepayments to occur at a slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

RISK OF USING WRAP CONTRACTS. If the Fund elects to use wrap contracts, it will incur certain additional risks associated with these contracts and their providers. The credit standing of certain wrap providers may deteriorate over

FUND SUMMARIES - GARTMORE MORLEY ENHANCED INCOME FUND


================================================================================


time, impairing the value of their contracts, and the Fund may not be able to renegotiate, replace, or provide for successor contracts in a timely or economical manner. The Fund may also be unable to cover as many of its assets as it would like with wrap contacts. If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to increased fluctuation.

DERIVATIVES RISK. The Fund many invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For additional information, see "More About the Bond Funds" beginning on page
18.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and afer-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

2000   4.8%
2001   2.5%
2002   2.2%

Best Quarter: ..1.59% 3rd qtr. of 2000
Worst Quarter: -0.11% 3rd qtr. of 2002

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.

                                                       One         Since
Average annual returns-as of 12/31/02(1)              year     Inception(2)
---------------------------------------------------------------------------
Class A shares - Before Taxes                          -1.64%         1.84%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          -3.22%        -0.12%
---------------------------------------------------------------------------
Class A shares - After Taxes on                        -1.02%(3)      0.50%
Distributions and Sales of shares
---------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes       2.43%         3.34%
---------------------------------------------------------------------------
Institutional Class shares - Before Taxes               2.69%         3.61%
---------------------------------------------------------------------------
Lipper Ultra-Short Bond Fund Index(4)                   2.52%         4.95%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on December 29, 1999.

3 The performance for "Class A shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 The Lipper Ultra-Short Bond Fund Index consists of funds with at least 65% of their assets in investment-grade debt instruments and maintains a portfolio with average maturity between 91 and 365 days. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FUND SUMMARIES - GARTMORE MORLEY ENHANCED INCOME FUND


================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.

                                                Institutional   Institutional
Shareholder Fees(1)                   Class A   Service Class       Class
(paid directly from your investment)   shares       shares          shares
-----------------------------------------------------------------------------
Maximum Sales Charge (Load)           3.75%(2)          None            None
imposed on purchases (as a
percentage of offering price)
-----------------------------------------------------------------------------
Maximum Deferred Sales Charge         None(3)           None            None
(Load) imposed on redemptions
(as a percentage of original
purchase price or sale
proceeds, as applicable)
-----------------------------------------------------------------------------

                                                Institutional   Institutional
Annual Fund Operating Expenses        Class A   Service Class       Class
(deducted from Fund assets)           shares       shares           shares
-----------------------------------------------------------------------------
Management Fees                          0.35%           0.35%          0.35%
Distribution and/or Service
(12b-1) Fees                             0.25%           None           None
-----------------------------------------------------------------------------
Other Expenses(4)                        0.33%           0.53%          0.28%
-----------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                       0.93%           0.88%          0.63%
=============================================================================
Amount of Fee
Waiver/Expense
Reimbursement                            0.18%           0.18%          0.18%
-----------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(5)               0.75%           0.70%          0.45%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page 25.

3 A CDSC of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. For more information, see "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 29, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 26.

4 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

5 Gartmore Morley Capital Management, Inc. ("GMCM"), the Fund's investment adviser and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, wrap contract fees and premiums and expenses related to wrap contracts, Rule 12b-1 fees and administrative services fees) from exceeding 0.45% for Class A, Institutional Service and Institutional Class shares at least through February 29, 2004. The Fund is authorized to reimburse GMCM for management fees previously waived and/or for the cost of Other Expenses paid by GMCM provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMCM in this manner only applies to fees paid or reimbursements made by GMCM at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year   3 years   5 years   10 years
-------------------------------------------------------------------
Class A shares              $ 449(1)  $    643  $    853  $   1,459
-------------------------------------------------------------------
Institutional Service
Class shares                $  72     $    263  $    470  $   1,068
-------------------------------------------------------------------
Institutional Class shares  $  46     $    184  $    333  $     769

---------------
1    Assumes a CDSC will not apply.

FUND SUMMARY - GARTMORE MONEY MARKET FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

This Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

The Fund seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. Government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, are of comparable quality. The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. Typically, the Fund's dollar-weighted average maturity will be 90 days or less.

The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

WHY INVEST IN A MONEY  MARKET FUND?
By investing in short-term corporate and government bonds and other debt instruments, money market funds provide current income to investors and allow easy access to their money. Money market funds are for risk-averse investors or investors who want to earn competitive yields on cash they may need on short notice. While the Money Market Fund pays dependable income, there is no guarantee that the Fund's earnings will stay ahead of inflation or always provide a certain level of income.

PRINCIPAL RISKS

Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if the issuer's financial condition changes, which may lead to a greater fluctuation in the value of the securities the Fund owns.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed- rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

PREPAYMENT RISK. Asset-backed commercial paper is secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Particularly when interest rates are falling, debtors may refinance their loans or obligations earlier than anticipated, and the issuers of asset-backed commercial paper may, therefore, repay principal in advance. Prepayment risk occurs because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income.

For additional information, see "More About the Money Market Fund" on page 21.

FUND SUMMARY - GARTMORE MONEY MARKET FUND


================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of the Consumer Price Index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS-PRIME SHARES(1) (YEARS ENDED DECEMBER 31)

1993   2.6%
1994   3.7%
1995   5.5%
1996   5.0%
1997   5.1%
1998   5.1%
1999   4.7%
2000   5.9%
2001   3.5%
2002   1.1%

Best Quarter:    1.52%   4th qtr. of 2000
Worst Quarter:   0.26%   4th qtr. of 2002

---------------
1 These returns reflect performance after expenses are deducted and include the performance of the Fund's predecessor fund for periods prior to May 11, 1998. All of the Fund's shares were reclassified as Prime shares on January 4, 1999. Please call 1-800-848-0920 for the Fund's current 7-day yield.


Average annual returns - as of 12/31/02   1 year   5 years   10 years
----------------------------------------------------------------------
Prime Shares                                1.13%     4.03%      4.21%
----------------------------------------------------------------------
Service Class Shares(1)                     1.00%     3.95%      4.17%
----------------------------------------------------------------------
Institutional Class(1)                      1.23%     4.06%      4.22%
----------------------------------------------------------------------
IMoneyNet-First Tier Retail(2)              1.12%     4.38%      5.12%

---------------
1 These returns through May 11, 1998 include performance of the Fund's predecessor fund, which was achieved prior to the creation of the Fund and which is the same as the performance shown for the Prime shares. In addition, the returns for Service Class and Institutional Class shares include performance of the Prime shares from May 11, 1998 through January 4, 1999 for Service Class shares and through December 13, 2001 for Institutional Class shares. Excluding the effects of any fee waivers or reimbursements, Prime shares' average annual total returns are substantially similar to what Service Class and Institutional Class shares would have produced because Service Class and Institutional Class shares invest in the same portfolio of securities as Prime Class shares. For Service Class shares, these returns do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Service Class shares would have been lower. The Institutional Class share returns do not reflect the lower expenses applicable to such shares.

2 The IMoneyNet - First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

FUND SUMMARY - GARTMORE MONEY MARKET FUND


================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales charges to purchase or sell shares of the Money Market Fund.

                                          Service   Institutional
Annual Fund Operating Expenses    Prime    Class        Class
(deducted from Fund Assets)      shares    shares       shares
------------------------------------------------------------------
Management Fees                    0.39%     0.39%           0.39%
------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                       None      0.15%           None
Other Expenses(1)                  0.30%     0.45%           0.20%
------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(2)              0.69%     0.99%           0.59%
==================================================================
Amount of Fee
Waiver/Expense
Reimbursement                      N/A       0.24%             N/A
==================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(2)         N/A       0.75%(3)          N/A

---------------
1 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

2 The Fund's investment adviser and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.59% for each Class of shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitation noted above. GMF may request and receive reimbursement of fees waived or reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement was made.

3 GMF and the Fund have also entered into a written contract limiting Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% for the Service Class at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
------------------------------------------------------------------
Prime Shares                $    70  $    221  $    384  $     859
------------------------------------------------------------------
Service Class Shares        $    77  $    291  $    524  $   1,191
------------------------------------------------------------------
Institutional Class Shares  $    60  $    189  $    329  $     738

MORE ABOUT THE BOND FUNDS


================================================================================


TEMPORARY INVESTMENTS

Generally each of the Bond Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser believes that business, economic, political or financial conditions warrant, a Bond Fund (except the Gartmore Tax-Free Income
Fund) may invest without limit in cash or money market cash equivalents, including: (1) short- term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which a Bond Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of a Bond Fund) that invest in securities in which a Bond Fund may invest. The Gartmore Tax-Free Income Fund may invest up to 20% of its assets in this manner. Should this occur, a Bond Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Bond Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The Statement of Additional Information ("SAI") contains additional information about all of the Bond Funds, including the Bond Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

INVESTMENT-GRADE BONDS (BOND, TAX-FREE, GOVERNMENT BOND AND ENHANCED INCOME). The Bond Funds may invest in investment- grade bonds. These include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, it may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

MEDIUM-GRADE OBLIGATIONS (BOND AND TAX-FREE). Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by GMF to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

U.S. GOVERNMENT SECURITIES (BOND, GOVERNMENT BOND AND ENHANCED INCOME). The Bond Funds may invest in U.S. government securities. These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by
U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
-    The Federal Home Loan Banks;
-    The Federal National Mortgage Association ("FNMA");
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"); and
-    The Federal Farm Credit Banks.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayment rates and other factors may affect the value of these securities. With respect to credit risk, securities issued by some government agencies are only backed by the issuing agency, and are subject to some credit risk. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

Generally, money market obligations will not increase in value, but these obligations are high quality investments that offer a fixed rate of return, as well as liquidity.

ZERO-COUPON SECURITIES (TAX-FREE). Zero-coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero-coupon securities are sold at a deep discount.

Zero-coupon securities may be subject to greater price changes, as a result of changing interest rates, than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero-coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid

MORE ABOUT THE BOND FUNDS


================================================================================


federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of their assets at inappropriate times in order to generate cash to make the distributions.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (BOND, GOVERNMENT AND ENHANCED INCOME). These Bond Funds may invest in mortgage-backed and asset-backed securities. U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers; however, as a principal strategy, the Government Bond Fund will not invest in mortgage-backed securities issued by private issuers. Collateralized mortgage obligations ("CMOs") are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs can be issued by the U.S. government or its agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest-rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities. Only the Enhanced Income Fund and the Bond Fund will invest in asset-backed securities as a principal technique.

FLOATING- AND VARIABLE-RATE SECURITIES (ALL BOND FUNDS). The Bond Funds may invest in floating- and variable-rate securities. Floating- and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, they are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested when the market is paying a lower interest rate, reducing a Fund's income. A Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities they would otherwise purchase.

MUNICIPAL OBLIGATIONS (TAX-FREE). Municipal obligation interest is generally exempt from federal income taxes. Municipal obligations include revenue bonds (which are paid from the revenue of a specific project), general-obligation bonds (which are backed by the taxing power of the issuer), and moral-obligation bonds (which are normally issued by special-purpose public authorities). If the issuer of moral-obligation bonds is unable to pay interest from current revenues, it can draw from a reserve fund, the restoration of which is a moral commitment but not a legal obligation of that issuer. The principal risks of municipal obligations are credit risk and interest rate risk, although local, political and economic factors may also adversely affect the value and liquidity of municipal securities.

MATURITY (ALL BOND FUNDS). Every debt security has a stated maturity date-when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed bonds.

A bond mutual fund has no stated maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION (ALL BOND FUNDS). Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received

MORE ABOUT THE BOND FUNDS


================================================================================


to produce a value expressed in years-the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

DERIVATIVES (ENHANCED INCOME). The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying security. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes.

The Fund may use derivatives to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

WRAP CONTRACTS (ENHANCED INCOME). Wrap contracts may cover certain assets of the Fund and are intended to reduce the volatility of the Fund's net asset value. They do not, however, assume the credit risk of the underlying securities. A wrap contract is an agreement between the Fund and a financial institution, typically a bank or insurance company (a wrap provider), to maintain certain Fund assets at their purchase price plus accrued interest. Under normal circumstances, the value of a wrap contract is the difference between the aggregate book value and the current market value of covered assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Enhanced Income Fund expects to pay an annual premium of between 0.10% and 0.20% on the book value of any assets in the Fund which are covered by wrap contracts. The Enhanced Income Fund does not anticipate purchasing contracts on more than 50% of the Fund's assets.

To the extent the Fund enters into wrap contracts, the Fund's return is based on the "crediting rate," which is the rate of return on the portion of the Fund covered by wrap contracts. Although the crediting rate will generally reflect movements in prevailing interest rates, it may be more or less than the prevailing interest rate or the actual income earned on the Fund's covered assets. Therefore, a shareholder may realize more or less than the actual investment return on the assets covered by the wrap contracts.

Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.

PRINCIPAL RISKS

FOREIGN RISK (BOND). Investments in foreign securities involves special risks not presented by U.S. investments. These special risks can increase the chances that the Fund will lose money.

- COUNTRY. General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Generally, the Fund can decrease in value when the individual securities it owns decrease in value. A company's securities can lose value for various reasons, including poor profits, weakened finances, changes in management, a downturn in the economy, or any other reason that leads investors to lose faith in that security.

MORE ABOUT THE MONEY MARKET FUND


================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Money Market Fund may use the following principal investments and techniques to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The SAI contains additional information about the Money Market Fund, including the Money Market Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

MONEY MARKET OBLIGATIONS. The Fund may invest in money market obligations. These include:

-    U.S. Government securities with remaining maturities of 397 days or less,
- Commercial paper issued by corporations, foreign governments, states and municipalities and rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency),
- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency,
- Short-term bank obligations (including certificates of deposit and time deposits) rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less),
- Repurchase agreements relating to debt obligations that the Fund could purchase directly,
- Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but these obligations are high quality investments that offer a fixed rate of return, as well as liquidity.

FLOATING- AND VARIABLE-RATE SECURITIES. The Fund may invest in floating- and variable-rate securities. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to another index (such as the Treasury bill rate), while the interest rate on variable-rate bonds changes at preset times, based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest rate risk like other debt securities. In addition, because they are callable, they are also subject to the risk that the Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested when the market is paying a lower interest rate, reducing the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Money Market Fund may invest in asset-backed commercial paper that is secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate credit and prepayment risks.

PRINCIPAL RISKS

The Money Market Fund is a low-risk investment compared to most other investments. Given its objective-to preserve capital, generate income and maintain liquidity-the Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk and interest rate risk.

MANAGEMENT


================================================================================


INVESTMENT ADVISERS

GARTMORE MUTUAL FUND CAPITAL TRUST - INVESTMENT ADVISER FOR EACH OF THE FUNDS EXCEPT THE GARTMORE MORLEY ENHANCED INCOME FUND

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and advises mutual funds. As of December 31, 2002, GMF and its U.S. affiliates had approximately $30.3 billion in assets under management, including approximately $14.7 billion managed by GMF.

Each Fund, other than the Gartmore Morley Enhanced Income Fund, pays GMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by such Funds for the fiscal year ended October 31, 2002, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

Gartmore Bond Fund                                                     0.50%
----------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                                          0.50%
----------------------------------------------------------------------------
Gartmore Government Bond Fund                                          0.50%
----------------------------------------------------------------------------
Gartmore Money Market Fund                                             0.39%


PORTFOLIO MANAGERS

GARTMORE BOND FUND. Thomas S. Leggett, CFA, is responsible for the day-to-day management of the Gartmore Bond Fund. Mr. Leggett joined Nationwide Insurance in 1982 as a securities analyst. In 2002, Mr. Leggett was promoted to Associate Vice-President for Nationwide Insurance. Prior to that, he was an Investment Officer for four years. Mr. Leggett also currently manages bond portfolios for two Nationwide Insurance retirement accounts.

GARTMORE TAX-FREE INCOME FUND. Alpha Benson, Director of Municipal Securities, joined Nationwide Insurance in 1977 as a financial analyst. Ms. Benson has managed the Gartmore Tax-Free Income Fund and its predecessor from its inception in March 1986, and managed the Financial Horizons Investment Trust Municipal Bond Fund from March 1997 to May 1998.

GARTMORE GOVERNMENT BOND FUND. Gary R. Hunt, CFA, has either managed or co-managed the Gartmore Government Bond Fund, and its Predecessor Funds, since March 1997. He also manages the Gartmore GVIT Government Bond Fund and the Nationwide Global U.S. Government Bond Fund. Mr. Hunt joined Nationwide, an affiliate of the Fund's investment adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Treasury, Agency and Agency Mortage Backed sector for Nationwide Insurance.

GARTMORE MONEY MARKET FUND. Patricia Mynster, Director of Securities Investments, joined Nationwide Insurance, an affiliate of GMF, in 1969. Ms. Mynster has managed the Gartmore Money Market Fund and its predecessor since July 1997, and has managed short-term investments for the Nationwide Insurance Enterprise since 1977.

GARTMORE MORLEY CAPITAL MANAGEMENT, INC. - INVESTMENT ADVISER FOR GARTMORE MORLEY ENHANCED INCOME FUND

Gartmore Morley Capital Management, Inc. ("GMCM"), 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, manages the investment of the assets and supervises the daily business affairs of the Gartmore Morley Enhanced Income Fund. GMCM was organized in 1983 and provides stable value fixed income management services to mutual funds, collective investment trusts, separate investment accounts and tax-qualified retirement plans. As of December 31, 2002, GMCM and its U.S. affiliates had approximately $30.3 billion in assets under management, of which $34 million was managed by GMCM.

For the fiscal year ended October 31, 2002, the Gartmore Morley Enhanced Income Fund paid GMCM an annual management fee of 0.35%, expressed as a percentage of the Fund's average daily net assets.

PORTFOLIO MANAGERS

GARTMORE MORLEY ENHANCED INCOME FUND. Perpetua M. Phillips and Parker D. Bridgeport are co-portfolio managers of the Gartmore Morley Enhanced Income Fund. Ms. Phillips joined GMCM in 1999 and has twelve years of experience in finance and investments, including management of indexed and total return portfolios. In March 2001, Ms. Phillips began co-managing the Fund and the Gartmore Morley Capital Accumulation Fund. Prior to joining GMCM, Ms. Philips was a portfolio manager with the Fixed Income Management Group of Brundage Story and Rose (1990-1999). Mr. Bridgeport has sixteen years of experience in finance and investments, including fixed income portfolio management and trading and credit analysis. Prior to joining GMCM in June 2001, he worked for GE Financial Assurance for six years. Mr. Bridgeport also co-manages the Gartmore Morley Capital Accumulation Fund. Both Ms. Phillips and Mr. Bridgeport are members of the GMCM's Investment & Strategy Committee.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Prime Shares of the Money Market Fund and Class A, Class B and Class C shares of the other Funds are available to all investors; Class D, Institutional Service Class, Service Class and Institutional Class shares may be available to a limited group of investors depending on which Fund you purchase.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

          Class A shares
          Class C shares
          Class D shares

Contingent Deferred Sales Charge (CDSC)(1):

          Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Prime shares, Institutional Service Class shares, Institutional Class shares or Service Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares (and Service Class shares of the Money Market Fund) pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A, Class D and Institutional Service Class (Service Class shares and Prime shares for the Money Market Fund) may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A, Class D, Institutional Service Class, Service Class and Prime shares.

If you want lower annual fund expenses, Class A shares (and Class D, Institutional Class or Institutional Service Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A and Class D shares                  Class B shares                            Class C shares
---------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means                No front-end sales charge,                Front-end sales charge means
that a portion of your initial investment   so your full investment immediately       that a portion of your initial
goes toward the  sales charge, and is       goes toward buying shares                 investment goes toward the sales
not invested                                                                          charge and is not invested. Front-end
                                                                                      Sales Charge on Class C is lower
                                                                                      than Class A and Class D shares
---------------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the               No reductions of the CDSC                 Like Class B shares, no reductions
sales charge  available                     available, but waivers available          of the CDSC are available, but
                                                                                      waivers are available
---------------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B                 Higher distribution and service           Higher distribution and service
and Class C  shares mean higher             fees than Class A and Class D             fees than Class A and Class D
dividends per share                         shares mean higher fund                   shares mean higher fund expenses
                                            expenses and lower dividends per share    and lower dividends per share
---------------------------------------------------------------------------------------------------------------------------
Conversion features are not                 After seven years, Class B shares         Unlike Class B shares, Class C
applicable                                  convert into Class A shares,              shares do not automatically
                                            which reduces your future fund expenses   convert into another class
---------------------------------------------------------------------------------------------------------------------------
No sales charge when shares                 CDSC if shares are sold within            CDSC of 1% is applicable if
are sold back to a Fund(1)                  six years: 5% in the first year,          shares are sold in the first year
                                            4% in the second, 3% in the third         after purchase
                                            and fourth years, 2% in the
                                            fifth, and 1% in the sixth year
---------------------------------------------------------------------------------------------------------------------------
No maximum investment limit                 Investments of $250,000 or more           Investments of $1,000,000
                                            may be rejected(2)                        or more may be rejected(3)

---------------
1 A CDSC of up to 0.75% (0.50% for the Gartmore Morley Enhanced Income Fund) may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Class D, Institutional Service Class and Institutional Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares (or Prime shares or Service Class shares of the Money Market Fund).

Service Class shares of the Money Market Fund are currently sold only to separate accounts of Nationwide Life Insurance Company and an omnibus account held by Nationwide Trust Company. The address for these entities is One Nationwide Plaza, Columbus, Ohio 43215.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of the Trust
- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Funds
- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

WHO CAN BUY CLASS D SHARES

Class D shares are available for purchase by the following:
- Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account and in the same capacity
- Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, except for the Money Market Fund, NAV is based on the market value of the securities owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-  New Year's Day
-  Martin Luther King, Jr. Day
-  Presidents' Day
-  Good Friday
-  Memorial Day
-  Independence Day
-  Labor Day
-  Thanksgiving Day
-  Christmas Day
-  Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-  It has not received any orders to purchase, sell or exchange shares.
-  Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSA"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

Wrap contracts utilized by the Gartmore Morley Enhanced Income Fund are valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

The Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

MINIMUM INVESTMENTS-CLASS A, B, C & D SHARES

To open an account (per Fund)                           $2,000
--------------------------------------------------------------
To open an IRA account (per Fund)                       $1,000
--------------------------------------------------------------
Additional investments (per Fund)                         $100
--------------------------------------------------------------
To start an Automatic Asset
Accumulation Plan                                       $1,000
--------------------------------------------------------------
Additional Automatic Asset
Accumulation Plan per transaction                          $50
--------------------------------------------------------------

MINIMUM INVESTMENTS-PRIME SHARES OF THE MONEY MARKET FUND

To open an account                                      $1,000
--------------------------------------------------------------
Through the Automatic Asset
Accumulation Plan per transaction                          $25
--------------------------------------------------------------
Additional investments                                    $100
--------------------------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL SERVICE CLASS

To open a Gartmore Morley Enhanced Income Fund account $25,000
--------------------------------------------------------------
Additional investments                                    None
--------------------------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL CLASS
To open a Gartmore Money Market Fund Account        $1,000,000
--------------------------------------------------------------
To open a Gartmore Morley Enhanced Income fund account $25,000
--------------------------------------------------------------
Additional investments                                    None

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES

CLASS A AND CLASS D SHARES

The charts below show the applicable Class A and Class D shares front- end sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES
Gartmore Bond Fund
Gartmore Tax-Free Income Fund
Gartmore Government Bond Fund

                                                  Dealer
                          Sales Charge          Commission
                             as a                  as a
                         percentage of        percentage of
                      ---------------------
                      Offering    Amount         Offering
Amount of purchase      Price    Invested        Price
-----------------------------------------------------------
Less than $50,000         4.75%       4.99%        4.00%
-----------------------------------------------------------
50,000 to $99,999         4.50        4.71         3.75
-----------------------------------------------------------
100,000 to $249,999       3.50        3.63         3.00
-----------------------------------------------------------
250,000 to $499,999       2.50        2.56         2.00
-----------------------------------------------------------
500,000 to $999,999       2.00        2.04         1.75
-----------------------------------------------------------
1 million or more         None        None         None

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


CLASS A SHARES
Gartmore Morley Enhanced Income Fund

                                                  Dealer
                          Sales Charge          Commission
                             as a                  as a
                         percentage of        percentage of
                      ---------------------
                      Offering    Amount         Offering
Amount of purchase      Price    Invested        Price
-----------------------------------------------------------
Less than $50,000        3.75%      3.90%       3.00%
-----------------------------------------------------------
50,000 to $99,999        3.00       3.09         2.25
-----------------------------------------------------------
100,000 to $249,999      2.25       2.30         1.75
-----------------------------------------------------------
250,000 to $499,999      1.75       1.78         1.50
-----------------------------------------------------------
500,000 to $999,999      1.50       1.52         1.25
-----------------------------------------------------------
1 million or more        None       None         None


CLASS D SHARES
Gartmore Bond Fund
Gartmore Tax-Free Bond Fund
Gartmore Government Bond Fund

                                                  Dealer
                          Sales Charge          Commission
                             as a                  as a
                         percentage of        percentage of
                      ---------------------
                      Offering    Amount         Offering
Amount of purchase      Price    Invested        Price
-----------------------------------------------------------
Less than $50,000         4.50%      4.71%         4.00%
-----------------------------------------------------------
50,000 to $99,999         4.00       4.17          3.50
-----------------------------------------------------------
100,000 to $249,999       3.00       3.09          2.50
-----------------------------------------------------------
250,000 to $499,999       2.50       2.56          1.75
-----------------------------------------------------------
500,000 to $999,999       2.00       2.04          1.25
-----------------------------------------------------------
1 million to $24,999,999  0.50       0.50          0.50
-----------------------------------------------------------
25 million or more        None       None          None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more Gartmore Funds (including the Funds) at one time, or you can utilize the Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts as described below.

However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.75% (0.50 on the Gartmore Morley Enhanced Income Fund) if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.75% (0.50% on the Gartmore Morley Enhanced Income Fund) on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The above tables show how the
     --------------------------------------------
     sales charge decreases as the amount of your investment increases.
-    Family Member Discount. Members of your family who live at the same address
     ----------------------
     can combine investments in the Gartmore Funds (except purchases of the Money Market Fund), possibly reducing the sales charge.
-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     ----------------------------
     Funds' Class A and Class D shares you already own (except the Money Market
     Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.
-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


     to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor. (Class A shares only)
- Any person who pays for the shares with the proceeds of one of the following sales:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead
     - Sales of Class A shares of another Gartmore Fund when they purchase Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares)

          To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Funds which have Class D shares)

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Code. (Class A shares only)
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts). (Class A and Class D shares for those Funds which have Class D shares)
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates. (Class A and Class D shares for those Funds which have Class D shares)
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.). (Class A and Class D shares for those Funds which have Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B, Class C or Class D shares (or Prime Shares of the Money Market Fund), you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class, Institutional Class or Service Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920
Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-4920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

For additional information on buying shares and shareholder services, call the Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the trans- action. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

SIGNATURE GUARANTEE - CLASS A, CLASS B, CLASS C, CLASS D AND PRIME SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                                                                    7
                  1       2       3       4       5       6     years
Sale within    year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                                   $1 million to   $4 million to   $25 million
Amount of Purchase                    $3,999,999     $24,999,999       or more
------------------------------------------------------------------------------
CDSC on Gartmore Morley Enhanced
Income Fund                                0.50%           0.25%         0.15%
------------------------------------------------------------------------------
CDSC on Other Funds                        0.75%           0.50%         0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares. With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, Class C, Class D or Prime shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B, Class C, Class D and Prime shares". Eligible entities wishing to sell Service, Institutional Service Class or Institutional Class shares should contact the Distributor at 1-800- 848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0929 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800- 848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 34.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund writ- ten notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

BY MONEY MARKET FUND CHECK WRITING. Shareholders of Prime Shares of the Money Market Fund receive free check-writing privileges ($500 minimum). If you wish to withdraw your money this way, please complete the appropriate section of the application. There is no fee for this service, but the Fund reserves the right to charge for it or to terminate this service in the future. If you acquired your Money Market Fund shares through an exchange, the shares may be subject to a sales charge as described in "Exchanging Shares."

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES - CLASS A, CLASS B, CLASS C, CLASS D AND PRIME SHARES

If the value of your Class A, B, C or D shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

If the value of Prime Shares of your Money Market Fund account falls below a daily average of $250 for any month, you will be charged a $2 monthly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account once a month to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts and for Money Market Prime Share accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares (and Service Class shares of the Money Market Fund), the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Service Class shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds (and Service Class Shares of the Money Market Fund) pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:


FUND/CLASS                         AS A % OF DAILY NET ASSETS
-------------------------------------------------------------
Class A shares                     0.25% (distribution or
                                     service fee)
-------------------------------------------------------------
Class B shares                     0.85% (0.10% service fee)
-------------------------------------------------------------
Class C shares                     0.85% (0.10% service fee)
-------------------------------------------------------------
Service Class (Money Market Fund)  0.15% (distribution or
                                     service fee)

Class D, Institutional Service Class, Institutional Class shares of a Fund (as applicable) and Prime Shares of the Money Market Fund pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund or any other Gartmore Fund not currently accepting purchase orders) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's mini- mum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Institutional Service Class, Service or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Gartmore Fund that are subject to a CDSC into another Gartmore Fund (including a Fund) and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information). If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C, Class D and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class
A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange into the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes - Exchanging Fund Shares" on page 34.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 28 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):


Fund Exchange                                                           Fee

Gartmore Emerging Markets Fund . . . . . . . . . . . . . . . . . . .   2.00%

Gartmore International Growth Fund . . . . . . . . . . . . . . . . .   2.00%

Gartmore International Small Cap Growth Fund . . . . . . . . . . . .   2.00%

Gartmore Global Financial Services Fund. . . . . . . . . . . . . . .   2.00%

Gartmore Global Utilities Fund . . . . . . . . . . . . . . . . . . .   2.00%

Gartmore Global Health Sciences Fund . . . . . . . . . . . . . . . .   2.00%

Gartmore Worldwide Leaders Fund  . . . . . . . . . . . . . . . . . .   2.00%

Gartmore Nationwide Leaders Fund . . . . . . . . . . . . . . . . . .   2.00%

Gartmore U.S. Growth Leaders Fund. . . . . . . . . . . . . . . . . .   2.00%

Gartmore Global Technology and Communications Fund . . . . . . . . .   2.00%

Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . . . . . .   1.50%

Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . . . . . .   1.50%

Gartmore Millennium Growth Fund. . . . . . . . . . . . . . . . . . .   1.50%

Gartmore Value Opportunities Fund. . . . . . . . . . . . . . . . . .   1.50%

Nationwide Small Cap Fund. . . . . . . . . . . . . . . . . . . . . .   1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES


================================================================================
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS

The Funds declare dividends daily and distribute them monthly. Income dividends are taxable to you as ordinary income, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

TAX-FREE INCOME FUND

Generally, income from the Tax-Free Income Fund will be exempt from federal income taxes, although it is possible that a small portion could be taxable. Any taxable distributions will be reported on Form 1099. Although the distributions may be exempt from federal income taxes, they may be subject to state and local taxes. Please be aware that income that is exempt from federal income taxes may be considered in addition to taxable income for purposes of determining whether Social Security payments received by a shareholder are subject to federal income taxes. Certain income not subject to the normal federal income tax may be subject to the federal alternative minimum tax. To determine whether a tax-free fund is right for you, please speak with your tax adviser.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of securities over any losses from sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as such no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%. The tax status of capital gains distributed to you during the year will be reported on a Form 1099. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 30% for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another Fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding of estate tax and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS


================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if the Fund has not been in operation for the past five years, for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the year ended October 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request. All other information was audited by other auditors. For the Bond, Government Bond and Tax-Free Funds for 1998, information is for one Class D share outstanding through the periods ended October 31, which includes information for these Funds and their respective predecessors (prior to May 11, 1998, shares of these Funds' predecessors were without class designation). The tables for each of these Funds also include information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999 and October 31, 2000 and for the period from March 1, 2001 to October 31, 2001 for Class C shares. For the Gartmore Money Market Fund for 1998 and 1999, information is for one share outstanding through the years ended October 31, which includes information for the Fund and its predecessor. As of January 4, 1999, the original shares of the Gartmore Money Market Fund were renamed Prime Shares, and a new Class of shares of the Gartmore Money Market Fund (Service Class Shares) was added. As of December 31, 2001, Institutional Class shares were added to the Gartmore Money Market Fund. The information for the Morley Enhanced Income Fund reflects the performance for the life of the Fund.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE BOND FUND

                                            INVESTMENT ACTIVITIES                    DISTRIBUTIONS
                                     ---------------------------------------  ---------------------------
                                                       NET
                                                  REALIZED AND
                            NET                    UNREALIZED       TOTAL                                       NET
                       ASSET VALUE,      NET          GAINS         FROM          NET                      ASSET VALUE,
                         BEGINNING    INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL          END OF
                         OF PERIOD      INCOME     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS      PERIOD
---------------------  -------------  ----------  -------------  -----------  -----------  --------------  -------------
CLASS A SHARES
Period Ended October
31, 1998 (c)           $        9.52        0.26          0.23         0.49        (0.26)          (0.26)  $        9.75
Year Ended October
31, 1999               $        9.75        0.53         (0.68)       (0.15)       (0.53)          (0.53)  $        9.07
Year Ended October
31, 2000               $        9.07        0.57         (0.32)        0.25        (0.57)          (0.57)  $        8.75
Year Ended October
31, 2001               $        8.75        0.52          0.84         1.36        (0.53)          (0.53)  $        9.58
Year Ended October
31, 2002               $        9.58        0.50         (0.15)        0.35        (0.50)          (0.50)  $        9.43

CLASS B SHARES
Period Ended October
31, 1998 (c)           $        9.52        0.23          0.23         0.46        (0.23)          (0.23)  $        9.75
Year Ended October
31, 1999               $        9.75        0.47         (0.67)       (0.20)       (0.47)          (0.47)  $        9.08
Year Ended October
31, 2000               $        9.08        0.52         (0.33)        0.19        (0.52)          (0.52)  $        8.75
Year Ended October
31, 2001               $        8.75        0.47          0.84         1.31        (0.48)          (0.48)  $        .958
Year Ended October
31, 2002               $        9.58        0.45         (0.15)        0.30        (0.45)          (0.45)  $        9.43

CLASS C SHARES
Period Ended October
31, 2001 (d)           $        9.19        0.25          0.40         0.65        (0.25)          (0.25)  $        9.59
Year Ended October
31, 2002               $        9.59        0.45         (0.15)        0.30        (0.45)          (0.45)  $        9.44

CLASS D SHARES
Year Ended October
31, 1998 (c)           $        9.49        0.57          0.27         0.84        (0.57)          (0.57)  $        9.76
Year Ended October
31, 1999               $        9.76        0.55         (0.67)       (0.12)       (0.55)          (0.55)  $        9.09
Year Ended October
31, 2000               $        9.09        0.59         (0.33)        0.26        (0.59)          (0.59)  $        8.76
Year Ended October
31, 2001               $        8.76        0.54          0.84         1.38        (0.55)          (0.55)  $        9.59
Year Ended October
31, 2002               $        9.59        0.52         (0.15)        0.37        (0.52)          (0.52)  $        9.44

                                                 RATIOS/SUPPLEMENTAL DATA
                                    -----------------------------------------------------
                                                              RATIO OF NET
                                                  RATIO OF     INVESTMENT
                                    NET ASSETS    EXPENSES       INCOME
                                    AT END OF    TO AVERAGE    TO AVERAGE
                         TOTAL        PERIOD         NET           NET        PORTFOLIO
                       RETURN (a)     (000s)       ASSETS        ASSETS      TURNOVER (b)
---------------------  ----------  ------------  -----------  -------------  ------------
CLASS A SHARES
Period Ended October
31, 1998 (c)            5.18% (e)  $      1,365    1.17% (f)      5.48% (f)    70.31%
Year Ended October
31, 1999               (1.58%)     $      3,186    1.08%          5.67%        64.26%
Year Ended October
31, 2000                2.87%      $      3,458    1.05%          6.42%        72.80%
Year Ended October
31, 2001               16.01%      $      4,775    1.14%          5.71%        42.47%
Year Ended October
31, 2002                3.84%      $      7,551    1.06%          5.34%        27.66%

CLASS B SHARES
Period Ended October
31, 1998 (c)            4.85% (e)  $        490    1.81% (f)      4.93% (f)    70.31%
Year Ended October
31, 1999               (2.07%)     $      1,662    1.68%          5.07%        64.26%
Year Ended October
31, 2000                2.15%      $      1,707    1.64%          5.83%        72.80%
Year Ended October
31, 2001               15.33%      $      2,935    1.72%          5.10%        42.47%
Year Ended October
31, 2002                3.26%      $      3,548    1.62%          4.79%        27.66%

CLASS C SHARES
Period Ended October
31, 2001 (d)            7.25% (e)  $        162    1.74% (f)      4.77% (f)    42.47%
Year Ended October
31, 2002                3.26%      $        272    1.62%          4.78%        27.66%

CLASS D SHARES
Year Ended October
31, 1998 (c)            9.11%      $    134,822    0.78%          5.93%        70.31%
Year Ended October
31, 1999               (1.24%)     $    125,451    0.83%          5.86%        64.26%
Year Ended October
31, 2000                2.97%      $    108,413    0.83%          6.62%        72.80%
Year Ended October
31, 2001              16.23%       $    132,034    0.92%          5.94%        42.47%
Year Ended October
31, 2002               4.07%       $    136,049    0.83%          5.58%        27.66%

-------------------------------
(a)  Excludes sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) Shares first offered to the public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)  Not annualized.
(f)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE TAX-FREE INCOME FUND

                                         INVESTMENT ACTIVITIES                              DISTRIBUTIONS
                                  --------------------------------------  ------------------------------------------------------
                                                   NET
                                                 REALIZED
                                                   AND
                          NET                   UNREALIZED                                                             NET
                         ASSET                    GAINS         TOTAL                                             ASSET VALUE,
                         VALUE,       NET        (LOSSES)       FROM          NET         NET                          END
                       EBGINNING   INVESTMENT       ON       INVESTMENT   INVESTMENT   REALIZED       TOTAL            OF
                       OF PERIOD     INCOME    INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS      PERIOD
---------------------  ----------  ----------  ------------  -----------  -----------  ---------  --------------  --------------
CLASS A SHARES
Period Ended October
31, 1998 (d)           $    10.48        0.23         0.17         0.40        (0.23)         -           (0.23)  $       10.65
Year Ended October
31, 1999               $    10.65        0.49        (0.82)       (0.33)       (0.49)     (0.04)          (0.53)  $        9.79
Year Ended October
31, 2000               $     9.79        0.50         0.25         0.75        (0.50)         -           (0.50)  $       10.04
Year Ended October
31, 2001               $    10.04        0.46         0.49         0.95        (0.48)         -           (0.48)  $       10.51
Year Ended October
31, 2002               $    10.51        0.47            -         0.47        (0.47)         -           (0.47)  $       10.51

CLASS B SHARES
Period Ended October
31, 1998 (d)           $    10.48        0.20         0.18         0.38        (0.20)         -           (0.20)  $       10.66
Year Ended October
31, 1999               $    10.66        0.42        (0.83)       (0.41)       (0.43)     (0.04)          (0.47)  $        9.78
Year Ended October
31, 2000               $     9.78        0.44         0.25         0.69        (0.44)         -           (0.44)  $       10.03
Year Ended October
31, 2001               $    10.03        0.40         0.49         0.89        (0.42)         -           (0.42)  $       10.50
Year Ended October
31, 2002               $    10.50        0.40         0.01         0.41        (0.40)         -           (0.40)  $       10.51

CLASS C SHARES
Period Ended October
31, 2001 (e)           $    10.32        0.22         0.16         0.38        (0.22)         -           (0.22)  $       10.48
Year Ended October
31, 2002               $    10.48        0.41            -         0.41        (0.40)         -           (0.40)  $       10.49

CLASS D SHARES
Year Ended October
31, 1998 (d)           $    10.51        0.50         0.23         0.73        (0.50)     (0.08)          (0.58)  $       10.66
Year Ended October
31, 1999               $    10.66        0.51        (0.84)       (0.33)       (0.51)     (0.04)          (0.55)  $        9.78
Year Ended October
31, 2000               $     9.78        0.53         0.25         0.78        (0.53)         -           (0.53)  $       10.03
Year Ended October
31, 2001               $    10.03        0.49         0.49         0.98        (0.51)         -           (0.51)  $       10.50
Year Ended October
31, 2002               $    10.50        0.49         0.01         0.50        (0.49)         -           (0.49)  $       10.51

                                                            RATIOS/SUPPLEMENTAL DATA
                       ----------  ---------------------------------------------------------------------------------
                                                         RATIO OF         RATIO             RATIO
                                               RATIO        NET            OF              OF NET
                                     NET        OF      INVESTMENT      EXPENSES         INVESTMENT
                                    ASSETS   EXPENSES     INCOME        (PRIOR TO     INCOME (PRIOR TO
                                    AT END      TO          TO       REIMBURSEMENTS)   REIMBURSEMENTS)
                                      OF      AVERAGE     AVERAGE      TO AVERAGE        TO AVERAGE      PORTFOLIO
                         TOTAL      PERIOD      NET         NET        NET ASSETS        NET ASSETS       TURNOVER
                       RETURN (a)   (000S)    ASSETS      ASSETS           (b)               (b)            (c)
---------------------  ----------  --------  ---------  -----------  --------------  ------------------  ----------
CLASS A SHARES
Period Ended October
31, 1998 (d)            3.86% (g)       601  1.06% (h)    4.50% (h)          (f)                (f)          28.88%
Year Ended October
31, 1999                  (3.26%)     2,383      0.96%        4.73%          (f)                (f)          42.26%
Year Ended October
31, 2000                    7.90%     3,792      0.94%        5.09%          (f)                (f)           7.08%
Year Ended October
31, 2001                    9.70%     5,837      1.00%        4.56%          (f)                (f)           7.29%
Year Ended October
31, 2002                    4.57%     7,586      0.99%        4.48%          (f)                (f)          27.77%

CLASS B SHARES
Period Ended October
31, 1998 (d)            3.66% (g)      1,477      1.66% (h)   3.94% (h)      (f)                (f)          28.88%
Year Ended October
31, 1999               (4.02%)         3,746      1.56%       4.12%          (f)                (f)          42.26%
Year Ended October
31, 2000                7.27%          4,601      1.55%       4.50%          (f)                (f)           7.08%
Year Ended October
31, 2001                9.06%          5,592      1.60%       3.96%          (f)                (f)           7.29%
Year Ended October
31, 2002                4.05%          6,445      1.58%       3.88%          (f)                (f)          27.77%

CLASS C SHARES
Period Ended October
31, 2001 (e)            3.73% (g)       115      1.62% (h)    3.98% (h)      (f)                (f)           7.29%
Year Ended October
31, 2002                4.06%           221      1.59%        3.87%          (f)                (f)          27.77%

CLASS D SHARES
Year Ended October
31, 1998 (d)            7.09%       263,662      0.85%        4.73%          0.93%              4.65%        28.88%
Year Ended October
31, 1999               (3.21%)      226,270      0.71%        4.93%          0.71%              4.93%        42.26%
Year Ended October
31, 2000                8.18%       204,337      0.70%        5.35%          0.70%              5.35%        7.08%
Year Ended October
31, 2001                9.99%       202,942      0.75%        4.82%          (f)                (f)          7.29%
Year Ended October
31, 2002                4.94%       195,601      0.73%        4.74%          (f)                (f)         27.77%

-------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Shares first offered to the public on May 11, 1998. Upon a Trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  There were no fee reductions in this period.
(g)  Not annualized.
(h)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE GOVERNMENT BOND FUND

                                   INVESTMENT ACTIVITES                                  DISTRIBUTIONS
                       ----------------------------------------------------  ---------------------------------------
                                                       NET
                                                  REALIZED AND
                            NET                    UNREALIZED                                                           NET
                       ASSET VALUE,                   GAINS         TOTAL                                              ASSET
                         BEGINNING       NET        (LOSSES)        FROM          NET         NET                     VALUE,
                            OF        INVESTMENT       ON        INVESTMENT   INVESTMENT   REALIZED       TOTAL       END OF
                          PERIOD        INCOME     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS   PERIOD
---------------------  -------------  ----------  -------------  -----------  -----------  ---------  --------------  -------
CLASS A SHARES
Period Ended October
31, 1998 (d)           $       10.24        0.26          0.32         0.58        (0.26)         -           (0.26)  $ 10.56
Year Ended October
31, 1999               $       10.56        0.51         (0.62)       (0.11)       (0.51)     (0.05)          (0.56)  $  9.89
Year Ended October
31, 2000               $        9.89        0.57          0.13         0.70        (0.57)     (0.02)          (0.59)  $ 10.00
Year Ended October
31, 2001               $       10.00        0.53          0.95         1.48        (0.53)         -           (0.53)  $ 10.95
Year Ended October
31, 2002               $       10.95        0.45          0.20         0.65        (0.45)     (0.20)          (0.65)  $ 10.95

CLASS B SHARES
Period Ended October
31, 1998 (d)           $       10.24        0.23          0.31         0.54        (0.23)         -           (0.23)  $ 10.55
Year Ended October
31, 1999               $       10.55        0.45         (0.61)       (0.16)       (0.45)     (0.05)          (0.50)  $  9.89
Year Ended October
31, 2000               $        9.89        0.51          0.13         0.64        (0.51)     (0.02)          (0.53)  $ 10.00
Year Ended October
31, 2001               $       10.00        0.47          0.94         1.41        (0.47)         -           (0.47)  $ 10.94
Year Ended October
31, 2002               $       10.94        0.40          0.19         0.59        (0.40)     (0.20)          (0.60)  $ 10.93

CLASS C SHARES
Period Ended October
31, 2001 (e)           $       10.47        0.24          0.47         0.71        (0.24)         -           (0.24)  $ 10.94
Year Ended October
31, 2002               $       10.94        0.40          0.19         0.59        (0.40)     (0.20)          (0.60)  $ 10.93

CLASS D SHARES
Year Ended October
31, 1998 (d)           $       10.31        0.56          0.34         0.90        (0.56)     (0.08)          (0.64)  $ 10.57
Year Ended October
31, 1999               $       10.57        0.53         (0.63)       (0.10)       (0.53)     (0.05)          (0.58)  $  9.89
Year Ended October
31, 2000               $        9.89        0.59          0.14         0.73        (0.59)     (0.02)          (0.61)  $ 10.01
Year Ended October
31, 2001               $       10.01        0.55          0.95         1.50        (0.55)         -           (0.55)  $ 10.96
Year Ended October
31, 2002               $       10.96        0.48          0.19         0.67        (0.48)     (0.20)          (0.68)  $ 10.95

                                                               RATIOS/SUPPLMENTAL DATA
                                    ------------------------------------------------------------------------------------
                                                RATIO    RATIO OF NET      RATIO OF        RATIO OF NET
                                      NET        OF       INVESTMENT       EXPENSES         INVESTMENT
                                    ASSETS    EXPENSES      INCOME         (PRIOR TO     INCOME (PRIOR TO
                                    AT END       TO           TO        REIMBURSEMENTS)   REIMBURSEMENTS)
                                      OF       AVERAGE      AVERAGE           TO                TO
                         TOTAL      PERIOD       NET          NET           AVERAGE           AVERAGE        PORTFOLIO
                       RETURN (a)   (000s)     ASSETS       ASSETS      NET ASSETS (b)    NET ASSETS (b)    TURNOVER (c)
---------------------  ----------  ---------  ---------  -------------  ---------------  -----------------  ------------
CLASS A SHARES
Period Ended October
31, 1998 (d)            5.69% (f)  $     332   1.04% (g)      5.10% (g)       1.17% (g)       4.97% (g)        59.52%
Year Ended October
31, 1999               (1.05%)     $  49,601   0.99%          5.13%           1.15%           4.97%            51.86%
Year Ended October
31, 2000                7.40%      $  54,796   0.99%          5.84%           1.05%           5.78%           107.86%
Year Ended October
31, 2001               15.21%      $  57,336   0.99%          5.12%           1.20%           4.91%           159.68%
Year Ended October
31, 2002                6.42%      $  55,510   1.07%          4.28%           1.11%           4.24%            99.42%

CLASS B SHARES
Period Ended October
31, 1998 (d)            5.29% (f)  $     297   1.64% (g)      4.59% (g)       1.86% (g)       4.37% (g)        59.52%
Year Ended October
31, 1999               (1.57%)     $   1,148   1.64%          4.44%           1.65%           4.43%            51.86%
Year Ended October
31, 2000                6.72%      $   1,129   1.63%          5.19%           1.63%           5.19%           107.86%
Year Ended October
31, 2001               14.41%      $   4,024   1.64%          4.27%           1.68%           4.23%           159.68%
Year Ended October
31, 2002                5.80%      $   6,067   1.58%          3.74%           1.58%           3.74%            99.42%

CLASS C SHARES
Period Ended October
31, 2001 (e)            6.89% (f)  $     449   1.64% (g)      4.20% (g)       1.73% (g)       4.11% (g)       159.68%
Year Ended October
31, 2002                5.80%      $     941   1.58%          3.72%           1.58%           3.72%            99.42%

CLASS D SHARES
Year Ended October
31, 1998 (d)            9.03%      $  50,849   0.92%          5.43%           1.03%           5.32%            59.52%
Year Ended October
31, 1999               (0.93%)     $  52,260   0.79%          5.24%           0.81%           5.22%            51.86%
Year Ended October
31, 2000                7.73%      $  55,812   0.78%          6.03%           0.78%           6.03%           107.86%
Year Ended October
31, 2001               15.43%      $ 124,117   0.79%          5.24%           0.90%           5.13%           159.68%
Year Ended October
31, 2002                6.61%      $ 174,637   0.81%          4.52%           0.81%           4.52%            99.42%

-------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Shares first offered to the public on May 11, 1998. Upon a Trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE MORLEY ENHANCED INCOME FUND

                                                  INVESTMENT ACTIVITES                    DISTRIBUTIONS
                                            -------------------------------------  ---------------------------
                                                             NET
                                                        REALIZED AND
                                  NET                    UNREALIZED      TOTAL                                       NET
                              ASSET VALUE,     NET          GAINS         FROM         NET                      ASSET VALUE,
                               BEGINNING    INVESTMENT   (LOSSES) ON   INVESTMENT  INVESTMENT       TOTAL          END OF
                               OF PERIOD      INCOME     INVESTMENTS   ACTIVITIES    INCOME     DISTRIBUTIONS      PERIOD
---------------------------  -------------  ----------  -------------  ----------  -----------  --------------  -------------
CLASS A SHARES
Period Ended October
31, 2000 (d)                 $       10.00        0.48         (0.10)        0.38       (0.48)          (0.48)  $        9.90
Year Ended October
31, 2001                     $        9.90        0.52         (0.20)        0.32       (0.52)          (0.52)  $        9.70
Year Ended October
31, 2002                     $        9.70        0.41         (0.26)        0.15       (0.41)          (0.41)  $        9.44

INSTITUTIONAL CLASS SHARES
Period Ended October
31, 2000 (d)                 $       10.00        0.51         (0.11)        0.40       (0.51)          (0.51)  $        9.89
Year Ended October
31, 2001                     $        9.89        0.56         (0.19)        0.37       (0.56)          (0.56)  $        9.70
Year Ended October
31, 2002                     $        9.70        0.45         (0.26)        0.19       (0.45)          (0.45)  $        9.44

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended October
31, 2000 (d)                 $       10.00        0.49         (0.10)        0.39       (0.49)          (0.49)  $        9.90
Year Ended October
31, 2001                     $        9.90        0.54         (0.19)        0.35       (0.54)          (0.54)  $        9.71
Year Ended October
31, 2002                     $        9.71        0.42         (0.27)        0.15       (0.42)          (0.42)  $        9.44


                                                                     RATIOS/SUPPLMENTAL DATA
                                         ------------------------------------------------------------------------------------------
                                                                    RATIO OF NET      RATIO OF        RATIO OF NET
                                                        RATIO OF     INVESTMENT       EXPENSES         INVESTMENT
                                          NET ASSETS    EXPENSES       INCOME         (PRIOR TO     INCOME (PRIOR TO
                                          AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                               TOTAL        PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                             RETURN (a)     (000s)       ASSETS        ASSETS      NET ASSETS (b)    NET ASSETS (b)    TURNOVER (c)
---------------------------  ----------  ------------  -----------  -------------  ---------------  -----------------  ------------
CLASS A SHARES
Period Ended October
31, 2000 (d)                  3.86% (e)  $        368     0.90% (f)     5.90% (f)        2.63% (f)          4.17% (f)        4.42%
Year Ended October
31, 2001                      3.26%      $        629     0.90%         5.18%            1.51%              4.57%            46.50%
Year Ended October
31, 2002                      1.60%      $      1,691     0.79%         4.28%            0.95%              4.12%            32.97%

INSTITUTIONAL CLASS SHARES
Period Ended October
31, 2000 (d)                  4.16% (e)  $        497    0.45% (f)      6.44% (f)        2.13% (f)          4.76% (f)         4.42%
Year Ended October
31, 2001                      3.83%      $     10,144    0.45%          5.39%            0.98%              4.86%            46.50%
Year Ended October
31, 2002                      1.96%      $     57,703    0.45%          4.57%            0.64%              4.38%            32.97%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended October
31, 2000 (d)                  4.02% (e)  $     11,614    0.70% (f)      5.96% (f)        1.73% (f)          4.93% (f)         4.42%
Year Ended October
31, 2001                      3.57%      $     11,593    0.70%          5.45%            1.44%              4.71%            46.50%
Year Ended October
31, 2002                      1.60%      $     10,093    0.70%          4.41%            0.90%              4.21%            32.97%

-------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)  Not annualized.
(f)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE MONEY MARKET FUND

                                                   INVESTMENT ACTIVITES        DISTRIBUTIONS
                                                  ----------------------  ---------------------------
                                        NET                     TOTAL                                       NET
                                   ASSET VALUE,      NET         FROM         NET                      ASSET VALUE,
                                     BEGINNING    INVESTMENT  INVESTMENT  INVESTMENT       TOTAL          END OF        TOTAL
                                     OF PERIOD      INCOME    ACTIVITIES    INCOME     DISTRIBUTIONS      PERIOD       RETURN
---------------------------------  -------------  ----------  ----------  -----------  --------------  -------------  ----------
INSTITUTIONAL CLASS SHARES
Period Ended October
31, 2002 (b)                       $        1.00        0.01        0.01       (0.01)          (0.01)  $        1.00  1.12% (f)

SERVICE CLASS SHARES
Period Ended October 31, 1999 (c)  $        1.00        0.04        0.04       (0.04)          (0.04)  $        1.00  3.69% (f)
Year Ended October
31, 2000                           $        1.00        0.06        0.06       (0.06)          (0.06)  $        1.00      5.64%
Year Ended October
31, 2001                           $        1.00        0.04        0.04       (0.04)          (0.04)  $        1.00      4.15%
Year Ended October
31, 2002                           $        1.00        0.01        0.01       (0.01)          (0.01)  $        1.00      1.11%

PRIME SHARES
Year Ended October
31, 1998                           $        1.00        0.05        0.05       (0.05)          (0.05)  $        1.00      5.15%
Year Ended October
31, 1999 (d)                       $        1.00        0.05        0.05       (0.05)          (0.05)  $        1.00      4.61%
Year Ended October
31, 2000                           $        1.00        0.06        0.06       (0.06)          (0.06)  $        1.00      5.74%
Year Ended October
31, 2001                           $        1.00        0.04        0.04       (0.04)          (0.04)  $        1.00      4.22%
Year Ended October
31, 2002                           $        1.00        0.01        0.01       (0.01)          (0.01)  $        1.00      1.23%

                                                            RATIOS/SUPPLEMENTAL DATA
                                   --------------------------------------------------------------------------
                                                                              RATIO OF          RATIO OF
                                                  RATIO OF     RATIO OF       EXPENSES       NET INVESTMENT
                                    NET ASSETS    EXPENSES      INCOME        (PRIOR TO     INCOME (PRIOR TO
                                    AT END OF    TO AVERAGE   TO AVERAGE   REIMBURSEMENTS)   REIMBURSEMENTS
                                      PERIOD         NET          NET        TO AVERAGE        TO AVERAGE
                                      (000s)       ASSETS       ASSETS     NET ASSETS (a)    NET ASSETS (b)
---------------------------------  ------------  -----------  -----------  ---------------  -----------------
INSTITUTIONAL CLASS SHARES
Period Ended October
31, 2002 (b)                       $      8,606    0.59% (g)    1.25% (g)              (e)                (e)

SERVICE CLASS SHARES
Period Ended October 31, 1999 (c)  $     22,295    0.64% (g)    4.74% (g)        0.79% (g)          4.59% (g)
Year Ended October
31, 2000                           $    256,221    0.75%        5.68%            0.86%              5.57%
Year Ended October
31, 2001                           $    440,874    0.75%        3.85%            0.91%              3.69%
Year Ended October
31, 2002                           $    627,365    0.80%        1.09%            0.96%              0.93%

PRIME SHARES
Year Ended October
31, 1998                           $  1,048,689    0.59%        4.96%            0.64%              4.91%
Year Ended October
31, 1999 (d)                       $  1,345,342    0.61%        4.52%            0.61%              4.52%
Year Ended October
31, 2000                           $  1,241,194    0.65%        5.58%            0.65%              5.58%
Year Ended October
31, 2001                           $  1,385,774    0.68%        4.10%              (e)                (e)
Year Ended October
31, 2002                           $  1,177,541    0.70%        1.22%              (e)                (e)

-------------------------------
(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
(c) For the period from January 4, 1999 (commencement of operations) through October 31, 1999.
(d) As of January 4, 1999, the existing shares of the Fund were renamed Prime Shares.
(e)  There were no fee reductions in this period.
(f)  Not annualized.
(g)  Annualized.

[This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any  documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov
THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

--------------------------------------------------------------------------------
CORE ASSET ALLOCATION Series

Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund


GARTMORE FUNDS                                             www.gartmorefunds.com

================================================================================


PROSPECTUS
March 1, 2003


                                [GRAPHIC OMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.

--------------------------------------------------------------------------------
Look BEYOND(SM).

TABLE OF CONTENTS


================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Purpose of the Investor Destinations Series
Investment Objective Principal
Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Principal Investment Strategies
Asset Classes and Underlying Investments of the Funds

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
Investment Adviser

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . . . . . . . . .  18
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares
Non-U.S. Investors

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES


================================================================================


This Prospectus provides information about the Gartmore Investor Destinations Series (together, the "Funds"), five series offered by Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 13. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Service Class shares. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 18.

PURPOSE OF THE INVESTOR DESTINATIONS SERIES

Each Fund provides an asset allocation option corresponding to different investment goals. Each Fund will invest primarily in other mutual funds which represent each asset class in its target allocation.

This Prospectus includes information on the following Funds:

     Gartmore Investor Destinations Aggressive Fund

     Gartmore Investor Destinations Moderately Aggressive Fund

     Gartmore Investor Destinations Moderate Fund

     Gartmore Investor Destinations Moderately Conservative Fund

     Gartmore Investor Destinations Conservative Fund

The Funds are primarily designed:

- To help achieve an investor's savings objectives through a predetermined asset allocation program.
- To maximize long-term total returns at an acceptable level of risk through broad diversification among several asset classes.

In selecting a Fund, investors should consider their personal investment objectives, investment time horizons, risk tolerances, and financial circumstances.

FUND SUMMARIES


================================================================================


INVESTMENT OBJECTIVE

The investment objective of each Fund is to maximize total investment return for a given level of risk. Each Fund will seek this objective through the principal strategies described below.

PRINCIPAL STRATEGIES

THE INVESTOR DESTINATIONS SERIES ARE DESIGNED TO PROVIDE DIVERSIFICATION ACROSS SEVERAL MAJOR ASSET CLASSES BASED ON YOUR INVESTMENT OBJECTIVE, TIME HORIZON AND RISK TOLERANCE: U.S. STOCKS (LARGE CAP, MID CAP AND SMALL CAP STOCKS),
INTERNATIONAL STOCKS, BONDS AND SHORT-TERM INVESTMENTS. Each Fund in the Investor Destinations Series invests in different combinations of mutual funds (Underlying Funds) and short-term investments as shown below.

The Funds will invest in Underlying Funds which typically invest in stocks, bonds, or other securities with the goal of matching a specific stock or bond index. Each Fund has a target allocation mix of investments among some or all of the six asset classes shown below. The portfolio management team monitors each Fund's holdings and cash flow and will periodicaly adjust a Fund's asset allocation to realign it with its target allocations to maintain broad diversification. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation.

Set forth below are the six asset classes in which the Funds may invest and the Underlying Funds and short-term investments which the portfolio management team has chosen to represent each asset class.

Asset Class                   Primary Underlying Investment
--------------------------------------------------------------------------------
U.S. STOCKS

  LARGE CAP STOCKS            NATIONWIDE(R)  S&P  500 INDEX FUND. The Nationwide
                              S&P  500  Index  Fund  seeks  to track the S&P 500
                              Index,  a  widely  recognized  index maintained by
                              Standard & Poor's that includes 500 U.S. large-cap
                              stocks.
--------------------------------------------------------------------------------
  MID CAP STOCKS              NATIONWIDE(R)  MID  CAP  MARKET  INDEX  FUND.  The
                              Nationwide  Mid  Cap  Market  Index  Fund seeks to
                              track  the  S&P  Mid-Cap 400 Index, which includes
                              400  common  stocks  issued  by  U.S.
                              mid-capitalization  companies.
--------------------------------------------------------------------------------
  SMALL CAP STOCKS            NATIONWIDE(R) SMALL CAP INDEX FUND. The Nationwide
                              Small  Cap  Index  Fund seeks to track the Russell
                              2000  Index,  which  includes  2000  common stocks
                              issued  by  smaller U.S. capitalization companies.
--------------------------------------------------------------------------------
  INTERNATIONAL STOCKS        NATIONWIDE(R)  INTERNATIONAL  INDEX  FUND.  The
                              Nationwide International Index Fund seeks to track
                              the  Morgan  Stanley Capital International Europe,
                              Australasia and Far East (Capitalization Weighted)
                              Index, which includes stocks of companies located,
                              or  whose  stocks  are  traded  on  exchanges,  in
                              European  and  Pacific  Basin  countries.
--------------------------------------------------------------------------------
  BONDS                       NATIONWIDE(R) BOND INDEX FUND. The Nationwide Bond
                              Index Fund seeks to track the Lehman Brothers U.S.
                              Aggregate Bond Index, which includes a broad-based
                              mix  of  U.S.  dollar-denominated investment-grade
                              bonds.
--------------------------------------------------------------------------------
  SHORT-TERM INVESTMENTS      GARTMORE MORLEY ENHANCED INCOME FUND. The Gartmore
                              Morley Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value by investing in high-grade debt securities.

                              GARTMORE MONEY MARKET FUND. The Gartmore Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.

                              NATIONWIDE CONTRACT. The Nationwide Contract is a non-registered fixed interest contract issued by Nationwide Life Insurance Company and has a stable principal value.

The Funds may also invest in other mutual funds chosen to complement the Underlying Funds and to further diversify each Fund.

The Underlying Funds and short-term investments in which the Funds invest may be changed at any time based on the portfolio management team's judgement.

Below are the specific target allocations for each Fund.

FUND SUMMARIES


================================================================================


GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND
(THE AGGRESSIVE FUND)

The Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital. The Aggressive Fund's allocation focuses on stock investments, both U.S. and international. The Aggressive Fund is generally appropriate for aggressive investors comfortable with risk, investors with long time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.


Asset Classes                                              Target Allocation Mix
--------------------------------------------------------------------------------
U.S. Stocks                                                                  65%
--------------------------------------------------------------------------------
   Large Cap Stocks                                           40%
--------------------------------------------------------------------------------
   Mid Cap Stocks                                             15%
--------------------------------------------------------------------------------
   Small Cap Stocks                                           10%
--------------------------------------------------------------------------------
International Stocks                                                         30%
--------------------------------------------------------------------------------
Bonds                                                                         5%
================================================================================
TOTAL ALLOCATION                                                            100%


GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (THE MODERATELY AGGRESSIVE FUND)

The Moderately Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital, but also income. The Moderately Aggressive Fund's allocation is weighted toward stock investments, while including some bonds and short- term investments to reduce volatility. The Moderately Aggressive Fund is generally appropriate for aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.


Asset Classes                                              Target Allocation Mix
--------------------------------------------------------------------------------
U.S. Stocks                                                                  55%
--------------------------------------------------------------------------------
   Large Cap Stocks                                          35%
--------------------------------------------------------------------------------
   Mid Cap Stocks                                            15%
--------------------------------------------------------------------------------
   Small Cap Stocks                                           5%
--------------------------------------------------------------------------------
International Stocks                                                         25%
--------------------------------------------------------------------------------
Bonds                                                                        15%
--------------------------------------------------------------------------------
Short-Term Investments                                                        5%
================================================================================
TOTAL ALLOCATION                                                            100%


GARTMORE INVESTOR DESTINATIONS MODERATE FUND  (THE MODERATE FUND)

The Moderate Fund will pursue its goal of maximizing total investment return by seeking growth of capital and income. The Moderate Fund's allocation is weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund is generally appropriate for investors who have a lower tolerance for risk than more aggressive investors and are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns. Shorter term allocation may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.


Asset Classes                                              Target Allocation Mix
--------------------------------------------------------------------------------
U.S. Stocks                                                                  45%
--------------------------------------------------------------------------------
   Large Cap Stocks                                              30%
--------------------------------------------------------------------------------
   Mid Cap Stocks                                                10%
--------------------------------------------------------------------------------
   Small Cap Stocks                                               5%
--------------------------------------------------------------------------------
International Stocks                                                         15%
--------------------------------------------------------------------------------
Bonds                                                                        25%
--------------------------------------------------------------------------------
Short-Term Investments                                                       15%
================================================================================
TOTAL ALLOCATION                                                            100%

FUND SUMMARIES


================================================================================


GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (THE MODERATELY CONSERVATIVE FUND)

The Moderately Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Moderately Conservative Fund's allocation is weighted toward bond investments and short-term investments while including substantial stock investments for long term growth. The Moderately Conservative Fund is generally appropriate for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some market volatility in exchange for greater potential income and growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.


Asset Classes                                              Target Allocation Mix
--------------------------------------------------------------------------------
U.S. Stocks                                                                  30%
--------------------------------------------------------------------------------
   Large Cap Stocks                                              20%
--------------------------------------------------------------------------------
   Mid Cap Stocks                                                10%
--------------------------------------------------------------------------------
   International Stocks                                                      10%
--------------------------------------------------------------------------------
Bonds                                                                        35%
--------------------------------------------------------------------------------
Short-Term Investments                                                       25%
================================================================================
TOTAL ALLOCATION                                                            100%


GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND (THE CONSERVATIVE FUND)

The Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Conservative Fund's allocation focuses on bonds and short-term investments while including some stock investments for long-term growth. The Conservative Fund is generally appropriate for investors who have a low tolerance for risk and whose primary goal is income, who have a short time horizon, or who are not willing to accept much risk, but still seek a small amount of growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.


Asset Classes                                              Target Allocation Mix
--------------------------------------------------------------------------------
U.S. Stocks                                                                  15%
--------------------------------------------------------------------------------
  Large Cap Stocks                                               10%
--------------------------------------------------------------------------------
  Mid Cap Stocks                                                  5%
--------------------------------------------------------------------------------
International Stocks                                                          5%
--------------------------------------------------------------------------------
Bonds                                                                        35%
--------------------------------------------------------------------------------
Short-Term Investments                                                       45%
================================================================================
TOTAL ALLOCATION                                                            100%

For more information about the Funds' investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

PRINCIPAL RISKS

Because the value of your investment in a Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio management team's ability to assess economic conditions and investment opportunities.

FUND RISK

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to execute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment objective of any Fund or any underlying investment will be achieved.

ASSET ALLOCATION RISK. Because the Underlying Funds and short-term investments represent different asset classes, each Fund is subject to different levels and combinations of risk, depending on the particular Fund's asset allocation. As described below, each Fund is subject in varying degrees to stock market risk, bond market risk (primarily interest rate risk and credit risk), selection risk, non-diversified fund risk, the risk of inflation and foreign risk.

RISKS OF THE UNDERLYING INVESTMENTS

The following are risks applicable to the underlying investments and the corresponding asset classes. The greater a Fund's investment in a

FUND SUMMARIES


================================================================================


particular asset class, the greater the impact to the Fund of the risks related to the class. For example, the Aggressive Fund, the Moderately Aggressive Fund and the Moderate Fund will be more impacted by stock market risk because more of their assets will be invested in U.S. and International stocks while the Moderately Conservative Fund and the Conservative Fund will be more impacted by credit risk and interest rate risk because more of their assets will be invested in debt securities.

GENERAL RISKS

SELECTION RISK (ALL ASSET CLASSES). Selection risk is the risk that an index fund's investments, which may not fully replicate the index, may perform differently from securities in the index.

NON-DIVERSIFIED FUND RISK (ALL ASSET CLASSES EXCEPT SHORT-TERM INVESTMENTS). Generally, index funds are non-diversified funds which means that each may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, an Underlying Fund's risk is increased because some investments have a greater effect on the Underlying Fund's performance. This helps the Underlying Fund's performance when its investments are successful, but also hurts the Underlying Fund's performance when its investments are unsuccessful.

RISKS OF U.S. STOCKS AND INTERNATIONAL STOCKS

STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS).
Stock market risk is the risk that a Fund could lose value if the individual stocks in which the Underlying Funds have invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID AND SMALL CAP RISK (MID CAP STOCKS AND SMALL CAP STOCKS). To the extent an Underlying Fund invests in securities of medium sized and small capitalization companies, such Underlying Funds' investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

RISKS OF BONDS

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed- rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

Securities in which an Underlying Fund or short-term investment will invest, will generally be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

FUND SUMMARIES


================================================================================


Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

RISKS OF SHORT-TERM INVESTMENTS.

The risks that apply to bonds, as described above, also apply to a Fund's short-term investments, but to a lesser degree. This is because a Fund's short-term investments are investing in investments that have shorter maturities and that are often of higher quality than those of the bonds.

PERFORMANCE

The following bar charts and tables show two aspects of the Funds: volatility and performance. The bar charts shows the volatility - or variability - of the Funds' annual total returns over time, and shows that the Funds' performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The tables show the Funds' average annual total returns on a before- tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of broad-based securities indices. The bar charts and tables provide some indication of the risks of investing in each Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

FUND SUMMARIES


================================================================================


ANNUAL RETURNS - AGGRESSIVE FUND CLASS A SHARES(1)
(YEARS ENDED DECEMBER 31)

2001     -11.42%
2002     -18.37%

Best quarter: 10.64% 4th qtr. of 2001
Worst quarter: -17.89% 3rd qtr. of 2002

ANNUAL RETURNS - MODERATELY AGGRESSIVE FUND CLASS A
SHARES(1) (YEARS ENDED DECEMBER 31)

2001     -8.69%
2002     -14.37%

Best quarter: 8.82% 4th qtr. of 2001
Worst quarter: -14.39% 3rd qtr. of 2002

ANNUAL RETURNS - MODERATE FUND CLASS A SHARES(1)
(YEARS ENDED DECEMBER 31)

2001     -4.89%
2002     -9.47%

Best quarter: 6.77% 4th qtr. of 2001
Worst quarter: -10.24% 3rd qtr. of 2002

ANNUAL RETURNS - MODERATELY CONSERVATIVE FUND CLASS A
SHARES(1) (YEARS ENDED DECEMBER 31)

2001     -1.23%
2002     -4.20%

Best quarter: 4.56% 4th qtr. of 2001
Worst quarter: -5.83% 3rd qtr. of 2002

ANNUAL RETURNS - CONSERVATIVE FUND CLASS A SHARES(1)
(YEARS ENDED DECEMBER 31)

2001     2.20%
2002     0.55%

Best quarter: 2.59% 4th qtr. of 2002
Worst quarter: -2.09% 3rd qtr. of 2002

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.


AVERAGE ANNUAL RETURNS(1) - AGGRESSIVE FUND -
AS OF DECEMBER 31, 2002

                                                  One       Since
                                                 year    Inception(2)
---------------------------------------------------------------------
Class A shares - Before Taxes                   -23.04%      -16.12%
---------------------------------------------------------------------
Class A shares - After Taxes on Distributions   -23.39%      -16.41%
---------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                           -14.13%      -12.58%
---------------------------------------------------------------------
Class B shares - Before Taxes                   -23.00%      -15.82%
---------------------------------------------------------------------
Class C shares - Before Taxes(4)                -20.57%      -15.19%
---------------------------------------------------------------------
Service Class shares - Before Taxes             -18.40%      -14.28%
---------------------------------------------------------------------
Aggressive Fund Composite Index(5,16)           -18.62%      -15.72%
---------------------------------------------------------------------
LB U.S. Aggregate Bond Index(10,16)              10.27%       10.19%
---------------------------------------------------------------------
MSCI EAFE Index(11,16)                          -15.66%      -18.38%
---------------------------------------------------------------------
S&P 500 Index(12,16)                            -22.10%      -16.46%
---------------------------------------------------------------------
S&P Mid Cap 400 Index(13,16)                    -14.51%       -4.30%
---------------------------------------------------------------------
Russell 2000 Index(14,16)                       -20.48%      -10.46%
---------------------------------------------------------------------

FUND SUMMARIES


================================================================================


AVERAGE ANNUAL RETURNS(1) - MODERATELY AGGRESSIVE FUND -
AS OF DECEMBER 31, 2002


                                                    One       Since
                                                   year    Inception(2)
-----------------------------------------------------------------------
Class A shares - Before Taxes                     -19.28%       -12.63%
-----------------------------------------------------------------------
Class A shares - After Taxes on Distributions     -19.78%       -13.05%
-----------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                             -11.83%       -10.02%
-----------------------------------------------------------------------
Class B shares - Before Taxes                     -19.22%       -12.31%
-----------------------------------------------------------------------
Class C shares - Before Taxes(4)                  -16.55%       -11.63%
-----------------------------------------------------------------------
Service Class shares - Before Taxes               -14.43%       -10.73%
-----------------------------------------------------------------------
Moderately Aggressive Fund Composite Index(6,16)  -14.35%       -11.85%
-----------------------------------------------------------------------
LB U.S. Aggregate Bond Index(10,16)                10.27%        10.19%
-----------------------------------------------------------------------
MSCI EAFE Index(11,16)                            -15.66%       -18.38%
-----------------------------------------------------------------------
S&P 500 Index(12,16)                              -22.10%       -16.46%
-----------------------------------------------------------------------
S&P Mid Cap 400 Index`(13,16)                     -14.51%        -4.30%
-----------------------------------------------------------------------
Russell 2000 Index(14,16)                         -20.48%       -10.46%
-----------------------------------------------------------------------
Salomon Brothers 3-Month T Bill Index(15,16)        1.70%         3.76%
-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS(1) - MODERATE FUND -
AS OF DECEMBER 31, 2002

                                                       One       Since
                                                      year    Inception(2)
--------------------------------------------------------------------------
Class A shares - Before Taxes                        -14.69%        -8.22%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        -15.42%        -8.88%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                                 -9.01%        -6.77%
--------------------------------------------------------------------------
Class B shares - Before Taxes                        -14.65%        -7.86%
--------------------------------------------------------------------------
Class C shares - Before Taxes(4)                     -12.04%        -7.22%
--------------------------------------------------------------------------
Service Class shares - Before Taxes                   -9.55%        -6.19%
--------------------------------------------------------------------------
Moderate Fund Composite Index(7,16)                   -8.73%        -6.48%
--------------------------------------------------------------------------
LB U.S. Aggregate Bond Index(10,16)                   10.27%        10.19%
--------------------------------------------------------------------------
MSCI EAFE Index(11,16)                               -15.66%       -18.38%
--------------------------------------------------------------------------
S&P 500 Index(12,16)                                 -22.10%       -16.46%
--------------------------------------------------------------------------
S&P Mid Cap 400 Index`(13,16)                        -14.51%        -4.30%
--------------------------------------------------------------------------
Russell 2000 Index(14,16)                            -20.48%       -10.46%
--------------------------------------------------------------------------
Salomon Brothers 3-Month T Bill Index(15,16)           1.70%         3.76%
--------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS(1) - MODERATELY CONSERVATIVE FUND -
AS OF DECEMBER 31, 2002

                                                       One
                                                       year   Inception(2)
--------------------------------------------------------------------------

Class A shares - Before Taxes                         -9.69%        -4.14%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        -10.66%        -5.20%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                                 -5.95%        -3.78%
--------------------------------------------------------------------------
Class B shares - Before Taxes                         -9.42%        -3.65%
--------------------------------------------------------------------------
Class C shares - Before Taxes(4)                      -6.55%        -2.98%
--------------------------------------------------------------------------
Service Class shares - Before Taxes                   -4.24%        -2.01%
--------------------------------------------------------------------------
Moderately Conservative Fund Composite Index(8,16)    -2.58%        -1.06%
--------------------------------------------------------------------------
LB U.S. Aggregate Bond Index(10,16)                   10.27%        10.19%
--------------------------------------------------------------------------
MSCI EAFE Index(11,16)                               -15.66%       -18.38%
--------------------------------------------------------------------------
S&P 500 Index(12,16)                                 -22.10%       -16.46%
--------------------------------------------------------------------------
S&P Mid Cap 400 Index`(13,16)                        -14.51%        -4.30%
--------------------------------------------------------------------------
Salomon Brothers 3-Month T Bill Index(15,16)           1.70%         3.76%
--------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS(1) - CONSERVATIVE FUND -
AS OF DECEMBER 31, 2002

                                                  One       Since
                                                 year    Inception(2)
---------------------------------------------------------------------
Class A shares - Before Taxes                    -5.26%        -0.44%
---------------------------------------------------------------------
Class A shares - After Taxes on Distributions    -6.43%        -1.77%
---------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                            -3.24%        -1.01%
---------------------------------------------------------------------
Class B shares - Before Taxes                    -5.00%         0.04%
---------------------------------------------------------------------
Class C shares - Before Taxes(4)                 -2.15%         0.69%
---------------------------------------------------------------------
Service Class shares- Before Taxes                0.52%         1.76%
---------------------------------------------------------------------
Conservative Fund Composite Index(9,16)           3.76%         4.50%
---------------------------------------------------------------------
LB U.S. Aggregate Bond Index(10,16)              10.27%        10.19%
---------------------------------------------------------------------
MSCI EAFE Index(11,16)                          -15.66%       -18.38%
---------------------------------------------------------------------
S&P 500 Index(12,16)                            -22.10%       -16.46%
---------------------------------------------------------------------
S&P Mid Cap 400 Index`(13,16)                   -14.51%        -4.30%
---------------------------------------------------------------------
Salomon Brothers 3-Month T Bill Index(15,16)      1.70%         3.76%
---------------------------------------------------------------------

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The  Fund  began  operations  on  March  31,  2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through March 1, 2001 are based on the performance of the Fund's Class B shares, which were achieved prior to the creation of Class C shares. Class B shares' average annual total returns are similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (40%), the MSCI EAFE Index (30%), the S&P Mid Cap 400 Index (15%), the Russell 2000 Index (10%) and the LB U.S. Aggregate Bond Index (5%).

6 The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (35%), the MSCI EAFE Index (25%), the S&P Mid Cap 400 Index (15%), the LB U.S. Aggregate
     Bond Index (15%), the Russell 2000 Index (5%) and the Salomon Brothers 3-Month T Bill Index (5%).

7 The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (30%), the LB U.S. Aggregate Bond Index (25%), the MSCI EAFE Index (15%), the Salomon Brothers 3-Month T Bill Index (15%), the S&P Mid Cap 400 Index (10%) and the Russell 2000 Index (5%).

8 The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Conservative Fund Composite Index is a combination of the LB U.S. Aggregate Bond Index (35%), the Salomon Brothers 3-Month T Bill Index (25%), the S&P 500 Index (20%), the S&P Mid Cap 400 Index (10%) and the MSCI EAFE Index (10%).

9 The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Conservative Composite Index is a combination of the the Salomon Brothers 3- Month T Bill Index (45%), the LB U.S. Aggressive Bond Index (35%), the S&P 500 Index (10%), the S&P Mid Cap 400 Index (5%) and the MSCI EAFE Index (5%).

10 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

FUND SUMMARIES


================================================================================


11 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

12 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

13 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

14 The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

15 The Salomon Brothers 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

16 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

FEE TABLE - CLASS A SHARES

Shareholder Fees(1)                        Moderately               Moderately
(fees paid directly from      Aggressive   Aggressive   Moderate   Conservative   Conservative
your investment)                    Fund         Fund       Fund           Fund           Fund
----------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)(2)              5.75%        5.75%      5.75%          5.75%          5.75%
----------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
or sale price, whichever
is less)(3)                        None         None       None           None          None
----------------------------------------------------------------------------------------------

Annual Fund Operating
Expense (expenses that                     Moderately                Moderately
Are deducted from             Aggressive   Aggressive   Moderate   Conservative   Conservative
Fund assets)                        Fund         Fund       Fund           Fund           Fund
----------------------------------------------------------------------------------------------
Management Fees                    0.13%        0.13%      0.13%          0.13%          0.13%
----------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees               0.25%        0.25%      0.25%          0.25%          0.25%
----------------------------------------------------------------------------------------------
Other Expenses(4)                  0.10%        0.09%      0.09%          0.11%          0.14%
==============================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(5)              0.48%        0.47%      0.47%          0.49%          0.52%

--------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C Front-end Sales Charges."

3 A contingent deferred sales charge ("CDSC") of up to 0.15% may be imposed on certain redemptions of Class A shares purchased without sales charges and for which a finder's fee was paid, and "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares, and see "Buying, Selling and Exchanging Fund Shares-Buying Shares- Class A Purchases not Subject to a Sales Charge" beginning on page 19.

4 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

5 Gartmore Mutual Fund Capital Trust, the Funds' investment adviser ("GMF") and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to 0.71% for the Class A shares of each Fund at least through February 29, 2004. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.


FEE TABLE - CLASS B SHARES

Shareholder Fees(1)                       Moderately                Moderately
(fees paid directly from     Aggressive   Aggressive   Moderate   Conservative   Conservative
your investment)                   Fund         Fund       Fund           Fund           Fund
---------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                 None         None       None           None           None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
or sale price, whichever
is less)(2)                        5.00%        5.00%      5.00%          5.00%          5.00%
---------------------------------------------------------------------------------------------
Annual Fund Operating
Expense (expenses that                     Moderately                Moderately
Are deducted from             Aggressive   Aggressive   Moderate   Conservative   Conservative
Fund assets)                        Fund         Fund       Fund           Fund           Fund
---------------------------------------------------------------------------------------------
Management Fees                    0.13%        0.13%      0.13%          0.13%          0.13%
---------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees               1.00%        1.00%      1.00%          1.00%          1.00%
---------------------------------------------------------------------------------------------
Other Expenses(3)                  0.10%        0.09%      0.09%          0.11%          0.14%
==============================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(4)              1.23%        1.22%      1.22%          1.24%          1.27%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC)  on  Class  A,  Class  B  and  Class C shares" beginning on page 22.

3 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

4 GMF and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to 1.31% at least through February 29, 2004. The Funds are authorized to reimburse GMF for


                                                                              10


Fund Summaries


================================================================================


     management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FEE TABLE - CLASS C SHARES


Shareholder Fees(1)                        Moderately                Moderately
(fees paid directly from      Aggressive   Aggressive  Moderate    Conservative   Conservative
your investment)                    Fund         Fund      Fund            Fund           Fund
----------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                 1.00%        1.00%      1.00%          1.00%          1.00%
----------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
or sale price, whichever
is less)(2)                        1.00%        1.00%      1.00%          1.00%          1.00%
----------------------------------------------------------------------------------------------
Annual Fund Operating
Expense (expenses that                     Moderately                Moderately
Are deducted from             Aggressive   Aggressive   Moderate   Conservative   Conservative
Fund assets)                        Fund         Fund       Fund           Fund           Fund
----------------------------------------------------------------------------------------------
Management Fees                    0.13%        0.13%      0.13%          0.13%          0.13%
Distribution and/or
Service (12b-1) Fees               1.00%        1.00%      1.00%          1.00%          1.00%
----------------------------------------------------------------------------------------------
Other Expenses(3)                  0.10%        0.09%      0.09%          0.11%          0.14%
==============================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(4)              1.23%        1.22%      1.22%          1.24%          1.27%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 22.

3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

4 GMF and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to 1.31% at least through February 29, 2004. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.


Shareholder Fees(1)                      Moderately                Moderately
(fees paid directly from    Aggressive   Aggressive   Moderate   Conservative  Conservative
your investment)                  Fund         Fund       Fund           Fund          Fund
-------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of offering
price)                            None         None       None           None          None
-------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
or sale price, whichever
is less                           None         None       None           None          None
-------------------------------------------------------------------------------------------

Annual Fund Operating
Expense (expenses that                   Moderately                Moderately
Are deducted from            Aggressive  Aggressive   Moderate   Conservative   Conservative
Fund assets)                      Fund         Fund       Fund           Fund           Fund
--------------------------------------------------------------------------------------------
Management Fees                  0.13%        0.13%      0.13%          0.13%          0.13%
--------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees             0.25%        0.25%      0.25%          0.25%          0.25%
--------------------------------------------------------------------------------------------
Other Expenses(2)                0.25%        0.24%      0.24%          0.26%          0.29%
============================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES               0.63%        0.62%      0.62%          0.64%          0.67%
--------------------------------------------------------------------------------------------
Amount of Fee Waivers/
Expense Reimbursements           0.02%        0.01%      0.01%          0.02%          0.06%
============================================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(3)               0.61%        0.61%      0.61%          0.61%          0.61%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

3 GMF and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to 0.61% for the Service Class shares of each Fund at least through February 29, 2004. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FUND SUMMARIES


================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------------

Aggressive Fund
   Class A Shares             $ 621(1)  $    720  $    828  $   1,144
   Class B Shares             $   625   $    690  $    876  $   1,181
   Class C Shares             $   327   $    486  $    769  $   1,574
   Service Class Shares       $    62   $    200  $    349  $     784
---------------------------------------------------------------------
Moderately Aggressive Fund
   Class A Shares             $ 620(1)  $    717  $    823  $   1,132
   Class B Shares             $   624   $    687  $    870  $   1,170
   Class C Shares             $   326   $    483  $    764  $   1,563
   Service Class Shares       $    62   $    198  $    345  $     773
---------------------------------------------------------------------
Moderate Fund
   Class A Shares             $ 620(1)  $    717  $    823  $   1,132
   Class B Shares             $   624   $    687  $    870  $   1,170
   Class C Shares             $   326   $    483  $    764  $   1,563
   Service Class Shares       $    62   $    198  $    345  $     773
---------------------------------------------------------------------
Moderately Conservative Fund
   Class A Shares             $ 622(1)  $    723  $    833  $   1,156
   Class B Shares             $   626   $    693  $    881  $   1,193
   Class C Shares             $   328   $    489  $    774  $   1,585
   Service Class Shares       $    62   $    202  $    354  $     796
---------------------------------------------------------------------
Conservative Fund
   Class A Shares             $ 625(1)  $    732  $    849  $   1,190
   Class B Shares             $   629   $    703  $    897  $   1,228
   Class C Shares             $   331   $    499  $    790  $   1,619
   Service Class Shares       $    62   $    208  $    367  $     829


You would pay the following expenses on the same investment if you did not sell your shares:(2)

                               1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------------
Aggressive Fund
   Class B Shares              $   125  $    390  $    676  $   1,181
   Class C Shares              $   224  $    486  $    769  $   1,574
---------------------------------------------------------------------
Moderately Aggressive Fund
   Class B Shares              $   124  $    387  $    670  $   1,170
   Class C Shares              $   223  $    483  $    764  $   1,563
---------------------------------------------------------------------
Moderate Fund
   Class B Shares              $   124  $    387  $    670  $   1,170
   Class C Shares              $   223  $    483  $    764  $   1,563
---------------------------------------------------------------------
Moderately Conservative Fund
   Class B Shares              $   126  $    393  $    681  $   1,193
   Class C Shares              $   225  $    489  $    774  $   1,585
---------------------------------------------------------------------
Conservative Fund
   Class B Shares              $   129  $    403  $    697  $   1,228
   Class C Shares              $   228  $    499  $    790  $   1,619

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Service Class shares do not change whether or not you sell your shares.

INDIRECT EXPENSES PAID BY THE FUNDS

Because the Funds invest primarily in Underlying Funds, they will be shareholders of those funds and will indirectly bear a proportionate share of the applicable expenses of the Underlying Funds (including management fees). These Underlying Fund fees are in addition to the fees and expenses described in the Funds' fee tables above. Depending on which Underlying Funds are held by a Fund and in what proportion, the fees will vary over time. However, in order to give you an idea of what these fees might be, we have calculated an average expense ratio for each Fund, based on the expense ratios after fee waivers and reimbursements of the Underlying Funds for their most recent fiscal year and each Fund's target allocation as described above. Based on these hypothetical calculations, the combined average expense ratio for the Underlying Funds that is borne indirectly by each of the Funds would have been the following:

Aggressive Fund                                    0.29%
--------------------------------------------------------
Moderately Aggressive Fund                         0.29%
--------------------------------------------------------
Moderate Fund                                      0.28%
--------------------------------------------------------
Moderately Conservative Fund                       0.28%
--------------------------------------------------------
Conservative Fund                                  0.28%

Expenses will differ depending on how the Funds allocate assets among the Underlying Funds.

MORE ABOUT THE FUNDS
================================================================================


PRINCIPAL INVESTMENT STRATEGIES

The Investor Destinations Series are designed to provide diversification across major asset classes through investments in the Underlying Funds and other investments as described in the Fund Summaries.

Set forth below is each Fund's target allocation for its underlying investments. Actual allocation may vary over short periods; however, the strategy should generally approximate the target allocation.

                                         Moderately                Moderately
Underlying                  Aggressive   Aggressive   Moderate   Conservative   Conservative
Investments                       Fund         Fund       Fund           Fund           Fund
---------------------------------------------------------------------------------------------
U.S. STOCKS:
---------------------------------------------------------------------------------------------
Nationwide S&P 500 Index            40%          35%        30%            20%            10%
---------------------------------------------------------------------------------------------
Nationwide Mid Cap
Market Index Fund                   15%          15%        10%            10%             5%
---------------------------------------------------------------------------------------------
Nationwide Small Cap
Index Fund                          10%           5%         5%             0%             0%
---------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS:
Nationwide International
Index Fund                          30%          25%        15%            10%             5%
---------------------------------------------------------------------------------------------
BONDS:
---------------------------------------------------------------------------------------------
Nationwide Bond
Index Fund                           5%          15%        25%            35%            35%
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS:
Gartmore Morley Enhanced
Income Fund                          0%         2.5%       7.5%          12.5%          22.5%
---------------------------------------------------------------------------------------------
Gartmore Money Market Fund           0%           0%         0%             0%             0%
---------------------------------------------------------------------------------------------
Nationwide Contract                  0%         2.5%       7.5%          12.5%          22.5%
=============================================================================================
TOTAL ALLOCATION                   100%         100%       100%           100%           100%


ASSET CLASSES AND UNDERLYING  INVESTMENTS OF THE FUNDS

The asset classes present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in an asset class. Please refer to "Risks of the Underlying Investments" on page 5, for a discussion of some of these risks. Additional information about the asset classes, investment strategies and the risks of the Funds, as well as the investment techniques of the Underlying Funds, is included above and in the Statement of Additional Information (SAI). To obtain a copy of the SAI, see the back cover of the prospectus.

An investor generally could invest in an Underlying Fund directly. Because an investor is investing indirectly through the Investor Destinations Series, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees) as well as the expenses of the Fund. The Underlying Funds, Gartmore Money Market Fund and Gartmore Morley Enhanced Income Fund will not charge any sales load when selling shares to the Funds. There is also no sales charge on the Nationwide Contract.

The following is a description of the underlying investments for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix.

MORE ABOUT THE FUNDS


================================================================================


U.S. STOCKS - LARGE CAP STOCKS

The Funds will invest in the NATIONWIDE S&P 500 INDEX FUND (THE S&P 500 INDEX
FUND). The S&P 500 Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index(1). The S&P 500 is a market-weighted index composed of 500 selected common stocks chosen by Standard & Poor's (S&P) based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The S&P 500 Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500. Under normal conditions, the S&P 500 Index Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500.

The S&P 500 Index Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the S&P 500 Fund seeks to invest in assets whose performance matches the performance of the S&P 500, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The S&P 500 Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Fund may also engage in securities lending.

The Funds may also invest in other large cap index funds which seek to match the performance of the S&P 500.

---------------
1 "Standard & Poor's", "S&P", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the SAI.

U.S. STOCKS - MID CAP STOCKS

The Funds may invest in the NATIONWIDE MID CAP MARKET INDEX FUND (THE MID CAP MARKET INDEX FUND). The Mid Cap Market Index Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index (S&P 400) as closely as possible before the deduction of Fund expenses. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Mid Cap Market Index Fund invests in the common stocks in the S&P 400 in roughly the same proportions as their weightings in the S&P 400 and in derivative instruments linked to the S&P 400. The Mid Cap Market Index Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Mid Cap Market Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Mid Cap Market Index Fund seeks to invest in assets whose performance matches the performance of the S&P 400, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Mid Cap Market Index Fund may also engage in securities lending.

The Funds may also invest in other mid cap index funds which seek to match the performance of the S&P 400.

MORE ABOUT THE FUNDS


================================================================================


U.S. STOCKS - SMALL CAP STOCKS

The Funds may invest in the NATIONWIDE SMALL CAP INDEX FUND (THE SMALL CAP INDEX
FUND). The Small Cap Index Fund seeks to match the performance of the Russell 2000 Index (Russell 2000) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses. The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Small Cap Index Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Small Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Small Cap Index Fund seeks to invest in assets whose performance matches the performance of the Russell 2000, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Small Cap Index Fund may also engage in securities lending.

The Funds may also invest in other small cap index funds which seek to match the performance of the Russell 2000.

INTERNATIONAL STOCKS

The Funds may invest in the NATIONWIDE INTERNATIONAL INDEX FUND (THE INTERNATIONAL INDEX FUND). The International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE Index) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE index is based on the market capitalization of each of the countries in the index.

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The International Index Fund does not necessarily invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The International Index Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the International Fund seeks to invest in assets whose performance matches the performance of the EAFE Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The International Index Fund may also engage in securities lending.
The Funds may also invest in other international index funds which seek to match the performance of the EAFE Index.

BONDS

The Funds may invest in the NATIONWIDE BOND INDEX FUND (BOND INDEX FUND). The Bond Index Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Bond Index (Aggregate Bond Index) as closely as possible before the deduction of Bond Index Fund expenses. The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds of different types.

The Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Bond Index Fund does not necessarily invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Bond Index Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. government and foreign governments and their agencies, and bonds issued by the U.S. or foreign companies, among others. Because the Bond Index Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Bond Index Fund may also engage in securities lending.

The Funds may also invest in other bond index funds which seek to match the performance of the Aggregate Bond Index.

MORE ABOUT THE FUNDS


================================================================================


SHORT-TERM INVESTMENTS

EACH FUND (OTHER THAN THE AGGRESSIVE FUND) MAY INVEST IN THE FOLLOWING SHORT-TERM INVESTMENTS:

GARTMORE MORLEY ENHANCED INCOME FUND (ENHANCED INCOME FUND). The Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value. To achieve its objective, under normal market conditions, the Enhanced Income Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Enhanced Income Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Enhanced Income Fund invests pay interest on either a fixed-rate or variable-rate basis. The Enhanced Income Fund will be managed so that its duration will not exceed two years. The Enhanced Income Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value.

Depending on market conditions, the Enhanced Income Fund may also enter into book value maintenance agreements (wrap contracts) with one or more highly rated financial institutions for the purpose of maintaining some of the Enhanced Income Fund's assets at a stable book value.

When selecting securities for the Fund, the Enhanced Income Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Enhanced Income Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund. A security may also be sold to take advantage of more favorable opportunities.

The Enhanced Income Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the use of derivatives, including the potential availability and use of wrap contracts, to hedge will enable the Enhanced Income Fund to meet its investment objective of limited fluctuation of the Enhanced Income Fund's net asset value, although there can be no guarantee that the Fund will meet its objectives.

GARTMORE MONEY MARKET FUND. The Gartmore Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in .S. dollars and are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, are of comparable quality. The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. Typically, the Fund's dollar-weighted average maturity will be 90 days or less.

The Gartmore Money Market Fund invests in securities which its portfolio manager believes to have the best return potential. Because the Gartmore Money Market Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs to maintain target allocations and to take advantage of more favorable opportunities.

THE NATIONWIDE CONTRACT. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. The fixed interest rate must be at least 3.50% per annum, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds holding a contract will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

TEMPORARY INVESTMENTS

Generally each of the Underlying Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if an Underlying Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, an Underlying Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Underlying Fund may invest directly; and (5) subject to to regulatory limits, shares of other investment companies (which may include affiliates of the Underlying Fund) that invest in securities in which the Underlying Fund may invest. Should this occur, an Underlying Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT


================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and advises mutual funds. As of December 31, 2002, GMF and its U.S. affiliates had approximately $30.3 billion in assets under management of which $14.7 billion was managed by GMF.

GMF allocates each Fund's assets among the underlying investments as described above. Once assets are invested, GMF monitors these allocations and the assumptions upon which they were made. GMF also monitors market conditions and other factors that could influence these allocations.

The annual management fee paid by each Fund for the fiscal year ended October 31, 2002, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, was as follows:

Fund                                          Fee
-------------------------------------------------
The Aggressive Fund                         0.13%
-------------------------------------------------
The Moderately Aggressive Fund              0.13%
-------------------------------------------------
The Moderate Fund                           0.13%
-------------------------------------------------
The Moderately Conservative Fund            0.13%
-------------------------------------------------
The Conservative Fund                       0.13%

Each Fund, as a shareholder of the underlying investments, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying investments. GMF believes, and the Board of Trustees has determined, that the management fees paid by the Funds are for services that are in addition to-not duplicative of-the services provided to the underlying investments. These services include the asset allocation and monitoring functions provided by GMF.

Each Fund is managed by a team of portfolio managers and research analysts from GMF.

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. The Class A, Class B and Class C shares are available to all investors; Service Class shares are available to a limited group of institutional investors.

The following sales charges will generally apply:

Front-end sales charge when you purchase:
     Class A shares
     Class C shares

Contingent Deferred Sales Charge (CDSC)(1)
     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Service Class shares

Sales charges are paid to the Funds' distributor Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C, and Service Class shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A and Service Class shares.

If you want lower annual fund expenses, Class A shares (and Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay an front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $250,000 or more for Class B shares and $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares. Service Class shares are currently offered to tax deferred retirement plans either directly or through a group annuity contract.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                               Class B shares                             Class C shares
---------------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a portion  No front-end sales charge, so your full    Front-end sales charge means that a
of your initial investment goes toward the   investment immediately goes toward         portion of your initial investment goes
sales charge, and is not invested            buying shares                              toward the sales charge and is not
                                                                                        invested.  Front-end sales charge on
                                                                                        Class C is lower than Class A
---------------------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the sales          No reductions of the CDSC available,       Like Class B shares, no reductions of the
charge available                             but waivers available                      CDSC are available, but waivers are
                                                                                        available
---------------------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B and              Higher distribution and service fees       Higher distribution and service
Class C shares mean higher                   than Class A shares mean higher            fees than Class A shares mean higher
dividends per share                          fund expenses and lower dividends          fund expenses and lower dividends
                                             per share                                  per share
---------------------------------------------------------------------------------------------------------------------------------
Conversion features are not applicable       After seven years, Class B shares          Unlike Class B shares, Class C shares do
                                             convert into Class A shares, which         not automatically convert into another
                                             reduces your future fund expenses          class
---------------------------------------------------------------------------------------------------------------------------------
No sales charge when shares are sold         CDSC if shares are sold within six years:  CDSC of 1% is applicable if shares are
back to the Fund (1)                         5% in the first year, 4% in the second,    sold in the first year after purchase
                                             3% in the third and fourth years, 2% in
                                             the fifth, and 1% in the sixth year
---------------------------------------------------------------------------------------------------------------------------------
No maximum investment limit                  Investments of $250,000 or more may        Investments of $1,000,000 or more
                                             be rejected (2)                            may be rejected (3)

---------------
1   A CDSC of up to 0.15% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

2   This limit was calculated based on a seven year holding period.

3   This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


BUYING SHARES

PURCHASE PRICE The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charges. A separate NAV is calculated for each class of shares of a Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class of shares is determined by dividing the total market value of the securities owned by a Fund allocated to such class, less liabilities allocated to such class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSA") as the Fund's administrator, or its agent, determines that a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's or an Underlying Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

MINIMUM INVESTMENTS - CLASS A, CLASS B AND CLASS C SHARES

To open an account (per Fund)                             $ 2,000
-----------------------------------------------------------------
To open an IRA account (per Fund)                         $ 1,000
-----------------------------------------------------------------
Additional investments (Per Fund)                         $   100
-----------------------------------------------------------------
To start an Automatic Asset Accumulation Plan             $ 1,000
-----------------------------------------------------------------
Additional Automatic Asset Accumulation Plan transaction  $    50
-----------------------------------------------------------------
MINIMUM INVESTMENTS - SERVICE CLASS SHARES
To open an account                                        $25,000
-----------------------------------------------------------------
Additional investments                                       None
-----------------------------------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

CLASS A AND CLASS C FRONT-END SALES CHARGES

CLASS A SHARES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

                                               Dealer
                          Sales Charge       Commision
                              as a             as a
                          percentage of    percentage of
                      --------------------
                      Offering    Amount     Offering
Amount of purchase      Price    Invested      Price
-------------------------------------------------------

Less than $50,000         5.75%      6.10%      5.00%
-------------------------------------------------------
50,000 to $99,999        4.75       4.99       4.00
-------------------------------------------------------
100,000 to $249,999      3.50       3.63       3.00
-------------------------------------------------------
250,000 to $499,999      2.50       2.56       2.00
-------------------------------------------------------
500,000 to $999,999      2.00       2.04       1.75
-------------------------------------------------------
1 million or more        None       None       None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more Gartmore Funds (including the Funds) at one time, or you can utilize the Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts as described below. However, unless you are otherwise eligible to purchase Class A sdhares without a sales charge, you will pay a CDSC of up to 0.15% if you

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BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


redeem any Class A share sol without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Cointingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchase, the Distributor may pay dealers a finder's fee of up to 0.15% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee pay by the Distributor to the selling dealer.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The table above shows how the
     ---------------------------------------------
     sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
     -----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.

-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     -----------------------------
     Funds Class A shares you already own (except the Gartmore Money Market
     Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of the Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month period
     --------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.

- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.

- Any person who pays for the shares with the proceeds of one of the following:

     -    Sales of non-Gartmore mutual fund shares

     - Sales of Class D shares of a Gartmore Fund if the new Fund purchased does not have Class D shares and Class A shares of a Fund are purchased instead

          To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Code.

- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).

- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF and GSA and their affiliates.

- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperatives, Inc.

Additional investors eligible for sales charge waivers may be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the automated voice-response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be placed at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-80,0-848-4920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

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BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and depending on circumstances, a signature guarantee.

You can sell or, in other words, redeem, your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Funds receive your properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if any emergency exists (as determined by the Securities and Exchange Commission).

SIGNATURE GUARANTEE - CLASS A,  CLASS B, AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                 1       2       3       4       5       6   7 years
Sale within   year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                    $1 million to   $4 million to   $25 million
Amount of Purchase     $3,999,999     $24,999,999       or more
----------------------------------------------------------------
Amount of CDSC               0.15%           0.10%         0.05%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the

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BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


Distributor will first sell any shares in your account not subject to a CDSC.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will waive the CDSC if the Class B or Class C shares are sold following the death or disability of the shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawal from IRA account after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature Guarantee - Class A, Class B and Class C Shares" above. Eligible entities wishing to sell Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the automated voice-response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and a Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes Selling Fund Shares" on page 26.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore at 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers or other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed

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BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods, as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES - CLASS A,  CLASS B AND CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits each class of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Class             As a % of daily net assets
-----------------------------------------------------
Class A shares    0.25% (distribution or service fee)
-----------------------------------------------------
Class B shares    1.00% (0.25% service fee)
-----------------------------------------------------
Class C shares    1.00% (0.25% service fee)
-----------------------------------------------------
Service shares    0.25% (distribution or service fee)

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund or any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Service Class shares.

Generally, there is no sales charge for exchanges of Class B, Class C or Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund (including a Fund) and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information). If you exchange Prime Shares of the Gartmore Money Market Fund ("Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B and Class C shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they

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BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class
A) shares, the time you held the Class B or Class C (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes - Exchanging Fund Shares" on page 26.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 21 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-637-0012 or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of a Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore
U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):


Fund                                                Exchange Fee
-----------------------------------------------------------------
Gartmore Emerging Markets Fund                              2.00%
-----------------------------------------------------------------
Gartmore International Growth Fund                          2.00%
-----------------------------------------------------------------
Gartmore International Small Cap Growth Fund                2.00%
-----------------------------------------------------------------
Gartmore Global Financial Services Fund                     2.00%
-----------------------------------------------------------------
Gartmore Global Utilities Fund                              2.00%
-----------------------------------------------------------------
Gartmore Global Health Sciences Fund                        2.00%
-----------------------------------------------------------------
Gartmore Worldwide Leaders Fund                             2.00%
-----------------------------------------------------------------
Gartmore Nationwide Leaders Fund                            2.00%
-----------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                           2.00%
-----------------------------------------------------------------
Gartmore Global Technology and Communications Fund          2.00%
-----------------------------------------------------------------
Gartmore Micro Cap Equity Fund                              1.50%
-----------------------------------------------------------------
Gartmore Mid Cap Growth Fund                                1.50%
-----------------------------------------------------------------
Gartmore Millennium Growth Fund                             1.50%
-----------------------------------------------------------------
Gartmore Value Opportunities Fund                           1.50%
-----------------------------------------------------------------
Nationwide Small Cap Fund                                   1.50%

The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES


================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of securities over any losses from sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as such no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%. The tax status of capital gains distributed to you during the year will be reported on a Form 1099. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds.

When withholding is required, the amount will be 30% for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding of estate tax and are subject to special U.S. tax certification requirements.
CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights tables are intended to help you understand each Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the period ended October 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request. All other information reported has been audited by other auditors.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND


                                                    INVESTMENT ACTIVITIES                     DISTRIBUTIONS
                                            --------------------------------------  -------------------------------------
                                                             NET
                                                           REALIZED
                                   NET                       AND                                                             NET
                                  ASSET                   UNREALIZED                                                        ASSET
                                  VALUE,        NET         GAINS         TOTAL                                            VALUE,
                                BEGINNING   INVESTMENT     (LOSSES)       FROM          NET       RETURN                     END
                                    OF        INCOME          ON       INVESTMENT   INVESTMENT      OF         TOTAL         OF
                                  PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     CAPITAL   DISTRIBUTIONS   PERIOD
------------------------------  ----------  -----------  ------------  -----------  -----------  --------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000
  (d)                           $    10.00        0.02         (0.65)       (0.63)           -         -               -   $  9.37
Year Ended October 31, 2001     $     9.37        0.09         (2.01)       (1.92)       (0.07)    (0.02)          (0.09)  $  7.36
Year Ended October 31, 2002     $     7.36        0.07         (1.00)       (0.93)       (0.07)        -           (0.07)  $  6.36

CLASS B SHARES
Period Ended October 31, 2000
  (d) (e)                       $    10.00       (0.02)        (0.65)       (0.67)           -         -               -   $  9.33
Year Ended October 31, 2001     $     9.33        0.04         (2.00)       (1.96)       (0.05)    (0.01)          (0.06)  $  7.31
Year Ended October 31, 2002     $     7.31        0.02         (0.99)       (0.97)       (0.02)        -           (0.02)  $  6.32

CLASS C SHARES
Period Ended October 31, 2001
  (f)                           $     8.44       (0.03)        (1.05)       (1.08)           -         -               -   $  7.36
Year Ended October 31, 2002     $     7.36           -         (1.04)       (1.04)           -         -               -   $  6.32

SERVICE CLASS SHARES
Period Ended October 31, 2000
  (d) (e)                       $    10.00       (0.01)        (0.62)       (0.63)           -         -               -   $  9.37
Year Ended October 31, 2001     $     9.37        0.10         (2.01)       (1.91)       (0.08)    (0.02)          (0.10)  $  7.36
Year Ended October 31, 2002     $     7.36        0.07         (0.99)       (0.92)       (0.07)        -           (0.07)  $  6.37


                                                                        RATIOS / SUPPLEMENTAL DATA
                                              -------------------------------------------------------------------------------
                                                                                                     RATIO
                                                                                                       OF
                                                                                                      NET
                                                                        RATIO        RATIO         INVESTMENT
                                                NET                      OF           OF            INCOME
                                               ASSETS                    NET       EXPENSES          (LOSS)
                                                 AT                  INVESTMENT    (PRIOR TO       (PRIOR TO
                                                END        RATIO       INCOME      REIMBURSE       REIMBURSE
                                                 OF         OF         (LOSS)       MENTS)           MENTS)
                                               PERIOD    EXPENSES        TO       TO AVERAGE       TO AVERAGE
                                   TOTAL       (000S)   TO AVERAGE     AVERAGE        NET             NET          PORTFOLIO
                                   RETURN                   NET          NET        ASSETS           ASSETS         TURNOVER
                                    (a)                   ASSETS       ASSETS         (b)             (b)             (b)
------------------------------  ------------  --------  -----------  -----------  -----------  ------------------  ----------
CLASS A SHARES
Period Ended October 31, 2000
  (d)                            (6.30%) (g)  $      9    0.71% (h)    0.34% (h)  394.30% (h)       (393.25%) (h)     253.64%
Year Ended October 31, 2001     (20.53%)      $      7    0.71%        1.09%        3.71%             (1.91%)         190.23%
Year Ended October 31, 2002     (12.67%)      $    247    0.50%        1.42%        0.50%              1.42%           26.33%

CLASS B SHARES
Period Ended October 31, 2000
  (d) (e)                        (6.70%) (g)  $      9    1.31% (h)  (0.28%) (h)  393.40% (h)       (392.37%) (h)     253.64%
Year Ended October 31, 2001     (21.12%)      $      7    1.31%       0.50%         4.47%             (2.66%)         190.23%
Year Ended October 31, 2002     (13.30%)      $     48        1.24%   0.04%         1.27%              0.01%           26.33%

CLASS C SHARES
Period Ended October 31, 2001
  (f)                           (12.80%) (g)  $      -    1.31% (h)  (0.62%) (h)  125.82% (h)       (125.13%) (h)     190.23%
Year Ended October 31, 2002    (13.30%)       $     48    1.24%      (0.96%)        1.48%             (1.20%)          26.33%

SERVICE CLASS SHARES
Period Ended October 31, 2000
  (d) (e)                        (6.30%) (g)  $  1,410    0.61% (h)  (0.11%) (h)   56.64% (h)        (56.14%) (h)     253.64%
Year Ended October 31, 2001     (20.55%)      $ 26,663    0.61%       0.38%         1.62%             (0.63%)         190.23%
Year Ended October 31, 2002     (12.64%)      $ 54,923    0.61%       0.91%         0.67%              0.85%           26.33%

-------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not annualized.
(h)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND


                                                          INVESTMENT ACTIVITIES                   DISTRIBUTIONS
                                                   --------------------------------------  ---------------------------
                                                                    NET
                                                                  REALIZED
                                          NET                       AND                                                   NET
                                         ASSET                   UNREALIZED                                              ASSET
                                         VALUE,        NET         GAINS         TOTAL                                  VALUE,
                                       BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                        END
                                           OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL         OF
                                         PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES      INCOME    DISTRIBUTIONS   PERIOD
-------------------------------------  ----------  -----------  ------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d)      $    10.00        0.06         (0.47)       (0.41)           -               -   $  9.59
Year Ended October 31, 2001            $     9.59        0.17         (1.71)       (1.54)       (0.13)          (0.13)  $  7.92
Year Ended October 31, 2002            $     7.92        0.10         (0.87)       (0.77)       (0.11)          (0.11)  $  7.04

CLASS B SHARES
Period Ended October 31, 2000 (d)      $    10.00        0.03         (0.47)       (0.44)           -               -   $  9.56
Year Ended October 31, 2001            $     9.56        0.12         (1.71)       (1.59)       (0.09)          (0.09)  $  7.88
Year Ended October 31, 2002            $     7.88        0.06         (0.88)       (0.82)       (0.07)          (0.07)  $  6.99

CLASS C SHARES
Period Ended October 31, 2001 (f)      $     8.83       (0.04)        (0.88)       (0.92)           -               -   $  7.91
Year Ended October 31, 2002            $     7.91           -         (0.91)       (0.91)           -               -   $  7.00

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.07         (0.47)       (0.40)       (0.01)          (0.01)  $  9.59
Year Ended October 31, 2001            $     9.59        0.15         (1.67)       (1.52)       (0.16)          (0.16)  $  7.91
Year Ended October 31, 2002            $     7.91        0.11         (0.88)       (0.77)       (0.11)          (0.11)  $  7.03


                                                                          RATIOS / SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------
                                                                                                        RATIO
                                                                                                         OF
                                                                                                         NET
                                                                                          RATIO      INVESTMENT
                                                                                           OF          INCOME
                                                                             RATIO      EXPENSES       (LOSS)
                                                                              OF         (PRIOR        (PRIOR
                                                                              NET          TO            TO
                                                       NET       RATIO    INVESTMENT    REIMBURSE-   REIMBURSE
                                                      ASSETS      OF        INCOME       MENTS)        MENTS)
                                                        AT     EXPENSES     (LOSS)         TO            TO
                                                       END        TO          TO         AVERAGE       AVERAGE
                                          TOTAL         OF      AVERAGE     AVERAGE        NET           NET       PORTFOLIO
                                          RETURN      PERIOD      NET         NET        ASSETS        ASSETS       TURNOVER
                                           (a)        (000S)    ASSETS      ASSETS         (b)           (b)          (c)
-------------------------------------  ------------  --------  ---------  -----------  -----------  -------------  ----------
CLASS A SHARES
Period Ended October 31, 2000 (d)       (4.08%) (g)  $     10  0.71% (h)    1.10% (h)  396.10% (h)  (394.29%) (h)     270.89%
Year Ended October 31, 2001            (16.16%)      $      8  0.71%        1.44%        3.28%        (1.13%)         226.13%
Year Ended October 31, 2002             (9.78%)      $  1,072  0.49%        1.69%        0.49%         1.69%           28.41%

CLASS B SHARES
Period Ended October 31, 2000 (d)       (4.40%) (g)  $     10  1.31% (h)    0.49% (h)  397.48% (h)  (395.68%) (h)     270.89%
Year Ended October 31, 2001            (16.75%)      $      8  1.31%        1.32%        4.04%        (1.41%)         226.13%
Year Ended October 31, 2002            (10.46%)      $    130  1.25%        1.39%        1.26%         1.38%           28.41%

CLASS C SHARES
Period Ended October 31, 2001 (f)      (10.42%) (g)  $      -  1.31% (h)  (0.68%) (h)  124.67% (h)  (124.04%) (h)     226.13%
Year Ended October 31, 2002            (10.33%)      $     15  1.25%      (0.21%)        3.34%        (2.30%)          28.41%

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)   (4.04%) (g)  $    998  0.61% (h)    1.23% (h)   66.76% (h)   (64.92%) (h)     270.89%
Year Ended October 31, 2001            (16.05%)      $ 36,670  0.61%        1.15%        1.44%         0.32%          226.13%
Year Ended October 31, 2002            (9.88%)       $ 90,512  0.61%        1.46%        0.65%         1.42%           28.41%

-------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not annualized.
(h)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE INVESTOR DESTINATIONS MODERATE FUND

                                                           INVESTMENT ACTIVITIES                  DISTRIBUTIONS
                                                   --------------------------------------  ---------------------------
                                                                    NET
                                                                  REALIZED
                                          NET                       AND                                                   NET
                                         ASSET                   UNREALIZED                                              ASSET
                                         VALUE,        NET         GAINS         TOTAL                                  VALUE,
                                       BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                        END
                                           OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL         OF
                                         PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
-------------------------------------  ----------  -----------  ------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.11         (0.23)       (0.12)       (0.07)          (0.07)  $  9.81
Year Ended October 31, 2001 (e)        $     9.81        0.22         (1.23)       (1.01)       (0.16)          (0.16)  $  8.64
Year Ended October 31, 2002            $     8.64        0.17         (0.69)       (0.52)       (0.18)          (0.18)  $  7.94

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.08         (0.24)       (0.16)       (0.03)          (0.03)  $  9.81
Year Ended October 31, 2001            $     9.81        0.19         (1.25)       (1.06)       (0.11)          (0.11)  $  8.64
Year Ended October 31, 2002            $     8.64        0.11         (0.71)       (0.60)       (0.12)          (0.12)  $  7.92

CLASS C SHARES
Period Ended October 31, 2001 (f)      $     9.32       (0.04)        (0.62)       (0.66)           -               -   $  8.66
Year Ended October 31, 2002            $     8.66        0.04         (0.75)       (0.71)       (0.05)          (0.05)  $  7.90

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.11         (0.22)       (0.11)       (0.07)          (0.07)  $  9.82
Year Ended October 31, 2001            $     9.82        0.19         (1.19)       (1.00)       (0.19)          (0.19)  $  8.63
Year Ended October 31, 2002            $     8.63        0.17         (0.71)       (0.54)       (0.17)          (0.17)  $  7.92


                                                                          RATIOS / SUPPLEMENTAL DATA
                                                    -------------------------------------------------------------------------
                                                                                                        RATIO
                                                                                                         OF
                                                                                                         NET
                                                                                          RATIO      INVESTMENT
                                                                                           OF          INCOME
                                                                             RATIO      EXPENSES       (LOSS)
                                                                              OF         (PRIOR        (PRIOR
                                                                              NET          TO            TO
                                                       NET       RATIO    INVESTMENT    REIMBURSE     REIMBURSE
                                                     ASSETS       OF        INCOME       MENTS)        MENTS)
                                                       AT      EXPENSES     (LOSS)         TO            TO
                                                       END        TO          TO         AVERAGE       AVERAGE
                                          TOTAL        OF       AVERAGE     AVERAGE        NET           NET       PORTFOLIO
                                         RETURN      PERIOD       NET         NET        ASSETS        ASSETS       TURNOVER
                                           (a)       (000S)     ASSETS      ASSETS         (b)           (b)          (c)
-------------------------------------  -----------  ---------  ---------  -----------  -----------  -------------  ----------
CLASS A SHARES
Period Ended October 31, 2000 (d) (e)  (1.21%) (g)  $      10  0.71% (h)    1.97% (h)  392.91% (h)  (390.23%) (h)     366.93%
Year Ended October 31, 2001 (e)       (10.41%)      $       9  0.71%        2.40%        2.39%          0.72%         258.23%
Year Ended October 31, 2002            (6.12%)      $   1,186  0.48%        2.37%        0.48%          2.37%          34.36%

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  (1.61%) (g)  $      10  1.31% (h)    1.35% (h)  393.51% (h)  (390.85%) (h)     366.93%
Year Ended October 31, 2001           (10.84%)      $       9  1.31%        2.11%        4.08%        (0.66%)         258.23%
Year Ended October 31, 2002            (6.96%)      $     161  1.23%        1.33%        1.24%          1.32%          34.36%

CLASS C SHARES
Period Ended October 31, 2001 (f)      (7.08%) (g)  $       -  1.31% (h)  (0.67%) (h)  123.09% (h)  (122.45%) (h)     258.23%
Year Ended October 31, 2002            (7.13%)      $     416  1.23%        1.89%        1.29%          1.83%          34.36%

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  (1.10%) (g)  $     871  0.61% (h)    2.04% (h)  114.83% (h)  (112.80%) (h)     366.93%
Year Ended October 31, 2001           (10.26%)      $  58,228  0.61%        2.06%        0.97%          1.70%         258.23%
Year Ended October 31, 2002            (6.35%)      $ 123,963  0.61%        2.13%        0.65%          2.09%          34.36%

-------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not annualized.
(h)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================



GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

                                                           INVESTMENT ACTIVITIES                 DISTRIBUTIONS
                                                   --------------------------------------  ---------------------------
                                                                    NET
                                                                  REALIZED
                                          NET                       AND                                                   NET
                                         ASSET                   UNREALIZED                                              ASSET
                                         VALUE,        NET         GAINS         TOTAL                                  VALUE,
                                       BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                        END
                                           OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL         OF
                                         PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
-------------------------------------  ----------  -----------  ------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.18         (0.17)        0.01        (0.12)          (0.12)  $  9.89
Year Ended October 31, 2001 (e)        $     9.89        0.35         (0.75)       (0.40)       (0.30)          (0.30)  $  9.19
Year Ended October 31, 2002 (e)        $     9.19        0.26         (0.49)       (0.23)       (0.25)          (0.25)  $  8.71

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.14         (0.17)       (0.03)       (0.08)          (0.08)  $  9.89
Year Ended October 31, 2001            $     9.89        0.29         (0.75)       (0.46)       (0.23)          (0.23)  $  9.20
Year Ended October 31, 2002 (e)        $     9.20        0.20         (0.49)       (0.29)       (0.19)          (0.19)  $  8.72

CLASS C SHARES
Period Ended October 31, 2001 (f)      $     9.64       (0.04)        (0.38)       (0.42)           -               -   $  9.22
Year Ended October 31, 2002            $     9.22           -         (0.44)       (0.44)       (0.06)          (0.06)  $  8.72

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.16         (0.14)        0.02        (0.12)          (0.12)  $  9.90
Year Ended October 31, 2001            $     9.90        0.31         (0.70)       (0.39)       (0.31)          (0.31)  $  9.20
Year Ended October 31, 2002 (e)        $     9.20        0.26         (0.50)       (0.24)       (0.24)          (0.24)  $  8.72


                                                                          RATIOS / SUPPLEMENTAL DATA
                                                    ------------------------------------------------------------------------
                                                                                                       RATIO
                                                                                                        OF
                                                                                                        NET
                                                                                         RATIO      INVESTMENT
                                                                                          OF          INCOME
                                                                            RATIO      EXPENSES       (LOSS)
                                                                             OF         (PRIOR        (PRIOR
                                                                             NET          TO            TO
                                                      NET       RATIO    INVESTMENT    REIMBURSE     REIMBURSE
                                                     ASSETS      OF        INCOME       MENTS)        MENTS)
                                                       AT     EXPENSES     (LOSS)         TO            TO
                                                      END        TO          TO         AVERAGE       AVERAGE
                                          TOTAL        OF      AVERAGE     AVERAGE        NET           NET       PORTFOLIO
                                         RETURN      PERIOD      NET         NET        ASSETS        ASSETS       TURNOVER
                                           (a)       (000S)    ASSETS      ASSETS         (b)           (b)          (c)
-------------------------------------  -----------  --------  ---------  -----------  -----------  -------------  ----------
CLASS A SHARES
Period Ended October 31, 2000 (d) (e)    0.10% (g)  $     10  0.71% (h)    3.02% (h)  438.49% (h)  (434.76%) (h)     425.17%
Year Ended October 31, 2001 (e)        (4.06%)      $     10  0.71%        3.66%        3.81%          0.56%         235.84%
Year Ended October 31, 2002 (e)        (2.60%)      $    898  0.50%        2.99%        0.51%          2.98%          49.00%

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  (0.26%) (g)  $     10  1.31% (h)    2.44% (h)  439.61% (h)  (435.86%) (h)     425.17%
Year Ended October 31, 2001            (4.67%)      $     10  1.31%        3.14%        4.52%        (0.07%)         235.84%
Year Ended October 31, 2002 (e)        (3.22%)      $     83  1.27%        2.24%        1.29%          2.22%          49.00%

CLASS C SHARES
Period Ended October 31, 2001 (f)      (4.36%) (g)  $      -  1.31% (h)  (0.79%) (h)  122.29% (h)  (121.77%) (h)     235.84%
Year Ended October 31, 2002            (3.14%)      $     88  1.27%        2.48%        1.33%          2.42%          49.00%

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)    0.18% (g)  $  2,231  0.61% (h)    2.85% (h)   32.84% (h)   (29.38%) (h)     425.17%
Year Ended October 31, 2001             (3.99%)     $ 14,772  0.61%        3.34%        2.50%          1.45%         235.84%
Year Ended October 31, 2002 (e)         (2.70%)     $ 36,927  0.61%        2.82%        0.69%          2.74%          49.00%

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not annualized.
(h)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================



GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND

                                                            INVESTMENT ACTIVITIES                DISTRIBUTIONS
                                                   --------------------------------------  ---------------------------
                                                                    NET
                                                                  REALIZED
                                          NET                       AND                                                   NET
                                         ASSET                   UNREALIZED                                              ASSET
                                         VALUE,        NET         GAINS         TOTAL                                  VALUE,
                                       BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                        END
                                           OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL         OF
                                         PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
-------------------------------------  ----------  -----------  ------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.23         (0.08)        0.15        (0.16)          (0.16)  $  9.99
Year Ended October 31, 2001            $     9.99        0.45         (0.28)        0.17        (0.38)          (0.38)  $  9.78
Year Ended October 31, 2002            $     9.78        0.28         (0.24)        0.04        (0.31)          (0.31)  $  9.51

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.19         (0.08)        0.11        (0.12)          (0.12)  $  9.99
Year Ended October 31, 2001            $     9.99        0.38         (0.28)        0.10        (0.30)          (0.30)  $  9.79
Year Ended October 31, 2002            $     9.79        0.24         (0.25)       (0.01)       (0.25)          (0.25)  $  9.53

CLASS C SHARES
Period Ended October 31, 2001 (f)      $     9.97       (0.05)        (0.13)       (0.18)           -               -   $  9.79
Year Ended October 31, 2002            $     9.79        0.05         (0.25)       (0.20)       (0.08)          (0.08)  $  9.51

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.24         (0.09)        0.15        (0.15)          (0.15)  $ 10.00
Year Ended October 31, 2001            $    10.00        0.41         (0.24)        0.17        (0.38)          (0.38)  $  9.79
Year Ended October 31, 2002            $     9.79        0.31         (0.26)        0.05        (0.31)          (0.31)  $  9.53


                                                                              RATIOS / SUPPLEMENTAL DATA
                                                    ------------------------------------------------------------------------------
                                                                                                            RATIO
                                                                                                             OF
                                                                                                             NET
                                                                                           RATIO         INVESTMENT
                                                                            RATIO           OF             INCOME
                                                                             OF          EXPENSES          (LOSS)
                                                                             NET          (PRIOR           (PRIOR
                                                      NET       RATIO    INVESTMENT         TO               TO
                                                     ASSETS      OF        INCOME     REIMBURSEMENTS)  REIMBURSEMENTS)
                                                       AT     EXPENSES     (LOSS)           TO               TO
                                                      END        TO          TO           AVERAGE          AVERAGE
                                          TOTAL        OF      AVERAGE     AVERAGE          NET              NET        PORTFOLIO
                                         RETURN      PERIOD      NET         NET          ASSETS           ASSETS        TURNOVER
                                           (a)       (000S)    ASSETS      ASSETS           (b)              (b)           (c)
-------------------------------------  -----------  --------  ---------  -----------  ---------------  ---------------  ----------
CLASS A SHARES
Period Ended October 31, 2000 (d) (e)    1.49% (g)  $     10  0.71% (h)    3.86% (h)      441.97% (h)    (437.40%) (h)     449.16%
Year Ended October 31, 2001              1.71%      $     10  0.71%        4.45%            6.91%          (1.75%)         176.59%
Year Ended October 31, 2002              0.45%      $    802  0.50%        3.62%            0.50%            3.62%          46.89%

CLASS B SHARES
Period Ended October 31, 2000 (d) (e)    1.12% (g)  $     10  1.31% (h)    3.26% (h)      443.13% (h)    (438.56%) (h)     449.16%
Year Ended October 31, 2001              1.04%      $     10  1.31%        3.82%            7.70%          (2.57%)         176.59%
Year Ended October 31, 2002             (0.15%)     $     75  1.27%        2.77%            1.33%            2.71%          46.89%

CLASS C SHARES
Period Ended October 31, 2001 (f)      (1.81%) (g)  $      -  1.31% (h)  (0.90%) (h)      121.18% (h)    (120.77%) (h)     176.59%
Year Ended October 31, 2002            (0.21%)      $    400  1.27%        2.75%            1.29%            2.73%          46.89%

SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)    1.57% (g)  $    492  0.61% (h)    4.32% (h)      154.74% (h)    (149.81%) (h)     449.16%
Year Ended October 31, 2001              1.75%      $ 11,459  0.61%        4.17%            2.58%            2.20%         176.59%
Year Ended October 31, 2002              0.48%      $ 28,253  0.61%        3.49%            0.72%            3.38%          46.89%

-------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not annualized.
(h)  Annualized.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:
INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any  documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495




GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------

GARTMORE MUTUAL FUNDS         MARCH 1, 2003

                              As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.



- Nationwide(R) S&P 500 Index Fund
- Nationwide(R) Mid Cap Market Index Fund
- Nationwide(R) Small Cap Index Fund
- Nationwide(R) International Index Fund
- Nationwide(R) Bond Index Fund

TABLE OF CONTENTS


================================================================================


FUND SUMMARIES . . . . . . . . . . . . . .           3
Nationwide S&P 500 Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide Small Cap Index Fund
Nationwide International Index Fund
Nationwide Bond Index Fund

MORE ABOUT THE FUNDS . . . . . . . . . . .          21
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . .          27
Investment Adviser
Multi-Manager Structure
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES          28
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . .          37
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares
Non-U.S. Investors

FINANCIAL HIGHLIGHTS . . . . . . . . . . .          38

ADDITIONAL INFORMATION . . . . . . . . . .  BACK COVER

FUND SUMMARIES


================================================================================


This prospectus provides information about five funds (the "Funds") offered by Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 21. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Institutional Class. In addition, the Nationwide S&P 500 Index Fund also has Local Fund, Service Class and Institutional Service Class shares. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different classes simply lets you choose the cost structure that is right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 28.

ABOUT EACH FUND GENERALLY

Each Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of that Fund's index prior to the deduction of Fund expenses. Each Fund will be substantially invested in securities in the applicable index. Each of the Funds may change its target index without shareholder approval if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust ("GMF"), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Manager Structure" for more information.

FUND SUMMARIES - NATIONWIDE S&P 500 INDEX FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Nationwide S&P 500 Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").(1) The Fund will attempt to match the performance of the S&P 500 Index as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500.

The S&P 500 is a market-weighted index composed of approximately 500 common stocks of large capitalization companies chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition. As of January 31, 2003, the market capitalization of the companies in the S&P 500 ranged from approximately $258 million to $254 billion.

The Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 500 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the


----------------
1 "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information ("SAI").


S&P 500 as a whole. The Fund may also engage in securities lending in order to generate additional income for the Fund.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

RISKS ASSOCIATED WITH INDEX FUNDS. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 500, may perform differently from the securities in the S&P 500. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. An over-the-counter

FUND SUMMARIES - NATIONWIDE S&P 500 INDEX FUND


================================================================================


derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Local Fund shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Local Fund shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.


ANNUAL RETURNS-LOCAL FUND SHARES(1) (YEARS ENDED DECEMBER 31)

1999   20.1%
2000   -9.4%
2001  -12.4%
2002  -22.5%

Best Quarter:    14.59%  4th qtr of 1999
Worst Quarter:  -17.36%  3rd qtr of 2002

---------------
1    These returns do not reflect the effect of taxes.

                                                                        One       Since
Average annual returns-as of December 31, 2002(1)                      Year    Inception(2)
===========================================================================================

Class A shares- Before Taxes(3)                                       -26.97%        -6.07%
-------------------------------------------------------------------------------------------
Class B Shares- Before Taxes(3)                                       -27.00%        -5.65%
-------------------------------------------------------------------------------------------
Class C Shares- Before Taxes(4)                                       -24.70%        -5.45%
-------------------------------------------------------------------------------------------
Service Class Shares- Before Taxes(3)                                 -22.67%        -5.03%
-------------------------------------------------------------------------------------------
Institutional Service Class Shares- Before Taxes(3)                   -22.59%        -4.87%
-------------------------------------------------------------------------------------------
Institutional Class Shares- Before Taxes(5)                           -22.37%        -4.57%
-------------------------------------------------------------------------------------------
Local Fund Shares- Before Taxes                                       -22.48%        -4.75%
-------------------------------------------------------------------------------------------
Local Fund Shares- After Taxes on Distribution                        -22.87%        -5.19%
-------------------------------------------------------------------------------------------
Local Fund Shares- After Taxes on Distribution and Sale of Shares(6)  -13.79%        -3.85%
-------------------------------------------------------------------------------------------
S&P 500(7)                                                            -22.10%        -4.03%


1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund's Local Fund Shares began operations on July 24, 1998.

3 These returns through December 29, 1999 are based on the performance of the Fund's Local Fund shares, which was achieved prior to the creation of Class A and Class B shares, and prior to the creation of Service Class and Institutional Service Class, with respect to those shares. Excluding the effects of any fee waivers or reimbursements, Local Fund shares' average annual total returns are substantially similar to what the Class A, Class B, Service Class and Institutional Service Class shares would have produced because Class A, Class B, Service Class and Institutional Service Class shares invest in the same portfolio of securities as the Local Fund shares. For Class A and Class B shares, these returns have been restated for the applicable sales charges. For, Class A, Class B, Service Class and

FUND SUMMARIES - NATIONWIDE S&P 500 INDEX FUND

================================================================================


     Institutional Service Class shares, these returns do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class A, Class B, Service Class and Institutional Service Class shares would have been lower.

4 These returns through December 31, 2002 are based on the performance of the Fund's Class B shares (which in turn are based on the prior performance of the Local Fund shares) which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are similar to what the Class C shares would have produced because Class C shares will invest in the same portfolio of securities as Class B shares and will have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 These returns through December 30, 1999 are based on the performance of the Fund's Local Fund shares, which was achieved prior to the creation of Institutional Class, and do not reflect the lower expenses applicable to Institutional Class shares. Excluding the effects of any fee waivers or reimbursements, Local Fund shares' average annual returns are similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund shares.

6 The performance for "Local Fund Shares-After Taxes on Distribution and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

7 The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies, as described on page 3. The Since Inception return for the Index is from inception of the Local Fund shares. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay whe buying and holding shares of the Nationwide S&P 500 Index Fund.

                                                              Institutional
Shareholder Fees(1)                                 Service         Service    Institutional    Local
(paid directly from   Class A   Class B   Class C     Class           Class            Class     Fund
your investment)       Shares    Shares    Shares    Shares          Shares           Shares   Shares
-----------------------------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed on
purchases (as a
percentage of
offering price)       5.75%(2)  None         1.00%     None            None            None      None
-----------------------------------------------------------------------------------------------------
Maximum
Deferred Sales
Charge (Load)
imposed on
redemptions
(as a percentage
of original
purchase price
or sale proceeds,
as applicable)        None      5.00%(3)  1.00%(4)     None            None            None      None
-----------------------------------------------------------------------------------------------------
Annual Fund                                                   Institutional
Operating Expenses                                  Service         Service   Institutional     Local
(deducted from        Class A   Class B   Class C     Class           Class           Class      Fund
Fund assets)           Shares    Shares    Shares    Shares          Shares          Shares    Shares
-----------------------------------------------------------------------------------------------------
Management
Fees                     0.13%     0.13%     0.13%     0.13%           0.13%           0.13%    0.13%
-----------------------------------------------------------------------------------------------------
Distribution
and/or
Service (12b-1)
-----------------------------------------------------------------------------------------------------
Fees                     0.25%     1.00%     1.00%     0.15%            None            None    0.07%
Other
Expenses(5)              0.20%     0.20%     0.20%     0.45%           0.45%           0.20%    0.20%
=====================================================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES                 0.58%     1.33%     1.33%     0.73%           0.58%           0.33%    0.40%
Amount of Fee
Waiver/Expense
Reimbursement            0.10%     0.10%     0.10%     0.10%           0.10%           0.10%    0.10%
=====================================================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES
(AFTER WAIVERS/
REIMBURSE-
MENTS)(6)                0.48%     1.23%     1.23%     0.63%           0.48%           0.23%    0.30%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

FUND SUMMARIES - NATIONWIDE S&P 500 INDEX FUND


================================================================================


2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" beginning on page 30.

3 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge ("CDSC") on Class B and Class C shares" on page 33.

4 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge ("CDSC") on Class B and Class C shares" on page 33.

5 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

6 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.63% for Class A shares, 1.23% for Class B and Class C shares, 0.63% for Service Class shares, 0.48% for Institutional Service Class shares, 0.23% for Institutional Class shares and 0.35% for Local Fund shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expense and expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year   3 years   5 years   10 years
-------------------------------------------------------------------
Class A Shares               $   621  $    741  $    871  $   1,250
-------------------------------------------------------------------
Class B Shares               $   625  $    712  $    919  $   1,288
-------------------------------------------------------------------
Class C Shares               $   327  $    507  $    812  $   1,677
-------------------------------------------------------------------
Service Class Shares         $    64  $    223  $    396  $     897
-------------------------------------------------------------------
Institutional Service Class
Shares                       $    49  $    176  $    314  $     716
-------------------------------------------------------------------

Institutional Class Shares   $    24  $     96  $    175  $     408
-------------------------------------------------------------------
Local Fund Shares            $    31  $    118  $    214  $     495

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B Shares  $   125  $    412  $    719  $   1,288
------------------------------------------------------
Class C Shares  $   224  $    507  $    812  $   1,677

---------------
1 Expenses paid on the same investment for all shares other than Class B and Class C shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE MID CAP MARKET INDEX FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Nationwide Mid Cap Market Index Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index (the "S&P 400")(1) as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market- weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Fund invests in the common stocks represented in the S&P 400 in roughly the same proportions as their weightings in the S&P 400. The S&P 400 is composed of 400 domestic stocks of medium sized companies with market capitalizations as of January 31, 2003, ranging from approximately $172 million to approximately $7.3 billion. The Fund may also invest in derivative instruments linked to the S&P
400. The Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 400 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a nondiversified fund. The Fund may also engage in securities lending in order to generate additional income for the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

---------------
1 "Standard & Poor's", "S&P", "S&P 400", "Standard & Poor's 400", and 400" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the Index, see the SAI.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID CAP RISK. The Fund's investments in mid capitalization companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS ASSOCIATED WITH INDEX FUNDS. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 400, may perform differently from the securities in the S&P 400. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 400 as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligation to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund

FUND SUMMARIES - NATIONWIDE MID CAP MARKET INDEX FUND


================================================================================


on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

2000   18.3%
2001   -1.8%
2002  -15.3%


Best Quarter:    17.99%    4th qtr of 2001
Worst Quarter:  -16.81%    3rd qtr of 2001

----------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                                      One           Since
Average annual returns-as of December 31, 2002(1)                    Year    Inception(2)
-----------------------------------------------------------------------------------------

Class A shares- Before Taxes                                        -20.13%        -2.27%
-----------------------------------------------------------------------------------------
Class A shares- After Taxes on Distributions                        -20.25%        -3.05%
-----------------------------------------------------------------------------------------
Class A shares- After Taxes on Distributions and Sale of Shares(3)  -12.35%        -2.14%
-----------------------------------------------------------------------------------------

Class B shares- Before Taxes(4)                                     -19.99%        -1.70%
-----------------------------------------------------------------------------------------
Class C shares- Before Taxes(5)                                     -17.45%        -1.08%
-----------------------------------------------------------------------------------------
Institutional Class shares- Before Taxes                            -15.05%         0.14%
-----------------------------------------------------------------------------------------
S&P Midcap 400 Index(6)                                             -14.51%        -0.05%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 29, 1999.

3 The performance for "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through May 25, 2001 are based on the performance of the Fund's Class A shares, which was achieved prior to the creation of Class B shares. Excluding the effects of any fee waivers or reimbursements, Class A shares' average annual total returns are substantially similar to what the Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. For Class B shares, these returns have been restated for sales charges, but do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class B shares would have been lower.

5 These returns through December 31, 2002 are based on the performance of the Fund's Class B shares (which in turn are based on the prior performance of Class A shares), which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are similar to what the Class C shares would have produced because Class C shares will invest in the same portfolio of securities as Class B shares and will have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

6 The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES - NATIONWIDE MID CAP MARKET INDEX FUND


================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Nationwide Mid Cap Market Index Fund.

                                                                    Institutional
Shareholder Fees(1)                   Class A   Class B   Class C       Class
(paid directly from your investment)   shares    shares    shares       shares
----------------------------------------------------------------------------------

Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                    5.75%(2)     None      1.00%            None
----------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)              None      5.00%(3)  1.00%(4)            None

Annual Fund Operating                                               Institutional
Expenses                              Class A   Class B   Class C   Class
(deducted from Fund assets)           shares    shares    shares    shares
----------------------------------------------------------------------------------
Management Fees                          0.22%     0.22%     0.22%           0.22%
----------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%            None
----------------------------------------------------------------------------------
Other Expenses(5)                        0.37%     0.22%     0.22%           0.22%
==================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                       0.84%     1.44%     1.44%           0.44%

Amount of Fee
Waiver/Expense
Reimbursement                            0.13%     0.13%     0.13%           0.13%
==================================================================================
TOTAL ANNUAL
FUND OPERATING EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)(6)                       0.71%     1.31%     1.31%           0.31%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales charges-Class A sales charges" beginning on page 30.

3 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

4 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

5 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

6 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.81% for Class A shares, 1.41% for Class B and C shares and 0.31% for Institutional Class shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year  3 years  5 years  10 years
---------------------------------------------------------------
Class A shares                $643  $   815  $ 1,002  $   1,541
---------------------------------------------------------------
Class B shares                $633  $   743  $   975  $   1,472
---------------------------------------------------------------
Class C shares                $335  $   538  $   867  $   1,796
---------------------------------------------------------------
Institutional Class shares    $ 32  $   128  $   233  $     542
---------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
                -------  --------  --------  ---------
Class B shares  $   133  $    433  $    775  $   1,472
--------------  -------  --------  --------  ---------
Class C shares  $   232  $    538  $    867  $   1,796

----------------
1 Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE SMALL CAP INDEX FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Nationwide Small Cap Index Fund seeks to match the performance of the Russell 2000(R) Index(1) (the "Russell 2000") as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the Russell 2000 and derivative instruments linked to the Russell 2000. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses.

As of December 31, 2002, the market capitalizations of companies in the Russell 2000 ranged from $5 million to $2.4 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 2000 may, at any given time, be higher or lower.

The Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the Russell 2000 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending in order to generate additional income for the Fund.


----------------
1 The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.


MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a narrower portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS ASSOCIATED WITH INDEX FUNDS. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the Russell 2000, may perform differently from the securities in the Russell 2000. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Russell 2000 as closely as possible, it will tend to underperform the Index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

FUND SUMMARIES - NATIONWIDE SMALL CAP INDEX FUND


================================================================================


ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

1998   -2.3%
1999   21.8%
2000   -6.2%
2001    1.7%
2002  -20.9%

Best Quarter:    21.10%    4th qtr of 2001
Worst Quarter:  -21.16%    3rd qtr of 2002

----------------
1 The Fund commenced operations on December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Small Cap Series (the "Series"). The returns shown above include the performance of the Series from its inception on April 9, 1997 through December 29, 1999. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through December 31, 2001, the returns reflect the Fund's actual Class A expenses, but on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed directly by the Fund. None of the annual returns include sales charges or reflect the effect of taxes. If sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES - NATIONWIDE SMALL CAP INDEX FUND


================================================================================


                                                                        One            Since
Average annual returns-as of December 31, 2002(1)                      Year     Inception(2)
--------------------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                                       -25.49%         1.61%
--------------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions(2)                       -25.68%         1.44%
--------------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and Sale of Shares(2)  -15.64%3          1.22%
--------------------------------------------------------------------------------------------
Class B shares - Before Taxes(4)                                       -25.31%         2.42%
--------------------------------------------------------------------------------------------
Class C shares - Before Taxes(5)                                       -22.99%         2.36%
--------------------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(2)                           -20.64%         2.91%
--------------------------------------------------------------------------------------------
Russell 2000(6)                                                        -20.48%         3.30%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2 The Series began operations on April 9, 1997. These returns prior to December 29, 1999, include performance based on the Series, which was achieved prior to the creation of the Fund on December 29, 1999. The returns have been restated for the sales charges for Class A shares, but not for fees applicable to Class A and Institutional Class shares of the Fund, and reflect performance of the Series prior to commencement of the Fund on December 29, 1999. Excluding the effects of any fee waivers or reimbursements, the Series' average annual returns are similar to what Class A and Institutional Class shares would have produced because Class A and Institutional Class shares would have invested in the same portfolio of securities. Had the Fund been in existence for the time periods presented, the performance of Class A shares of the Fund would have been lower as a result of its additional expenses.

3 The performance for "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through November 29, 2002 are based on the performance of the Fund's Class A shares, which was achieved prior to the creation of Class B shares. Excluding the effects of any fee waivers or reimbursements, Class A shares' average annual total returns are similar to what the Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. For Class B shares, these returns have been restated for sales charges, but do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class B shares would have been lower.

5 These returns through December 31, 2002 are based on the performance of the Fund's Class B shares (which in turn are based on the prior performance of Class A shares) which was achieved prior to the creation of Class C. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are similar to what the Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and will have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

6 The Russell 2000 is an unmanaged index that measures the performance of smaller U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Nationwide Small Cap Index Fund.

                                                                    Institutional
Shareholder Fees(1)                   Class A   Class B   Class C       Class
(paid directly from your investment)   shares    shares    shares       shares
----------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                    5.75%(2)     None      1.00%            None
----------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)                  None  5.00%(3)  1.00%(4)  None

Annual Fund Operating                                               Institutional
Expenses                              Class A   Class B   Class C       Class
(deducted from Fund assets)           shares    shares    shares        shares
----------------------------------------------------------------------------------
Management Fees                          0.20%     0.20%     0.20%           0.20%
----------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%            None
----------------------------------------------------------------------------------
Other Expenses(5)                        0.51%     0.36%     0.36%           0.36%
==================================================================================
TOTAL ANNUAL FUND                        0.96%     1.56%     1.56%           0.56%
----------------------------------------------------------------------------------
OPERATING EXPENSES
Amount of Fee
Waiver/Expense
Reimbursement                            0.27%     0.27%     0.27%           0.27%
==================================================================================
TOTAL ANNUAL
FUND OPERATING EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)(6)                       0.69%     1.29%     1.29%           0.29%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges-Class A sales charges" beginning on page 30.

3 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

4 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

FUND SUMMARIES - NATIONWIDE SMALL CAP INDEX FUND


================================================================================


5 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

6 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.79% for Class A shares, 1.39% for Class B and C shares and 0.29% for Institutional Class shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
------------------------------------------------------------------
Class A Shares              $   641  $    838  $  1,051  $   1,662
------------------------------------------------------------------
Class B Shares              $   631  $    766  $  1,024  $   1,594
------------------------------------------------------------------
Class C Shares              $   333  $    562  $    916  $   1,915
------------------------------------------------------------------
Institutional Class Shares  $    30  $    152  $    286  $     676

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B Shares  $   131  $    466  $    824  $   1,594
------------------------------------------------------
Class C Shares  $   230  $    562  $    916  $   1,915

----------------
1 Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE INTERNATIONAL INDEX FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Nationwide International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the EAFE Index and in derivatives linked to the EAFE Index. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE Index is based on the market capitalization of each of the countries in the index.

The Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund does not necessarily invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the EAFE Index prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending in order to generate additional income for the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, less information about issuers and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

RISKS ASSOCIATED WITH INDEX FUNDS. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the EAFE Index, may perform differently from the securities in the EAFE Index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the EAFE Index as closely as possible, it will tend to underperform the Index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market and currency exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices or currency rates are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fail to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the

FUND SUMMARIES - NATIONWIDE INTERNATIONAL INDEX FUND


================================================================================


Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

2000  -13.7%
2001  -17.7%
2002  -22.5%

Best Quarter:       6.51%    4th qtr of 2001
Worst Quarter:    -21.20%    3rd qtr of 2002
---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                                                    Since
Average annual returns-as of December 31, 2002(1)                     One Year   Inception(2)
--------------------------------------------------------------------------------------------
Class A shares - Before Taxes                                          -22.41%       -19.56%
--------------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions                          -22.82%       -19.88%
--------------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and Sales of Shares(3)   -13.74%       -15.00%
--------------------------------------------------------------------------------------------
-Class B shares - Before Taxes                                         -22.40%       -19.45%
--------------------------------------------------------------------------------------------
Class C shares - Before Taxes(4)                                       -20.02%       -18.91%
--------------------------------------------------------------------------------------------
Institutional Class shares - Before Taxes                              -17.48%       -17.66%
--------------------------------------------------------------------------------------------
EAFE Index(5)                                                          -15.66%       -17.00%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on December 29, 1999.

3 The performance for "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through December 31, 2002 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are similar to what the Class C shares would have produced because Class C shares will invest in the same portfolio of securities as Class B shares and will have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The EAFE Index is an unmanaged index that measures the performance of equity securities of global companies from various industrial sectors whose primary trading markets are located outside of the United States. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES - NATIONWIDE INTERNATIONAL INDEX FUND


================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Nationwide International Index Fund.

                                                                     Institutional
Shareholder Fees(1)                    Class A   Class B   Class C           Class
(paid directly from your investment)    shares    shares    shares          shares
----------------------------------------------------------------------------------

Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                    5.75%(2)     None      1.00%            None
----------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)                 None   5.00%(3)  1.00%(4)            None
----------------------------------------------------------------------------------
Annual Fund Operating                                                Institutional
Expenses                              Class A   Class B   Class C            Class
(deducted from Fund assets)            shares    shares    shares           shares
----------------------------------------------------------------------------------
Management Fees                          0.27%     0.27%     0.27%           0.27%
----------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%            None
----------------------------------------------------------------------------------
Other Expenses(5)                        0.44%     0.30%     0.30%           0.30%
==================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                       0.96%     1.57%     1.57%           0.57%

Amount of Fee
Waiver/Expense
Reimbursement                            0.21%     0.21%     0.21%           0.21%
==================================================================================
TOTAL ANNUAL
FUND OPERATING EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)(6)                       0.75%     1.36%     1.36%           0.36%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" beginning on page 30.

3 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

4 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

5 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

6 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.86% for Class A shares, 1.46% for Class B and C shares and 0.36% for Institutional Class shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
------------------------------------------------------------------
Class A shares              $   647  $    844  $  1,056  $   1,667
------------------------------------------------------------------
Class B shares              $   638  $    775  $  1,035  $   1,607
------------------------------------------------------------------
Class C shares              $   340  $    570  $    927  $   1,931
------------------------------------------------------------------
Institutional Class shares  $    37  $    161  $    297  $     694
------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B shares  $   138  $    475  $    835  $   1,607
------------------------------------------------------
Class C shares  $   237  $    570  $    927  $   1,931
------------------------------------------------------

----------------
1 Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE BOND INDEX FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Nationwide Bond Index Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in bonds that are included in or correlated with the Aggregate Bond Index and in derivative instruments linked to that index. The Aggregate Bond Index is composed primarily of U.S. dollar-denominated investment grade bonds of different types.

The Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Fund does not necessarily invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of U.S. dollar-denominated investment grade bonds, including bonds issued by the U.S. Government and foreign governments and their agencies, and bonds issued by U.S. or foreign companies, among others. Because the Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending in order to generate additional income for the Fund.

In order to implement its index strategy, the Fund may engage in more frequent portfolio securities trading. Frequent portfolio transactions will lead to higher transaction costs for the Fund and may lead to additional tax consequences.

MATURITY is the time at which the principal amount of a bond is scheduled to be repaid.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

INVESTMENT GRADE BONDS are securities which have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage- backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FUND SUMMARIES - NATIONWIDE BOND INDEX FUND


================================================================================


FOREIGN RISK. The Bond Index Fund may invest in foreign securities to the extent foreign securities are represented in the Aggregate Bond Index. Currently, the Aggregate Bond Index includes a portion of foreign securities. The Fund will invest only in dollar-denominated foreign securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, higher transaction costs, less information about issuers and delayed settlement.

RISKS ASSOCIATED WITH INDEX FUNDS. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the Aggregate Bond Index, may perform differently from the securities in the index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track Aggregate Bond Index as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligation to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

PORTFOLIO TURNOVER RISK. The Fund may engage in active and frequent trading of securities in order to implement its index strategy. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

FUND SUMMARIES - NATIONWIDE BOND INDEX FUND


================================================================================


ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

1998   8.99%
1999  -0.96%
2000  11.58%
2001   7.15%
2002   9.45%

Best Quarter:    5.31%  4th qtr of 2000
Worst Quarter:  -1.02%  2nd qtr of 1999

---------------
1 The Fund commenced operations on December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Aggregate Bond Index Series (the "Series"). The returns shown above include the performance of the Series from its inception on April 3, 1997 through December 29, 1999. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through December 31, 2001, the returns reflect the Fund's actual Class A expenses, but on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed directly by the Fund. These returns do not include sales charges and do not reflect the effect of taxes. If sales charges were included, the annual returns would be lower than those shown.

                                                                     Since
Average annual returns-as of December 31, 2002(1)  One year   Inception(2)
--------------------------------------------------------------------------

Class A shares - Before Taxes(2)                       3.13%         6.81%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions(2)       1.37%         5.63%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
--------------------------------------------------------------------------
and Sale of Shares(2)                                  1.89%         4.96%
--------------------------------------------------------------------------
Class B shares - Before Taxes(3)                       3.69%         7.65%
--------------------------------------------------------------------------
Class C shares - Before Taxes(4)                       6.59%         7.57%
--------------------------------------------------------------------------
Institutional Class shares - Before Taxes(2)           9.80%         8.17%
--------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index(5)          10.27%         8.36%
--------------------------------------------------------------------------

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2 The Series began operations on April 3, 1997. These returns include performance based on the Series, which was achieved prior to the creation of the Fund on December 29, 1999. The returns have been restated for the sales charges for Class A shares but not for fees applicable to Class A and Institutional Class shares of the Fund and reflect the performance of the Series prior to the commencement of the Fund on December 29, 1999. Excluding the effects of any fee waivers or reimbursements, the Series' average annual returns are similar to what Class A and Institutional Class shares would have produced because Class A and Institutional Class shares would have invested in the same portfolio of securities. Had the Fund been in existence for the time periods presented, the performance of Class A shares of the Fund would have been lower as a result of its additional expenses.

3 These returns through December 12, 2001 are based on the performance of the Fund's Class A shares, which was achieved prior to the creation of Class B shares. Excluding the effects of any fee waivers or reimbursements, Class A shares' average annual total returns are similar to what the Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. For Class B shares, these returns have been restated for sales charges, but do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class B shares would have been lower.

4 These returns through December 31, 2002 are based on the performance of the Fund's Class B shares (which in turn are based on the prior performance of Class A shares), which was achieved prior to the creation of Class C. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are similar to what the Class C shares would have produced because Class C shares will invest in the same portfolio of securities as Class B shares and will have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Nationwide Bond Index Fund.

                                                                    Institutional
Shareholder Fees(1)                    Class A   Class B   Class C          Class
(paid directly from your investment)    shares    shares    shares         shares
---------------------------------------------------------------------------------

Maximum Sales Charge
(Load) imposed upon
purchases (as percentage
of offering price)                    5.75%(2)      None     1.00%          None
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)                 None   5.00%(3)  1.00%(4)          None
---------------------------------------------------------------------------------

FUND SUMMARIES - NATIONWIDE BOND INDEX FUND


================================================================================


                                                                Institutional
Annual Fund Operating Expenses    Class A   Class B   Class C           Class
(deducted from Fund assets)        shares    shares    shares          shares
-----------------------------------------------------------------------------
Management Fees                     0.22%     0.22%     0.22%           0.22%
-----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                0.25%     1.00%     1.00%            None
-----------------------------------------------------------------------------
Other Expenses(5)                   0.38%     0.23%     0.23%           0.23%
=============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                  0.85%     1.45%     1.45%           0.45%

Amount of Fee
Waiver/Expense
Reimbursement                       0.14%     0.14%     0.14%           0.14%
=============================================================================
TOTAL ANNUAL
FUND OPERATING EXPENSES
(AFTER WAIVER/
REIMBURSEMENTS)(6)                  0.71%     1.31%     1.31%           0.31%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges-Class A sales charges" beginning on page 30.

3 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

4 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

5 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

6 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.81% for Class A shares, 1.41% for Class B and C shares and 0.31% for Institutional Class shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
------------------------------------------------------------------
Class A shares              $   643  $    817  $  1,006  $   1,551
------------------------------------------------------------------
Class B shares              $   633  $    745  $    979  $   1,482
------------------------------------------------------------------
Class C shares              $   335  $    540  $    871  $   1,806
------------------------------------------------------------------
Institutional Class shares  $    32  $    130  $    238  $     553
------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B shares  $   133  $    445  $    779  $   1,482
------------------------------------------------------
Class C shares  $   232  $    540  $    871  $   1,806
------------------------------------------------------

----------------
1 Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS


================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal techniques described below in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information ("SAI") contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

ALL FUNDS

The Funds will not attempt to buy or sell securities based on Fund management's economic, financial or market analysis, but will instead employ a "passive" investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will only buy or sell securities when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, a Fund's portfolio turnover and trading costs may be lower than "actively" managed funds although the Bond Index Fund has historically had a higher portfolio turnover rate. However, the Funds have operating costs and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time.

Under normal circumstances, Fund management attempts to produce total returns over periods of one year and longer for each Fund before taking into account estimated expenses as follows: 10 basis points (a basis point is one one-hundredth of one percent (0.01%) for the S&P 500 Index Fund, 50 basis points for the Mid Cap Market Index Fund, 100 basis points for the Small Cap Index Fund, 150 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, over the total return of the applicable indices. These levels of correlation are goals, and there can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Board of Trustees will consider alternative strategies for the Funds. Information regarding correlation of a Fund's performance to that of a target index will be reported in the Funds' annual report.

Each Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options, futures contracts, options on futures contracts and/or swap agreements linked to the performance of its index. Derivatives allow a Fund to increase or decrease its exposure to its target index quickly and at less cost than buying or selling stocks. Each Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions to purchase shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

OTHER INVESTMENTS

In addition to the investment strategies described below, each Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending. Each Fund will also invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent a Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index as described above. The Funds will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Funds' exposure to common stocks or bonds, as a defensive strategy, but will instead use them to attempt to remain fully invested at all times. Each Fund may also invest in derivative instruments for the purposes described below.

S&P 500 INDEX FUND

The S&P 500 is composed of 500 selected common stocks as determined by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. larger-capitalization stocks, although a small part of the S&P 500 is made up of foreign companies which have a large presence in the U.S. Standard & Poor's selects a stock for the S&P 500 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment. Standard & Poor's updates the S&P 500 periodically, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund).

MID CAP MARKET INDEX FUND

The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index's performance. The stocks in the S&P 400 are chosen by Standard & Poor's Ratings Group (S&P). S&P chooses stocks for inclusion in the S&P 400

MORE ABOUT THE FUNDS


================================================================================


based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors.

The Fund may invest in all 400 stocks in the S&P 400 in roughly the same proportion as their weightings in the S&P 400. For example, if 2% of the S&P 400 is made up of the stock of a particular company, the Fund may invest approximately 2% of its assets in that company. This strategy is known as "full replication." However, when the investment manager believes it would be cost efficient the Fund may deviate from full replication and instead invest in a sample of 400 stocks in the S&P 400 based on the investment manager's optimization process, a statistical sampling technique that aims to create a portfolio which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 400 as a whole, but which involves fewer transaction costs than would be incurred through full replication. The Fund may also purchase stocks not included in the S&P 400 when the investment manager believes that it would be a cost efficient way of approximating the S&P 400's performance to do so. If the Fund uses these techniques, it may not track the S&P 400 as closely as it would if it were fully replicating the S&P 400.

S&P may update the S&P 400 periodically, at which time there may be substantial changes in the composition of the Index (and consequently, significant turnover in the Fund).

SMALL CAP INDEX FUND

The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The stocks represented in the Index are issued by small-capitalization (as of December 31, 2002, these companies ranged from $5 million to $2.4 billion) U.S. companies in a wide range of businesses. The Russell 2000 is a market-weighted index, which means that the largest stocks represented in the Index have the most effect on the Index's performance. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. Frank Russell Company selects a stock for the Russell 2000 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the Index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index until the yearly update.

INTERNATIONAL INDEX FUND

The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The weighting of the EAFE Index among these countries is based upon each country's relative market capitalizations. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International Limited ("Morgan Stanley"). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the international markets. Morgan Stanley selects of a stock for the EAFE Index based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment.

Morgan Stanley may update the EAFE Index periodically, at which time there may be substantial changes in the composition of the Index (and consequently, significant turnover in the Fund).

BOND INDEX FUND

The Aggregate Bond Index is a market-weighted index comprised of approximately 6,500 dollar-denominated investment grade bonds with maturities greater than one year. The Aggregate Bond Index includes:

-    U.S. government and government agency securities.
-    Securities issued by supranational entities, such as the World Bank.
-    Securities issued by foreign governments and U.S. and foreign corporations.
-    Mortgage-backed securities.

Lehman Brothers selects a bond for the Aggregate Bond Index based on the index's criteria; it does not evaluate whether any particular bond is an attractive investment.

Lehman Brothers may update the Aggregate Bond Index periodically, at which time there may be substantial changes in the composition of the Index (and consequently, significant turnover in the Fund).

MORTGAGE-BACKED SECURITIES are securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.

MORE ABOUT THE FUNDS


================================================================================


The Bond Index Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Bond Index Fund may have a higher portfolio turnover rate than the other Funds.

All ratings are determined at the time of investment to be within the top four rating categories by a rating agency. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

The Fund will usually invest a substantial portion of its assets in mortgage-backed securities. Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations.

The Fund may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the Fund buys or sells securities with payment and delivery taking place in the future so that the Fund can lock in a favorable yield and price at the time of entering into the transaction. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund's sale of one security and purchase of a similar security, the Fund does not receive principal and interest on the securities sold. The Fund may also enter into standby commitment agreements in which the Fund is committed, for a stated period of time, to buy a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether the security is issued or not.

MEDIUM-GRADE SECURITIES are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

PASS-THROUGH SECURITIES represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs).

COLLATERALIZED MORTGAGE OBLIGATIONS are mortgage-backed securities that divide the principal and interest payments collected on a pool of mortgages into several revenue streams with different priority rights to various portions of the underlying mortgage payments.

FUTURES are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

FORWARDS are private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

OPTIONS are exchange-traded or private contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money payment based on the change in value of certain assets or an index or, in case of an option on a future, the ability to enter into a futures contract at a prespecified price) from another party at a specified price with a specified time period.

SWAPS are private contracts involving the obligation of each party to exchange specified payments, which may be based on the value of an index or asset, with the other party at specified times.

INDEXED SECURITIES are debt obligations that return a variable amount of principal or interest based on the value of an index at a specified time.

PRINCIPAL RISKS

ALL FUNDS

DERIVATIVES. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Each Fund may use the following types of derivative instruments.

Derivatives are volatile and involve significant risks, which may include:

- LEVERAGE RISK. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

- CREDIT RISK. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

MORE ABOUT THE FUNDS


================================================================================


- CURRENCY RISK. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Funds may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which a Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Funds will use derivatives for anticipatory hedging in order to gain exposure efficiently to their underlying indexes in the event the Funds receive cash inflows.

BORROWING AND LEVERAGE. The Funds may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.

Certain securities that a Fund buys may create leverage, including, for example, when issued securities, forwards commitments and options.

SHORT SALES. In selling a security the Fund does not own (a short sale), a Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

RESTRICTED SECURITIES. Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on a short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so may be less able to predict a loss. In addition, if Fund management receives material adverse non-public information about the issuer, a Fund will not be able to sell the security.

RULE 144A SECURITIES. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

SECURITIES LENDING. Each Fund may lend securities to financial institutions that provide cash or government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to a Fund.

BOND INDEX FUND

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

MORTGAGE-BACKED SECURITIES. U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations ("CMOs") are securities that have mortgage loans or mortgage pass- through securities, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") certificates, as their collateral. CMOs can be issued by U.S. government agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than anticipated. Reinvesting the returned principal when the market is offering lower interest rates would reduce the Fund's income. Prepayment risk also means the possibility of losing principal as a result of faster than anticipated prepayments of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

MORE ABOUT THE FUNDS

================================================================================


DOLLAR ROLLS. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements involve the risk that the value of the security on the delivery date may be less than its purchase price.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs the Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

FOREIGN GOVERNMENT DEBT. The Bond Index Fund may invest in debt securities issued or guaranteed by foreign governments or their agencies. Investments in these securities subject the Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it generally will ask for more time in which to pay or for further loans. There is no bankruptcy proceeding by which all or part of debt securities that a government entity has not repaid may be collected.

INTERNATIONAL INDEX FUND AND BOND INDEX FUND

FOREIGN RISK. To the extent these Funds invest in foreign securities, (primarily for the International Fund) foreign security investing involves special risks not presented by U.S. investing that can increase the chances that a Fund will lose money.

- COUNTRY. General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the disclosure and accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY. A significant portion of the International Index Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what such Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

MID CAP MARKET INDEX FUND AND SMALL CAP INDEX FUND

MID CAP/SMALL CAP RISK. Generally, investments in smaller and some medium companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small companies and some medium companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions.Certain small cap companies in which such Funds invest may be in the technology

MORE ABOUT THE FUNDS


================================================================================


related and biotechnology industries. Small cap companies in these industries may be especially subject to more abrupt or erratic price movements than small cap stocks in other industries.

In addition, small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.
-    Have limited distribution capabilities for their products or services.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

MANAGEMENT


================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, PA 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF allocates fund assets among subadvisers and evaluates and monitors the performance of subadvisers. GMF is authorized to select and place portfolio investments on behalf of the Funds; however, GMF does not intend to do so at this time.

GMF was organized in 1999, and since September 1, 1999, it has provided investment advisory services to both Gartmore Mutual Funds and Gartmore Variable Insurance Trust. As of December 31, 2002, GMF and its U.S. affiliates had approximately $30.3 billion in assets under management, including approximately $14.7 billion managed by GMF.

Each Fund pays GMF a management fee which is based on each Fund's average daily net assets. The total management fee paid, including the fee paid to the subadviser, by the Funds for the fiscal year ended October 31, 2002, expressed as a percentage of each Funds' average daily net assets and not taking into account any applicable waivers, was as follows:

Fund                                  Fee Paid
-----------------------------------------------
Nationwide S&P 500 Index Fund             0.13%
-----------------------------------------------
Nationwide Small Cap Index Fund           0.20%
-----------------------------------------------
Nationwide Mid Cap Market Index Fund      0.22%
-----------------------------------------------
Nationwide International Index Fund       0.27%
-----------------------------------------------
Nationwide Bond Index Fund                0.22%

MULTI-MANAGER STRUCTURE

GMF and Gartmore Mutual Funds (the "Trust") have received from the Securities and Exchange Commission an exemptive order for a multimanager structure that allows GMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with a non-affiliate subadviser with Trustee approval but without shareholder approval. If a new non-affiliate subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds

-    performing initial due diligence on prospective subadvisers for a Fund
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
-    communicating performance expectations and evaluations to the subadvisers
- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.

SUBADVISER

Subject to the supervision of GMF and the Board of Trustees, Fund Asset Management, L.P. ("FAM") P.O. Box 9011, Princeton, New Jersey 08543-9011, the Funds' subadviser, manages each Fund's assets in accordance with that Fund's investment objective and strategies. FAM makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

FAM is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. FAM and its advisory affiliates had approximately $462 billion in investment company and other portfolio assets under management as of December 31, 2002. This amount includes assets managed for Merrill Lynch affiliates.

Out of its management fee, GMF paid FAM an annual subadvisory fee for the fiscal year ended October 31, 2002, based on the Nationwide S&P 500 Index Fund's average daily net assets, of 0.03%, and based on each of the following Fund's average daily net assets, as follows:

Fund                                    Assets     Fee
-------------------------------------------------------
Nationwide Small Cap Index Fund       All assets  0.07%
-------------------------------------------------------
Nationwide Mid Cap Market Index Fund  All assets  0.09%
-------------------------------------------------------
Nationwide Bond Index Fund            All assets  0.09%
-------------------------------------------------------
Nationwide International Index Fund   All assets  0.14%

Effective January 1, 2003, the subadvisory fees for the Nationwide S&P 500 Index Fund decreased to 0.02% and for the Nationwide International Index Fund to 0.12%.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers at least four (seven in the case of the S&P 500 Index Fund) different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Class, Service Class, Institutional Service Class and Local Fund shares are available to a limited group of investors, such as certain funds of funds.

The following sales charges will generally apply:

Front-end sales charge when you purchase:

     - Class A shares
     - Class C shares

Contingent Deferred Sales Charge (CDSC)

     - Class B shares if you sell your shares within six years of purchase
     - Class C shares if you sell your shares within one year of purchase

No Sales Charges on the remaining Classes.

Sales charges are paid to the Fund's distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C, Service Class and Local Fund shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or are paid by the Distributor to brokers for distribution and shareholder services.

Class A, Service Class and Institutional Service Class shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class, Institutional Class, Service Class and Local Fund shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                               Class B shares                        Class C shares
------------------------------------------------------------------------------------------------------------

Front-end sales charge means       No front-end sales charge,           Front-end sales charge means
that a portion of your initial     so your full investment              that a portion of your initial
investment goes toward the         immediately goes toward              investment goes toward the
sales charge, and is not invested  buying shares                        sales charge and is not invested.
                                                                        Front-end Sales Charge on
                                                                        Class C is lower than Class A
------------------------------------------------------------------------------------------------------------
Reductions and waivers of the      No reductions of the CDSC            Like Class B shares, no reductions
sales charge available             available, but waivers available     of the CDSC are available, but
                                                                        waivers are available
------------------------------------------------------------------------------------------------------------
Lower expenses than Class B        Higher distribution and service      Higher distribution and service fees
and Class C shares mean higher     fees than Class A shares mean        than Class A shares mean higher
dividends per share                higher fund expenses and lower       fund expenses and lower dividends
                                   dividends per share                  per share
------------------------------------------------------------------------------------------------------------
Conversion features are not        After seven years, Class B           Unlike Class B shares, Class C
applicable                         shares convert into Class A          shares do not automatically
                                   shares, which reduces your           convert into another class
                                   future fund expenses
------------------------------------------------------------------------------------------------------------
No sales charge when shares        CDSC if shares are sold within       CDSC of 1% is applicable if shares
are sold back to a Fund            six years: 5% in the first year, 4%  are sold in the first year after
                                   in the second, 3% in the third and   purchase
                                   fourth years, 2% in the fifth, and
                                                  1% in the sixth year
------------------------------------------------------------------------------------------------------------
No maximum investment limit        Investments of $250,000 or           Investments of $1,000,000 or more
                                   more may be rejected1                may be rejected2

----------------
1    This limit was calculated based on a seven year holding period.

2    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


For investors who are eligible to purchase Service Class, Institutional Class, Institutional Service Class or Local Fund shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C Shares.

WHO CAN BUY SERVICE CLASS SHARES

Currently, insurance company separate accounts may purchase Service Class shares using purchase payments received on variable insurance contracts issued to qualified plans. Programs offered to qualified plans through broker-dealers or the Nationwide Trust Company may also purchase Service Class shares of the Fund. Qualified plan-or variable insurance contract-directed-purchases, exchanges and redemptions are handled in accordance with terms of the qualified plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the qualified plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class shares should contact their designated financial intermediary directly for details concerning transactions.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by GMF or other affiliates of the Trust
- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund
- institutional advisory accounts of GMF, or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is compensated for its services exclusively from its clients for such advisory services

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contract issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plan adopted, pursuant to
     Section 401(a) of the Code.

WHO CAN BUY LOCAL FUND SHARES

Local Fund shares are sold to funds of funds (mutual funds investing primarily in other mutual funds).

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV), next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSA"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may also be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES

CLASS A SALES CHARGES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

MINIMUM INVESTMENTS-CLASS A, CLASS B AND CLASS C SHARES
To open an account (per Fund)                               $    2,000
----------------------------------------------------------------------
To open an IRA account (per Fund)                           $    1,000
----------------------------------------------------------------------
Additional investments (per Fund)                           $      100
----------------------------------------------------------------------
To start an Automatic Asset Accumulation Plan               $    1,000
----------------------------------------------------------------------
Additional Automatic Asset Accumulation Plan Transaction    $       50
----------------------------------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL SERVICE CLASS SHARES

To open an account (per Fund)                               $   50,000
----------------------------------------------------------------------
Additional investments                                            None
----------------------------------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL CLASS SHARES

To open an account(per Fund)                                $1,000,000
----------------------------------------------------------------------
Additional investments                                            None


MINIMUM INVESTMENTS-SERVICE CLASS SHARES

To open an account                                          $   25,000
----------------------------------------------------------------------
Additional investments                                            None
----------------------------------------------------------------------


MINIMUM INVESTMENTS-LOCAL CLASS

To open an account                                          $   25,000
----------------------------------------------------------------------
Additional investments                                            None
----------------------------------------------------------------------

If you purchase shares through an account at a broker different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

CLASS A SHARES
                          Sales Charge          Dealer
                             as a             Commission
                          percentage of          as a
                      --------------------  percentage of
                      Offering    Amount       Offering
Amount of purchase      Price    Invested       Price
==========================================================
Less than $50,000        5.75%      6.10%           5.00%
----------------------------------------------------------
50,000 to $99,000        4.75       4.99            4.00
----------------------------------------------------------
100,000 to $249,000      3.50       3.63            3.00
----------------------------------------------------------
250,000 to $499,999      2.50       2.56            2.00
----------------------------------------------------------
500,000 to $999,999      2.00       2.04            1.75
----------------------------------------------------------
1 million or more        None       None            None
----------------------------------------------------------

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The table above shows how the
     ---------------------------------------------
     sales charge decreases as the amount of your investment increases.
-    Family Member Discount. Members of your family who live at the same address
     -----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund) possibly reducing the sales charge.
-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     -----------------------------
     Funds Class A shares (except the Gartmore Money Market Fund) you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.
-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of the Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


     a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
-    Letter of Intent Discount. State in writing that during a 13-month period
     --------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Please call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker- dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following:
     -    Sales of non-Gartmore mutual fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead. To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF or GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives, and Southern States Cooperatives, Inc.)

Please refer to the SAI for additional information regarding the waiver of Class A sales charges.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charges and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase the shares using one of the methods described below. When you buy shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Service Class, Institutional Class, Institutional Service Class or Local Fund shares should contact the Distributor at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail your application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Funds resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice-response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-4920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell-also known as redeeming-your shares of the Funds at any time, subject to certain restrictions as described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings)

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

     - if your account address has changed within the last 10 business days, or
     - if the redemption check is made payable to anyone other than the registered shareholder, or
     - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
     - if the proceeds are mailed to any address other than the address of record, or
     - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart: With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

Sale within      1       2       3       4       5       6   7 years
              year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%       0%

With respect to the CDSC for all Class B and Class C shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

We do not impose a CDSC on Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Fund will deposit into your account an amount equal to any CDSC you paid. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section above entitled "Signature guarantee-Class A, Class B or Class C shares". Eligible entities wishing to sell Service Class, Institutional Class, Institutional Service Class or Local Fund shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a weeks, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If the Funds act on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Funds will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Funds written notice of its termination.) Your funds will be wired to

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 37.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore Funds at 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Funds receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds including downloading a prospectus as well as your own personal account. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling their shares and providing shareholder services. Service Class and Local Fund shares are also covered by the Distribution Plan.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, certain shares of the Funds pay the Distributor compensation accrued daily and paid monthly, not exceeding an annual amount of:

Class                 As a % of daily net assets
---------------------------------------------------------
Class A shares        0.25% (distribution or service fee)
---------------------------------------------------------
Class B shares        1.00% (0.25% service fee)
---------------------------------------------------------
Class C shares        1.00% (0.25% service fee)
---------------------------------------------------------
Service Class shares  0.15% (distribution or service fee)
---------------------------------------------------------
Local Fund shares                     0.07% (service fee)

Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund or any other Gartmore Fund not currently accepting purchase orders) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new Fund meets the Fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares.

Generally there is no sales charge for exchanges of Class B, Class C, Institutional Service Class, Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. Beginning with purchases made March 1, 2003, if you exchange your Class A shares of a Gartmore Fund that are subject to a CDSC into another Gartmore Fund (including a Fund) and then redeem those new Class A shares within 18 months of the original purchase, the CDSC of the original Gartmore Fund purchase will apply (see the prospectus for the original Gartmore Fund purchased for more information). If you exchange Prime Shares of the Gartmore Money Market Fund ("Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C, and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class
A) shares had been sold at the time they were exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held the Class B or Class C (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes-Exchanging Fund Shares" on page 37.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 32 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will processed on the date a Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920 or by logging on to our website at www.gartmore- funds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                 Exchange Fee
 Gartmore Emerging Markets Fund . . . . . . . . . .         2.00%

 Gartmore International Growth Fund . . . . . . . .         2.00%

 Gartmore International Small Cap Growth Fund . . .         2.00%

 Gartmore Global Financial Services Fund. . . . . .         2.00%

 Gartmore Global Utilities Fund . . . . . . . . . .         2.00%

 Gartmore Global Health Sciences Fund . . . . . . .         2.00%

 Gartmore Worldwide Leaders Fund. . . . . . . . . .         2.00%

 Gartmore Nationwide Leaders Fund . . . . . . . . .         2.00%

 Gartmore U.S. Growth Leaders Fund. . . . . . . . .         2.00%

 Gartmore Global Technology and Communications Fund         2.00%

 Gartmore Micro Cap Equity Fund . . . . . . . . . .         1.50%

 Gartmore Mid Cap Growth Fund . . . . . . . . . . .         1.50%

 Gartmore Millennium Growth Fund. . . . . . . . . .         1.50%

 Gartmore Value Opportunities Fund. . . . . . . . .         1.50%

 Nationwide Small Cap Fund. . . . . . . . . . . . .         1.50%

The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES


================================================================================


The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal income taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the S&P 500 Index, Small Cap Index, Mid Cap Market Index and International Index Funds distribute any available income dividends to shareholders. The Bond Index Fund distributes any available income dividends to shareholders daily and pays them monthly. Income dividends are taxable to you as ordinary income, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the gains from sales of securities over any losses from sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as such no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%. The tax status of capital gains distributed to you during the year will be reported on a Form 1099. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in our account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds.

When withholding is required, the amount will be 30% for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR  DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long- term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding of estate tax and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS


================================================================================


The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended October 31, 2002, has been audited by Pricewaterhouse Coopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors. Class B shares in the Nationwide Small Cap Index Fund and Class C shares for each of the Funds had not commenced operations as of October 31, 2002.

FINANCIAL HIGHLIGHTS


================================================================================


NATIONWIDE S&P 500 INDEX FUND

                                                          INVESTMENT ACTIVITIES                      DISTRIBUTIONS
                                                 --------------------------------------  --------------------------------------
                                                                  NET
                                                                REALIZED
                                        NET                       AND
                                       ASSET                   UNREALIZED
                                       VALUE,        NET         GAINS         TOTAL
                                     BEGINNING   INVESTMENT     (LOSSES)       FROM          NET         NET
                                         OF        INCOME          ON       INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                       PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
-----------------------------------  ----------  -----------  ------------  -----------  -----------  ---------  --------------
CLASS A SHARES
Period Ended October 31, 2000 (d)    $    12.73        0.05         (0.24)       (0.19)       (0.08)         -           (0.08)
Year Ended October 31, 2001          $    12.46        0.06         (3.17)       (3.11)       (0.06)     (0.17)          (0.23)
Year Ended October 31, 2002          $     9.12        0.09         (1.50)       (1.41)       (0.09)         -           (0.09)

CLASS B SHARES
Period Ended October 31, 2000 (d)    $    12.73       (0.01)        (0.25)       (0.26)       (0.05)         -           (0.05)
Year Ended October 31, 2001          $    12.42        0.01         (3.16)       (3.15)       (0.01)     (0.17)          (0.18)
Year Ended October 31, 2002          $     9.09        0.03         (1.50)       (1.47)       (0.03)         -           (0.03)

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d)    $    12.73        0.09         (0.25)       (0.16)       (0.08)         -           (0.08)
Year Ended October 31, 2001          $    12.49        0.11         (3.17)       (3.06)       (0.11)     (0.17)          (0.28)
Year Ended October 31, 2002          $     9.15        0.11         (1.51)       (1.40)       (0.11)         -           (0.11)

SERVICE CLASS SHARES
Period Ended October 31, 1999 (e)    $     9.66        0.09          2.25         2.34        (0.09)         -           (0.09)
Year Ended October 31, 2000          $    11.91        0.07          0.56         0.63        (0.07)     (0.02)          (0.09)
Year Ended October 31, 2001          $    12.45        0.07         (3.17)       (3.10)       (0.07)     (0.17)          (0.24)
Year Ended October 31, 2002          $     9.11        0.08         (1.50)       (1.42)       (0.08)         -           (0.08)

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 1999 (e)    $     9.66        0.10          2.27         2.37        (0.09)         -           (0.09)
Year Ended October 31, 2000          $    11.94        0.08          0.56         0.64        (0.08)     (0.02)          (0.10)
Year Ended October 31, 2001          $    12.48        0.08         (3.17)       (3.09)       (0.08)     (0.17)          (0.25)
Year Ended October 31, 2002          $     9.14        0.09         (1.50)       (1.41)       (0.09)         -           (0.09)

LOCAL FUND SHARES
Period Ended October 31, 1998 (f)    $    10.00        0.04         (0.35)       (0.31)       (0.03)         -           (0.03)
Year Ended October 31, 1999          $     9.66        0.12          2.27         2.39        (0.10)         -           (0.10)
Year Ended October 31, 2000          $    11.95        0.11          0.54         0.65        (0.10)     (0.02)          (0.12)
Year Ended October 31, 2001          $    12.48        0.07         (3.14)       (3.07)       (0.07)     (0.17)          (0.24)
Year Ended October 31, 2002          $     9.17        0.11         (1.52)       (1.41)       (0.10)         -           (0.10)


                                                                               RATIOS / SUPPLEMENTAL DATA
                                                                      -----------------------------------------------------------
                                                                                                             RATIO
                                                                                                              OF
                                                                                                RATIO         NET
                                                                                                  OF      INVESTMENT
                                                                                    RATIO      EXPENSES     INCOME
                                                                                     OF         (PRIOR      (PRIOR
                                                                                     NET          TO          TO
                                                              NET       RATIO    INVESTMENT   REIMBURSE    REIMBURSE
                                       NET                  ASSETS       OF        INCOME       MENTS)      MENTS)
                                      ASSET                   AT      EXPENSES     (LOSS)         TO          TO
                                     VALUE,                   END        TO          TO        AVERAGE      AVERAGE
                                       END       TOTAL        OF       AVERAGE     AVERAGE       NET          NET      PORTFOLIO
                                       OF       RETURN      PERIOD       NET         NET        ASSETS      ASSETS      TURNOVER
                                     PERIOD       (a)       (000S)     ASSETS      ASSETS        (b)          (b)         (c)
-----------------------------------  -------  -----------  ---------  ---------  -----------  ----------  -----------  ----------
CLASS A SHARES
Period Ended October 31, 2000 (d)    $ 12.46    5.71% (g)  $   2,214  0.63% (h)    0.47% (h)   0.88% (h)    0.22% (h)       9.72%
Year Ended October 31, 2001          $  9.12  (25.24%)     $   3,237  0.63%        0.70%       1.03%        0.30%           1.85%
Year Ended October 31, 2002          $  7.62  (15.62%)     $   3,942  0.52%        1.06%       0.61%        0.97%           3.06%

CLASS B SHARES
Period Ended October 31, 2000 (d)    $ 12.42    5.17% (g)  $     987  1.23% (h)  (0.12%) (h)   2.05% (h)  (0.94%) (h)       9.72%
Year Ended October 31, 2001          $  9.09  (25.65%)     $   1,879  1.23%        0.11%       2.21%      (0.87%)           1.85%
Year Ended October 31, 2002          $  7.59  (16.24%)     $   2,423  1.23%        0.35%       1.39%        0.19%           3.06%

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d)    $ 12.49    6.01% (g)  $  92,190  0.23% (h)    0.83% (h)   0.30% (h)    0.76% (h)       9.72%
Year Ended October 31, 2001          $  9.15  (24.84%)     $ 107,955  0.23%        1.10%       0.29%        1.04%           1.85%
Year Ended October 31, 2002          $  7.64  (15.44%)     $ 235,333  0.23%        1.37%       0.33%        1.27%           3.06%

SERVICE CLASS SHARES
Period Ended October 31, 1999 (e)    $ 11.91   24.27% (g)  $  72,049  0.63% (h)    0.69% (h)   0.83% (h)    0.49% (h)      55.07%
Year Ended October 31, 2000          $ 12.45    5.25%      $ 189,443  0.63%        0.54%       0.70%        0.47%           9.72%
Year Ended October 31, 2001          $  9.11  (25.22%)     $ 233,943  0.63%        0.70%       0.69%        0.64%           1.85%
Year Ended October 31, 2002          $  7.61  (15.73%)     $ 266,515  0.63%        0.94%       0.72%        0.85%           3.06%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 1999 (e)    $ 11.94   24.64% (g)  $  17,389  0.48% (h)    0.87% (h)   0.67% (h)    0.68% (h)      55.07%
Year Ended October 31, 2000          $ 12.48    5.37%      $  31,917  0.48%        0.69%       0.55%        0.62%           9.72%
Year Ended October 31, 2001          $  9.14  (25.04%)     $  35,097  0.48%        0.84%       0.54%        0.78%           1.85%
Year Ended October 31, 2002          $  7.64  (15.56%)     $  41,498  0.48%        1.09%       0.57%        1.00%           3.06%

LOCAL FUND SHARES
Period Ended October 31, 1998 (f)    $  9.66  (3.08%) (g)  $  22,325  0.35% (h)    1.55% (h)   0.64% (h)    1.26% (h)       3.07%
Year Ended October 31, 1999          $ 11.95  24.85%       $  30,674  0.35%        1.05%       0.52%        0.88%          55.07%
Year Ended October 31, 2000          $ 12.48   5.43%       $  10,555  0.35%        0.84%       0.38%        0.81%           9.72%
Year Ended October 31, 2001          $  9.17 (24.91%)      $      96  0.35%        0.94%       0.37%        0.92%           1.85%
Year Ended October 31, 2002          $  7.66 (15.47%    )  $      81  0.31%        1.25%       0.39%        1.17%           3.06%

-----------------------------------
(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(f) For the period from July 24, 1998 (commencement of operations) through October 31, 1998.
(g) Not annualized.
(h) Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


NATIONWIDE MID CAP MARKET INDEX FUND

                                                       INVESTMENT ACTIVITIES                       DISTRIBUTIONS
                                               --------------------------------------  --------------------------------------
                                                                NET
                                                              REALIZED
                                      NET                       AND
                                     ASSET                   UNREALIZED
                                     VALUE,        NET         GAINS         TOTAL
                                   BEGINNING   INVESTMENT     (LOSSES)       FROM          NET         NET
                                       OF        INCOME          ON       INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
---------------------------------  ----------  -----------  ------------  -----------  -----------  ---------  --------------
CLASS A SHARES
Period Ended October 31, 2000 (d)  $    10.00        0.09          1.76         1.85        (0.08)         -           (0.08)
Year Ended October 31, 2001        $    11.77        0.07         (1.50)       (1.43)       (0.08)     (0.47)          (0.55)
Year Ended October 31, 2002        $     9.79        0.04         (0.59)       (0.55)       (0.05)         -           (0.05)

CLASS B SHARES
Period Ended October 31, 2001 (e)  $    11.62           -         (1.83)       (1.83)           -      (0.05)          (0.05)
Year Ended October 31, 2002        $     9.74       (0.01)        (0.58)       (0.59)       (0.02)         -           (0.02)

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d)  $    10.00        0.14          1.76         1.90        (0.10)         -           (0.10)
Year Ended October 31, 2001        $    11.80        0.10         (1.49)       (1.39)       (0.10)     (0.47)          (0.57)
Year Ended October 31, 2002        $     9.84        0.08         (0.58)       (0.50)       (0.09)         -           (0.09)


                                                                             RATIOS / SUPPLEMENTAL DATA
                                                          ---------------------------------------------------------------------
                                                                                                           RATIO
                                                                                                            OF
                                                                                              RATIO         NET
                                                                                                OF      INVESTMENT
                                                                                  RATIO      EXPENSES     INCOME
                                                                                   OF         (PRIOR      (PRIOR
                                                                                   NET          TO          TO
                                                            NET       RATIO    INVESTMENT   REIMBURSE    REIMBURSE
                                     NET                   ASSETS      OF        INCOME       MENTS)      MENTS)
                                    ASSET                    AT     EXPENSES     (LOSS)         TO          TO
                                   VALUE,                   END        TO          TO        AVERAGE      AVERAGE
                                     END       TOTAL         OF      AVERAGE     AVERAGE       NET          NET      PORTFOLIO
                                     OF        RETURN      PERIOD      NET         NET        ASSETS      ASSETS      TURNOVER
                                   PERIOD       (a)        (000S)    ASSETS      ASSETS        (b)          (b)         (c)
---------------------------------  -------  ------------  --------  ---------  -----------  ----------  -----------  ---------
CLASS A SHARES
Period Ended October 31, 2000 (d)  $ 11.77    18.51% (f)  $  3,049  0.81% (g)    0.95% (g)   3.12% (g)  (1.36%) (g)      35.19%
Year Ended October 31, 2001        $  9.79   (12.57%)     $  9,028  0.81%        0.56%       1.27%        0.10%         119.76%
Year Ended October 31, 2002        $  9.19    (5.67%)     $ 19,002  0.73%        0.42%       0.83%        0.32%          15.82%

CLASS B SHARES
Period Ended October 31, 2001 (e)  $  9.74  (16.05%) (f)  $      6  1.41% (g)  (0.38%) (g)   3.66% (g)  (2.63%) (g)     119.76%
Year Ended October 31, 2002        $  9.13   (6.13%)      $     86  1.32%      (0.16%)       1.44%      (0.28%)          15.82%

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d)  $ 11.80    19.03% (f)  $  7,957  0.31% (g)    1.49% (g)   2.76% (g)  (0.96%) (g)      35.19%
Year Ended October 31, 2001        $  9.84   (12.17%)     $ 26,719  0.31%        1.08%       1.00%        0.39%         119.76%
Year Ended October 31, 2002        $  9.25   (5.19%)      $ 84,128  0.31%        0.84%       0.44%        0.71%          15.82%

-----------------------------------
(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from May 25, 2001 (commencement of operations) through October 31, 2001.
(f) Not annualized.
(g) Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


NATIONWIDE SMALL CAP INDEX FUND

                                                        INVESTMENT ACTIVITIES                     DISTRIBUTIONS
                                               --------------------------------------  -----------------------------------
                                                                NET
                                                              REALIZED
                                      NET                       AND                                                  NET
                                     ASSET                   UNREALIZED                                             ASSET
                                     VALUE,        NET         GAINS         TOTAL                                 VALUE,
                                   BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                       END
                                       OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL        OF
                                     PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTION   PERIOD
---------------------------------  ----------  -----------  ------------  -----------  -----------  -------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d)  $    10.00         0.07        (0.34)       (0.27)       (0.06)         (0.06)  $  9.67
Year Ended October 31, 2001        $     9.67         0.07        (1.32)       (1.25)       (0.08)         (0.08)  $  8.34
Year Ended October 31, 2002        $     8.34         0.05        (1.07)       (1.02)       (0.05)         (0.05)  $  7.27

CLASS B SHARES
Period Ended October 31, 2002 (e)  $     8.84         0.03        (1.59)       (1.56)       (0.03)         (0.03)  $  7.25

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d)  $    10.00         0.09        (0.32)       (0.23)       (0.07)         (0.07)  $  9.70
Year Ended October 31, 2001        $     9.70         0.11        (1.32)       (1.21)       (0.11)         (0.11)  $  8.38
Year Ended October 31, 2002        $     8.38         0.08        (1.06)       (0.98)       (0.08)         (0.08)  $  7.32

                                                                      RATIOS / SUPPLEMENTAL DATA
                                                 -------------------------------------------------------------------------
                                                                                                    RATIO
                                                                                                     OF
                                                                                      RATIO          NET
                                                                                       OF        INVESTMENT
                                                                         RATIO      EXPENSES       INCOME
                                                                          OF         (PRIOR        (PRIOR
                                                                          NET          TO            TO
                                                   NET       RATIO    INVESTMENT    REIMBURSE     REIMBURSE
                                                  ASSETS      OF        INCOME       MENTS)        MENTS)
                                                    AT     EXPENSES     (LOSS)         TO            TO
                                                   END        TO          TO         AVERAGE       AVERAGE
                                      TOTAL         OF      AVERAGE     AVERAGE        NET           NET       PORTFOLIO
                                      RETURN      PERIOD      NET         NET        ASSETS        ASSETS       TURNOVER
                                       (a)        (000S)    ASSETS      ASSETS         (b)           (b)          (c)
---------------------------------  ------------  --------  ---------  -----------  -----------  -------------  ----------
CLASS A SHARES
Period Ended October 31, 2000 (d)   (2.71%) (f)  $     32  0.79% (g)    1.00% (g)  329.04% (g)  (327.25%) (g)      48.27%
Year Ended October 31, 2001        (12.95%)      $  4,098  0.79%        0.75%        1.64%        (0.10%)          50.19%
Year Ended October 31, 2002        (12.29%)      $ 11,079  0.71%        0.71%        0.97%          0.45%          34.77%

CLASS B SHARES
Period Ended October 31, 2002 (e)  (17.68%) (f)  $     89  1.29% (g)    0.15% (g)    1.55% (g)    (0.11%) (g)      34.77%

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d)   (2.30%) (f)  $  2,301  0.29% (g)    1.69% (g)   19.76% (g)   (17.78%) (g)      48.27%
Year Ended October 31, 2001        (12.54%)      $ 11,366  0.29%        1.30%        1.94%        (0.35%)          50.19%
Year Ended October 31, 2002        (11.80%)      $ 33,247  0.29%        1.14%        0.58%          0.85%          34.77%

----------------
(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from November 29, 2001 (commencement of operations) through October 31, 2002.
(f) Not annualized.
(g) Annualized.

FINANCIAL HIGHLIGHTS


==========================================================================================================================


NATIONWIDE INTERNATIONAL INDEX FUND

                                                       INVESTMENT ACTIVITIES                         DISTRIBUTIONS
                                               --------------------------------------  ------------------------------------
                                                                NET
                                                              REALIZED
                                      NET                       AND                                                  NET
                                     ASSET                   UNREALIZED                                             ASSET
                                     VALUE,        NET         GAINS         TOTAL                                 VALUE,
                                   BEGINNING   INVESTMENT     (LOSSES)       FROM          NET                       END
                                       OF        INCOME          ON       INVESTMENT   INVESTMENT       TOTAL        OF
                                     PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTION   PERIOD
---------------------------------  ----------  -----------  ------------  -----------  -----------  -------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d)  $    10.00         0.06        (1.36)       (1.30)       (0.05)         (0.05)  $  8.65
Year Ended October 31, 2001        $     8.65         0.08        (2.28)       (2.20)       (0.08)         (0.08)  $  6.37
Year Ended October 31, 2002        $     6.37         0.08        (1.06)       (0.98)       (0.08)         (0.08)  $  5.31

CLASS B SHARES
Period Ended October 31, 2000 (d)  $    10.00         0.02        (1.38)       (1.36)       (0.02)         (0.02)  $  8.62
Year Ended October 31, 2001        $     8.62         0.04        (2.30)       (2.26)       (0.04)         (0.04)  $  6.32
Year Ended October 31, 2002        $     6.32         0.03        (1.04)       (1.01)       (0.05)         (0.05)  $  5.26

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d)  $    10.00         0.09        (1.35)       (1.26)       (0.08)         (0.08)  $  8.66
Year Ended October 31, 2001        $     8.66         0.10        (2.29)       (2.19)       (0.10)         (0.10)  $  6.37
Year Ended October 31, 2002        $     6.37         0.09        (1.04)       (0.95)       (0.10)         (0.10)  $  5.32


                                                                           RATIOS / SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------------
                                                                                                   RATIO
                                                                                                     OF
                                                                                      RATIO         NET
                                                                                        OF       INVESTMENT
                                                                          RATIO      EXPENSES      INCOME
                                                                           OF         (PRIOR       (PRIOR
                                                                           NET          TO           TO
                                                    NET       RATIO    INVESTMENT   REIMBURSE    REIMBURSE
                                                  ASSETS       OF        INCOME       MENTS)       MENTS)
                                                    AT      EXPENSES     (LOSS)         TO           TO
                                                    END        TO          TO        AVERAGE      AVERAGE
                                      TOTAL         OF       AVERAGE     AVERAGE       NET          NET       PORTFOLIO
                                      RETURN      PERIOD       NET         NET        ASSETS       ASSETS      TURNOVER
                                       (a)        (000S)     ASSETS      ASSETS        (b)          (b)          (c)
---------------------------------  ------------  ---------  ---------  -----------  ----------  ------------  ----------
CLASS A SHARES
Period Ended October 31, 2000 (d)  (13.03%) (e)  $     230  0.86% (f)    1.01% (f)  49.77% (f)  (47.90%) (f)       5.66%
Year Ended October 31, 2001       (25.44%)       $  10,877  0.86%        1.17%       3.97%       (1.94%)          30.18%
Year Ended October 31, 2002       (15.65%)       $  12,549  0.79%        1.15%       0.96%         0.98%          32.45%

CLASS B SHARES
Period Ended October 31, 2000 (d)  (13.62%) (e)  $      53  1.46% (f)    0.39% (f)  63.29% (f)  (61.44%) (f)       5.66%
Year Ended October 31, 2001        (26.17%)      $      59  1.46%        0.42%       7.41%       (5.53%)          30.18%
Year Ended October 31, 2002        (16.12%)      $      80  1.39%        0.64%       1.72%         0.31%          32.45%

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d)  (12.65%) (e)  $   2,858  0.36% (f)    1.16% (f)   8.18% (f)   (6.66%) (f)       5.66%
Year Ended October 31, 2001        (25.28%)      $  32,422  0.36%        1.42%       2.60%       (0.82%)          30.18%
Year Ended October 31, 2002        (15.20%)      $ 119,502  0.36%        1.66%       0.56%         1.46%          32.45%

-------------------------------
(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) Not annualized.
(f) Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


NATIONWIDE BOND INDEX FUND

                                                         INVESTMENT ACTIVITIES                    DISTRIBUTIONS
                                               -------------------------------------  -------------------------------------

                                                                NET
                                                              REALIZED
                                      NET                       AND
                                     ASSET                   UNREALIZED
                                     VALUE,        NET         GAINS        TOTAL
                                   BEGINNING   INVESTMENT     (LOSSES)       FROM         NET         NET
                                       OF        INCOME          ON       INVESTMENT  INVESTMENT   REALIZED       TOTAL
                                     PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES    INCOME       GAINS    DISTRIBUTION
---------------------------------  ----------  -----------  ------------  ----------  -----------  ---------  -------------
CLASS A SHARES
Period Ended October 31, 2000 (d)  $    10.00         0.50          0.08        0.58       (0.50)         -          (0.50)
Year Ended October 31, 2001        $    10.08         0.57          0.93        1.50       (0.57)     (0.08)         (0.65)
Year Ended October 31, 2002        $    10.93         0.47          0.05        0.52       (0.48)     (0.01)         (0.49)

CLASS B SHARES
Period Ended October 31, 2001 (e)  $    10.75         0.02          0.18        0.20       (0.02)         -          (0.02)
Year Ended October 31, 2002        $    10.93         0.41          0.05        0.46       (0.42)     (0.01)         (0.43)

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d)  $    10.00         0.54          0.09        0.63       (0.54)         -          (0.54)
Year Ended October 31, 2001        $    10.09         0.63          0.91        1.54       (0.63)     (0.08)         (0.71)
Year Ended October 31, 2002        $    10.92         0.52          0.05        0.57       (0.53)     (0.01)         (0.54)


                                                                               RATIOS/SUPPLEMENTAL DATA
                                                       ----------------------------------------------------------------------
                                                                                                         RATIO
                                                                                                          OF
                                                                                            RATIO         NET
                                                                                              OF      INVESTMENT
                                                                                RATIO      EXPENSES     INCOME
                                                                                 OF         (PRIOR      (PRIOR
                                                                                 NET          TO          TO
                                                          NET       RATIO    INVESTMENT   REIMBURSE    REIMBURSE
                                     NET                ASSETS       OF        INCOME       MENTS)      MENTS)
                                    ASSET                 AT      EXPENSES     (LOSS)         TO          TO
                                   VALUE,                 END        TO          TO        AVERAGE      AVERAGE
                                     END      TOTAL       OF       AVERAGE     AVERAGE       NET          NET      PORTFOLIO
                                     OF      RETURN     PERIOD       NET         NET        ASSETS      ASSETS      TURNOVER
                                   PERIOD      (a)      (000S)     ASSETS      ASSETS        (b)          (b)         (c)
---------------------------------  -------  ---------  ---------  ---------  -----------  ----------  -----------  ----------
CLASS A SHARES
Period Ended October 31, 2000 (d)  $ 10.08  5.92% (f)  $   8,352  0.81% (g)    6.06% (g)   3.48% (g)     3.39%(g)      35.74%
Year Ended October 31, 2001        $ 10.93 15.28%      $   9,693  0.81%        5.04%       1.12%        4.73%         150.27%
Year Ended October 31, 2002        $ 10.96  5.01%      $  38,447  0.72%        4.29%       0.84%        4.17%         124.75%

CLASS B SHARES
Period Ended October 31, 2001 (e)  $ 10.93  1.85% (f)  $      10  1.41% (g)    3.05% (g)   1.63% (g)    2.83% (g)     150.27%
Year Ended October 31, 2002        $ 10.96  4.38%      $      28  1.33%        3.69%       1.44%        3.58%         124.75%

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d)  $ 10.09  6.47% (f)  $   3,763  0.31% (g)    6.49% (g)  10.87% (g)  (4.07%) (g)      35.74%
Year Ended October 31, 2001        $ 10.92 15.71%      $  45,750  0.31%        5.51%       1.10%        4.72%         150.27%
Year Ended October 31, 2002        $ 10.95  5.46%      $ 185,141  0.31%        4.67%       0.45%        4.53%         124.75%

-------------------------------
(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from October 12, 2001 (commencement of operations) through October 31, 2001.
(f) Not annualized.
(g) Annualized.

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)


BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, D.C.
20549-0102
(The SEC charges a fee to copy any  documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov
THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495


GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------

CORE FIXED INCOME Series

GARTMORE MORLEY CAPITAL ACCUMULATION FUND


GARTMORE FUNDS                                             www.gartmorefunds.com

================================================================================


PROSPECTUS
March 1, 2003


                                [GRAPHIC OMITTED]


                         As with all mutual funds, the Securities and Exchange
                         Commission has not approved or disapproved this Fund's
                         shares or determined whether this prospectus is
GARTMORE                 complete or accurate. To state otherwise is a crime.
--------------------------------------------------------------------------------
LookBEYOND(SM).

TABLE OF CONTENTS


================================================================================


FUND SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Temporary Investments
Principal Investments and Techniques
Other Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Investment Adviser
Portfolio Managers

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . .9
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . .13
Distributions of Income and Capital Gains
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARY


================================================================================


This prospectus provides information about the Gartmore Morley Capital Accumulation Fund (the "Fund") offered by Gartmore Mutual Funds. The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page
6. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT SHARE CLASSES

The Fund has three different share classes-Service Class, Institutional Class and IRA Class. The fees and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying and Selling Fund Shares-Choosing a Share Class" beginning on page 9.

FUND SUMMARY


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and maintaining a stable net asset value per share.

To achieve its objective, under normal conditions, the Fund invests primarily in securities issued by the U.S. Government and its agencies, as well as investment-grade debt securities issued by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund has entered into book value maintenance agreements ("wrap contracts") with one or more financial institutions ("wrap providers") for the purpose of maintaining the Fund's assets at a stable net asset value. The Fund cannot guarantee that the combination of securities and wrap contracts will provide a stable net asset value or current income. The Fund will be managed so that the duration of its securities will be between 2.0 and 3.5 years. The use of wrap contracts is intended to effectively reduce the overall duration of the Fund to zero.

When selecting securities for the Fund, the Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objective of the Fund.

The Fund's portfolio managers expect that careful selection of securities and the use of wrap contracts will enable the Fund to meet its investment objective of a constant net asset value per share, although there can be no guarantee that the Fund will meet its objective.

DURATION a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

INVESTMENT-GRADE DEBT SECURITIES include corporate bonds and other debt securities that have been rated within the four highest rating categories by a nationally recognized rating organization (rating agency) such as Standard & Poor's Corporation or Moody's Investor Services, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their debt investments.

PRINCIPAL RISKS

Because the value of the securities held by the Fund will fluctuate, there is the risk that a shareholder will lose money if the Fund cannot enter into wrap contracts covering all its assets, if there is fluctuation in assets not covered by the wrap contract or if the value of the Fund's wrap contracts otherwise becomes impaired.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. Although the wrap providers do not assume the credit risk associated with the issuer of a debt security held by the Fund, the Fund seeks to limit this risk somewhat by investing a large portion of the Fund's assets in high-grade debt securities.

INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund's use of wrap contracts is intended to eliminate the direct impact of interest rate risk on the Fund's net asset value by offsetting any fluctuation in the value of securities held by the Fund caused by changes in interest rates. However, there can be no assurance that the Fund's use of wrap contracts will be effective, and changes in interest rates may still impact the current yield of the Fund.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from pre- payments at lower rates. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to invest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes and more volatile in price. Extension risk is the risk that anticipated payments on principal may not occur when expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates the anticipated maturity of a security may be extended past

FUND SUMMARY


================================================================================


what the portfolio manager anticipated, affecting the maturity and volatility of the Fund. Under normal conditions, the Fund's use of wrap contracts is expected to offset the effects of prepayment and extension risk on the Fund's net asset value. However, there can be no assurance that the Fund's use of wrap contracts will be effective to eliminate these risks. In addition, prepayments may affect the current yield of the Fund.

RISK OF USING WRAP CONTRACTS. The Fund is subject to risks associated with its use of wrap contracts and their providers. The Fund may be unable to cover all of its securities with wrap contracts. In addition, the credit standing of certain wrap contract providers may deteriorate over time, impairing the value of their contracts, and the Fund may be unable to renegotiate, replace, or provide for successor contracts in a timely or economical manner. If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to increased fluctuation.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 6.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS-SERVICE CLASS SHARES(1)
(YEARS ENDED DECEMBER 31)

2000     5.65%
2001     5.47%
2002     4.19%

Best Quarter:    1.46%    4th qtr. of 2000
Worst Quarter:   0.87%    4th qtr. of 2002

---------------
1    These annual returns do not reflect the effect of taxes.

                                                                      Since
Average annual returns(1) - as of December 31, 2002   1 year   Inception(2)
---------------------------------------------------------------------------
Service Class shares - Before Taxes                     4.19%         5.06%
---------------------------------------------------------------------------
IRA Class shares - Before Taxes                         4.16%         5.04%
---------------------------------------------------------------------------
Institutional Class shares - Before Taxes               4.59%         5.47%
---------------------------------------------------------------------------
Lipper Money Market Fund Index(3)                       1.32%         3.92%
---------------------------------------------------------------------------

---------------
1 These returns reflect performance after expenses are deducted. Please call 1-800-898-0920 for the Fund's current 30-day yield.

2    The Fund commenced operations on February 1, 1999.

3 The Lipper Money Market Fund Index generally reflects the return on selected money market mutual funds maintaining a constant price per share.

FUND SUMMARY


================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.

                                           Service   Institutional     IRA
Shareholder Fees(1)                         Class        Class        Class
(paid directly from your investment)        shares       shares      shares
----------------------------------------------------------------------------
Redemption Fee (as a percentage of
the amount redeemed)(2)                       2.00%           2.00%    2.00%
----------------------------------------------------------------------------
                                           Service   Institutional   IRA
Annual Fund Operating Expenses             Class     Class           Class
(deducted from fund assets)                shares    shares          shares
----------------------------------------------------------------------------
Management Fees(3)                            0.25%           0.25%    0.25%
----------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees      0.25%           None     0.25%
----------------------------------------------------------------------------
Other Expenses(4)                             0.39%           0.26%    0.45%
============================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES(5)       0.89%           0.51%    0.95%

---------------
1 If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.

2 You will be charged a redemption fee equal to 2% of the amount you redeem if the Fund Protection Trigger ("Trigger") is active the day your redemption order is received by the Fund. See "Selling Shares-Redemption fees" on page 11 to determine when the Trigger is considered to be active.

3 Gartmore Morley Capital Management ("GMCM") is currently waiving 0.10% of its management fee. It may discontinue doing so to the extent permitted by the Fund's expense limitation agreement as described below.

4 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

5 GMCM and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, expenses related to wrap contracts, Rule 12b-1 fees and administrative services fees) from exceeding 0.55% for each Class at least through February 29, 2004. The Fund is authorized to reimburse GMCM for management fees previously waived and/or for the cost of other expenses paid by GMCM provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMCM may request and receive reimbursement of fees waived or limited and other reimbursements made by GMCM. Any reimbursement to GMCM must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. No redemption fee is included because it is anticipated that the Trigger will not generally be active. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 year   3 years   5 years   10 years
-----------------------------------------------------------------------------
Service Class shares                   $    91  $    284  $    493  $   1,096
-----------------------------------------------------------------------------
Institutional Class shares             $    52  $    164  $    285  $     640
-----------------------------------------------------------------------------
IRA Class shares                       $    97  $    303  $    525  $   1,166

MORE ABOUT THE FUND


================================================================================


TEMPORARY INVESTMENTS

Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's adviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short- term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to regularity limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following investments and techniques in an effort to increase its returns, protect its assets or diversify its investments. The techniques are subject to certain risks. For additional information about the Fund's investment strategies and techniques, see the Statement of Additional Information ("SAI"). For information on how to obtain a copy of the SAI, see the back cover.

U.S. GOVERNMENT SECURITIES. These securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. Government and securities issued by U.S. Government agencies. These agencies and securities include:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government.
-    The Federal Home Loan Banks.
-    The Federal National Mortgage Association ("FNMA").
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC").
-    The Federal Farm Credit Banks.

Although there is virtually no credit risk with these U.S. government securities, neither the U.S. Government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment and other factors may affect the value of these securities.

INVESTMENT-GRADE BONDS. Investment-grade bonds include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, it may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

MEDIUM-GRADE OBLIGATIONS. Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium- grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by GMCM to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. U.S. Government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations ("CMOs") are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by the U.S. Government or its agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are also subject to interest rate, credit, prepayment and extension risks like mortgage-backed securities.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates

MORE ABOUT THE FUND


================================================================================


change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon the underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their stated maturity date.

These securities are subject to interest rate risk like other securities. They are also subject to basis risk, which is the risk that the value of the security may deteriorate relative to the underlying index. In addition, because they may be callable, these securities are also subject to the risk that they will be repaid prior to their stated maturity and that the repaid principal will be reinvested in a lower interest rate market, reducing the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the securities it would otherwise purchase.

WRAP CONTRACTS. Wrap contracts cover certain assets of the Fund and are intended to reduce or eliminate the volatility of the Fund's net asset value. A wrap contract is an agreement between the Fund and a financial institution, typically a bank or insurance company (a wrap provider), to maintain certain Fund assets at their amortized cost plus accrued interest. Under normal circumstances, the value of a wrap contract is the difference between the aggregate book value and the current market value of covered assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Fund expects to pay an annual premium of between 0.10% and 0.23% on the book value of assets in the Fund that are covered by wrap contracts.

The Fund's return is based on the "crediting rate," which is the rate of return on the portion of the Fund covered by wrap contracts. Although the crediting rate will generally reflect movements in prevailing interest rates, it may be more or less than the prevailing interest rate or the actual income earned on the Fund's covered assets. Therefore, a shareholder may realize more or less than the actual investment return on the assets covered by the wrap contracts.

Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

OTHER RISKS

REGULATORY RISK. The Fund may not be able to maintain a stable net asset value if any governmental or self-regulatory authority determines that it is not appropriate to value wrap contracts as the difference between the market value of the Fund's covered assets and their book value or if the Fund's Board of Trustees determines that such valuation is not appropriate.

MANAGEMENT


================================================================================


INVESTMENT ADVISER

Gartmore Morley Capital Management, Inc. (formerly, Morley Capital Management, Inc.) ("GMCM"), 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. It focuses its investment management business on providing stable value fixed income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc. ("GMFS"). GMFS, an Oregon corporation, is a wholly owned subsidiary of Gartmore Global Investments, Inc. As of December 31, 2002, GMCM and its U.S. affiliates had approximately $30.3 billion in assets under management, of which $10.2 billion was managed by GMCM.

The Fund pays GMCM an annual management fee which is based on the Fund's average daily net assets. The total fee paid by the Fund for the fiscal period ended October 31, 2002, expressed as a percentage of the Fund's average daily net assets, was 0.35%.

PORTFOLIO MANAGERS

Perpetua M. Phillips and Parker D. Bridgeport are co-portfolio managers of the Fund. Ms. Phillips joined GMCM in 1999 and has over twelve years of experience in finance and investments, including management of indexed and total return portfolios. In March 2001, Ms. Phillips also began co-managing the Gartmore Morley Enhanced Income Fund. Prior to joining GMCM, Ms. Philips was a portfolio manager with the Fixed Income Management Group of Brundage Story and Rose (1990-1999). Mr. Bridgeport has sixteen years of experience in finance and investments, including fixed income portfolio management and trading and credit analysis, most recently for GE Financial Assurance where he worked for six years, prior to joining GMCM in June 2001. Mr. Bridgeport also co-manages the Gartmore Morley Enhanced Income Fund. Both Ms. Phillips and Mr. Bridgeport are members of GMCM's Investment & Strategy Committee.

BUYING AND SELLING FUND SHARES


================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes. Each Class is available to a limited group of investors as described below. Service Class and IRA shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by Gartmore Distribution Services, Inc., the Fund's distributor (the Distributor), or paid by the Distributor to brokers for distribution and shareholder services. Service Class and IRA shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

Service Class shares can also be purchased by life insurance company separate accounts to fund the benefits of variable insurance contracts.

In addition, Institutional Class shares are only available for purchase if the institutional investor or any third party associated with such investor does not receive or require any compensation in the form of administrative service or Rule 12b-1 fees.

Qualified (or other retirement) plan-or contract-directed-purchases, exchanges and redemptions are handled in accordance with terms of the retirement plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the retirement plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class or Institutional Class shares should contract their designated financial intermediary directly for details concerning transactions.

To be eligible to purchase shares of the Fund, the plan or other institution must restrict individual participants from transferring assets from the Fund to another fixed income investment option which has a targeted average duration of three years or less or which seeks to maintain a stable value (a "Competing Fund"). Alternatively, if a Competing Fund is an option for participant transfers, participants must be required to transfer assets to an investment option which is not a Competing Fund for a period of at least 90 days before the assets can be transferred into a Competing Fund.

WHO CAN BUY SERVICE CLASS OR INSTITUTIONAL CLASS SHARES

In order to purchase Service Class or Institutional Class shares, a shareholder must be one of the following:

- employee benefit plans qualified under Section 401(a) of the Internal Revenue Code.
-    governmental plans as defined in Section 414(d) of the Internal Revenue
     Code.
- eligible deferred compensation plans as defined in Section 457 of the Internal Revenue Code.
- employee benefit plans qualifying under Section 403(b) of the Internal Revenue Code.
- bank maintained collective investment funds that exclusively hold assets of U.S. employee benefit plans qualified under Section 401(a) of the Internal Revenue Code and are tax exempt under Section 501(a) of the Internal Revenue Code.
-    other plans eligible to invest in bank-maintained collective funds.

WHO CAN BUY IRA CLASS SHARES

IRA shares are offered to investors who wish to purchase the Fund's shares through an individual retirement account (as defined in Sections 408 and 408A of the Code), including a traditional IRA, SEPIRA, ROTH IRA, Coverdale IRA, and a KEOGH plan.

MINIMUM INVESTMENTS-SERVICE CLASS

To open an account                                           $25,000
--------------------------------------------------------------------
Additional investments                                          None
--------------------------------------------------------------------
MINIMUM INVESTMENTS-INSTITUTIONAL CLASS

To open an account                                           $25,000
--------------------------------------------------------------------
Additional investments                                          None
--------------------------------------------------------------------
MINIMUM INVESTMENTS-IRA CLASS

To open an account (including an Automatic
Asset Accumulation Plan)                                      $1,000
--------------------------------------------------------------------
Additional investments                                          $100
--------------------------------------------------------------------
Additional Automatic Asset Accumulation Plan Transaction         $50
--------------------------------------------------------------------

These minimum investment requirements may not apply to certain retirement plans. Call 1-800-848- 0920 for more information. If you purchase shares through an account at a broker, different minimum account requirements may apply.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of one share of the Fund is its "net asset value" ("NAV") next determined after the order is received. No sales charge is imposed on the purchase of any class of the Fund's shares. A separate NAV is calculated for each class of shares of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

BUYING AND SELLING FUND SHARES


================================================================================


The Fund does not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSA"), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may also be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

HOW TO PLACE YOUR PURCHASE ORDER

Eligible entities wishing to purchase Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

If you wish to purchase IRA Class shares, you may purchase the shares using one of the methods below.

BY MAIL. Complete and mail the application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmits funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire the funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers or other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchase, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                  1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and writing instructions and other mutual fund information. Customer Service Representatives are also available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-4920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

BUYING AND SELLING FUND SHARES


================================================================================


SELLING SHARES

You can sell-also known as redeeming-your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable redemption fee as described below) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Although the Fund attempts to maintain a stable net asset value, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale. Your order to sell shares can be made in writing or by telephone (if you authorized telephone transactions on your application).

Generally, we will pay you for shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

If you make a request to sell Service Class or Institutional Class shares in an amount exceeding $250,000 or 1% of the net asset value of the Fund, under extraordinary circumstances the Fund may elect to honor your request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the Fund's Statement of Additional Information.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

SIGNATURE GUARANTEE-IRA CLASS SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past business 10 days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank at which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

REDEMPTION FEES

There is no redemption fee if you request a redemption of shares when the Trigger is not active. If you request a redemption of shares when the Trigger is active, generally a 2% redemption fee will be deducted from your proceeds and retained by the Fund. The Trigger is "active" if the current yield of the Dealer Commercial Paper (90-day) Index (the "Index") (as measured two business days before your request is received by the Fund) exceeds the annualized gross yield of the Fund. The Index is printed daily in The Wall Street Journal. Once activated, the Trigger remains active until the gross yield of the Fund (as measured two business days before your request is received by the Fund) exceeds the yield of the Index plus 0.25%.

Even if the Trigger is "active," your redemption proceeds will not be subject to the 2% redemption fee if, with respect to Service Class or Institutional Class shares, your redemption is due to:

- a plan participant's death, disability, retirement, employment termination, loans, hardships or other withdrawals permitted by the terms of your employee benefit plan; or
- an exchange of your shares for an investment in an investment option that is not considered a Competing Fund.

The Fund uses redemption fees to help minimize the impact that redemptions may have on its performance and to cover a portion of the Fund's related administrative costs. Redemption fees may also discourage market timing by shareholders initiating redemptions to take advantage of short-term movements in interest rates.

For more information about the redemption fee and whether your redemption request may be subject to such fee, call Customer Service at 1-800-848-0920.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your IRA Class shares in any of the ways described below. Signature guarantee may be required under certain

BUYING AND SELLING FUND SHARES


================================================================================


circumstances. Please refer to the section entitled "Signature Guarantee-IRA Class Shares" on page 11. Eligible entities wishing to sell Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY BANK WIRE. Funds can be wired directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE ("ACH"). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been reviewed by the Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore Funds at 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial institutions who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES-IRA CLASS SHARES

If the value of your IRA Class shares falls below $1,000, we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000. Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Service Class and IRA Class shares of the Fund to compensate the Distributor for expenses associated with distributing and selling its shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, the IRA Class and Service Class shares of the Fund pay the Distributor compensation accrued daily and paid monthly. Service Class and IRA Class shares pay an amount, not exceeding on an annual basis, 0.25% (distribution or service fee) of the Class' average daily net assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES


================================================================================

The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal income taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.



DISTRIBUTIONS OF INCOME AND CAPITAL GAINS

The Fund declares dividends of any available income daily and distributes them monthly. If the Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sale of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually and may declare a reverse split of its shares in order to maintain a stable NAV. All income and capital gains distributions will be reinvested in shares of the Fund.

TAX STATUS

If you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Fund's shares are governed by complex tax rules. You should ask your own tax adviser or plan administrator about your own tax situation, including possible state and local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

FINANCIAL HIGHLIGHTS


================================================================================


The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the period ended October 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.

FINANCIAL HIGHLIGHTS


=============================================================================================================================


GARTMORE MORLEY CAPITAL ACCUMULATION FUND

                                                      INVESTMENT ACTIVITIES                   DISTRIBUTIONS
                                               ------------------------------------  ---------------------------------

                                                                NET
                                                             REALIZED
                                                                AND
                                   NET ASSET       NET      UNREALIZED                                                  REVERSE
                                     VALUE,    INVESTMENT      GAINS     TOTAL FROM      NET         NET       TOTAL     STOCK
                                   BEGINNING     INCOME     (LOSSES) ON  INVESTMENT  INVESTMENT   REALIZED   DISTRIBU    SPLIT
                                   OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES    INCOME       GAINS      TIONS      (a)
---------------------------------  ----------  -----------  -----------  ----------  -----------  ---------  ---------  --------
SERVICE CLASS SHARES
Period Ended October 31, 1999 (d)  $    10.00         0.35            -        0.35       (0.35)         -      (0.35)         -
Year Ended October 31, 2000        $    10.00         0.53         0.01        0.54       (0.54)         -      (0.54)         -
Year Ended October 31, 2001        $    10.00         0.55            -        0.55       (0.55)         -      (0.55)         -
Year Ended October 31, 2002        $    10.00         0.44            -        0.44       (0.44)     (0.04)     (0.48)      0.04

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 1999 (d)  $    10.00         0.38            -        0.38       (0.38)         -      (0.38)         -
Year Ended October 31, 2000        $    10.00         0.57         0.01        0.58       (0.58)         -      (0.58)         -
Year Ended October 31, 2001        $    10.00         0.59            -        0.59       (0.59)         -      (0.59)         -
Year Ended October 31, 2002        $    10.00         0.47            -        0.47       (0.47)     (0.04)     (0.51)      0.04

IRA CLASS SHARES
Period Ended October 31, 1999 (d)  $    10.00         0.35            -        0.35       (0.35)         -      (0.35)         -
Year Ended October 31, 2000        $    10.00         0.53         0.01        0.54       (0.54)         -      (0.54)         -
Year Ended October 31, 2001        $    10.00         0.55            -        0.55       (0.55)         -      (0.55)         -
Year Ended October 31, 2002        $    10.00         0.43            -        0.43       (0.43)     (0.04)     (0.47)      0.04


                                                                             RATIOS / SUPPLEMENTAL DATA
                                                       -------------------------------------------------------------------------

                                                                                                     RATIO OF NET
                                                                                                      INVESTMENT
                                                                             RATIO OF     RATIO OF      INCOME
                                                                               NET        EXPENSES      (LOSS)
                                                         NET     RATIO OF   INVESTMENT    (PRIOR TO    (PRIOR TO
                                     NET                ASSETS   EXPENSES     INCOME      REIMBURSE    REIMBURSE
                                    ASSET               AT END      TO       (Loss) to     MENTS)       MENTS)
                                   VALUE,                 OF      AVERAGE     AVERAGE    TO AVERAGE   TO AVERAGE     PORTFOLIO
                                   END OF     TOTAL     PERIOD      NET         NET          NET          NET        TURNOVER
                                   PERIOD    RETURN     (000S)    ASSETS      ASSETS     ASSETS (b)   ASSETS (a)        (c)
---------------------------------  -------  ---------  --------  ---------  -----------  -----------  -----------  -------------
SERVICE CLASS SHARES
Period Ended October 31, 1999 (d)  $ 10.00  3.60% (e)  $  1,051  0.95% (f)    4.74% (f)    6.10% (f)  (0.41%) (f)          8.20%
Year Ended October 31, 2000        $ 10.00      5.52%  $  8,820      0.95%        5.51%        1.80%        4.66%         28.30%
Year Ended October 31, 2001        $ 10.00      5.64%  $ 24,871      0.95%        5.45%        1.23%        5.17%         59.67%
Year Ended October 31, 2002        $ 10.00      4.44%  $ 84,679      0.96%        4.23%        0.98%        4.21%         37.37%

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 1999 (d)  $ 10.00  3.91% (e)  $  5,130  0.55% (f)    5.17% (f)    4.18% (f)    1.54% (f)          8.20%
Year Ended October 31, 2000        $ 10.00      5.93%  $  8,973      0.55%        5.85%        1.47%        4.93%         28.30%
Year Ended October 31, 2001        $ 10.00      6.06%  $ 15,531      0.55%        5.83%        0.83%        5.55%         59.67%
Year Ended October 31, 2002        $ 10.00      4.84%  $ 19,239      0.57%        4.73%        0.61%        4.69%         37.37%

IRA CLASS SHARES
Period Ended October 31, 1999 (d)  $ 10.00  3.60% (e)  $  1,829  0.95% (f)    4.77% (f)    4.65% (f)    1.07% (f)          8.20%
Year Ended October 31, 2000        $ 10.00      5.51%  $  1,867      0.95%        5.38%        1.81%        4.52%         28.30%
Year Ended October 31, 2001        $ 10.00      5.64%  $  2,073      0.95%        5.46%        1.19%        5.22%         59.67%
Year Ended October 31, 2002        $ 10.00      4.41%  $ 38,001      1.01%        4.00%        1.01%        4.00%         37.37%

-------------------------------
(a)  Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For the period from February 1, 1999 (commencement of operations) through October 31, 1999.
(e)  Not annualized.
(f)  Annualized.

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. -9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any  documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT  FILE NO.: 811-08495



Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------

LEADERSHIP Series

Gartmore Nationwide Leaders Fund (formerly Gartmore U.S. Leaders Fund) Gartmore U.S. Growth Leaders Fund
Gartmore Worldwide Leaders Fund


GARTMOREFUNDS                                              www.gartmorefunds.com

================================================================================


PROSPECTUS
March 1, 2003


                                [GRAPHIC OMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.
--------------------------------------------------------------------------------
LookBEYOND(SM).

TABLE OF CONTENTS


================================================================================


FUND SUMMARIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Gartmore Nationwide Leaders Fund
(formerly Gartmore U.S. Leaders Fund)
Gartmore U.S. Growth Leaders Fund
Gartmore Worldwide Leaders Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
Investment Adviser-Gartmore Nationwide Leaders Funds and Gartmore U.S. Growth Leaders Fund
Investment Adviser-Gartmore Worldwide Leaders Fund
Subadviser-Gartmore Worldwide Leaders Fund

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . . . . . . . .    18
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares
Non-U.S. Investors

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . .    27

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES


================================================================================


This prospectus provides information about three funds (the "Funds") offered by Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 14. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

Because these Funds invest in fewer underlying securities than most mutual funds, they each may present substantially higher risks and greater volatility than other funds. Each Fund is not appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Institutional Service Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 18.

FUND SUMMARIES - GARTMORE NATIONWIDE LEADERS FUND
                 (FORMERLY GARTMORE U.S. LEADERS FUND)


================================================================================


OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks a high total return from a concentrated portfolio of U.S. securities.

To achieve its objective, the Fund typically invests at least 80% of its net assets in equity securities of U.S. Leaders, primarily in common stocks and convertible securities. The Fund's portfolio manager generally intends to be fully invested in these securities. The Fund's portfolio manager seeks companies which generally meet one of the following character traits:

-  above average revenue growth,
-  consistent earnings growth,
-  above average earnings growth, or
-  attractive valuation.

The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will primarily invest in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500 Stock Index.

It usually will sell portfolio securities if:

-  The outlook of a company's earnings growth becomes less attractive,
-  More favorable opportunities are identified, or
-  There is a significant increase in share price.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

TOTAL RETURN
Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value.

U.S. LEADERS
A U.S. Leader is defined as a U.S. company with a strong franchise capable of taking advantage of its positioning in the market-place. The rationale for investing in U.S. Leaders arises from the expectation that these companies will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.

MARKET CAPITALIZATION
Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 14.

FUND SUMMARIES - GARTMORE NATIONWIDE LEADERS FUND
                 (FORMERLY GARTMORE U.S. LEADERS FUND)


================================================================================


PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad- based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-derferred arrangements, such as qualified retirement plans.

ANNUAL RETURN-CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)

2002     -5.6%

Best Quarter:     10.22%   1st qtr of 2002
Worst Quarter:   -16.14%   3rd qtr of 2002

---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                                Since
Average annual returns-as of December 31, 2002(1)   1 year   Inception(2)
-------------------------------------------------------------------------
Class A shares - Before Taxes                       -10.94%       -11.18%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -11.09%       -11.33%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        -6.72%        -9.02%
and Sales of Shares(3)
-------------------------------------------------------------------------
Class B shares - Before Taxes                       -10.89%       -10.14%
-------------------------------------------------------------------------
Class C shares - Before Taxes                        -8.06%        -7.34%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes    -5.31%        -5.55%
-------------------------------------------------------------------------
S&P 500 Index(4)                                    -22.10%       -22.10%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 28, 2001.

3 "Class A shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the taxes generated if the shares had been sold.

4 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                               Institutional
Shareholder Fees(1)                                               Service
(paid directly from your         Class A   Class B   Class C       Class
investment)                       shares    shares    shares       shares
-----------------------------------------------------------------------------
Maximum Sales Charge             5.75%(2)  None         1.00%  None
(Load) imposed on
purchases
(as a percentage of
offering price)
-----------------------------------------------------------------------------
Maximum Deferred Sales           None(3)   5.00%(4)  1.00%(5)  None
Charge (Load) imposed
on redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
-----------------------------------------------------------------------------
Redemption/Exchange Fee             2.00%     2.00%     2.00%           2.00%
(as percentage of amount
redeemed or exchanged)(6)
-----------------------------------------------------------------------------
                                                               Institutional
                                                               Service
Annual Fund Operating Expenses   Class A   Class B   Class C   Class
(deducted from Fund assets)      shares    shares    shares    shares
-----------------------------------------------------------------------------
Management Fees                     0.90%     0.90%     0.90%           0.90%
-----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                0.25%     1.00%     1.00%  None
-----------------------------------------------------------------------------
Other Expenses(7)                   3.93%     3.93%     3.93%           4.08%
=============================================================================
TOTAL ANNUAL FUND                   5.08%     5.83%     5.83%           4.98%
OPERATING EXPENSES
-----------------------------------------------------------------------------
Amount of Fee                       3.63%     3.63%     3.63%           3.63%
Waiver/Expense
Reimbursement
=============================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(8)          1.45%     2.20%     2.20%           1.35%

FUND SUMMARIES - GARTMORE NATIONWIDE LEADERS FUND
                 (FORMERLY GARTMORE U.S. LEADERS FUND)


================================================================================


---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges-Class A and Class C shares" on page 20.

3 A contingent deferred sales charge ("CDSC") of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 22, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 20.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 22.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 22.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 30 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 23 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares- Excessive Exchange Activity" on page 25.

7 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.20% for each Class at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A Shares         $714(1)  $  1,705  $  2,694  $   5,160
-------------------------------------------------------------
Class B Shares         $   723  $  1,712  $  2,781  $   5,210
-------------------------------------------------------------
Class C Shares         $   423  $  1,498  $  2,655  $   5,465
-------------------------------------------------------------
Institutional Service
Class Shares           $   137  $  1,170  $  2,203  $   4,787

You would pay the following expenses on the same investment if you did not sell your shares(2):

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B shares  $   223  $  1,412  $  2,581  $   5,210
------------------------------------------------------
Class C shares  $   321  $  1,498  $  2,655  $   5,465

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE U.S. GROWTH LEADERS FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term growth.

To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of U.S. Growth Leaders. The portfolio managers generally intend to be fully invested in these securities. The Fund's portfolio managers look for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies.

Because the Fund is non- diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund will primarily invest in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500 Index.

The Fund's portfolio manager usually will sell portfolio securities if:

-  The outlook of a company's earnings growth becomes less attractive.
-  More favorable opportunities are identified.
-  The price of the security is overvalued.

The Fund will invest 25% or more of its assets in a group of companies in software and related technology industries.

The portfolio managers' buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The portfolio managers participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if the portfolio managers believe that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also invest in indexed/structured securities, options, futures, swaps and other types of derivatives for hedging purposes or non-hedging purposes such as seeking to enhance return. The Fund may also engage in short selling. See the Statement of Additional Information ("SAI") for a discussion of these securities.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

U.S. GROWTH LEADERS
A U.S. Growth Leader is defined as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. The rationale for investing in U.S. Growth Leaders arises from the expectation that these companies, which will demonstrate high growth potential, will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.

MARKET CAPITALIZATION
Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivative contract presents the same types of default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can

FUND SUMMARIES - GARTMORE U.S. GROWTH LEADERS FUND


================================================================================


make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in a group of companies in software and related technology industries. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry of concentration. In addition to these general risk factors, the Fund may be especially susceptible to factors affecting software and other technology-related sectors, such as abrupt or erratic price movements due to the rapid pace of product change and development and significant competition pressures.

PORTFOLIO TURNOVER RISK. The portfolio managers engage in active and frequent trading of all or part of the securities of the Fund if they believe that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund, and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

SHORT SALES RISK. Short sales are the sale of a security the Fund does not currently own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at some later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short and the date the Fund purchases the security to replace the borowed security. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 14.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-derferred arrangements, such as qualified retirement plans.

FUND SUMMARIES - GARTMORE U.S. GROWTH LEADERS FUND


================================================================================


ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

2001     -14.16%
2002     -22.99%

Best Quarter:     34.03%   4th qtr of 2001
Worst Quarter:   -32.08%   1st qtr of 2001

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Since
Average annual returns-as of December 31, 2002(1)   1 year   Inception(2)
-------------------------------------------------------------------------
Class A shares - Before Taxes                       -27.39%       -21.86%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -27.37%       -22.93%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -16.82%       -16.94%
and Sales of Shares(3)
-------------------------------------------------------------------------
Class B shares - Before Taxes                       -27.23%       -21.43%
-------------------------------------------------------------------------
Class C shares - Before Taxes(4)                    -25.02%       -20.65%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes   -22.69%       -19.64%
-------------------------------------------------------------------------
S&P 500 Index(5)                                    -22.10%       -17.06%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on June 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through March 1, 2001 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after waivers and reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The Standard & Poor's 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                               Institutional
Shareholder Fees(1)                                               Service
(paid directly from              Class A   Class B   Class C      Service
your investment)                  shares    shares    shares       shares
-----------------------------------------------------------------------------
Maximum Sales Charge             5.75%(2)     None      1.00%            None
(Load) imposed on
purchases (as a percentage
of offering price)
-----------------------------------------------------------------------------
Maximum Deferred Sales           None(3)   5.00%(4)  1.00%(5)            None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
-----------------------------------------------------------------------------
Redemption/Exchange Fee             2.00%     2.00%     2.00%           2.00%
(as percentage of amount
redeemed or exchanged)(6)
-----------------------------------------------------------------------------
                                                               Institutional
                                                               Service
Annual Fund Operating Expenses   Class A   Class B   Class C   Class
(deducted from Fund assets)      shares    shares    shares    shares
-----------------------------------------------------------------------------
Management Fees(7)                  0.93%     0.93%     0.93%           0.93%
-----------------------------------------------------------------------------
Distribution and/or                 0.25%     1.00%     1.00%            None
Service (12b-1) Fees
-----------------------------------------------------------------------------
Other Expenses(8)                   1.45%     1.45%     1.45%           1.47%
=============================================================================
TOTAL ANNUAL FUND                   2.63%     3.38%     3.38%           2.40%
OPERATING EXPENSES
-----------------------------------------------------------------------------
Amount of Fee                       1.08%     1.08%     1.08%           1.08%
Waiver/Expense
Reimbursement
=============================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(9)          1.55%     2.30%     2.30%           1.32%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges-Class A and Class C shares" on page 20.

FUND SUMMARIES - GARTMORE U.S. GROWTH LEADERS FUND


================================================================================


3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 22, and "Buying, Selling and Exchanging Fund Shares- Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 20.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 22.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 22.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 30 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 23 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares- Excessive Exchange Activity" on page 25.

7 The management fee given above is a base fee and may be higher or lower depending upon the Fund's performance relative to its benchmark, the S&P 500 Index. For more information concerning this Fund, see the section entitled "Management" on page 16.

8 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

9 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.30% for Class A, Class B, Class C and Institutional Service Class shares at least through February 29, 2004. If the maximum amount of 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.80% for Class A, 2.30% for Class B and Class C and 1.55% for Institutional Service Class shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year   3 years   5 years   10 years
--------------------------------------------------------------
Class A shares         $ 724(1)  $  1,249  $  1,799  $   3,293
--------------------------------------------------------------
Class B shares         $   733   $  1,239  $  1,867  $   3,344
--------------------------------------------------------------
Class C shares         $   432   $  1,029  $  1,751  $   3,659
--------------------------------------------------------------
Institutional Service  $   134   $    645  $  1,183  $   2,654
Class shares

You would pay the following expenses on the same investment if you did not sell your shares(2):

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B shares  $   233  $    939  $  1,667  $   3,344
------------------------------------------------------
Class C shares  $   331  $  1,029  $  1,751  $   3,659

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE WORLDWIDE LEADERS FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth.

Gartmore Global Asset Management Trust ("GGAMT"), the Fund's investment adviser, has chosen Gartmore Global Partners ("GGP") as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of companies throughout the world, including the U.S. Some of the companies will be multinational companies operating throughout the world, while others will be located in, and tied economically primarily to, one country. Under normal conditions, the Fund will be invested in securities from at least three different countries.

GGP chooses equity securities of companies that it considers to be "worldwide leaders." Specifically, through its research process, GGP looks to evaluate which industries offer the most attractive growth rates and which companies have earnings growth potential greater than that expected by the stock markets in which the Fund's securities are traded.

Because the Fund is non- diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 30 companies.

GGP primarily invests in equity securities, which may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts for any of the foregoing.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities.

GGP's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs and may lead to additional tax consequences, if it believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

To be successful, GGP must have confidence in its views. GGP achieves this through proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the consensus. GGP generates outperformance by exploiting the gap between its view and the market's.

A "WORLDWIDE LEADER" is a company located anywhere in the world that, based on GGP's assessment, is well positioned to take advantage of growth opportunities in its industry. The "worldwide leaders," in which the Fund will invest, will include equity securities of both companies that GGP believes offer long-term, strategic growth opportunities because of their strong competitive advantage within key growth segments and those of companies that GGP believes offer short-term tactical opportunities based on current circumstances. GGP will vary the combination of securities chosen for the Fund based on market conditions and the opportunities available.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - GARTMORE WORLDWIDE LEADERS FUND


================================================================================


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 30 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities of the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 14.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that certain time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-derferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

2001     -18.78%
2002      -22.5%

Best Quarter:      7.03%   4th qtr of 2001
Worst Quarter:   -18.41%   3rd qtr of 2002

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns-                                         Since
as of December 31, 2002(1)                          1 year   Inception(2)
-------------------------------------------------------------------------
Class A shares - Before Taxes                       -23.45%       -25.58%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -23.45%       -25.58%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -14.40%       -19.57%
and Sale of Shares(3)
-------------------------------------------------------------------------
Class B shares - Before Taxes                       -23.33%       -25.20%
-------------------------------------------------------------------------
Class C shares - Before Taxes(4)                    -20.86%       -24.36%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes   -18.54%       -23.42%
-------------------------------------------------------------------------
Morgan Stanley Capital World Index(5)               -19.54%       -18.13%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on August 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

FUND SUMMARIES - GARTMORE WORLDWIDE LEADERS FUND


================================================================================


4 These returns through March 1, 2001 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The Morgan Stanley Capital International ("MSCI") World Index-an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East-gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                               Institutional
Shareholder Fees(1)                                               Service
(paid directly from your         Class A   Class B   Class C       Class
investment)                       shares    shares    shares       shares
-----------------------------------------------------------------------------
Maximum Sales Charge             5.75%(2)  None         1.00%            None
(Load) imposed on
purchases (as a percentage
of offering price)
-----------------------------------------------------------------------------
Maximum Deferred Sales           None(3)   5.00%(4)  1.00%(5)            None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
-----------------------------------------------------------------------------
Redemption/Exchange Fee             2.00%     2.00%     2.00%           2.00%
(as a percentage of amount
redeemed or exchanged)(6)
-----------------------------------------------------------------------------
                                                               Institutional
                                                               Service
Annual Fund Operating Expenses   Class A   Class B   Class C   Class
(deducted from Fund assets)      shares    shares    shares    shares
-----------------------------------------------------------------------------
Management Fees                     1.00%     1.00%     1.00%           1.00%
-----------------------------------------------------------------------------
Distribution and/or                 0.25%     1.00%     1.00%            None
Service (12b-1) Fees
-----------------------------------------------------------------------------
Other Expenses(7)                   1.14%     1.14%     1.14%           1.14%
=============================================================================
TOTAL ANNUAL FUND                   2.39%     3.14%     3.14%           2.14%
OPERATING EXPENSES
-----------------------------------------------------------------------------
Amount of Fee                       0.74%     0.74%     0.74%           0.74%
Waiver/Expense
Reimbursement
=============================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVER/REIMBURSEMENTS)(8)           1.65%     2.40%     2.40%           1.40%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges-Class A and Class C shares" on page 20.

FUND SUMMARIES - GARTMORE WORLDWIDE LEADERS FUND


================================================================================


3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finders fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 22 and, "Buying, Selling and Exchanging Fund Shares- Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 20.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 22.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 22.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 23 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares- Excessive Exchange Activity" on page 25.

7 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for Class A, B, C and Institutional Service Class shares at least through February 29, 2004. If the maximum amount of 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.90% for Class A, 2.40% for Class B and Class C and 1.65% for Institutional Service Class shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be: You would pay the following expenses on the same investment if you did not sell your shares(2):

                        1 year   3 years   5 years   10 years
--------------------------------------------------------------
Class A shares         $ 733(1)  $  1,211  $  1,714  $   3,091
--------------------------------------------------------------
Class B Shares         $   743   $  1,199  $  1,781  $   3,141
--------------------------------------------------------------
Class C Shares         $   442   $    990  $  1,665  $   3,463
--------------------------------------------------------------
Institutional Service  $   143   $    599  $  1,081  $   2,414
Class Shares

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B Shares  $   243  $    899  $  1,581  $   3,141
------------------------------------------------------
Class C Shares  $   341  $    990  $  1,665  $   3,463

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS


================================================================================


TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The SAI contains additional information about each of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

PREFERRED STOCK. (WORLDWIDE LEADERS) Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. (ALL FUNDS) The Funds may invest in convertible securities-also known as convertibles-which include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non- convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS. (WORLDWIDE LEADERS) A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

SHORT SALES. (U.S. GROWTH LEADERS) In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

DERIVATIVES. (U.S. GROWTH LEADERS) The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures con- tract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

MORE ABOUT THE FUNDS


================================================================================


DEPOSITARY RECEIPTS. (WORLDWIDE LEADERS) A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

REITS. (WORLDWIDE LEADERS) The Fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mort- gage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, home- owners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

PRINCIPAL RISKS

FOREIGN RISK. (WORLDWIDE LEADERS) Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY. General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. The Funds are subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY. A significant portion of a Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

MANAGEMENT


================================================================================


INVESTMENT ADVISER-GARTMORE NATIONWIDE LEADERS FUND AND GARTMORE U.S. GROWTH LEADERS FUND

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of both the Gartmore U.S. Leaders Fund's and the Gartmore U.S. Growth Leaders Fund's assets and supervises the daily business affairs of each Fund. GMF was organized in 1999, and advises mutual funds. As of December 31, 2002, GMF and its U.S. affiliates had approximately $30.3 billion in assets under management, of which $14.7 billion was managed by GMF.

The Gartmore Nationwide Leaders Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended October 31, 2002 - expressed as a percentage of the Fund's average net assets and not taking into account any applicable waivers was 0.60%.

The Gartmore U.S. Growth Leaders Fund pays GMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12% and GMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable* is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

Assets                   Min Fee   Base Fee   Max Fee
------------------------------------------------------
up to $500 million          0.68%      0.90%     1.12%
------------------------------------------------------
500 million-$2 billion      0.62%      0.80%     0.98%
------------------------------------------------------
2 billion or more           0.59%      0.75%     0.91%

---------------
* The total management fee paid by the Fund for the fiscal year ended October 31, 2002-expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers-was 0.93%.

PORTFOLIO MANAGER- GARTMORE NATIONWIDE LEADERS FUND

Simon Melluish is the portfolio manager of the Fund. As portfolio manager, Mr. Melluish is responsible for the day-to-day management of the Fund and selection of the Fund's investments.

Mr. Melluish joined Gartmore Investment Management plc ("GIM"), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently manages the Gartmore GVIT Nationwide Leaders Fund and co-manages the Gartmore Nationwide Fund and the Gartmore GVIT Total Return Fund.

PORTFOLIO MANAGERS-GARTMORE U.S. GROWTH LEADERS FUND

Christopher Baggini and Aaron Harris are the co-portfolio managers of the Fund. As co-portfolio managers, they are responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors.

Mr. Harris joined GMF in April 2000. Prior to joining GMF, Mr. Harris was a portfolio manager managing portions of several portfolios for Nicholas-Applegate Capital Management.

INVESTMENT ADVISER-GARTMORE WORLDWIDE LEADERS FUND

Gartmore Global Asset Management Trust ("GGAMT"), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Gartmore Worldwide Leaders Fund. GGAMT was organized in July 2000, and advises mutual funds and other institutional accounts. As of December 31, 2002, GGAMT and its U.S. affiliates had approximately $30.3 billion in assets under management, of which $34 million was managed by GGAMT.

The Fund pays GGAMT an annual management fee, which is based on the Fund's average daily net assets. The total management fee (including fees paid to subadvisers) paid by the Fund for the fiscal year ended October 31, 2002-expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers-was 1.00%.

MANAGEMENT


================================================================================


SUBADVISER-GARTMORE WORLDWIDE LEADERS FUND

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428, is the subadviser to the Gartmore Worldwide Leaders Fund. Subject to the supervision of GGAMT and the Trustees, GGP manages the Gartmore Worldwide Leaders Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for each the Gartmore Worldwide Leaders Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2002 manages approximately $30.3 billion in assets with its U.S. affiliates.

Out of its management fee, GGAMT paid GGP an annual subadvisory fee for the fiscal year ended October 31, 2002-expressed as a percentage of the Fund's average daily net assets-of 0.50%.

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

PORTFOLIO MANAGEMENT TEAM

Neil Rogan is the leader of the portfolio management team responsible for day-to-day management of the Gartmore Worldwide Leaders Fund. He also manages the Gartmore GVIT Worldwide Leaders Fund and other investment companies not offered in the U.S. Mr. Rogan joined Gartmore Investment Management plc, an affiliate of GGP, as head of Asia Pacific Equities in September 1997. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, US and Global Equities management teams. In January 2001 Mr. Rogan undertook responsibility for the Global Equity Team. Prior to joining Gartmore, Mr. Rogan worked for Touche Remnant, where he specialized in Pacific & Emerging Markets (1982-1985), Flemings in London, where he was appointed head of the Pacific Region Portfolios Group in 1989 (1985-1992) and Jardine Fleming Investment Management in Hong Kong, where he served as a director and senior fund manager
(1992-1997). Mr. Rogan is also an associate member of the UK Society of Investment Professionals.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, the Funds offer different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

     Class A shares
     Class C shares

Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class shares.

Sales charges are paid to the Fund's distributor, Gartmore Distribution Services Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares each pay distribution and/or service fees under a Distribution Plan. These fees are retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A share and are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order in excess of $250,000 for Class B shares and $1,000,000 for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                    Class B shares                      Class C shares
----------------------------------------------------------------------------------------------------------
Front-end sales charge means      No front-end sales charge, so       Front-end sales charge means that
that a portion of your initial    your full investment immediately    a portion of your initial investment
investment goes toward the sales  goes toward buying shares           goes toward the sales charge and
charge, and is not invested                                           is not invested. Front-end Sales
                                                                      Charge on Class C is lower than
                                                                      Class A.
----------------------------------------------------------------------------------------------------------
Reductions and waivers of the     No reductions of the CDSC           Like Class B shares, no reductions
sales charge available            available, but waivers available    of the CDSC are available, but
                                                                      waivers are available
----------------------------------------------------------------------------------------------------------
Lower expenses than Class B       Higher distribution and service     Higher distribution and service
and Class C shares mean           fees than Class A shares mean       fees than Class A shares mean
higher dividends per share        higher fund expenses and lower      higher fund expenses and
                                  dividends per share                 lower dividends per share
----------------------------------------------------------------------------------------------------------
Conversion features are not       After seven years, Class B shares   Unlike Class B shares, Class C
applicable                        convert into Class A shares,        shares do not automatically
                                  which reduces your                  convert into another class
                                  future fund expenses
----------------------------------------------------------------------------------------------------------
No sales charge when shares       CDSC if shares are sold within      CDSC of 1% is applicable if
are sold back to a Fund(1)        six years: 5% in the first year,    shares are sold in
                                  4% in the second, 3% in the         the first year after purchase
                                  third and fourth years, 2% in the
                                  fifth, and 1% in the sixth year
----------------------------------------------------------------------------------------------------------
No maximum investment limit       Investments of $250,000 or more     Investments of $1,000,000 or
                                  may be rejected(2)                  more may be rejected(3)

---------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C Shares.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to such class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-  New Year's Day
-  Martin Luther King, Jr. Day
-  Presidents' Day
-  Good Friday
-  Memorial Day
-  Independence Day
-  Labor Day
-  Thanksgiving Day
-  Christmas Day
-  Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-  It has not received any orders to purchase, sell or exchange shares.
-  Changes in the value of a Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSA"), as the Fund's administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

MINIMUM INVESTMENTS - CLASS A, B & C SHARES

To open an account (per Fund)                                  $2,000
---------------------------------------------------------------------
To open an IRA account (per Fund)                              $1,000
---------------------------------------------------------------------
Additional investments (per Fund)                                $100
---------------------------------------------------------------------
To Start an Automatic Asset Accumulation Plan                  $1,000
---------------------------------------------------------------------
Additional Automatic Asset Accumulation Plan Transaction          $50
---------------------------------------------------------------------

MINIMUM INVESTMENT - INSTITUTIONAL SERVICE CLASS SHARES

To open an account (per Fund)                                 $50,000
---------------------------------------------------------------------
Additional investments (per fund)                                None
---------------------------------------------------------------------

If you purchase shares through an account at a broker different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


IN-KIND PURCHASES. Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for that Fund.

FRONT-END SALES CHARGES CLASS A AND CLASS C SHARES

The chart below shows the Class A front-end sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES
                          Sales Charge         Dealer
                              as a           Commission
                          percentage of         as a
                      --------------------  percentage of
                      Offering    Amount       Offering
Amount of purchase      Price    Invested       Price
---------------------------------------------------------
Less than $50,000        5.75%      6.10%           5.00%
---------------------------------------------------------
50,000 to $99,999        4.75       4.99            4.00
---------------------------------------------------------
100,000 to $249,999      3.50       3.63            3.00
---------------------------------------------------------
250,000 to $499,999      2.50       2.56            2.00
---------------------------------------------------------
500,000 to $999,999      2.00       2.04            1.75
---------------------------------------------------------
1 million or more        None       None            None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more Gartmore Funds (including the Funds) at one time, or you can utilize the Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The table above shows how the
     --------------------------------------------
     sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
     ----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund) Class A shares, possibly reducing the sales charge.

-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     ----------------------------
     Funds Class A shares (except the Gartmore Money Market Fund) you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest the proceeds, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for deter- mining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchases:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor, to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following:

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GGAMT, GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperatives, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check order made payable to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts.

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BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                   1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-4920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear. A Fund may also delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about the Funds' ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

SIGNATURE GUARANTEE - CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-  if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON  CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                 1       2       3       4       5       6   7 years
Sale within   year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                    $1 million to   $4 million to   $25 million
Amount of Purchase  $   3,999,999   $  24,999,999       or more
----------------------------------------------------------------
Amount of CDSC               1.00%           0.50%         0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. Also, we will waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

REDEMPTION FEES

A Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) of the Gartmore Nationwide Leaders and Gartmore U.S. Growth Leaders Funds after holding them for less than 30 days and of the Gartmore Worldwide Leaders Fund after holding them for less than 90 days. The redemption fee is paid directly to the appropriate Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B and Class C shares" above. Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 26.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund writ- ten notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website, www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES - CLASS A, B AND C SHARES

If the value of your Class A, B, or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Class               As a % of daily net assets
---------------------------------------------------
Class A shares  0.25% (distribution or service fee)
---------------------------------------------------
Class B shares  1.00% (0.25% service fee)
---------------------------------------------------
Class C shares  1.00% (0.25% service fee)

Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund or any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


investment requirement. For example, you can exchange Class A shares of a Fund for Class A shares of any other fund within the Gartmore Funds, but you can not exchange Class A shares for Class B, Class C or Institutional Service Class shares of another Fund.

Generally there is no sales charge for exchanges of Class B, Class C or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund (including a Fund) and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information). If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held the Class B or Class C (or Class A) shares prior to the exchange into the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes- Exchanging Fund Shares" on page 26.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 21 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds (including the Funds) may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                              Exchange Fee
------------------------------------------------------------------------------
Gartmore Emerging Markets Fund . . . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore International Growth Fund . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore International Small Cap Growth Fund . . . . . . . . . . . . . . 2.00%

Gartmore Global Financial Services Fund . . . . . . . . . . . . . . . . .2.00%

Gartmore Global Utilities Fund . . . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore Global Health Sciences Fund . . . . . . . . . . . . . . . . . . 2.00%

Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . . . . . . . . .2.00%

Gartmore Nationwide Leaders Fund . . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . . . . . . . . .2.00%

Gartmore Global Technology and Communications Fund . . . . . . . . . . . 2.00%

Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . . . . . . . . 1.50%

Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . . . . . . . . 1.50%

Gartmore Millennium Growth Fund . . . . . . . . . . . . . . . . . . . . .1.50%

Gartmore Value Opportunities Fund . . . . . . . . . . . . . . . . . . . .1.50%

Nationwide Small Cap Fund . . . . . . . . . . . . . . . . . . . . . . . .1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES


================================================================================

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of securities over any losses from sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are other- wise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are tax- able as such no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maxi- mum rate of 20%. The tax status of capital gains distributed to you during the year will be reported on a Form 1099. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your tax- able distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long- term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding of estate tax and are subject to special U.S. tax certification requirements

FINANCIAL HIGHLIGHTS


================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions and no sales charges). Information for the period ended October 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request. All other information has been audited by other auditors.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE NATIONWIDE LEADERS FUND


                                                                       INVESTMENT ACTIVITIES                DISTRIBUTIONS
                                                              --------------------------------------  -----------------------
                                                                  NET
                                                                REALIZED
                                        NET                       AND                                                   NET
                                       ASSET         NET       UNREALIZED      TOTAL                                   ASSET
                                       VALUE,    INVESTMENT      GAINS         FROM          NET                      VALUE,
                                     BEGINNING     INCOME     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF
                                     OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
-----------------------------------  ----------  -----------  ------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2002 (d)    $    10.00        0.02         (0.55)       (0.53)       (0.01)          (0.01)  $  9.46

CLASS B SHARES
Period Ended October 31, 2002 (d)    $    10.00       (0.05)        (0.55)       (0.60)           -               -   $  9.40

CLASS C SHARES
Period Ended October 31, 2002 (d)    $    10.00       (0.05)        (0.55)       (0.60)           -               -   $  9.40

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)    $    10.00        0.03         (0.55)       (0.52)       (0.01)          (0.01)  $  9.47


                                                                               RATIOS / SUPPLEMENTAL DATA
                                                            ---------------------------------------------------------------------
                                                                                                         RATIO
                                                                                       RATIO             OF NET
                                                                      RATIO OF NET       OF            INVESTMENT
                                                                       INVESTMENT      EXPENSES          INCOME
                                                    NET     RATIO OF     INCOME       (PRIOR TO          (LOSS)
                                                   ASSETS   EXPENSES     (LOSS)     REIMBURSEMENTS)    (PRIOR TO
                                                     AT        TO          TO             TO         REIMBURSEMENTS)
                                        TOTAL      END OF    AVERAGE     AVERAGE        AVERAGE        TO AVERAGE      PORTFOLIO
                                       RETURN      PERIOD      NET         NET            NET              NET         TURNOVER
                                         (a)       (000S)    ASSETS      ASSETS       ASSETS (b)       ASSETS (b)         (c)
-----------------------------------  -----------  --------  ---------  -----------  ---------------  ---------------  -----------
CLASS A SHARES
Period Ended October 31, 2002 (d)    (5.34%) (e)  $    891  1.45% (f)    0.23% (f)        4.93% (f)      (3.25%) (f)       60.54%

CLASS B SHARES
Period Ended October 31, 2002 (d)    (6.00%) (e)  $    317  2.20% (f)  (0.58%) (f)        5.78% (f)      (4.16%) (f)       60.54%

CLASS C SHARES
Period Ended October 31, 2002 (d)    (6.00%) (e)  $    243  2.21% (f)  (0.60%) (f)        5.80% (f)      (4.19%) (f)       60.54%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)    (5.23%) (e)  $    778  1.32% (f)    0.39% (f)        4.74% (f)      (3.03%) (f)       60.54%

-------------------------------
(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date the net asset value was
    $10.11 per share for all classes which resulted in returns of (6.37%), (7.02%), (7.02%) and (6.26%) for Class A shares,
    Class B shares, Class C shares and Institutional Service Class shares, respectively.
(e) Not annualized.
(f) Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE U.S. GROWTH LEADERS FUND

                                                                      INVESTMENT ACTIVITIES               DISTRIBUTIONS
                                                              ------------------------------------  -----------------------
                                                                  NET
                                                                REALIZED
                                        NET                       AND                                                 NET
                                       ASSET         NET       UNREALIZED      TOTAL                                 ASSET
                                       VALUE,    INVESTMENT      GAINS         FROM         NET                     VALUE,
                                     BEGINNING     INCOME     (LOSSES) ON   INVESTMENT   REALIZED       TOTAL       END OF
                                     OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES     GAINS    DISTRIBUTIONS   PERIOD
-----------------------------------  ----------  -----------  ------------  -----------  ---------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d)    $    10.00       (0.01)         1.65         1.64          -               -   $ 11.64
Year Ended October 31, 2001          $    11.64       (0.08)        (5.13)       (5.21)     (0.41)          (0.41)  $  6.02
Year Ended October 31, 2002          $     6.02       (0.07)        (0.46)       (0.53)         -               -   $  5.49

CLASS B SHARES
Period Ended October 31, 2000 (d)    $    10.00       (0.03)         1.65         1.62          -               -   $ 11.62
Year Ended October 31, 2001          $    11.62       (0.11)        (5.14)       (5.25)     (0.41)          (0.41)  $  5.96
Year Ended October 31, 2002          $     5.96       (0.12)        (0.44)       (0.56)         -               -   $  5.40

CLASS C SHARES
Period Ended October 31, 2001 (e)    $     6.45       (0.04)        (0.41)       (0.45)         -               -   $  6.00
Year Ended October 31, 2002 (f)      $     6.00       (0.12)        (0.44)       (0.56)         -               -   $  5.44

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $    10.00           -          1.66         1.66          -               -   $ 11.66
Year Ended October 31, 2001          $    11.66       (0.06)        (5.13)       (5.19)     (0.41)          (0.41)  $  6.06
Year Ended October 31, 2002 (f)      $     6.06       (0.06)        (0.46)       (0.52)         -               -   $  5.54


                                                                               RATIOS / SUPPLEMENTAL DATA
                                                            ----------------------------------------------------------------------
                                                                          RATIO
                                                                         OF NET                       RATIO OF NET
                                                                       INVESTMENT                      INVESTMENT
                                                    NET     RATIO OF     INCOME        RATIO OF          INCOME
                                                   ASSETS   EXPENSES     (LOSS)        EXPENSES          (LOSS)
                                                   AT END      TO          TO          (PRIOR TO        (PRIOR TO
                                        TOTAL        OF      AVERAGE     AVERAGE    REIMBURSEMENTS)  REIMBURSEMENTS)
                                       RETURN      PERIOD      NET         NET        TO AVERAGE       TO AVERAGE      PORTFOLIO
                                         (a)       (000S)    ASSETS      ASSETS     NET ASSETS (b)   NET ASSETS (b)   TURNOVER (c)
-----------------------------------  -----------  --------  ---------  -----------  ---------------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d)     16.40% (g)  $  1,411  1.20% (h)  (0.30%) (h)        8.29% (h)      (7.39%) (h)       124.62%
Year Ended October 31, 2001             (45.81%)  $  1,195      1.60%      (1.04%)            7.91%          (7.35%)       944.67%
Year Ended October 31, 2002              (8.80%)  $  1,356      1.57%      (1.20%)            3.04%          (2.67%)       773.95%

CLASS B SHARES
Period Ended October 31, 2000 (d)     16.20% (g)  $    804  1.70% (h)  (0.83%) (h)        9.20% (h)      (8.33%) (h)       124.62%
Year Ended October 31, 2001             (46.25%)  $    772      2.20%      (1.66%)            8.84%          (8.30%)       944.67%
Year Ended October 31, 2002              (9.40%)  $    719      2.26%      (1.89%)            3.88%          (3.51%)       773.95%

CLASS C SHARES
Period Ended October 31, 2001 (e)    (6.98%) (g)  $      9  2.20% (h)  (1.77%) (h)        9.87% (h)      (9.44%) (h)       944.67%
Year Ended October 31, 2002 (f)          (9.33%)  $     16      2.27%      (1.89%)            3.69%          (3.31%)       773.95%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)     16.60% (g)  $    777  0.75% (h)    0.12% (h)        8.14% (h)      (7.27%) (h)       124.62%
Year Ended October 31, 2001             (45.55%)  $    449      1.30%      (0.75%)            7.39%          (6.84%)       944.67%
Year Ended October 31, 2002 (f)          (8.58%)  $    853      1.32%      (0.95%)            2.52%          (2.15%)       773.95%

-------------------------------
(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f) Net investment income (loss) is based on average shares outstanding during the period.
(g) Not annualized.
(h) Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE WORLDWIDE LEADERS FUND

                                                                     INVESTMENT ACTIVITIES
                                                              -----------------------------------  ----------------------
                                                                  NET                                              NET
                                        NET                   REALIZED AND                  NET                   ASSETS
                                       ASSET         NET       UNREALIZED       TOTAL      ASSET                  AT END
                                       VALUE,    INVESTMENT       GAINS         FROM      VALUE,      TOTAL         OF
                                     BEGINNING     INCOME      (LOSSES) ON   INVESTMENT   END OF      RETURN      PERIOD
                                     OF PERIOD     (LOSS)      INVESTMENTS   ACTIVITIES   PERIOD       (a)        (000S)
-----------------------------------  ----------  -----------  -------------  -----------  -------  ------------  --------
CLASS A SHARES
Period Ended October 31, 2000 (d)    $    10.00           -          (0.88)       (0.88)  $  9.12   (8.80%) (f)  $  1,542
Year Ended October 31, 2001          $     9.12       (0.01)         (2.85)       (2.86)  $  6.26      (31.36%)  $  1,096
Year Ended October 31, 2002          $     6.26           -          (0.76)       (0.76)  $  5.50      (12.14%)  $  1,046

CLASS B SHARES
Period Ended October 31, 2000 (d)    $    10.00           -          (0.89)       (0.89)  $  9.11   (8.90%) (f)  $  1,519
Year Ended October 31, 2001          $     9.11       (0.06)         (2.85)       (2.91)  $  6.20      (31.94%)  $  1,051
Year Ended October 31, 2002          $     6.20       (0.04)         (0.75)       (0.79)  $  5.41      (12.74%)  $    936

CLASS C SHARES
Period Ended October 31, 2001 (e)    $     7.77       (0.02)         (1.52)       (1.54)  $  6.23  (19.82%) (f)  $     20
Year Ended October 31, 2002          $     6.23       (0.04)         (0.75)       (0.79)  $  5.44      (12.68%)  $     19

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $    10.00        0.01          (0.89)       (0.88)  $  9.12   (8.80%) (f)  $  1,521
Year Ended October 31, 2001          $     9.12        0.01          (2.84)       (2.83)  $  6.29      (31.03%)  $  1,048
Year Ended October 31, 2002          $     6.29        0.01          (0.76)       (0.75)  $  5.54      (11.92%)  $  1,133


                                                            RATIOS / SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------------------
                                                  RATIO OF NET      RATIO OF         RATIO OF NET
                                      RATIO OF     INVESTMENT       EXPENSES      INVESTMENT INCOME
                                      EXPENSES    INCOME (LOSS)     (PRIOR TO      (LOSS) (PRIOR TO
                                     TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                                         NET           NET         TO AVERAGE         TO AVERAGE       PORTFOLIO
                                       ASSETS        ASSETS      NET ASSETS (b)     NET ASSETS (b)    TURNOVER (c)
-----------------------------------  -----------  -------------  ---------------  ------------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d)      1.68% (g)      0.05% (g)        6.74% (g)         (5.01%) (g)        21.59%
Year Ended October 31, 2001                1.75%        (0.19%)            5.71%             (4.15%)        34.57%
Year Ended October 31, 2002                1.69%        (0.03%)            2.60%             (0.94%)       467.35%

CLASS B SHARES
Period Ended October 31, 2000 (d)      2.26% (g)    (0.53%) (g)        7.47% (g)         (5.74%) (g)        21.59%
Year Ended October 31, 2001                2.35%        (0.78%)            6.47%             (4.90%)        34.57%
Year Ended October 31, 2002                2.39%        (0.72%)            3.36%             (1.69%)       467.35%

CLASS C SHARES
Period Ended October 31, 2001 (e)      2.35% (g)    (1.04%) (g)        7.40% (g)         (6.09%) (g)        34.57%
Year Ended October 31, 2002                2.39%        (0.71%)            3.41%             (1.73%)       467.35%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)      1.36% (g)      0.37% (g)        6.45% (g)         (4.72%) (g)        21.59%
Year Ended October 31, 2001                1.42%          0.13%            5.44%             (3.89%)        34.57%
Year Ended October 31, 2002                1.42%          0.25%            2.34%             (0.67%)       467.35%

-------------------------------
(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f) Not annualized.
(g) Annualized.

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any  documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT  FILE NO.: 811-08495



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

--------------------------------------------------------------------------------
INTERNATIONAL Series

Gartmore International Growth Fund
Gartmore International Small Cap Growth Fund
Gartmore Emerging Markets Fund


GARTMORE FUND                                          www.gartmorefunds.com

================================================================================


PROSPECTUS
March 1, 2003


                               [GRAPHIC OMMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
Gartmore                      To state otherwise is a crime.

--------------------------------------------------------------------------------
LOOK BEYOND(SM)

TABLE OF CONTENTS


================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Gartmore International Growth Fund
Gartmore International Small Cap Growth Fund
Gartmore Emerging Markets Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
Investment Adviser
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . . . . . . . .  18
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . .  27
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares
Non-U.S. Investors

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES


================================================================================


This prospectus provides information about three funds (the "Funds") offered by Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 15. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

Since each of the Funds invests primarily in securities of international companies, each Fund may present substantially higher risks and greater volatility than most mutual funds. The Funds are not appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Institutional Service Class. The Gartmore International Small Cap Growth Fund has a fifth share class-the Institutional Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 18.

FUND SUMMARIES-GARTMORE INTERNATIONAL GROWTH FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Gartmore Global Asset Management Trust ("GGAMT"), the Fund's investment adviser, has chosen Gartmore Global Partners ("GGP"), as subadviser, to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests in equity securities of established companies that are tied economically to a number of countries thoughout the world, other than the United States. GGP selects regions or countries, and companies it believes have the potential for unexpected growth.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts. The Fund may also utilize derivatives, primarily futures, in order to manage short-term investments from certain investors and to protect the Fund from market timing activity by reducing portfolio transaction activity costs.

GGP's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if GGP believes that either the long-or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information ("SAI") for a discussion of these securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

To be successful, GGP must have confidence in its views. GGP achieves this through proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the consensus. GGP generates outperformance by exploiting the gap between its view and the market's.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund

FUND SUMMARIES-GARTMORE INTERNATIONAL GROWTH FUND


================================================================================


may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 15.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)


2001    -23.49%
2002    -17.93%


Best quarter:        8.40%      4th qtr. of 2001
Worst quarter:     -20.96%      3rd qtr. of 2002

----------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1) -                                           Since
as of December 31, 2002                              One Year   Inception(2)
----------------------------------------------------------------------------
 Class A shares - Before Taxes                         -22.64%       -25.10%
----------------------------------------------------------------------------
 Class A shares - After Taxes on Distributions         -22.64%       -25.10%
----------------------------------------------------------------------------
 Class A shares - After Taxes on Distributions
 and Sale of Shares(3)                                 -13.90%       -19.23%
----------------------------------------------------------------------------
 Class B shares - Before Taxes                         -22.66%       -24.78%
----------------------------------------------------------------------------
 Class C shares - Before Taxes(4)                      -20.29%       -23.93%
----------------------------------------------------------------------------
 Institutional Service Class shares - Before Taxes     -17.70%       -22.93%
----------------------------------------------------------------------------
 Morgan Stanley Capital International (MSCI)
 All Country World Index Free ex US5                   -14.67%       -17.50%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on August 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through March 1, 2001 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.


                                                                               4

FUND SUMMARIES-GARTMORE INTERNATIONAL GROWTH FUND


================================================================================


5 The MSCI All Country World Index Free ex US is an unmanaged index that contains global companies that are replicas of their local markets not including any securities in the United States. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                             Institutional
Shareholder Fees(1)                                                Service
(paid directly from            Class A   Class B   Class C           Class
your investment)                shares    shares    shares          shares
---------------------------------------------------------------------------
 Maximum Sales Charge
 (Load) imposed upon
 purchases (as a percentage
 of offering price)            5.75%(2)  None         1.00%           None
---------------------------------------------------------------------------
 Maximum Deferred Sales
 Charge (Load) imposed
 on redemptions (as a
 percentage of original
 purchase price or sale
 proceeds, as applicable)      None(3)   5.00%(4)  1.00%(5)           None
---------------------------------------------------------------------------
 Redemption/Exchange Fee
 (as a percentage of amount
 redeemed or exchanged)(6)        2.00%     2.00%     2.00%           2.00%
---------------------------------------------------------------------------

                                                              Institutional
 Annual Fund Operating                                              Service
 Expenses (deducted            Class A   Class B   Class C            Class
 from Fund assets)             shares    shares    shares            shares
---------------------------------------------------------------------------
 Management Fees                  1.00%     1.00%     1.00%           1.00%
---------------------------------------------------------------------------
 Distribution and/or Service
 (12b-1) Fees                     0.25%     1.00%     1.00%            None
---------------------------------------------------------------------------
 Other Expenses(7)                0.72%     0.72%     0.72%           0.72%
===========================================================================
 TOTAL ANNUAL FUND
 OPERATING EXPENSES               1.97%     2.72%     2.72%           1.72%
---------------------------------------------------------------------------
 Amount of Fee
 Waiver/Expense
 Reimbursement                    0.32%     0.32%     0.32%           0.32%
===========================================================================
 TOTAL ANNUAL
 FUND OPERATING
 EXPENSES (AFTER
 WAIVERS/REIMBURSEMENTS)(8)       1.65%     2.40%     2.40%           1.40%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges-Class A and Class C shares" on page 20.

3 A contingent deferred sales charge (CSDC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 23, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 20.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 23.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 23.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 24 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 25.

7 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for Class A, Class B, Class C and Institutional Service Class shares at least through February 29, 2004. If the maximum amount of Rule 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.90% for Class A, 2.40% for Class B and Class C and 1.65% for Institutional Service Class shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of other expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FUND SUMMARIES-GARTMORE INTERNATIONAL GROWTH FUND


================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year   3 years   5 years   10 years
---------------------------------------------------------------
 Class A Shares         $ 733(1)  $  1,129  $  1,548  $   2,715
---------------------------------------------------------------
 Class B Shares         $   743   $  1,114  $  1,611  $   2,758
---------------------------------------------------------------
 Class C Shares         $   442   $    906  $  1,497  $   3,098
---------------------------------------------------------------
 Institutional Service
 Class Shares           $   143   $    511  $    903  $   2,004

You would pay the following expenses on the same investment if you did not sell your shares(2):

                         1 year    3 years   5 years   10 years
---------------------------------------------------------------
 Class B Shares         $   243   $    814  $  1,411  $   2,758
---------------------------------------------------------------
 Class C Shares         $   341   $    906  $  1,497  $   3,098

----------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND


================================================================================


OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth by investing primarily in equity securities of small capitalization companies that are located outside of the United States.

GGAMT, the Fund's investment adviser, has chosen GGP as a subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities issued by small capitalization companies. The Fund may make investments in any of the foreign countries across the globe and will invest its assets in investments that are tied economically to a number of countries thoughout the world, not including the United States. GGP selects regions or countries, and companies they believe have the potential to exceed market growth expectations.

GGP considers a small capitalization company to be a company whose market capitalization is generally within the range of those companies represented by the Morgan Stanley Capital International ("MSCI") Developed Countries Europe, Australasia and Far East ("EAFE") Small Cap Index (small cap companies). The MSCI Developed Countries EAFE Small Cap Index is an index consisting of approximately 980 companies and is generally representative of the securities of small cap companies of international stock markets located outside the United States. As of December 31, 2002, the market capitalizations for companies in the MSCI Developed Countries EAFE Small Cap Index ranged from approximately $42 million to $2.3 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the MSCI Developed Countries EAFE Small Cap Index, at any given time, may be higher or lower.

The market capitalization of some companies in which the Fund invests may, after purchase, grow so that their market capitalization is no longer in the range represented by the MSCI Developed Countries EAFE Small Cap Index. Although the Fund will not purchase any more of this stock unless the company's market capitalization again falls in the Index's range, the Fund will consider this stock to be small cap for purposes of its commitment to invest 80% of its net assets in securities of small cap companies.

The Fund invests primarily in equity securities which may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, convertible securities, and depositary receipts.

GGP's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if GGP believes that either the long-or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

To be successful, GGP must have confidence in its views. GGP achieves this through proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the consensus. GGP generates outperformance by exploiting the gap between its view and the market's.

MARKET CAPITALIZATION
Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization

FUND SUMMARIES-GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND


================================================================================


or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in the securities of smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 15.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

2001     -30.43%
2002     -20.94%

Best quarter:       12.32%     4th qtr. of 2001
Worst quarter:     -24.70%     3rd qtr. of 2001

----------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1) -                                            Since
  as of December 31, 2002                            One Year   Inception(2)
----------------------------------------------------------------------------
 Class A shares - Before Taxes                         -25.50%       -27.36%
----------------------------------------------------------------------------
 Class A shares - After Taxes on Distributions         -25.50%       -27.36%
----------------------------------------------------------------------------
 Class A shares - After Taxes on Distributions
 and Sale of Shares(3)                                 -15.66%       -21.10%
----------------------------------------------------------------------------
 Class B shares - Before Taxes                         -25.44%       -26.85%
----------------------------------------------------------------------------
 Class C shares - Before Taxes(4)                      -23.19%       -26.10%
----------------------------------------------------------------------------
 Institutional Service Class shares - Before Taxes     -20.71%       -24.94%
----------------------------------------------------------------------------
 Institutional Class shares - Before Taxes             -20.65%       -24.81%
----------------------------------------------------------------------------
 MSCI Developed Countries EAFE Small Cap Index(5)       -9.58%       -11.97%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 29, 2000.


                                                                               8

FUND SUMMARIES-GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND


================================================================================


3 The performance for "Class A shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through March 1, 2001 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The MSCI Developed Countries EAFE Small Cap Index is an unmanaged index that is generally representative of the small-capitalization securities of international stock markets located outside the United States. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                            Institutional
Shareholder Fees(1)                                               Service   Institutional
(paid directly from           Class A   Class B   Class C           Class           Class
your investment)               shares    shares    shares          shares          shares
------------------------------------------------------------------------------------------
 Maximum Sales Charge
 (Load) imposed upon
 purchases (as a percentage
 of offering price)           5.75%(2)  None         1.00%            None            None
------------------------------------------------------------------------------------------
 Maximum Deferred Sales
 Charge (Load) imposed
 on redemptions (as a
 percentage of original
 purchase price or sale
 proceeds, as applicable)     None(3)   5.00%(4)  1.00%(5)            None            None
------------------------------------------------------------------------------------------
 Redemption/Exchange Fee
 (as a percentage
 of amount redeemed
 or exchanged)(6)                2.00%     2.00%     2.00%           2.00%           2.00%
------------------------------------------------------------------------------------------

                                                             Institutional
 Annual Fund Operating                                             Service  Institutional
 Expenses (deducted           Class A   Class B   Class C            Class           Class
 from Fund assets)            shares    shares    shares            shares          shares
------------------------------------------------------------------------------------------
 Management Fees                 1.10%     1.10%     1.10%           1.10%           1.10%
------------------------------------------------------------------------------------------
 Distribution and/or
 Service (12b-1) Fees            0.25%     1.00%     1.00%            None            None
------------------------------------------------------------------------------------------
 Other Expenses(7)               1.67%     1.67%     1.67%           1.67%           1.67%
==========================================================================================
 TOTAL ANNUAL FUND
 OPERATING EXPENSES              3.02%     3.77%     3.77%           2.77%           2.77%
------------------------------------------------------------------------------------------
 Amount of Fee
 Waiver/Expense
 Reimbursement                   1.40%     1.40%     1.40%           1.40%           1.40%
==========================================================================================
 TOTAL ANNUAL
 FUND OPERATING
 EXPENSES (AFTER
 WAIVERS/REIMBURSEMENTS)(8)      1.62%     2.37%     2.37%           1.37%           1.37%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges-Class A and Class C sales charges" on page 20.


                                                                               9

FUND SUMMARIES-GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND


================================================================================


3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 23, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 20.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 23.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 23.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 24 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares- Excessive Exchange Activity" on page 25.

7 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.37% for Class A, Class B, Class C, Institutional Service Class and Institutional Class shares at least through February 29, 2004. If the maximum amount of Rule 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.87% for Class A, 2.37% for Class B and Class C and 1.62% for Institutional Service Class shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of other expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 year   3 years   5 years   10 years
----------------------------------------------------------------------------
 Class A Shares                      $ 730(1)  $  1,330  $  1,955  $   3,627
----------------------------------------------------------------------------
 Class B Shares                      $   740   $  1,323  $  2,026  $   3,673
----------------------------------------------------------------------------
 Class C Shares                      $   439   $  1,113  $  1,908  $   3,982
----------------------------------------------------------------------------
 Institutional Service Class Shares  $   139   $    726  $  1,340  $   2,997
----------------------------------------------------------------------------
 Institutional Class Shares          $   139   $    726  $  1,340  $   2,997

You would pay the following expenses on the same investment if you did not sell your shares(2):

                                      1 year    3 years   5 years   10 years
----------------------------------------------------------------------------
 Class B Shares                      $   240   $  1,023  $  1,826  $   3,673
----------------------------------------------------------------------------
 Class C Shares                      $   338   $  1,113  $  1,908  $   3,982

----------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Institutional Class and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE EMERGING MARKETS FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of companies located in emerging market countries.

GGAMT, the Fund's investment adviser, has chosen GGP, as subadviser, to manage the Fund's portfolio on a day-to-day basis. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. GGP selects regions or countries and companies it believes have the potential to deliver unexpected earnings growth.

GGP looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that it believes might be politically or economically unstable.

The Fund invests primarily in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, derivative securities and depository receipts. The Fund also utilizes derivatives, primarily futures, in order to manage short-term investments from certain investors and to protect the Fund from market timing activity by reducing portfolio transaction costs.

The Fund may invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

To be successful, GGP must have confidence in its views. GGP achieves this through proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the consensus. GGP generates outperformance by exploiting the gap between its view and the market's.

EMERGING MARKETS

Emerging market countries are countries that

- Have been defined as emerging market countries by the International Finance Corporation,
-    Have a low-to-middle income economy according to the World Bank, or
-    Are listed as developing countries in World Bank publications.

There are more than 25 countries that currently qualify as emerging market countries, including Brazil, China, Korea, Mexico and Taiwan.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

EMERGING MARKETS RISK. The Fund invests primarily in equity securities of companies in emerging market countries, including securities denominated in foreign currencies. Those investments involve special risks and are generally riskier than domestic investments and other kinds of foreign investments, particularly because emerging market countries may be less stable from a political and economic standpoint than other countries. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. It may also be more difficult to buy and sell securities in emerging market countries. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the Fund invests are subject to significant changes in value due to exchange rate fluctuations.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

FUND SUMMARIES-GARTMORE EMERGING MARKETS FUND


================================================================================


RISK OF HOLDING A SMALLER NUMBER OF SECURITIES. The Fund generally holds 80 to 100 stocks (other equity funds typically hold more securities than the Fund). Because of this greater concentration, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 15.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)


     2001      0.6%
     2002     -6.1%

Best quarter:     32.73%      4th qtr. of 2001
Worst quarter:   -25.64%      3rd qtr. of 2001

-----------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES-GARTMORE EMERGING MARKETS FUND


================================================================================


Average annual returns(1) -                                           Since
  as of December 31, 2002                            One Year   Inception(2)
----------------------------------------------------------------------------
 Class A shares - Before Taxes                         -11.49%       -16.61%
----------------------------------------------------------------------------
 Class A shares - After Taxes on Distributions         -11.49%       -16.63%
----------------------------------------------------------------------------
 Class A shares - After Taxes on Distributions and
 Sale of Shares(3)                                      -7.06%       -12.95%
----------------------------------------------------------------------------
 Class B shares - Before Taxes                         -11.36%       -16.13%
----------------------------------------------------------------------------
 Class C shares - Before Taxes(4)                       -8.53%       -14.91%
----------------------------------------------------------------------------
 Institutional Service Class shares - Before Taxes      -5.80%       -14.12%
----------------------------------------------------------------------------
 S&P/IFCI Emerging Markets Composite Index(5)           -3.93%       -10.23%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on August 30, 2000.

3 The performance for "Class A shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through March 1, 2001 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The S&P/IFCI Emerging Markets Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                            Institutional
Shareholder Fees(1)                                               Service
(paid directly from           Class A   Class B   Class C           Class
your investment)               shares    shares    shares          shares
--------------------------------------------------------------------------
 Maximum Sales Charge
 (Load) imposed upon
 purchases (as a percentage
 of offering price)           5.75%(2)  None         1.00%           None
--------------------------------------------------------------------------
 Maximum Deferred Sales
 Charge (Load) imposed
 on redemptions (as a
 percentage of original
 purchase price or sale
 proceeds, as applicable)     None3     5.00%(4)  1.00%(5)           None
--------------------------------------------------------------------------
 Redemption/Exchange Fee
 (as a percentage of amount
 redeemed or exchanged)(6)       2.00%     2.00%     2.00%           2.00%
--------------------------------------------------------------------------

                                                             Institutional
 Annual Fund Operating                                             Service
 Expenses (deducted           Class A   Class B   Class C            Class
 from Fund assets)            shares    shares    shares            shares
--------------------------------------------------------------------------
 Management Fees                 1.15%     1.15%     1.15%           1.15%
--------------------------------------------------------------------------
 Distribution and/or
 Service (12b-1) Fees            0.25%     1.00%     1.00%            None
--------------------------------------------------------------------------
 Other Expenses(7)               0.90%     0.88%     0.88%           0.88%
==========================================================================
 TOTAL ANNUAL FUND
 OPERATING EXPENSES              2.30%     3.03%     3.03%           2.03%
--------------------------------------------------------------------------
 Amount of Fee
 Waiver/Expense
 Reimbursement                   0.48%     0.48%     0.48%           0.48%
==========================================================================
 TOTAL ANNUAL
 FUND OPERATING
 EXPENSES (AFTER
 WAIVERS/REIMBURSEMENTS)(8)      1.82%     2.55%     2.55%           1.55%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges-Class A and Class C sales charges" on page 20.


                                                                              13

FUND SUMMARIES-GARTMORE EMERGING MARKETS FUND


================================================================================


3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 22, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 20.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 23.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 23.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 24 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 25.

7 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.55% for Class A, Class B, Class C and Institutional Service Class shares at least through February 29, 2004. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of other expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year   3 years   5 years   10 years
---------------------------------------------------------------
 Class A Shares         $ 749(1)  $  1,209  $  1,693  $   3,024
---------------------------------------------------------------
 Class B Shares         $   758   $  1,191  $  1,750  $   3,057
---------------------------------------------------------------
 Class C Shares         $   457   $    982  $  1,634  $   3,379
---------------------------------------------------------------
 Institutional Service
 Class Shares           $   158   $    590  $  1,049  $   2,320

You would pay the following expenses on the same investment if you did not sell your shares(2):

                         1 year    3 years   5 years   10 years
---------------------------------------------------------------
 Class B Shares         $   258   $    891  $  1,550  $   3,057
---------------------------------------------------------------
 Class C Shares         $   356   $    982  $  1,634  $   3,379

----------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS


================================================================================


TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques described below in an effort to increase returns, protect assets or diversify investments.

The SAI contains additional information about all of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

PREFERRED STOCK. (ALL FUNDS) Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. (ALL FUNDS) The Funds may invest in convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

DERIVATIVES. (INTERNATIONAL GROWTH, EMERGING MARKETS) The Funds may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

REITS. (INTERNATIONAL GROWTH) A Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment

MORE ABOUT THE FUNDS


================================================================================


risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

DEPOSITARY RECEIPTS. (ALL FUNDS) A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL RISKS

FOREIGN RISK. (ALL FUNDS) Investments in foreign securities involves special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY. General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY. A significant portion of a Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

SMALL CAP RISK. (INTERNATIONAL SMALL CAP GROWTH) Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which the Fund invests may be in the technology and biotechnology industries. Small cap companies in these industries may be subject to abrupt or erratic price movements.

In addition, small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

MANAGEMENT


================================================================================


INVESTMENT ADVISER

Gartmore Global Asset Management Trust ("GGAMT"), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GGAMT was organized in July 2000, and advises mutual funds and institutional separate accounts. As of December 31, 2002, GGAMT and its U.S. affiliates had approximately $30.3 billion in assets under management, of which $34 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Fund's average daily net assets. The annual management fees paid by each Fund for the fiscal year ended October 31, 2002 (including fees paid to the Funds' subadviser), expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, are as follows:

Fund                                            Fee
---------------------------------------------------
Gartmore International Growth Fund            1.00%
---------------------------------------------------
Gartmore International Small Cap Growth Fund  1.10%
---------------------------------------------------
Gartmore Emerging Markets Fund                1.15%

SUBADVISER

Gartmore Global Partners ("GGP"), 1200 River Road, Conshohocken, Pennsylvania 19428, is the subadviser to the Funds. Subject to the supervision of GGAMT and the Trustees, GGP will manage each Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and managed approximately $768 million in assets as of December 31, 2002.

Out of its management fee, GGAMT paid GGP an annual subadvisory fee for the fiscal year ended October 31, 2002, based on the Fund's average daily net assets, as follows:

Fund                                             Fee
----------------------------------------------------
Gartmore International Growth Fund             0.50%
----------------------------------------------------
Gartmore International Small Cap Growth Fund   0.55%
----------------------------------------------------
Gartmore Emerging Markets Fund                0.575%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

PORTFOLIO MANAGEMENT TEAM-GARTMORE INTERNATIONAL GROWTH FUND

The GGP Global Equities Portfolio Construction team is responsible for day-to-day management of the Gartmore International Growth Fund.

PORTFOLIO MANAGEMENT TEAM-GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND

Nicholas Reid and GGP's International Small Cap Specialists are responsible for the day-to-day management of the Gartmore International Small Cap Growth Fund.

Mr. Reid joined GGP's Global Desk in August 2002 where he has responsibility for the international small cap portfolios. Prior to this, Mr. Reid was based for seven years in GGP's Tokyo office where he had responsibility for managing all the Japanese equity retail funds, as well as co-managing the long-short funds. He joined GGP in 1994 working for the Japanese equity team based in London.

PORTFOLIO MANAGEMENT TEAM- GARTMORE EMERGING MARKETS FUND

Philip Ehrmann, Christopher Palmer and Peter Dalgliesh of the Pacific and Emerging Markets Equity Team are the portfolio managers for the Gartmore Emerging Markets Fund. In that capacity, they are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Ehrmann joined GGP as Head of the Pacific and Emerging Markets Equity team in 1995. He has also managed U.S. portfolios for GGP since 1995.

Mr. Palmer joined GGP as an investment manager on the Pacific and Emerging Markets Equity Team in 1995. In 1999, he became responsible for managing U.S. portfolios for GGP.

Mr. Dalgliesh joined GGP as an investment manager on the Pacific and Emerging Markets Equity team in March 2002. Prior to joining GGP, Mr. Dalgliesh spent seven years at Jupiter Asset Management where he was an Asia Pacific Equity Fund Manager.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Class (for the Gartmore International Small Cap Growth Fund) and Institutional Service Class shares are available to a limited group of investors depending on which Fund you purchase.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

     Class A shares
     Class C shares

Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class shares or Institutional Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the Distributor), which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the

Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Class or Institutional Service Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sale charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Institutional Service Class and Institutional Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:


Class A shares                   Class B shares                      Class C shares
-----------------------------------------------------------------------------------------------------
Front-end sales charge           No front-end sales charge, so       Front-end sales charge
means that a portion of your     your full investment                means that a portion of your
initial investment goes toward   immediately goes                    initial investment goes toward
the  sales charge, and is not    toward buying shares                the sales charge and is not
invested                                                             invested. Front-end Sales
                                                                     Charge on Class C is lower
                                                                     than Class A
-----------------------------------------------------------------------------------------------------
Reductions and waivers of        No reductions of the CDSC           Like Class B shares, no
the sales charge charge          available, but waivers              reductions of the CDSC are
available                        available                           available, but waivers are
                                                                     available
-----------------------------------------------------------------------------------------------------
Lower expenses than Class        Higher distribution and service     Higher distribution and service
B and Class C  shares mean       fees than Class A shares            fees than Class A shares
higher dividends per share       mean higher fund expenses           mean higher fund expenses
                                 and lower dividends per share       and lower dividends per share
-----------------------------------------------------------------------------------------------------
Conversion features are not      After seven years, Class B          Unlike Class B shares, Class
applicable                       shares convert into Class A         C shares do not automatically
                                 shares, which reduces your          convert into another class
                                 future fund expenses
-----------------------------------------------------------------------------------------------------
No sales charge when shares      CDSC if shares are sold             CDSC of 1% is applicable if
are  sold back to a Fund(1)      within six years: 5% in the first   shares are sold in the first
                                 year, 4% in the second, 3% in       year after purchase
                                 the third and fourth years, 2%
                                 in the fifth, and 1% in the sixth
                                 year
-----------------------------------------------------------------------------------------------------
No maximum investment limit      Investments of $250,000 or          Investments of $1,000,000 or
                                 more may be rejected(2)             more may be rejected(3)

------------------------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of the Trust
- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Funds
- institutional advisory accounts of GGAMT or its affiliates and those having client relationships with an affiliate of GGAMT, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.


The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSA"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

MINIMUM INVESTMENTS-CLASS A, B & C SHARES

 To open an account (per Fund)              $    2,000
------------------------------------------------------
 To open an IRA account (per Fund)
                                            $    1,000
------------------------------------------------------
 Additional investments (per Fund)          $      100
------------------------------------------------------
 To start an Automatic Asset
 Accumulation Plan                          $    1,000
------------------------------------------------------
 Additional Automatic Asset
 Accumulation Plan transaction              $       50
------------------------------------------------------

 MINIMUM INVESTMENTS-INSTITUTIONAL
 SERVICE CLASS

 To open an account (per Fund)              $   50,000
------------------------------------------------------
 Additional investments                           None
------------------------------------------------------
 MINIMUM INVESTMENTS-INSTITUTIONAL
 CLASS

 To open an account
 (per Fund)                                 $1,000,000
------------------------------------------------------
 Additional investments                           None

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES CLASS A AND C SHARES

The chart below shows the applicable front-end sales. Class A shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES

                             Sales Charge           Dealer
                                as a              Commission
                           percentage of             as a
                       -----------------------   percentage of
                       Offering      Amount        Offering
Amount of purchase       Price      Invested        Price
--------------------------------------------------------------
Less than $50,000          5.75%          6.10%         5.00%
--------------------------------------------------------------
50,000 to $99,999          4.75         4.99            4.00
--------------------------------------------------------------
100,000 to $249,999        3.50         3.63            3.00
--------------------------------------------------------------
250,000 to $499,999        2.50         2.56            2.00
--------------------------------------------------------------
500,000 to $999,999        2.00         2.04            1.75
--------------------------------------------------------------
1 million or more          None         None         None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more Gartmore Funds (including the Funds) at one time, or you can utilize the Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares of the Funds with no initial sales charge.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The above tables show how the
     --------------------------------------------
     sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
     -----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.

-     Lifetime Additional Discount. You can add the value of any of the Gartmore
      ----------------------------
     Funds' Class A shares you already own (except the Gartmore Money Market
     Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your
     -------------------------------
     account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchases:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor, to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following:

     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

          To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of Gartmore Mutual Fund Capital Trust, GGAMT, GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperatives, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer service representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-4920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

For additional information on buying shares and shareholder services, call the Customer Service or contact your sales representative.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commssion).

SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                  1       2       3       4       5       6   7 years
Sale within    year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge      5%      4%      3%      3%      2%      1%       0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares with-in 18 months after your initial purchase of those shares:

                    $1 million to   $4 million to   $25 million
Amount of Purchase     $3,999,999     $24,999,999       or more
---------------------------------------------------------------
Amount of CDSC           1.00%           0.50%         0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

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BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

REDEMPTION FEES

Each Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B or Class C shares". Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 27.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES-  CLASS A, CLASS B OR CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B or Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of: Institutional Service Class and Institutional Class shares pay no 12b-1 fees.


FUND/CLASS                 AS A % OF DAILY NET ASSETS
------------------------------------------------------
 Class A shares    0.25% (distribution or service fee)
------------------------------------------------------
 Class B shares    1.00% (0.25% service fee)
------------------------------------------------------
 Class C shares    1.00% (0.25% service fee)

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund or any other Gartmore Fund not currently accepting purchase orders) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another Fund.

Generally, there is no sales charge for exchanges of Class B shares, Class C or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charge if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund (including a


CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes- Exchanging Fund Shares" on page 27

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


Fund) and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information). If you exchange Prime Shares of the Gartmore Money Market Fund (the "Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you hold Class B or Class C (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 21 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds (including the Funds) may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore U.S. Leaders Fund):


Fund                                                 Exchange Fee
------------------------------------------------------------------
 Gartmore Emerging Markets Fund                              2.00%
------------------------------------------------------------------
 Gartmore International Growth Fund                          2.00%
------------------------------------------------------------------
 Gartmore International Small Cap Growth Fund                2.00%
------------------------------------------------------------------
 Gartmore Global Health Sciences Fund                        2.00%
------------------------------------------------------------------
 Gartmore Worldwide Leaders Fund                             2.00%
------------------------------------------------------------------
 Gartmore U.S. Leaders Fund                                  2.00%
------------------------------------------------------------------
 Gartmore U.S. Growth Leaders Fund                           2.00%
------------------------------------------------------------------
 Gartmore Global Technology and Communications Fund          2.00%
------------------------------------------------------------------
 Gartmore Micro Cap Equity Fund                              1.50%
------------------------------------------------------------------
 Gartmore Mid Cap Growth Fund                                1.50%
------------------------------------------------------------------
 Gartmore Millennium Growth Fund                             1.50%
------------------------------------------------------------------
 Gartmore Value Opportunities Fund                           1.50%
------------------------------------------------------------------
 Nationwide Small Cap Fund                                   1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES


================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxble to you as ordinary income, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federeal income tax. The amount of income dividends distributed to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or accopunt or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of securities over any losses from sales), will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are other-wise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as such no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%. The tax status of capital gains distributed to you during the year will be reported on a Form 1099. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds.

When withholding is required, the amount will be 30% for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short- term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another Fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding of estate tax and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS


================================================================================


The following financial highlights tables are intended to help you understand the Funds' financial performance for the life of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the period ended October 31, 2003 has been audited by Pricewaterhouse Coopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE INTERNATIONAL GROWTH FUND

                                                                 INVESTMENT ACTIVITIES
                                                          ----------------------------------                         ---------
                                                             NET
                                                           REALIZED
                                                             AND                                             NET     RATIO OF
                                      NET        NET      UNREALIZED                  NET                   ASSETS   EXPENSES
                                     ASSET     INVEST-      GAINS         TOTAL      ASSET                  AT END      TO
                                     VALUE,      MENT      (LOSSES)       FROM      VALUE,                    OF      AVERAGE
                                   BEGINNING    INCOME        ON       INVESTMENT   END OF      TOTAL       PERIOD      NET
                                   OF PERIOD    (LOSS)   INVESTMENTS   ACTIVITIES   PERIOD    RETURN (a)    (000S)    ASSETS
                                   ----------  --------  ------------  -----------  -------  ------------  --------  ---------
CLASS A SHARES
Period Ended October 31, 2000 (d)  $    10.00        -         (1.14)       (1.14)  $  8.86  (11.40%) (f)  $  2,975  1.85% (g)
Year Ended October 31, 2001        $     8.86    (0.02)        (2.65)       (2.67)  $  6.19  (30.14%)      $  2,156      1.85%
Year Ended October 31, 2002        $     6.19     0.01         (0.82)       (0.81)  $  5.38  (13.09%)      $  1,965      1.76%

CLASS B SHARES
Period Ended October 31, 2000 (d)  $    10.00    (0.01)        (1.14)       (1.15)  $  8.85  (11.50%) (f)  $  2,950  2.45% (g)
Year Ended October 31, 2001        $     8.85    (0.07)        (2.64)       (2.71)  $  6.14  (30.62%)      $  2,078      2.45%
Year Ended October 31, 2002        $     6.14    (0.03)        (0.81)       (0.84)  $  5.30  (13.68%)      $  1,840      2.46%

CLASS C SHARES
Period Ended October 31, 2001 (e)  $     7.72    (0.02)        (1.53)       (1.55)  $  6.17  (20.08%) (f)  $     10  2.45% (g)
Year Ended October 31, 2002        $     6.17    (0.03)        (0.81)       (0.84)  $  5.33  (13.61%)      $     10      2.46%

INSTITUTIONAL SERVICE CLASS
 SHARES
Period Ended October 31, 2000 (d)  $    10.00     0.01         (1.15)       (1.14)  $  8.86  (11.40%) (f)  $  2,954  1.52% (g)
Year Ended October 31, 2001        $     8.86        -         (2.64)       (2.64)  $  6.22  (29.80%)      $  2,073      1.52%
Year Ended October 31, 2002        $     6.22     0.03         (0.83)       (0.80)  $  5.42  (12.86%)      $  1,807      1.48%


                                                RATIOS / SUPPLEMENTAL DATA:
                                   ---------------------------------------------------
                                                              RATIO OF
                                    RATIO OF     RATIO OF    INVESTMENT
                                       NET       EXPENSES      INCOME
                                   INVESTMENT    (PRIOR TO     (LOSS)
                                     INCOME      REIMBURSE    (PRIOR TO
                                     (LOSS)       -MENTS)     REIMBURSE
                                       TO           TO         -MENTS)
                                     AVERAGE      AVERAGE    TO AVERAGE
                                       NET      NET ASSETS   NET ASSETS    PORTFOLIO
                                     ASSETS         (b)          (b)      TURNOVER (c)
                                   -----------  -----------  -----------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d)    0.05% (g)    4.01% (g)  (2.11%) (g)        46.31%
Year Ended October 31, 2001         (0.30%)       4.01%      (2.46%)           236.28%
Year Ended October 31, 2002          0.20%        2.10%      (0.14%)           226.70%

CLASS B SHARES
Period Ended October 31, 2000 (d)  (0.54%) (g)    4.75% (g)  (2.84%) (g)        46.31%
Year Ended October 31, 2001        (0.89%)        4.75%      (3.19%)           236.28%
Year Ended October 31, 2002        (0.50%)        2.85%      (0.89%)           226.70%

CLASS C SHARES
Period Ended October 31, 2001 (e)  (1.10%) (g)    6.72% (g)  (5.37%) (g)       236.28%
Year Ended October 31, 2002        (0.53%)        2.95%      (1.02%)           226.70%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    0.39% (g)    3.75% (g)  (1.84%) (g)        46.31%
Year Ended October 31, 2001          0.03%        3.72%      (2.17%)           236.28%
Year Ended October 31, 2002          0.48%        1.85%       0.11%            226.70%

-----------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND

                                                                 INVESTMENT ACTIVITIES
                                                            ---------------------------------
                                                                NET
                                                              REALIZED
                                      NET                       AND                      NET                      NET
                                     ASSET         NET       UNREALIZED      TOTAL      ASSET                   ASSETS
                                     VALUE,    INVESTMENT      GAINS         FROM      VALUE,                  AT END OF
                                   BEGINNING     INCOME     (LOSSES) ON   INVESTMENT   END OF      TOTAL        PERIOD
                                   OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES   PERIOD    RETURN (a)     (000S)
                                   ----------  -----------  ------------  -----------  -------  ------------  -----------
CLASS A SHARES
Period Ended October 31, 2001 (d)  $    10.00       (0.03)        (3.39)       (3.42)  $  6.58  (34.20%) (f)  $       834
Year Ended October 31, 2002        $     6.58       (0.03)        (1.04)       (1.07)  $  5.51  (16.26%)      $       810

CLASS B SHARES
Period Ended October 31, 2001 (d)  $    10.00       (0.07)        (3.39)       (3.46)  $  6.54  (34.60%) (f)  $       828
Year Ended October 31, 2002        $     6.54       (0.08)        (1.03)       (1.11)  $  5.43  (16.97%)      $       705
CLASS C SHARES
Period Ended October 31, 2001 (e)  $     9.45       (0.04)        (2.86)       (2.90)  $  6.55  (30.69%) (f)  $         2
Year Ended October 31, 2002        $     6.55       (0.05)        (1.07)       (1.12)  $  5.43  (17.10%)      $         6

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2001 (d)  $    10.00           -         (3.39)       (3.39)  $  6.61  (33.90%) (f)  $       826
Year Ended October 31, 2002        $     6.61       (0.02)        (1.05)       (1.07)  $  5.54  (16.19%)      $       693

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2001 (d)  $    10.00        0.01         (3.39)       (3.38)  $  6.62  (33.80%) (f)  $       827
Year Ended October 31, 2002        $     6.62       (0.01)        (1.06)       (1.07)  $  5.55  (16.16%)      $       694


                                                     RATIOS / SUPPLEMENTAL DATA
                                   --------------------------------------------------------------------
                                                 RATIO                        RATIO OF
                                                OF NET                       INVESTMENT
                                              INVESTMENT      RATIO OF         INCOME
                                   RATIO OF     INCOME        EXPENSES        I(LOSS)
                                   EXPENSES     (LOSS)       (PRIOR TO       (PRIOR TO
                                      TO          TO         REIMBURSE       REIMBURSE
                                    AVERAGE     AVERAGE       -MENTS)         -MENTS)
                                      NET         NET        TO AVERAGE      TO AVERAGE     PORTFOLIO
                                    ASSETS      ASSETS     NET ASSETS (b)  NET ASSETS (b)  TURNOVER (c)
                                   ---------  -----------  --------------  --------------  ------------
CLASS A SHARES
Period Ended October 31, 2001 (d)  1.85% (g)   (0.37%)(g)       6.81% (g)     (5.33%) (g)       121.33%
Year Ended October 31, 2002         1.70%      (0.46%)          3.31%         (2.07%)           140.18%

CLASS B SHARES
Period Ended October 31, 2001 (d)  2.45% (g)   (0.96%)(g)       7.57% (g)     (6.08%) (g)       121.33%
Year Ended October 31, 2002        2.40%       (1.16%)         4.06%          (2.82%)           140.18%

CLASS C SHARES
Period Ended October 31, 2001 (e)  2.45% (g)   (1.14%)(g)      15.71% (g)    (14.40%) (g)       121.33%
Year Ended October 31, 2002        2.40%       (0.88%)          4.00%         (2.48%)           140.18%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2001 (d)  1.52% (g)   (0.04%)(g)       6.54% (g)     (5.06%) (g)       121.33%
Year Ended October 31, 2002        1.42%       (0.18%)          3.06%         (1.82%)           140.18%

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2001 (d)  1.37% (g)    0.11% (g)       6.53% (g)     (5.05%) (g)       121.33%
Year Ended October 31, 2002        1.37%       (0.13%)          3.06%         (1.82%)           140.18%

------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 21, 2000 (commencement of operations) through October 31, 2001.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE EMERGING MARKETS FUND

                                                              INVESTMENT ACTIVITIES                     DISTRIBUTIONS
                                               ----------------------------------------------------  -------------------
                                                                 NET
                                      NET                   REALIZED AND                                           NET
                                     ASSET         NET       UNREALIZED       TOTAL                               ASSET
                                     VALUE,    INVESTMENT       GAINS         FROM          NET        TOTAL     VALUE,
                                   BEGINNING     INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT   DISTRIBU-   END OF
                                   OF PERIOD     (LOSS)      INVESTMENTS   ACTIVITIES     INCOME       TIONS     PERIOD
                                   ----------  -----------  -------------  -----------  -----------  ----------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d)  $    10.00       (0.01)         (1.87)       (1.88)       (0.01)      (0.01)  $  8.11
Year Ended October 31, 2001        $     8.11        0.01          (2.14)       (2.13)           -           -   $  5.98
Year Ended October 31, 2002        $     5.98       (0.03)          0.85         0.82            -           -   $  6.80

CLASS B SHARES
Period Ended October 31, 2000 (d)  $    10.00       (0.01)         (1.88)       (1.89)       (0.01)      (0.01)  $  8.10
Year Ended October 31, 2001        $     8.10       (0.03)         (2.13)       (2.16)           -           -   $  5.94
Year Ended October 31, 2002        $     5.94       (0.08)          0.85         0.77            -           -   $  6.71

CLASS C SHARES
Period Ended October 31, 2001 (e)  $     7.57       (0.01)         (1.54)       (1.55)           -           -   $  6.02
Year Ended October 31, 2002        $     6.02       (0.08)          0.86         0.78            -           -   $  6.80

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)  $    10.00           -          (1.88)       (1.88)       (0.01)      (0.01)  $  8.11
Year Ended October 31, 2001        $     8.11        0.04          (2.13)       (2.09)       (0.01)      (0.01)  $  6.01
Year Ended October 31, 2002        $     6.01       (0.02)          0.87         0.85            -           -   $  6.86


                                                                                 RATIOS / SUPPLEMENTAL DATA
                                                           ----------------------------------------------------------------------
                                                                                                         RATIO
                                                                                                         OF NET
                                                                           RATIO                       INVESTMENT
                                                                          OF NET        RATIO OF         INCOME
                                                   NET                  INVESTMENT      EXPENSES         (LOSS)
                                                  ASSETS    RATIO OF      INCOME       (PRIOR TO       (PRIOR TO
                                                    AT      EXPENSES      (LOSS)       REIMBURSE       REIMBURSE
                                                  END OF   TO AVERAGE   TO AVERAGE      -MENTS)         -MENTS)
                                      TOTAL       PERIOD       NET          NET        TO AVERAGE      TO AVERAGE     PORTFOLIO
                                    RETURN (a)    (000S)     ASSETS       ASSETS     NET ASSETS (b)  NET ASSETS (b)  TURNOVER (c)
                                   ------------  --------  -----------  -----------  --------------  --------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d)  (18.90%) (f)  $  1,366    2.15% (g)  (0.35%) (g)       7.24% (g)     (5.44%) (g)        10.88%
Year Ended October 31, 2001        (26.24%)      $  1,066    2.15%       0.18%            5.93%         (3.60%)            97.85%
Year Ended October 31, 2002          13.71%      $  1,996    2.01%      (0.49%)           2.41%         (0.89%)            57.86%

CLASS B SHARES
Period Ended October 31, 2000 (d)  (19.00%) (f)  $  1,353    2.75% (g)  (0.95%) (g)       7.96% (g)     (6.16%) (g)        10.88%
Year Ended October 31, 2001        (26.67%)      $  1,164        2.75%  (0.40%)           6.67%         (4.32%)            97.85%
Year Ended October 31, 2002         12.96%       $  1,443        2.71%  (1.18%)           3.22%         (1.69%)            57.86%

CLASS C SHARES
Period Ended October 31, 2001 (e)  (20.48%) (f)  $     10    2.75% (g)  (0.85%) (g)       8.68% (g)     (6.78%) (g)        97.85%
Year Ended October 31, 2002         12.96%       $     15    2.72%      (1.12%)           3.28%         (1.68%)            57.86%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)  (18.90%) (f)  $  1,354    1.82% (g)  (0.02%) (g)       6.95% (g)     (5.15%) (g)        10.88%
Year Ended October 31, 2001        (25.81%)      $  1,004    1.82%       0.49%            5.60%         (3.29%)            97.85%
Year Ended October 31, 2002         14.14%       $  1,145    1.73%      (0.21%)           2.24%         (0.72%)            57.86%

------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any  documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495

GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

--------------------------------------------------------------------------------
SECTOR Series

Gartmore Global Technology and Communications Fund
Gartmore Global Financial Services Fund
Gartmore Global Utilities Fund
Gartmore Global Health Sciences Fund


GARTMORE FUNDS                                             www.gartmorefunds.com

================================================================================


PROSPECTUS
March 1, 2003


[GRAPHIC OMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.
--------------------------------------------------------------------------------
Look Beyond (sm).

TABLE OF CONTENTS


================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . .    3
Gartmore Global Technology and Communications Fund
Gartmore Global Financial Services Fund
Gartmore Global Utilities Fund
Gartmore Global Health Sciences Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . .   19
Temporary Investments
Principal Investments and Techniques
Other Investments and Strategies
Principal Risks
Other Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . .   22
Investment Advisers
Subadviser for the Gartmore Global Financial Services and
Gartmore Global Utilities Funds

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . .   24
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . .   32
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares
Non U.S. Investors

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . .  33

ADDITIONAL INFORMATION . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES


================================================================================


This prospectus provides information about four funds (the "Funds") offered by Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 19. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

Because each Fund concentrates its investments in particular sectors of the economy, it may present substantially higher risks and greater volatility than other mutual funds. Each Fund is not appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Institutional Service Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 24.

FUND SUMMARIES - GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries. These companies may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors. A security will generally be considered appropriate if (as determined by the investment adviser) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the industry or industries designated for the Fund.

The Fund shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment. Because the Fund is also a non-diversified fund, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in countries with emerging securities markets, the Fund will invest in those countries.

The Fund may invest in companies of any size. The Fund may invest in securities of large companies that are well established in the world technology market because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Above-average per share earnings growth.
-    High return on invested capital.
-    A healthy balance sheet.
-    Sound financial and accounting policies and overall financial strength.
-    Strong competitive advantages.
-    Effective research, product development and marketing.
-    Development of new technologies.
-    Efficient service.
-    Pricing flexibility.
-    Strong management.
- General operating characteristics that will enable the company to compete successfully in its respective markets.

The Fund's portfolio manager considers whether to sell a particular security when any of those factors materially change.

The portfolio manager's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if the portfolio manager believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also lend portfolio securities on a short-term or long- term basis of up to 33% of its total assets.

TECHNOLOGY is the use of science to create new products and services. The sector comprises information technology and communications as well as medical, environmental and biotechnology.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or

FUND SUMMARIES - GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND


================================================================================


may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in securities of mid sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

CONCENTRATION RISK. The Fund invests more than 25% of its total assets in companies in the industry groups listed above. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could be subject to a greater risk of loss and have returns that are significantly more volatile and which may entail greater risk of loss than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be especially susceptible to factors affecting the technology and communication sectors, such as abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund if the portfolio manager believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

2001     -41.94%
2002     -43.57%

Best Quarter:    22.99%   2nd qtr. of 2001
Worst Quarter:  -41.28%   1st qtr. of 2001

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES - GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND


================================================================================


                                                                     Since
Average annual returns(1) - as of December 31, 2002   1 year  Inception(2)
--------------------------------------------------------------------------
Class A shares - Before Taxes                        -46.81%      -42.11%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        -46.81%      -42.79%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                                -28.74%      -30.31%
--------------------------------------------------------------------------
Class B shares                                       -46.74%      -41.85%
--------------------------------------------------------------------------
Class C shares(4)                                    -44.93%      -41.29%
--------------------------------------------------------------------------
Institutional Service Class shares                   -43.40%      -40.44%
--------------------------------------------------------------------------
Morgan Stanley High-Tech 35 Index(5)                 -43.23%      -39.62%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on June 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through March 1, 2001 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The Morgan Stanley High-Tech 35 Index is an equal dollar-weighted index of 35 stocks in nine different technology subsectors. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.



                                                               Institutional
Shareholder Fees(1)                                                  Service
(paid directly from your         Class A   Class B   Class C           Class
investment)                       shares    shares    shares          shares
-----------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed
upon purchases
(as a percentage of
offering price)                  5.75%(2)      None     1.00%            None
-----------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
on redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)          None(3)  5.00%(4)  1.00%(5)            None
-----------------------------------------------------------------------------
Redemption/Exchange Fee
(as percentage of amount
redeemed or exchanged)(6)           2.00%     2.00%     2.00%           2.00%
-----------------------------------------------------------------------------

                                                               Institutional
                                                                     Service
Annual Fund Operating Expenses   Class A   Class B   Class C           Class
(deducted from Fund assets)       shares    shares    shares          shares
-----------------------------------------------------------------------------
Management Fees                     0.98%     0.98%     0.98%           0.98%
-----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                0.25%     1.00%     1.00%            None
-----------------------------------------------------------------------------
Other Expenses(7)                   0.80%     0.80%     0.80%           0.80%
=============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                  2.03%     2.78%     2.78%           1.78%
=============================================================================
Amount of Fee
Waiver/Expense
Reimbursement                       0.38%     0.38%     0.38%           0.38%
=============================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(8)          1.65%     2.40%     2.40%           1.40%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges-Class A and Class C sales charges" beginning on page 25.

FUND SUMMARIES - GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND


================================================================================


3 A contingent deferred sales charge ("CDSC") of up to 1.00% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 26.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 28.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 29 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares- Excessive Exchange Activity" on page 31.

7 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, extraordinary expenses, brokerage fees, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for Class A, Class B, Class C and Institutional Service Class shares through at least February 29, 2004. If the maximum amount of Rule 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.90% for Class A, 2.40% for Class B and Class C and 1.65% for Institutional Service Class shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be: You would pay the following expenses on the same investment if you did not sell your shares(2):

                        1 year   3 years   5 years   10 years
--------------------------------------------------------------
Class A shares         $ 733(1)  $  1,140  $  1,572  $   2,769
--------------------------------------------------------------
Class B shares         $   743   $  1,126  $  1,636  $   2,813
--------------------------------------------------------------
Class C shares         $   442   $    918  $  1,521  $   3,151
--------------------------------------------------------------
Institutional Service
Class shares           $   143   $    523  $    929  $   2,063

You would pay the following expenses on the same investment if you did not sell your shares(2):

                        1 year    3 years   5 years   10 years
--------------------------------------------------------------
Class B shares         $   243   $    826  $  1,436  $   2,813
--------------------------------------------------------------
Class C shares         $   341   $    918  $  1,521  $   3,151

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE GLOBAL FINANCIAL SERVICES FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth.

Gartmore Global Asset Management Trust ("GGAMT"), the Fund's investment adviser, has chosen Gartmore Global Partners ("GGP") as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the financial services sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, the financial services sector.

The Fund will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in financial services companies of any size. The Fund will invest in securities of large companies that are well established in the financial services area because they can be expected to grow with the market. The Fund may also invest in securities of small to mid size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If GGP thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in companies located in those countries.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information ("SAI") for a discussion of these securities.

GGP's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if GGP believes that either the long- or short-term bene- fits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has under- estimated the prospects for earnings growth. Just as importantly, GGP avoids those companies where future earnings are likely to disappoint.

To be successful, GGP must have confidence in its views. GGP achieves this through proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares their valuation to the market to pinpoint those companies whose prospects are better or worse than the consensus. GGP generates out- performance by exploiting the gap between its view and the market's.

THE FINANCIAL SERVICES SECTOR INCLUDES, BUT IS NOT LIMITED TO:

-    banks and savings and loan institutions and their holding companies,
-    consumer and industrial finance companies,
-    investment banks,
-    insurance brokers, securities brokers and investment advisers,
-    real estate-related companies,
-    leasing companies, and
- insurance companies, such as property and casualty and life insurance holding companies.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates,

FUND SUMMARIES-GARTMORE GLOBAL FINANCIAL SERVICES FUND


================================================================================


the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since those countries may have unstable governments and less established markets.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

CONCENTRATION RISK. The Fund invests 25% or more of its assets in companies in one or more of the industry groups listed above. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could be subject to a greater risk of loss and have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be susceptible to economic, regulatory and political conditions affecting the financial services sector, such as government regulation, the availability and cost of capital funds, industry consolidation, changes in interest rates, defaults by borrowers and general economic conditions.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.


ANNUAL RETURN - CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)

2002     -10.24%

Best Quarter:       14.32%     4th qtr. of 2002
Worst Quarter:     -19.98%     3rd qtr. of 2002

---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES-GARTMORE GLOBAL FINANCIAL SERVICES FUND


================================================================================



Average annual returns(1)                                           Since
as of December 31, 2002                              1 year   Inception(2)
Class A shares - Before Taxes                        -15.40%       -13.66%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        -15.48%       -13.74%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions         -9.46%       -10.96%
and Sale of Shares3
--------------------------------------------------------------------------
Class B shares - Before Taxes                        -15.23%       -12.68%
--------------------------------------------------------------------------
Class C shares - Before Taxes                        -12.57%       -10.03%
--------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes     -9.98%        -8.31%
--------------------------------------------------------------------------
MSCI World Financials Index                          -19.54%       -19.54%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 18, 2001.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 The MSCI World Financials Index is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.


                                                                    Institutional
                                                                          Service
Shareholder Fees(1)                   Class A   Class B   Class C         Service
(paid directly from your investment)   shares    shares    shares          shares
Maximum Sales Charge
(Load) imposed on
purchases (as a percentage
of offering price)                    5.75%(2)     None     1.00%            None
----------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)              None(3)   5.00%(4)  1.00%(5)           None
----------------------------------------------------------------------------------
Redemption/Exchange Fee
(as percentage of amount
redeemed or exchanged)(6)                2.00%     2.00%     2.00%           2.00%
----------------------------------------------------------------------------------

                                                                     Institutional
                                                                           Service
Annual Fund Operating Expenses        Class A   Class B   Class C            Class
(deducted from Fund assets)            shares    shares    shares           shares
Management Fees                          1.00%     1.00%     1.00%           1.00%
----------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%            None
----------------------------------------------------------------------------------
Other Expenses(7)                        2.49%     2.49%     2.49%           2.49%
==================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                       3.74%     4.49%     4.49%           3.49%
==================================================================================
Amount of Fee
Waiver/Expense
Reimbursement                            2.09%     2.09%     2.09%           2.09%
==================================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(8)               1.65%     2.40%     2.40%           1.40%
----------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A and Class C shares" beginning on page 25.

FUND SUMMARIES-GARTMORE GLOBAL FINANCIAL SERVICES FUND


================================================================================


3 A CDSC of up to 1.00% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 26.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 28.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 29 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 31.

7 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.40% for Class A, Class B, Class C and for Institutional Service Class shares through at least February 29, 2004. If the maximum amount of Rule 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.90% for Class A, 2.40% for Class B and Class C and 1.65% for Institutional Service Class shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be: You would pay the following expenses on the same investment if you did not sell your shares(2):

                        1 year   3 years   5 years   10 years
--------------------------------------------------------------
Class A shares         $ 733(1)  $  1,471  $  2,227  $   4,204
--------------------------------------------------------------
Class B shares         $   743   $  1,469  $  2,305  $   4,252
--------------------------------------------------------------
Class C shares         $   442   $  1,257  $  2,184  $   4,541
--------------------------------------------------------------
Institutional Service  $   143   $    877  $  1,633  $   3,626
Class shares

You would pay the following expenses on the same investment if you did not sell your shares(2):

                        1 year    3 years   5 years   10 years
--------------------------------------------------------------
Class B shares         $   243   $  1,169  $  2,105  $   4,252
--------------------------------------------------------------
Class C shares         $   341   $  1,257  $  2,184  $   4,541

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE GLOBAL UTILITIES FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth.

GGAMT, the Fund's investment adviser, has chosen GGP as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the utilities sector. A security will generally be considered appropriate if (as deter- mined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, the provision of utilities services or activities in utilities-related industries.

The Fund will invest 25% or more of its assets in at least one of the following industry groups: energy sources, maintenance services, companies that provide infrastructure for utilities, cable television, radio, telecommunications services, transportation services, and water and sanitary services.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts. The Fund may also invest in bonds and preferred stocks of utility companies.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in utility companies of any size. The Fund will invest in securities of large companies that are well established in the utilities sector because they can be expected to grow with the market. The Fund may also invest in securities of small to mid size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries thoughout the world, including the United States.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities.

GGP's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if GGP believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

To be successful, GGP must have confidence in its views. GGP achieves this through proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares their valuation to the market to pinpoint those companies whose prospects are better or worse than the consensus. GGP generates outperformance by exploiting the gap between its view and the market's.

UTILITY COMPANIES:
Companies in the utilities sector are companies that provide certain utilities and related services to the public including, but not limited to:

-    Energy sources,
-    Maintenance services,
-    Companies that provide infrastructure for utilities,
-    Cable television,
-    Radio,
-    Telecommunications services,
-    Transportation services, and
-    Water and sanitary services.

Although utility companies have traditionally paid above-average dividends, GGP's style focuses on companies that have strong growth potential rather than those paying high current dividends.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world

FUND SUMMARIES - GARTMORE GLOBAL UTILITIES FUND


================================================================================


economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since those countries may have unstable governments and less established markets.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in mid-sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Funds' net asset value and total return.

CONCENTRATION RISK. The Fund invests 25% or more of its assets in companies in one or more of the industry groups listed above. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could be subject to a greater risk of loss and have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or concentration. In addition to these general risks, the Fund may be especially susceptible to factors affecting the utilities sector, such as substantial economic, operational, competitive, technological or regulatory changes. Increases in fuel and energy prices and prices of other natural resources have also historically limited the growth potential of utility companies.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after- tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURN - CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)

2002    -25.19%

Best Quarter:        14.89%     4th qtr. of 2002
Worst Quarter:      -19.30%     3rd qtr. of 2002

---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES - GARTMORE GLOBAL UTILITIES FUND


================================================================================



Average annual returns(1)                                          Since
as of December 31, 2002                             1 year   Inception(2)
-------------------------------------------------------------------------
Class A shares - Before Taxes                       -29.48%       -28.57%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -29.84%       -28.92%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -18.10%       -22.99%
and Sale of Shares(3)
-------------------------------------------------------------------------
Class B shares - Before Taxes                       -29.33%       -27.76%
-------------------------------------------------------------------------
Class C shares - Before Taxes                       -27.10%       -25.59%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes   -24.93%       -24.12%
-------------------------------------------------------------------------
MSCI World Telecommunication Services Index         -19.54%       -19.54%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 18, 2001.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 The MSCI World Telecommunication Services Index is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                Institutional
Shareholder Fees(1)                                                   Service
(paid directly from your         Class A   Class B   Class C            Class
investment)                       shares    shares    shares           shares
----------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed on
purchases (as a percentage
of offering price)               5.75%(2)  None         1.00%            None
-----------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)         None(3)   5.00%(4)  1.00%(5)            None
-----------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)           2.00%     2.00%     2.00%           2.00%

                                                                Institutional
                                                                      Service
Annual Fund Operating Expenses   Class A   Class B   Class C            Class
(deducted from Fund assets)       shares    shares    shares           shares
-----------------------------------------------------------------------------
Management Fees                     0.80%     0.80%     0.80%           0.80%
-----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                0.25%     1.00%     1.00%            None
-----------------------------------------------------------------------------
Other Expenses(7)                   2.91%     2.91%     2.91%           2.91%
-----------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                  3.96%     4.71%     4.71%           3.71%
-----------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                       2.51%     2.51%     2.51%           2.51%
-----------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(8)          1.45%     2.20%     2.20%           1.20%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A and Class C shares" beginning on page 25.

FUND SUMMARIES - GARTMORE GLOBAL UTILITIES FUND

3 A CDSC of up to 1.00% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28, and "Buying, Selling and Exchanging Fund Shares- Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 26.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 28.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 30 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 31.

7 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.20% for Class A, Class B, Class C and Institutional Service Class shares through at least February 29, 2004. If the maximum amount of Rule 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.70% for Class A, 2.20% for Class B and Class C and 1.45% for Institutional Service Class shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be: You would pay the following expenses on the same investment if you did not sell your shares(2):


                        1 year   3 years   5 years   10 years
--------------------------------------------------------------
Class A shares          $714(1)  $  1,495  $  2,292  $   4,360
--------------------------------------------------------------
Class B shares          $   723  $  1,494  $  2,371  $   4,408
--------------------------------------------------------------
Class C shares          $   423  $  1,282  $  2,249  $   4,692
--------------------------------------------------------------
Institutional Service   $   122  $    902  $  1,703  $   3,796
Class shares

You would pay the following expenses on the same investment if You did not sell your shares(2):

                         1 year   3 years   5 years   10 years
--------------------------------------------------------------
Class B shares          $   223  $  1,194  $  2,171  $   4,408
--------------------------------------------------------------
Class C shares          $   321  $  1,282  $  2,249  $   4,692

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE GLOBAL HEALTH SCIENCES FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies engaged in the development, production, or distribution of products and services that have a health science orientation. Products and services that have a "health sciences" orientation focus on maintaining or improving one's quality of life. So, for example, the Fund will invest in companies that are engaged in research and development or the production or distribution of products or services related to medicine, pharmaceuticals or personal health care. The Fund will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, convertible securities, and depositary receipts. The Fund may invest in companies of any size. The Fund will invest in securities of large companies that are well established in the health sciences area because they can be expected to grow with the market. The Fund will also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries thoughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in those countries.

A security will generally be considered appropriate if (as determined by the portfolio manager) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the health care sector.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Above-average per share earnings growth.
-    Positive fundamental change taking place.
-    High return on invested capital.
-    A healthy balance sheet.
-    Sound financial and accounting policies and overall financial strength.
-    Strong competitive advantages.
-    Effective research and product development and marketing.
-    Strong management.
- General operating characteristics that will enable the company to compete successfully in its respective markets.

The portfolio manager considers whether to sell a particular security when any of the previous factors materially changes with respect to the security. A security will also be sold when the portfolio manager believes that an alternative investment provides more attractive risk/return characteristics.

The Fund may also lend portfolio securities on a short-term or long-term basis up to 30% of its total assets.

The portfolio manager's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if the portfolio manager believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

SECTOR RISK. The Fund may be susceptible to factors affecting health science companies, especially those in health care and health care-related industries and therefore the value of the Fund's investments may be more volatile than other funds that invest in a broader range of securities across different industries.

FUND SUMMARIES-GARTMORE GLOBAL HEALTH SCIENCES FUND


================================================================================


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in mid- sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

CONCENTRATION RISK. The Fund invests 25% or more of its assets in one or more of the health-related industry groups noted above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could be subject to a greater risk of loss and have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or group of industries.

The Fund especially is vulnerable to the risk that economic prospects of health-care companies may fluctuate dramatically due to changes in the regulatory and competitive environment. A significant portion of health-care services is funded or subsidized by the government, so that changes in government policies-at the state or federal level-may affect the demand for health-care products and services. Other risks include: the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products; lawsuits against health-care companies related to product liability issues; and the rapid speed at which many health-care products and services become obsolete.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund if the portfolio manager believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

FUND SUMMARIES-GARTMORE GLOBAL HEALTH SCIENCES FUND


================================================================================


ANNUAL RETURNS - CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

2001        -25%
2002     -19.58%

Best Quarter:       16.61%      4th qtr. of 2001
Worst Quarter:     -17.40%      1st qtr. of 2001

---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.


Average annual returns(1)                                           Since
as of December 31, 2002                             1 year   Inception(2)
-------------------------------------------------------------------------
Class A shares - Before Taxes                       -24.23%       -12.37%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -24.23%       -12.39%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -14.88%        -9.77%
and Sale of Shares(3)
-------------------------------------------------------------------------
Class B shares - Before Taxes                       -24.17%       -11.70%
-------------------------------------------------------------------------
Class C shares - Before Taxes(4)                    -21.75%       -10.79%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes   -19.41%        -9.45%
-------------------------------------------------------------------------
Goldman Sachs Healthcare Index(5)                   -21.04%       -16.66%
-------------------------------------------------------------------------

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 29, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through September 23, 2002 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The Goldman Sachs Healthcare Index is an unmanaged index representative of the stocks in the healthcare sector. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund

                                                               Institutional
Shareholder Fees(1)                                                  Service
(paid directly from your         Class A   Class B   Class C           Class
investment)                       shares    shares    shares          shares
-----------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)               5.75%(2)     None      1.00%           None
-----------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)         None(3)   5.00%(4)  1.00%(5)           None
-----------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)           2.00%     2.00%     2.00%          2.00%
-----------------------------------------------------------------------------

                                                               Institutional
                                                                     Service
Annual Fund Operating Expenses   Class A   Class B   Class C           Class
(deducted from Fund assets)       shares    shares    shares          shares
-----------------------------------------------------------------------------
Management Fees                     1.00%     1.00%     1.00%          1.00%
-----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                0.25%     1.00%     1.00%           None
-----------------------------------------------------------------------------
Other Expenses(7)                   1.72%     1.67%     1.67%          1.72%
=============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                  2.97%     3.67%     3.67%          2.72%
=============================================================================
Amount of Fee
Waiver/Expense
Reimbursement                       1.42%     1.42%     1.42%          1.42%
=============================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(8)          1.55%     2.25%     2.25%          1.30%

FUND SUMMARIES-GARTMORE GLOBAL HEALTH SCIENCES FUND


================================================================================



1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A and Class C shares" beginning on page 25.

3 A CDSC of up to 1.00% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28, and "Buying, Selling and Exchanging Fund Shares- Buying Shares-Class A Purchases not Subject to a Sales Charge" begin- ning on page 26.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 28.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 29 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares- Excessive Exchange Activity" on page 31.

7 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.25% for Class A, B, C and for Institutional Service Class shares through at least February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above The Fund's ability to reimburse GMF in this manner only applies to fees paid or reim- bursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year   3 years   5 years   10 years
--------------------------------------------------------------
Class A shares         $ 724(1)  $  1,315  $  1,930  $   3,580
--------------------------------------------------------------
Class B shares         $ 728     $  1,292  $  1,977  $   3,598
--------------------------------------------------------------
Class C shares         $ 428     $  1,082  $  1,859  $   3,894
--------------------------------------------------------------
Institutional Service
Class shares           $ 132     $  709    $  1,313  $   2,947

You would pay the following expenses on the same investment if you did not sell your shares(2):

                        1 year    3 years   5 years   10 years
--------------------------------------------------------------
Class B shares         $ 228     $  992    $  1,777  $   3,598
--------------------------------------------------------------
Class C shares         $ 326     $  1,082  $  1,859  $   3,894

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS


================================================================================


TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The SAI contains additional information about the Funds, including the Funds' other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

Depositary receipts (All Funds). A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts "ADRs", Global Depositary Receipts "GDRs" and European Depositary Receipts "EDRs" (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PREFERRED STOCK (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES, GLOBAL HEALTH SCIENCES). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES, GLOBAL HEALTH SCIENCES). A Fund may invest in convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

MORE ABOUT THE FUNDS


================================================================================


WARRANTS (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES). A Fund may invest in warrants. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS (GLOBAL FINANCIAL SERVICES). The Fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

PRINCIPAL RISKS

SMALL CAP RISK (ALL FUNDS). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which the Fund invests may be in the technology and biotechnology industries. Small cap companies in these industries may be especially subject to abrupt or erratic price movements.

In addition, small cap companies may:

-    lack depth of management
-    lack a proven track record
-    be unable to generate funds necessary for growth or development
- be developing or marketing new products or services for which markets are not yet established and may never become established
-    market products or services which may become quickly obsolete

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (ALL FUNDS). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY - General securities market movements in any country in which the Funds have investments, are likely to affect the value of the Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS - The Funds are subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Funds can earn on their investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS - Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio managers to completely and accurately determine a company's financial condition.

MORE ABOUT THE FUNDS


================================================================================


- CURRENCY - Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, a Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

MANAGEMENT


================================================================================


INVESTMENT ADVISERS

GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND AND GARTMORE GLOBAL HEALTH SCIENCES FUND: Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and manages mutual fund assets. As of December 31, 2002, GMF and its U.S. affiliates had approximately $30.3 billion in assets under management, of which approximately $14.7 billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The annual management fees paid by each Fund for the fiscal year ended October 31, 2002, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, are as follows:

     Fund                                                                 Fee
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund                       0.98%
Gartmore Global Health Sciences Fund                                     1.00%


GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND PORTFOLIO MANAGER: Aaron Harris is the portfolio manager for the Fund. Prior to joining GMF in April 2000, Mr. Harris was co-portfolio manager for the Nicholas-Applegate Global Technology Fund from 1998-March 2000 and was an investment analyst in Global Research at Nicholas-Applegate from 1995-1997.

GARTMORE GLOBAL HEALTH SCIENCES FUND PORTFOLIO MANAGER:
Paul Cluskey is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Cluskey joined GMF in April 2001. Prior to that, he was the co- lead portfolio manager for Nicholas-Applegate Global Health Care Fund since its inception in September 1999. He also co-managed the Nicholas-Applegate Small Cap Growth Fund and the Nicholas- Applegate Mini-Cap Fund. He joined Nicholas-Applegate in 1998. From 1996 through 1998, he had been a senior small cap stock analyst with SEI Investments. Before that, he worked at Piper Jaffray, Inc. as a corporate finance analyst.

GARTMORE GLOBAL FINANCIAL SERVICES FUND AND GARTMORE GLOBAL UTILITIES FUND:
Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GGAMT was organized in July 2000, and advises mutual funds and institutional separate accounts. As of December 31, 2002, GGAMT and its U.S. affiliates had over $30.3 billion in assets under management, of which $34 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Funds' average daily net assets. The annual management fees paid by a Fund (including fees paid to a Fund's subadviser) for the fiscal year ended October 31, 2002, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, are as follows:

     Fund                                                                 Fee
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                                 1.00%
Gartmore Global Utilities Fund                                          0.80%


SUBADVISER FOR THE GARTMORE GLOBAL FINANCIAL SERVICES AND GARTMORE GLOBAL UTILITIES FUNDS

Gartmore Global Partners ("GGP"), 1200 River Road, Conshohocken, Pennsylvania 19428 is the subadviser to the Funds. Subject to the supervision of GGAMT and the Board of Trustees, GGP manages the Funds' assets in accordance with the Funds' investment objectives and strategies. GGP makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Fund's average daily net assets. The annual management fees paid by GGAMT for the fiscal year ended October 31, 2002, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, are as follows:

     Fund                                                                 Fee
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                                 0.50%
Gartmore Global Utilities Fund                                          0.40%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the person primarily responsible for day-to-day management of the Funds.

GARTMORE GLOBAL FINANCIAL SERVICES FUND PORTFOLIO MANAGER: Robert Murphy, CFA is primarily responsible for the investment management of the Fund.

MANAGEMENT


================================================================================


Mr. Murphy joined Gartmore Investment Management plc, an affiliate of GGP, in 1999 as a Global Research Analyst. Prior to this, he worked for J.P. Morgan Investment Management, Inc., an investment management firm, as a European Banks and Real Estate Analyst. Mr. Murphy has twelve years of experience in the investment management business.

GARTMORE GLOBAL UTILITIES FUND PORTFOLIO MANAGER: Julian L. Sinclair is primarily responsible for the investment management of the Fund. Mr. Sinclair joined Gartmore Investment Management plc, an affiliate of GGP, as a graduate trainee in 1996 focusing on our US marketing efforts. In 1997, he moved to the Emerging Markets team as an equity analyst with country responsibility for Latin America and Israel and sector responsibility for technology, media and telecoms. In addition, he managed Latin American equity portfolios.

Mr. Sinclair joined the Global Research Team in July 2000 where he specialized in Internet and telecom service providers. In May 2001, he transferred to the Global Equities Team to manage the Gartmore Global Utilities Fund and other investment companies not offered in the U.S.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-End Sales Charge when you purchase:

     Class A shares
     Class C shares

Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares each pay distribution and/or service fees under a Distribution Plan. These fees are retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C Shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                             Class B shares                     Class C shares
----------------------------------------------------------------------------------------------------
Front-end sales charge            No front-end sales charge,         Front-end sales charge means
means that a portion of           so your full investment            that a portion of your initial
your initial investment goes      immediately goes toward            investment goes toward the
toward the sales charge,          buying shares                      sales charge and is not
and is not invested                                                  invested. Front-end Sales
                                                                     Charge on Class C is lower
                                                                     than Class A.
----------------------------------------------------------------------------------------------------
Reductions and waivers            No reductions of the CDSC          Like Class B shares, no
of the sales charge available     available, but waivers available   reductions of the
                                                                     CDSC are available, but
                                                                     waivers are available
----------------------------------------------------------------------------------------------------
Lower expenses than Class B       Higher distribution and service    Higher distribution and service
and Class C shares mean           fees than Class A shares mean      fees than Class A shares
higher dividends per share        higher funds expenses and lower    mean higher fund expenses
                                  dividends per share                and lower dividends per share
----------------------------------------------------------------------------------------------------
Conversion features               After seven years, Class B         Unlike Class B shares, Class C
are not applicable                shares convert into Class A        shares do not automatically
                                  shares, which reduces your         convert into another class
                                  future fund expenses
----------------------------------------------------------------------------------------------------
No sales charge when shares are   CDSC if shares are sold within     CDSC of 1% is applicable if
sold back to a Fund(1)            six years: 5% in the first year,   shares are sold in
                                  4% in the second, 3%               the first year after purchase
                                  in the third and fourth years,
                                  2% in the fifth, and 1% in the
                                  sixth year
----------------------------------------------------------------------------------------------------
No maximum investment limit       Investments of $250,000 or         Investments of $1,000,000
                                  more may be rejected(2)            or more may be
                                                                     Rejected(3)

---------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finders fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to such class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:
-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSA"), as the Funds' administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

MINIMUM INVESTMENTS-CLASS A, B & C SHARES

To open an account (per Fund)                                      $2,000
-------------------------------------------------------------------------
To open an IRA account (per Fund)                                  $1,000
-------------------------------------------------------------------------
Additional investments (per Fund)                                    $100
-------------------------------------------------------------------------
To start an Automatic Asset Accumulation Plan                      $1,000
-------------------------------------------------------------------------
Additional Automatic Asset Accumulation Plan transaction              $50
-------------------------------------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL SERVICE CLASS

To open an account  (per Fund)                                    $50,000
-------------------------------------------------------------------------
Additional investments                                               None
-------------------------------------------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES

CLASS A AND CLASS C SHARES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================



CLASS A SHARES
                                               Dealer
                           Sales Charge      Commission
                               as a             as a
                          Percentage of    Percentage of
                        Offering    Amount    Offering
Amount of purchase       Price    Invested     Price
--------------------------------------------------------
Less than $50,000          5.75%      6.10%      5.00%
--------------------------------------------------------
$50,000 to $99,999         4.75       4.99       4.00
--------------------------------------------------------
$100,000 to $249,999       3.50       3.63       3.00
--------------------------------------------------------
$250,000 to $499,999       2.50       2.56       2.00
--------------------------------------------------------
$500,000 to $999,999       2.00       2.04       1.75
--------------------------------------------------------
$1 million or more         None       None       None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more Gartmore Funds (including the Funds) at one time, or you can utilize the Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The table above shows how the
     --------------------------------------------
     sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
     ----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.

-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     ----------------------------
     Funds Class A shares (except the Gartmore Money Market Fund) you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and rein- vestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest the proceeds, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchases:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following:
     -    Sales of non-Gartmore Fund shares.
     - Sales of Class D shares of a Gartmore fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.
     - Sales of Class A shares of another Gartmore Fund when purchasing Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares). To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


          request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GGAMT or GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives, and Southern States Cooperatives, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buy- ing shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-4920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may also delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to effective portfolio management or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

SIGNATURE GUARANTEE - CLASS A, CLASS B, AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designat- ed or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge    5%     4%      3%      3%      2%      1%      0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                    $1 million to   $4 million to   $25 million
Amount of Purchase     $3,999,999     $24,999,999       or more
----------------------------------------------------------------
Amount of CDSC               1.00%           0.50%         0.25%

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. Also, we will waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

REDEMPTION FEES

Each Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B and Class C shares". Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 32.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automat- ed voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-092 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website, www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Class                                        As a % of daily net assets
--------------------------------------------------------------------------------
Class A shares                               0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                               1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                               1.00% (0.25% service fee)

Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes- Exchanging Fund Shares" on page 32.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund or any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you can not exchange Class A shares for Class B, Class C or Institutional Service Class shares of another Fund.

Generally there is no sales charge for exchanges of Class B, Class C or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund (including a Fund) and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information). If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held the Class B or Class C (or Class A) shares prior to the exchange into the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 28 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application.

The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds (including the Funds) may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                         Exchange Fee
---------------------------------------------------------------------------
Gartmore Emerging Markets Fund . . . . . . . . . . . . . . . .   2.00%

Gartmore International Growth Fund . . . . . . . . . . . . . .   2.00%

Gartmore International Small Cap Growth Fund . . . . . . . . .   2.00%

Gartmore Global Financial Services Fund. . . . . . . . . . . .  .2.00%

Gartmore Global Utilities Fund . . . . . . . . . . . . . . . .  .2.00%

Gartmore Global Health Sciences Fund . . . . . . . . . . . . .  .2.00%

Gartmore Worldwide Leaders Fund. . . . . . . . . . . . . . . .  .2.00%

Gartmore Nationwide Leaders Fund . . . . . . . . . . . . . . .  .2.00%

Gartmore U.S. Growth Leaders Fund. . . . . . . . . . . . . . .  .2.00%

Gartmore Global Technology and Communications Fund . . . . . .  .2.00%

Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . . .  .1.50%

Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . . .  .1.50%

Gartmore Millennium Growth Fund. . . . . . . . . . . . . . . .  .1.50%

Gartmore Value Opportunities Fund. . . . . . . . . . . . . . .   1.50%

Nationwide Small Cap Fund. . . . . . . . . . . . . . . . . . .  .1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES


================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of securities over any losses from sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are tax- able as such no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%.
The tax status of capital gains distributed to you during the year will be reported on a Form 1099. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to federal backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds.

When withholding is required, the amount will be 30% for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding of estate tax and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS


================================================================================
The financial highlights tables are intended to help you understand the Funds' financial performance for the life of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions and no sales charges). Information for the year ended October 31, 2002 has been audited by Pricewaterhouse Coopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request. All other information has been audited by other auditors.

GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

                                         INVESTMENT ACTIVITIES                   DISTRIBUTIONS
                                   --------------------------------------  ------------------------
                                                   NET
                                                 REALIZED
                          NET                      AND
                         ASSET                  UNREALIZED                                            NET
                         VALUE,       NET         GAINS        TOTAL                                 ASSET
                       BEGINNING   INVESTMENT   (LOSSES)       FROM          NET                     VALUE,
                          OF         INCOME        ON        INVESTMENT    REALIZED     TOTAL        END OF     TOTAL
                         PERIOD      (LOSS)    INVESTMENTS   ACTIVITIES     GAINS    DISTRIBUTIONS   PERIOD    RETURN (a)
---------------------  ----------  -----------  -----------  ------------  --------  --------------  --------  ------------
CLASS A SHARES
Period Ended
October 31, 2000 (d)   $    10.00       (0.02)         1.14         1.12          -               -   $ 11.12    11.20% (f)
Year Ended
October 31, 2001       $    11.12       (0.06)        (6.41)       (6.47)     (0.63)          (0.63)  $  4.02      (60.93%)
Year Ended
October 31, 2002       $     4.02       (0.04)        (1.35)       (1.39)         -               -   $  2.63  (34.58%) (h)

CLASS B SHARES
Period Ended
October 31, 2000 (d)   $    10.00       (0.06)         1.15         1.09          -               -   $ 11.09    10.90% (f)
Year Ended
October 31, 2001       $    11.09       (0.09)        (6.40)       (6.49)     (0.63)          (0.63)  $  3.97      (61.30%)
Year Ended
October 31, 2002       $     3.97       (0.07)        (1.32)       (1.39)         -               -   $  2.58  (35.01%) (h)

CLASS C SHARES
Period Ended
October 31, 2001 (e)   $     5.37       (0.02)        (1.36)       (1.38)         -               -   $  3.99  (25.70%) (f)
Year Ended
October 31, 2002       $     3.99       (0.08)        (1.31)       (1.39)         -               -   $  2.60  (34.84%) (h)

INSTITUTIONAL
SERVICE CLASS
SHARES
Period Ended
October 31, 2000 (d)   $    10.00       (0.03)         1.15         1.12          -               -   $ 11.12    11.20% (f)
Year Ended
October 31, 2001       $    11.12       (0.04)        (6.39)       (6.43)     (0.63)          (0.63)  $  4.06      (60.58%)
Year Ended
October 31, 2002       $     4.06       (0.03)        (1.37)       (1.40)         -               -   $  2.66  (34.48%) (h)

                                              RATIOS/SUPPLEMENTAL DATA
                       --------------------------------------------------------------------------------
                                             RATIO OF
                                               NET
                                            INVESTMENT       RATIO         RATIO OF NET
                                 RATIO OF     INCOME          OF            INVESTMENT
                         NET     EXPENSES     (LOSS)        EXPENSES          INCOME
                        ASSETS      TO         TO          (PRIOR TO      (LOSS)(PRIOR TO
                       AT END OF  AVERAGE    AVERAGE     REIMBURSEMENTS)  REIMBURSEMENTS)
                        PERIOD     NET         NET         TO AVERAGE       TO AVERAGE      PORTFOLIO
                        (000s)    ASSETS     ASSETS      NET ASSETS(b)     NET ASSETS(b)   TURNOVER (c)
---------------------  --------  ---------  ----------   ---------------  ---------------  ------------
CLASS A SHARES
Period Ended
October 31, 2000 (d)   $  4,602  1.73% (g)  (1.07%) (g)        4.43% (g)       (3.77%)(g)       149.08%
Year Ended
October 31, 2001       $  2,038  1.73%      (1.05%)            6.38%           (5.70%)          922.33%
Year Ended
October 31, 2002       $  1,514  1.69%      (1.37%)            2.56%           (2.24%)          944.01%

CLASS B SHARES
Period Ended
October 31, 2000 (d)   $  2,275  2.33% (g)  (1.69%) (g)        5.18% (g)       (4.54%)(g)       149.08%
Year Ended
October 31, 2001       $  1,137  2.33%      (1.66%)            7.21%           (6.54%)          922.33%
Year Ended
October 31, 2002       $    780  2.38%      (2.02%)            3.32%           (2.96%)          944.01%

CLASS C SHARES
Period Ended
October 31, 2001 (e)   $     29  2.33% (g)  (1.79%) (g)        9.94% (g)       (9.40%)(g)       922.33%
Year Ended
October 31, 2002       $     17  2.38%      (1.83%)            3.40%           (2.85%)          944.01%

INSTITUTIONAL
SERVICE CLASS
SHARES
Period Ended
October 31, 2000 (d)   $  1,854  1.40% (g)  (0.76%) (g)        4.17% (g)       (3.53%)(g)       149.08%
Year Ended
October 31, 2001       $    730  1.40%      (0.70%)            5.70%           (5.00%)          922.33%
Year Ended
October 31, 2002       $    843  1.41%      (1.37%)            2.08%           (2.04%)          944.01%

-------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.
(h) The total returns shown include losses realized on the disposal of investments that were reimbursed by GMF, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89% and 0.38% for Class A, Class B, Class C and Institutional Service Class shares, respectively.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE GLOBAL FINANCIAL SERVICES FUND

                                                               INVESTMENT ACTIVITIES
                                                     -----------------------------------------
                                                          NET
                                                     REALIZED AND
                            NET                       UNREALIZED       TOTAL          NET                      NET ASSETS
                        ASSET VALUE,       NET           GAINS         FROM      ASSET VALUE,                  AT END OF
                         BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT      END OF         TOTAL         PERIOD
                         OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES      PERIOD       RETURN (a)      (000S)
----------------------  ------------  -------------  -------------  -----------  -------------  ------------  ------------
CLASS A SHARES
Period Ended October
31, 2002 (d)                   10.00          0.04          (1.12)       (1.08)  $        8.92  (10.78%) (e)  $        675
CLASS B SHARES
Period Ended October
31, 2002 (d)                   10.00         (0.02)         (1.11)       (1.13)  $        8.87  (11.30%) (e)  $        672
CLASS C SHARES
Period Ended October
31, 2002 (d)                   10.00         (0.02)         (1.11)       (1.13)  $        8.87  (11.30%) (e)  $        665
INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended October
31, 2002 (d)                   10.00          0.06          (1.12)       (1.06)  $        8.94  (10.57%) (e)  $        671

                                                RATIOS/SUPPLEMENTAL DATA
                        -----------------------------------------------------------------------------
                                     RATIO OF NET      RATIO OF         RATIO OF NET
                         RATIO OF     INVESTMENT       EXPENSES      INVESTMENT INCOME
                         EXPENSES    INCOME (LOSS)     (PRIOR TO      (LOSS) (PRIOR TO
                        TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                            NET           NET         TO AVERAGE         TO AVERAGE       PORTFOLIO
                          ASSETS        ASSETS      NET ASSETS (b)     NET ASSETS (b)    TURNOVER (c)
----------------------  -----------  -------------  ---------------  ------------------  ------------
CLASS A SHARES
Period Ended October
31, 2002 (d)              1.66% (f)      0.47% (f)        3.76% (f)         (1.63%) (f)       102.39%

CLASS B SHARES
Period Ended October
31, 2002 (d)              2.38% (f)     (0.25%)(f)        4.51% (f)         (2.38%) (f)       102.39%

CLASS C SHARES
Period Ended October
31, 2002 (d)              2.38% (f)     (0.25%)(f)        4.51% (f)         (2.38%) (f)       102.39%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended October
31, 2002 (d)              1.40% (f)      0.73% (f)        3.51% (f)         (1.38%) (f)       102.39%

-------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)  Not annualized.
(f)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE GLOBAL UTILITIES FUND

                                                               INVESTMENT ACTIVITIES                  DISTRIBUTIONS
                                                     -----------------------------------------  --------------------------
                                                           NET
                                                      REALIZED AND
                             NET                       UNREALIZED       TOTAL                                       NET
                        ASSET VALUE,        NET           GAINS         FROM          NET                      ASSET VALUE,
                          BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL          END OF
                          OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS      PERIOD
----------------------  -------------  -------------  -------------  -----------  -----------  --------------  -------------
CLASS A SHARES
Period Ended
October  31, 2002 (d)   $       10.00           0.11         (2.85)       (2.74)       (0.06)          (0.06)  $        7.20

CLASS B SHARES
Period Ended October
31, 2002 (d)            $       10.00           0.05         (2.84)       (2.79)       (0.03)          (0.03)  $        7.18

CLASS C SHARES
Period Ended
October  31, 2002 (d)   $       10.00           0.05         (2.84)       (2.79)       (0.03)          (0.03)  $        7.18

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended October
31, 2002 (d)            $       10.00           0.13         (2.85)       (2.72)       (0.07)          (0.07)  $        7.21


                                                                               RATIOS/SUPPLEMENTAL DATA
                                                   ------------------------------------------------------------------------------
                                                                 RATIO OF NET      RATIO OF         RATIO OF NET
                                                     RATIO OF     INVESTMENT       EXPENSES      INVESTMENT INCOME
                                       NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO      (LOSS) (PRIOR TO
                                       AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                           TOTAL         PERIOD         NET           NET         TO AVERAGE         TO AVERAGE       PORTFOLIO
                         RETURN (a)      (000S)       ASSETS        ASSETS      NET ASSETS (b)     NET ASSETS (b)    TURNOVER (c)
----------------------  ------------  ------------  -----------  -------------  ---------------  ------------------  ------------
CLASS A SHARES
Period Ended
October  31, 2002 (d)   (27.46%) (e)  $        547    1.46% (f)      1.46% (f)        3.96% (f)         (1.04%) (f)       146.88%

CLASS B SHARES
Period Ended October
31, 2002 (d)            (27.93%) (e)  $        544    2.18% (f)      0.75% (f)        4.71% (f)         (1.78%) (f)       146.88%

CLASS C SHARES
Period Ended
October  31, 2002 (d)   (27.93%) (e)  $        541    2.18% (f)      0.75% (f)        4.71% (f)         (1.78%) (f)       146.88%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended October
31, 2002 (d)            (27.27%) (e)  $        545    1.20% (f)      1.72% (f)        3.71% (f)         (0.79%) (f)       146.88%

-------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)  Not annualized.
(f)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


GARTMORE GLOBAL HEALTH SCIENCES FUND

                                                              INVESTMENT ACTIVITIES                  DISTRIBUTIONS
                                                   ---------------------------------------  ----------------------------
                                                         NET
                                                    REALIZED AND
                           NET                       UNREALIZED       TOTAL                                      NET
                      ASSET VALUE,        NET           GAINS         FROM                                  ASSET VALUE,
                        BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   RETURN OF       TOTAL          END OF
                        OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES    CAPITAL    DISTRIBUTIONS      PERIOD
--------------------  -------------  -------------  -------------  -----------  ----------  --------------  ------------
CLASS A SHARES
Period Ended
October 31, 2001 (d)  $       10.00         (0.03)         (0.63)       (0.66)      (0.01)          (0.01)  $        9.33
Year Ended
October 31, 2002      $        9.33         (0.06)         (0.97)       (1.03)          -               -   $        8.30

CLASS B SHARES
Period Ended
October 31, 2001 (d)  $       10.00         (0.09)         (0.62)       (0.71)          -               -   $        9.29
Year Ended
October 31, 2002      $        9.29         (0.15)         (0.93)       (1.08)          -               -   $        8.21

CLASS C SHARES
Period Ended
October 31, 2002 (e)  $        7.92         (0.01)          0.30         0.29           -               -   $        8.21

INSTITUTIONAL
SERVICE CLASS
SHARES
Period Ended
October 31, 2001 (d)  $       10.00         (0.01)         (0.62)       (0.63)      (0.01)          (0.01)  $        9.36
Year Ended
October 31, 2002      $        9.36         (0.04)         (0.97)       (1.01)          -               -   $        8.35


                                                                            RATIOS/SUPPLEMENTAL DATA
                                                 -----------------------------------------------------------------------------
                                                              RATIO OF NET       RATIO O         RATIO OF NET
                                                  RATIO OF     INVESTMENT       EXPENSES      INVESTMENT INCOME
                                    NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO      (LOSS) (PRIOR TO
                                    AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                         TOTAL        PERIOD         NET           NET         TO AVERAGE         TO AVERAGE       PORTFOLIO
                      RETURN (a)      (000S)       ASSETS        ASSETS      NET ASSETS (b)     NET ASSETS (b)    TURNOVER (c)
--------------------  -----------  ------------  -----------  -------------  ---------------  ------------------  ------------
CLASS A SHARES
Period Ended
October 31, 2001 (d)   (6.61%)(f)  $        779    1.53% (g)    (0.55%) (g)        6.84% (g)         (5.86%) (g)       754.05%
Year Ended
October 31, 2002       (11.04%)    $      1,538    1.60%        (0.99%)            3.10%             (2.49%)           893.80%

CLASS B SHARES
Period Ended
October 31, 2001 (d)  (7.10%) (f)  $        774    2.13% (g)    (1.15%) (g)        7.61% (g)         (6.63%) (g)       754.05%
Year Ended
October 31, 2002      (11.63%)     $        730    2.28%        (1.71%)            4.00%             (3.43%)           893.80%

CLASS C SHARES
Period Ended
October 31, 2002 (e)    3.66% (f)  $         58    2.25% (g)    (1.69%) (g)        2.80% (g)         (2.24%) (g)       893.80%

INSTITUTIONAL
SERVICE CLASS
SHARES
Period Ended
October 31, 2001 (d)  (6.25%) (f)  $        781    1.10% (g)    (0.13%) (g)        6.59% (g)         (5.62%) (g)       754.05%
Year Ended
October 31, 2002      (10.79%)     $      1,403    1.27%        (0.66%)            2.85%             (2.24%)           893.80%

-------------------------------
(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(e) For the period from September 23, 2002 (commencement of operations) through October 31, 2002.
(f)  Not annualized.
(g)  Annualized.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any  documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

--------------------------------------------------------------------------------

CONCEPT Series


Gartmore Micro Cap Equity Fund
Gartmore Millennium Growth Fund
Gartmore Value Opportunities Fund
Gartmore High Yield Bond Fund



GARTMORE FUNDS                                             www.gartmorefunds.com

================================================================================


PROSPECTUS
March 1, 2003




                                [GRAPHIC OMITTED]




GARTMORE As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
Look Beyond(sm).

TABLE OF CONTENTS


================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . .           3
Gartmore Micro Cap Equity Fund
Gartmore Millennium Growth Fund
Gartmore Value Opportunities Fund
Gartmore High Yield Bond Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . .          18
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . .          22
Investment Adviser
Subadviser for the Gartmore Value Opportunities Fund

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . .          23
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . .          32
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares
Non-U.S. Investors

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . .          33

ADDITIONAL INFORMATION . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES


================================================================================

This prospectus provides information about four funds (the "Funds") offered by Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 18. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Funds offered in this prospectus use investment strategies that may present substantially higher risks and greater volatility than most mutual funds. The Funds are not appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.



A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes:

Gartmore Micro Cap Equity Fund
-    Class A
-    Class B
-    Class C
-    Institutional Service Class
-    Institutional Class

Gartmore Millennium Growth Fund
-    Class A
-    Class B
-    Class C
-    Class D
-    Institutional Service Class

Gartmore Value Opportunities Fund
-    Class A
-    Class B
-    Class C
-    Institutional Service Class

Gartmore High Yield Bond Fund
-    Class A
-    Class B
-    Class C
-    Institutional Service Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 23.

FUND SUMMARIES - GARTMORE MICRO CAP EQUITY FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital appreciation.

To achieve its objective, the Fund invests at least 80% of its net assets in equity securities of micro-capitalization companies. Micro-capitalization companies are companies having a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index (micro-capitalization companies). As of June 20, 2002, the last date of rebalancing, such capitalizations were approximately $358 million or less, considerably less than the market capitalization of typical S&P 500 companies. This range may fluctuate depending on changes in the value of the stock market as a whole.

The Fund focuses on undiscovered, small-sized, emerging growth companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Development of new products, technologies or markets;
-    High quality balance sheet;
-    Above average earnings growth;
-    Attractive valuation; and
-    Strong management team.

Although the Fund looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Fund may invest.

The Fund typically invests in securities issued by approximately 50-100 companies with 1-2% of the Fund's net assets in each security.

The Fund's portfolio manager considers whether to sell a particular security based on the following criteria:

-    Change in company fundamentals from the time of original investment;
- When valuation measures deteriorate to where other attractive stocks are available more cheaply;
-    Financial stability weakens;
-    Management's actions not in the shareholders' best interests; and
- When market capitalization reaches twice portfolio buying range (i.e. the maximum is currently approximately $600 million).

The Fund may also invest up to, but not more than, 20% of its net assets in equity securities of larger capitalization companies. In addition, the Fund is not obligated to sell a security that has appreciated beyond the micro-capitalization range.

The Fund may invest without limit in initial public offerings ("IPOs") of micro-capitalization companies, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund's investment adviser considers whether or not to close the Fund to new investors and to existing shareholders (other than through reinvestments of dividends and distributions) when the total value of the securities in micro-capitalization companies managed by the investment adviser in the Fund and in any other fund or account approaches $300 million. You will receive advance notice of any decision to close the Fund to new investors and/or to existing shareholders. The Fund also reserves the right to reopen to investors at any time should it decide to so close.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - GARTMORE MICRO CAP EQUITY FUND

================================================================================


MICRO-CAPITALIZATION RISK. The Fund focuses on a narrower portion of the overall stock market by investing primarily in micro-capitalization companies and therefore is subject to the risks associated with very small companies. The Fund's investments in micro-capitalization companies are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

IPO RISK. The Fund may also purchase securities of companies in IPOs. An IPO is a company's first offering of stock to the public. The prices of securities purchased in IPOs can be very volatile and carry high transaction costs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Further, the Fund may lose all or a portion of its investment in an IPO. Investing in an IPO can have a magnified impact on performance, especially if the Fund has a relatively small asset base. However, if the Fund's asset base increases, IPOs may have a diminished effect on the Fund's performance.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on smaller capitalization, growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 18.

PERFORMANCE

No performance information is provided because the Fund did not commence operations until June 27, 2002.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                         Institutional
Shareholder Fees(1)                                            Service    Institutional
(paid directly from your   Class A   Class B   Class C           Class            Class
investment)                 shares    shares    shares          shares           shares
=======================================================================================

Maximum Sales
Charge (Load) imposed
upon purchases
(as a percentage of
offering price)            5.75%(2)      None     1.00%           None             None
---------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage
of original purchase
price or sale
proceeds, as
applicable)                None(3)   5.00%(4)  1.00%(5)           None             None
---------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as percentage of
amount redeemed
or exchanged)(6)              1.50%     1.50%     1.50%           1.50%           1.50%
---------------------------------------------------------------------------------------


                                                         Institutional
Annual Fund Operating                                          Service    Institutional
Expenses (deducted         Class A   Class B   Class C           Class            Class
from Fund assets)           shares    shares    shares          shares           shares
=======================================================================================
Management Fees(7)            1.25%     1.25%     1.25%           1.25%           1.25%
---------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees          0.25%     1.00%     1.00%            None            None
---------------------------------------------------------------------------------------
Other Expenses(8)             1.16%     1.11%     1.11%           1.16%           1.11%
=======================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES            2.66%     3.36%     3.36%           2.41%           2.36%
Amount of Fee
Waiver/Expense
Reimbursement                 0.81%     0.81%     0.81%           0.81%           0.81%
=======================================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(9)            1.85%     2.55%     2.55%           1.60%           1.55%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end sales charges-Class A and Class D shares" on page 25.

FUND SUMMARIES - GARTMORE MICRO CAP EQUITY FUND

================================================================================


3 A contingent deferred sales charge ("CDSC") of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent Deferred Sales Charge (CDSC) on Class A, Class B and Class C shares" on page 28, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 26.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC), on Class A, Class B and Class C shares" on page 28.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 28.

6 A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 29 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 31.

7 The Fund commenced operations on or about June 27, 2002. As a result, the management fee represents the maximum fee which could be paid to Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's adviser, under its contract with the Fund.

8 As a new fund, these are estimates for the current fiscal year ending October 31, 2003. These estimates do not take into account the expense limitation agreement between the Fund and GMF.

9 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.55% for each Class at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 year   3 years
======================================================

Class A Shares                      $ 752(1)  $  1,281
------------------------------------------------------
Class B Shares                      $   758   $  1,258
------------------------------------------------------
Class C Shares                      $   457   $  1,048
------------------------------------------------------
Institutional Service Class Shares  $   163   $    674
------------------------------------------------------
Institutional Class Shares          $   158   $    659

You would pay the following expenses on the same investment if you did not sell your shares(2):

                                    1 year   3 years
=====================================================

Class B Shares                      $   258  $    958
-----------------------------------------------------
Class C Shares                      $   356  $  1,048
-----------------------------------------------------

----------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Institutional Class and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE MILLENNIUM GROWTH FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

To achieve its objective, the Fund invests primarily in securities of growth companies that are creating fundamental changes in the economy. Typically, these companies are characterized by new or innovative products, services or processes with the potential to enhance earnings growth. Growth in earnings may lead to an increase in the price of the stock. The Fund can invest in companies of any size but primarily focuses on securities of small to mid sized companies.

In analyzing specific companies for possible investment, the Fund's portfolio managers ordininarily perform an assessment of companies focusing on the following characteristics:

-    Global capacity.
-    Market leadership.
-    Brand and reputation.
- Management capability regarding innovation, execution and acquisition. The Fund has the ability to have up to 20% of its portfolio in short positions.

It generally will sell securities if the investment adviser believes that:

-    The price of the security is overvalued.
-    The company's earnings are consistently lower than expected.
-    More favorable opportunities are identified.

The portfolio manager's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The portfolio manager may participate in frequent portfolio transactions, which may lead to higher transaction costs and may also lead to additional tax consequences, if the portfolio manager believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down.

Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in securities of mid-sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SHORT SALES RISK. Short sales are the sale of a security the Fund does not currently own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at some later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short and the date the Fund purchases the security to replace the borowed security. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender.

FUND SUMMARIES - GARTMORE MILLENNIUM GROWTH FUND


================================================================================


PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of securities if he believes doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 18.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class D shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax rerturns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS D SHARES(1) (YEARS ENDED DECEMBER 31)

1993    9.1%
1994    4.8%
1995   32.5%
1996   16.8%
1997   20.7%
1998   16.0%
1999   10.1%
2000   10.2%
2001  -39.7%
2002  -29.4%

Best Quarter:    23.56%  1st qtr. of 2000
Worst Quarter:  -36.86%  1st qtr. of 2001

----------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1) - as of 12/31/02                            1 year   5 years   10 years
--------------------------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                                      -33.68%   -11.06%      1.75%
--------------------------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                                      -33.58%   -11.22%      1.81%
--------------------------------------------------------------------------------------------------
Class C shares - Before Taxes(3)                                      -31.52%   -10.48%      2.08%
--------------------------------------------------------------------------------------------------
Institutional Service  Class shares - Before Taxes(4)                 -32.61%   -10.61%      2.01%
--------------------------------------------------------------------------------------------------
Class D shares - Before Taxes                                         -32.61%   -10.61%      2.01%
--------------------------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions                         -32.61%   -11.78%      0.42%
--------------------------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions and Sales of Shares(5)  -20.02%    -7.43%      2.07%
--------------------------------------------------------------------------------------------------
Russell Midcap(R) Growth Index(6)                                     -27.41%    -1.87%      6.71%

---------------
1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998. Beginning September 1, 2000, the Fund's principal investment strategies were broadened from a focus on mid cap growth stocks.

2 These returns through May 11, 1998 are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of the Class and which is the same as the performance shown for Class D shares. Excluding the effect of any fee waivers or reimbursements, Class D shares average annual total returns are similar to what Class A and Class B shares would have produced because Class A and Class B shares invest in the same portfolio of securities as Class D shares. The returns have been restated for sales charges but do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class A and Class B shares would have been lower.

FUND SUMMARIES - GARTMORE MILLENNIUM GROWTH FUND

================================================================================


3 These returns through May 11, 1998 are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of Class C shares, and which is the same as the performance shown for Class D shares. In addition, the performance of Class C shares for the period of May 11, 1998 through March 1, 2001, when Class C shares were implemented, is based on the performance of Class D shares. Excluding the effect of any fee waivers or reimbursements, Class D shares average annual total returns are similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class D shares. The returns have been restated for sales charges but do not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class C shares would have been lower.

4 These returns through May 11, 1998 are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of the Class and which is the same as the performance shown for Class D shares. In addition, the performance of the Institutional Service Class shares for the period of May 11, 1998 through December 31, 2002, which is prior to implementation of the Institutional Service Class shares, is based on the performance of Class D shares. Class D shares' average annual total returns are similar to what Institutional Service Class shares would have produced because the Institutional Service Class shares invest in the same portfolio of securities as Class D shares and have similar expenses.

5 The performance for "Class D shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

6 The Russell Midcap(R) Growth Index-an unmanaged index of the stock of medium-size U.S. companies with a capitalization range of $196 million to $8.7 billion as of December 31, 2002, gives a broad look at how the stock price of medium size U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(1)                                                   Institutional
(paid directly from your     Class A   Class B   Class C   Class D    Service Class
investment)                   shares    shares    shares    shares           shares
-----------------------------------------------------------------------------------
Maximum Sales
Charge (Load) imposed
on purchases (as a
percentage of
offering price)              5.75%(2)  None         1.00%  4.50%(2)            None
-----------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of
original purchase price
or sale proceeds, as
applicable)                  None(3)   5.00%(4)  1.00%(5)      None            None
-----------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage
of amount redeemed
or exchanged)(6)                1.50%     1.50%     1.50%     1.50%           1.50%
-----------------------------------------------------------------------------------
                                                                      Institutional
Annual Fund Operating                                                       Service
Expenses                     Class A   Class B   Class C   Class D            Class
(deducted from Fund assets)   shares    shares    shares    shares           shares
-----------------------------------------------------------------------------------
Management Fees                 1.03%     1.03%     1.03%     1.03%           1.03%
-----------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees            0.25%     1.00%     1.00%      None            None
-----------------------------------------------------------------------------------
Other Expenses(7)               0.86%     0.81%     0.81%     0.81%           0.81%
===================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)           2.14%     2.84%     2.84%     1.84%           1.84%
-----------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                   0.64%     0.64%     0.64%     0.64%           0.64%
===================================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS(8)               1.50%     2.20%     2.20%     1.20%           1.20%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares- Front-end Sales Charges"-Class A and Class D shares on page 25.

3    A CDSC of up to 1% may be imposed on certain redemptions of Class A

FUND SUMMARIES - GARTMORE MILLENNIUM GROWTH FUND

================================================================================


     shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 26.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 28.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 28.

6 A redemption/exchange fee of 1.50% will be charged for any share redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains on shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 29 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 31.

7 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.20% for each Class at least through February 29, 2004. If the maximum amount of 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.70% for Class A, 2.20% for Class B and Class C and 1.45% for Class D and Institutional Service Class shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 year   3 years   5 years   10 years
----------------------------------------------------------------------------
Class A shares                       $ 719(1)  $  1,148  $  1,603  $   2,858
----------------------------------------------------------------------------
Class B shares                       $   723   $  1,120  $  1,642  $   2,871
----------------------------------------------------------------------------
Class C shares                       $   423   $    911  $  1,528  $   3,189
----------------------------------------------------------------------------
Class D shares                       $   567   $    943  $  1,344  $   2,461
----------------------------------------------------------------------------
Institutional Service  Class shares  $   122   $    516  $    936  $   2,106

You would pay the following expenses on the same investment if you did not sell your shares(2):

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B shares  $   223  $    820  $  1,442  $   2,871
------------------------------------------------------
Class C shares  $   321  $    911  $  1,528  $   3,189

----------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class D and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE VALUE OPPORTUNITIES FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation through investment in common stocks or their equivalents.

The Fund's investment adviser, GMF, has selected NorthPointe Capital LLC ("NorthPointe") as the subadviser to manage the Fund's portfolio on a day to day basis. The Fund pursues its investment objective by investing, under normal conditions, primarily in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell(R) 2000 Index,(1) known as small cap companies. The Russell 2000, published by the Frank Russell Company, is an index consisting of approximately 2,000 companies known as "small cap" companies which have small market capitalizations relative to the market capitalizations of other U.S. companies. As of December 31, 2002, the market capitalizations of companies in the Russell 2000 Index ranged from $5 million to $2.4 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 2000 Index may, at any given time, be higher or lower.

The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be "value" companies. These companies have good earnings growth potential and the Fund's subadviser believes that the market has undervalued them. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery).

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.


----------------
1 The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.


In addition to investing in small cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts ("REITs").

The subadviser considers selling a security if there are more attractive securities available, if the business environment is changing or to control the overall risk of the portfolio.

Although the subadviser has engaged in somewhat more frequent portfolio securities trading to take advantage of recent volatile markets, the subadviser's buy/sell strategy is not generally limited by the turnover rate of the Fund's portfolio. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs and may lead to additional tax consequences, if the subadviser believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income.

MARKET CAPITALIZATION

is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

FUND SUMMARIES - GARTMORE VALUE OPPORTUNITIES FUND


================================================================================


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SPECIAL SITUATION COMPANIES RISK. Special situation companies are companies which may be subject to acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 18.

PERFORMANCE

The following bar chart and table present two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-derferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

2000   31.52%
2001    1.85%
2002  -14.36%

Best Quarter:    17.11%  1st qtr. of 2000
Worst Quarter:  -16.45%  3rd qtr. of 2002

----------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES - GARTMORE VALUE OPPORTUNITIES FUND


================================================================================


Average annual returns(1) - as of 12/31/02          One year   Since Inception(2)
=================================================================================



Class A shares - Before Taxes                         -19.29%               3.24%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions         -19.41%               2.90%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions         -11.84%               2.50%
and Sales of Shares(3)
---------------------------------------------------------------------------------
Class B shares - Before Taxes                         -19.16%               3.76%
---------------------------------------------------------------------------------
Class C shares - Before Taxes(4)                      -16.61%               4.32%
---------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes     -14.27%               5.60%
---------------------------------------------------------------------------------
Russell 2000 Index(5)                                 -20.48%              -7.54%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 29, 1999.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through March 1, 2001 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The Russell 2000 Index is an unmanaged index of securities of small capitalization U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                                       INSTITUTIONAL
                                                                                                            SERVICES
SHAREHOLDER FEES(1)                                                     CLASS A   CLASS B   CLASS C            CLASS
(PAID DIRECTLY FROM YOUR INVESTMENT)                                     SHARES    SHARES    SHARES           SHARES
====================================================================================================================

Maximum Sales Charge
(Load) imposed on
purchases (as a
percentage of
offering price)                                                         5.75%(2)  None         1.00%            None
--------------------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of
original purchase price
or sale proceeds, as
applicable)                                                             None(3)   5.00%(4)  1.00%(5)            None
--------------------------------------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage of
amount redeemed or
exchanged)(6)                                                              1.50%     1.50%     1.50%           1.50%
--------------------------------------------------------------------------------------------------------------------
                                                                                                       Institutional
                                                                                                            Services
Annual Fund Operating Expenses                                          Class A   Class B   Class C            Class
(paid directly from your investment)                                     shares    shares    shares           shares
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                            0.70%     0.70%     0.70%           0.70%
--------------------------------------------------------------------------------------------------------------------
Distribution and/or                                                        0.25%     1.00%     1.00%            None
--------------------------------------------------------------------------------------------------------------------
Service (12b-1) Fees


Other Expenses(7)                                                          0.49%     0.46%     0.46%           0.68%
====================================================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)                                                      1.44%     2.16%     2.16%           1.38%
--------------------------------------------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                                                              0.16%     0.16%     0.16%           0.16%
====================================================================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)(8)                                          1.28%     2.00%     2.00%           1.22%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Frontend Sales charges-Class A and Class D shares" beginning on page 25.

3    A CDSC of up to 1% may be imposed on certain redemptions of Class A

FUND SUMMARIES - GARTMORE VALUE OPPORTUNITIES FUND


================================================================================


     shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 26.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 28.

5 CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 28.

6 A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 29 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares- Excessive Exchange Activity" on page 31.

7 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.00% for Class A, Class B, Class C and Institutional Service Class shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 year   3 years   5 years   10 years
===========================================================================
Class A shares                       $698(1)  $    990  $  1,302  $   2,187
---------------------------------------------------------------------------
Class B shares                       $   703  $    961  $  1,345  $   2,208
---------------------------------------------------------------------------
Class C shares                       $   403  $    754  $  1,233  $   2,556
---------------------------------------------------------------------------
Institutional Service  Class shares  $   124  $    421  $    740  $   1,644
---------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares(2):

                1 year   3 years   5 years   10 years
======================================================
Class B shares  $   203  $    661  $  1,145  $   2,208
------------------------------------------------------
Class C shares  $   301  $    754  $  1,233  $   2,556

-------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE HIGH YIELD BOND FUND

================================================================================


OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks high current income with capital appreciation as a secondary objective.

To achieve its objective, the Fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers. (A company is considered to be domestic if it is organized under the laws of the U.S. and has a principal place of business in the U.S., or derives 50% or more of its cash flow from business in the U.S.) Under normal conditions, the Fund invests at least 80% of its net assets in bonds that are considered below investment grade. Such bonds are commonly known as junk bonds. These bonds may be of any credit quality and may include securities which currently are not paying interest, pay-in-kind securities, zero coupon bonds and securities that are in default.

The Fund's portfolio manager generally uses a "bottom up" approach when selecting securities. The "bottom up" approach focuses on individual issues through the application of credit analysis. The portfolio manager uses an active process that emphasizes relative value, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

By using these combined approaches, the Fund assesses new issues versus secondary market opportunities. The Fund intends to maintain a duration between three and six years.

In order to maintain liquidity, or in the event that the portfolio manager determines there are no securities currently available in the market that meet the Fund's investment objectives, the Fund may invest up to 35% of its total assets in cash or money market instruments.

Bonds with ratings below Baa (Moody's) or BBB (Standard & Poor's) are considered below investment grade and are commonly referred to as junk bonds. These bonds generally offer higher interest rates because the issuer is at greater risk of default (failure to repay the bond).

"BOTTOM UP" APPROACH.

- CREDIT RESEARCH. The portfolio manager uses independent credit research to evaluate debt service, growth rate, and both downside and upgrade potential for each individual security.

- SECURITY SELECTION. Based on the results of the credit research, the portfolio manager selects those issues of companies that are believed to provide high yields with low relative credit risk and that will enhance the diversification of the portfolio.

- SECTOR ALLOCATION. A by-product of the security selection process is the Fund's allocation among the various industry sectors tracked by the Fund's benchmark index. Whether a given sector allocation of the Fund's portfolio winds up being overweighted (above the index allocation), neutral (equal to the index allocation) or underweighted (below the index allocation) will depend on the portfolio manager's perception of the prospects for the sector in the context of the current economic environment.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. These risks are particularly strong for junk bonds and other lower-rated securities.

FUND SUMMARIES - GARTMORE HIGH YIELD BOND FUND

================================================================================


LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments.
-    Greater risk of loss due to default or declining credit quality.
- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due.
- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

MATURITY RISK. The price of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

For additional information, see "More About the Funds" beginning on page 18.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before- tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after- tax rerturns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-INSTITUTIONAL SERVICE CLASS SHARES(1) (YEARS ENDED DECEMBER 31)

2000  -13.7%
2001    2.1%
2002   -1.7%

Best Quarter:    8.71%  4th qtr. of 2001
Worst Quarter:  -8.08%  4th qtr. of 2000

----------------
1 Sales charges are not applicable to the Institutional Service Class shares. If the sales charges and additional expenses of the Fund's other classes were included, the annual returns would be lower than those shown. These returns also do not reflect the effect of taxes. Please call 1-800-848-0920 to obtain the Fund's current 30-day yield.

FUND SUMMARIES - GARTMORE HIGH YIELD BOND FUND


================================================================================

Average annual returns(1) - as of 12/31/02           1 year       Since
                                                               Inception(2)
---------------------------------------------------------------------------

Class A shares - Before Taxes                          -6.68%        -6.71%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          -9.94%       -10.45%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares                                  -4.11%(3)        -6.97%
---------------------------------------------------------------------------
Class B shares - Before Taxes                          -7.15%        -6.59%
---------------------------------------------------------------------------
Class C shares - Before Taxes(4)                       -4.68%        -6.57%
---------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes      -1.69%        -4.71%
---------------------------------------------------------------------------
CS First Boston Global High Yield
Corporate Bond Index(5)                                 3.11%         1.11%
---------------------------------------------------------------------------
Salomon Smith Barney U.S.                              -1.52%        -2.06%
High-Yield Market Index(6)

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 29, 1999.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through March 1, 2001 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The CS First Boston Global High Yield Corporate Bond Index is an unmanaged index of high-yield debt securities which gives a broad look at the public high yield debt market. The Fund has changed its index from the CS First Boston Global High Yield Corporate Bond Index for the reasons described below. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

6 The Salomon Smith Barney U.S. High-Yield Market Index is an unmanaged index of high-yield debt securities and is a broad market measure. The Fund is changing the index to which it is compared from the CS First Boston Global High Yield Corporate Bond Index to the Salomon Smith Barney U.S. High-Yield Market Index because the latter index more accurately reflects trends in the high-yield debt marketplace. Unlike mutual fund returns, the Salomon Smith Barney U.S. High-Yield Market Index does not include expenses. If expenses were deducted, the actual returns of the index would be lower.

FEES AND EXPENSES

This table describes fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                 Institutional
Shareholder Fees(1)                                                    Service
(paid directly from your           Class A   Class B   Class C           Class
investment)                         shares    shares    shares          shares
------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed on
purchases (as a percentage
of offering price)                4.75%(2)      None     1.00%            None
------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of original
purchase price or sale
proceeds, as applicable)          None(3)   5.00%(4)  1.00%(5)            None
------------------------------------------------------------------------------
                                                                 Institutional
Annual Fund Operating Expenses    Class A   Class B   Class C          Service
Class(deducted from Fund assets)   shares    shares    shares           shares
------------------------------------------------------------------------------
Management Fees                      0.55%     0.55%     0.55%           0.55%
------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                 0.25%     1.00%     1.00%            None
------------------------------------------------------------------------------


Other Expenses(6)                    0.28%     0.24%     0.24%           0.24%
==============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                   1.08%     1.79%     1.79%           0.79%
------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                        0.09%     0.09%     0.09%           0.09%
==============================================================================
TOTAL ANNUAL
Fund Operating
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)           0.99%     1.70%     1.70%           0.70%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges" beginning on page 25.

3 A CDSC of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 28, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 26.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to

FUND SUMMARIES - GARTMORE HIGH YIELD BOND FUND

================================================================================


     Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 28.

5 A CDSC of 1% is charged when you sell Class C shares within the first year of purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 28.

6 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.70% for Class A, Class B, Class C and Institutional Service Class shares at least through February 29, 2004. If the maximum amount of 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.20% for Class A, 1.70% for Class B and Class C and 0.95% for Institutional Service Class shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year   3 years   5 years   10 years
--------------------------------------------------------------
Class A shares         $ 571(1)  $    794  $  1,034  $   1,722
--------------------------------------------------------------
Class B shares         $   673   $    855  $  1,161  $   1,821
--------------------------------------------------------------
Class C shares         $   373   $    649  $  1,052  $   2,177
--------------------------------------------------------------
Institutional Service
Class shares           $    72   $    243  $    430  $     970

You would pay the following expenses on the same investment if you did not sell your shares(2):

                1 year   3 years   5 years   10 years
------------------------------------------------------

Class B shares  $   173  $    555  $    961  $   1,821
------------------------------------------------------
Class C shares  $   271  $    649  $  1,052  $   2,177

----------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

================================================================================


TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information ("SAI") contains additional information about each of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES (ALL FUNDS). A Fund may invest in convertible securities-also known as convertibles-including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non- convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

SHORT SALES (MILLENNIUM GROWTH). In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

PREFERRED STOCK (VALUE OPPORTUNITIES). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

INITIAL PUBLIC OFFERINGS (IPOS) (MICRO CAP EQUITY). Most IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices for IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs may be sold within 12 months of the purchase. This may result in increased short term capital gains, which will be taxable to shareholders as ordinary income.

WARRANTS (VALUE OPPORTUNITIES). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered

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MORE ABOUT THE FUNDS

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speculative and have no value if they are not exercised before their expiration date.

REITS (VALUE OPPORTUNITIES). The Fund may invest in real estate investment trusts (REITS). REITS are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITS involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and expected vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

MEDIUM-GRADE OBLIGATIONS (HIGH YIELD BOND). The Fund may invest in medium-grade securities. Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment- grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by GMF to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

ZERO-COUPON SECURITIES (HIGH YIELD BOND). The Fund may invest in zero-coupon securities. Zero-coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero-coupon securities are sold at a deep discount.

Zero-coupon securities may be subject to greater price changes, as a result of changing interest rates, than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero-coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of their assets at inappropriate times in order to generate cash to make the distributions.

FLOATING- AND VARIABLE-RATE SECURITIES (HIGH YIELD BOND). The Fund may invest in floating- and variable-rate Securities. Floating- and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, they are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested when the market is paying a lower interest rate, reducing a Fund's income. A Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities they would otherwise purchase.

WHEN-ISSUED SECURITIES (HIGH YIELD BOND). The Fund invest in when-issued securities. When the Fund purchases securities on a "when-issued" basis, it enters into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery.

MATURITY (HIGH YIELD BOND). Every debt security has a stated maturity date-when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are

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MORE ABOUT THE FUNDS

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falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed bonds.

A bond mutual fund has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION (HIGH YIELD BOND). Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years- the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

PRINCIPAL RISKS

MICRO- AND SMALL-CAPITALIZATION RISK (MICRO CAP EQUITY, MILLENNIUM GROWTH, VALUE OPPORTUNITIES). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition the securities of micro/small cap companies have historically been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of micro/small cap companies to changing economic conditions.

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements.

Small cap companies may:
-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. Because micro-capitalization companies are the smallest of the small cap companies, the risks described above are even greater for investments in micro-capitalization companies.

FOREIGN RISK. Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that the Fund will lose money.

- COUNTRY (VALUE OPPORTUNITIES, HIGH YIELD BOND). General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS (VALUE OPPORTUNITIES, HIGH YIELD BOND). The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS (VALUE OPPORTUNITIES, HIGH YIELD BOND). Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not

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MORE ABOUT THE FUNDS

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     require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager(s) to completely and accurately determine a company's financial condition.

- CURRENCY (VALUE OPPORTUNITIES, HIGH YIELD BOND). Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

- COMPANY (VALUE OPPORTUNITIES, HIGH YIELD BOND). Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Generally, the Fund can decrease in value when the individual securities it owns decrease in value. A company's securities can lose value for various reasons, including poor profits, weakened finances, changes in management, a downturn in the economy, or any other reason that leads investors to lose faith in that security.

MANAGEMENT


================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF also monitors the performance of NorthPointe Capital, LLC, subadviser for the Gartmore Value Opportunities Fund. GMF was organized in 1999 and advises mutual funds. As of December 31, 2002, GMF and its affiliates had approximately $30.3 billion in assets under management, including approximately $14.7 billion managed by GMF.

Each Fund pays GMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by each Fund for the fiscal year ended October 31, 2002 (including any fees paid to a subadviser), expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

Fund                                        Fee
------------------------------------------------

Gartmore Millennium Growth Fund            1.03%
Gartmore Value Opportunities Fund          0.70%
Gartmore High Yield Bond Fund              0.55%

The Gartmore Micro Cap Equity Fund pays GMF a management fee, which is based on the Fund's average daily net assets, of 1.25%.

PORTFOLIO MANAGER - GARTMORE MICRO CAP EQUITY FUND

Carl P. Wilk, CFP, is the portfolio manager of the Fund. As a portfolio manager, he is responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Mr. Wilk joined GMF in April 2002. Prior to April 2002, Mr. Wilk was Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MicroCap Equity Fund as well as co-manager of the Munder Small Company Growth Fund. Mr. Wilk also managed Munder's Small Company Focus style for institutional and wrap accounts for Munder Capital Management.

PORTFOLIO MANAGERS - GARTMORE MILLENNIUM GROWTH FUND

Aaron Harris and Nick Ford are co-portfolio managers of the Fund. Mr. Harris has either managed or co-managed the Fund since joining GMF in April 2000. Prior to joining GMF, Mr. Harris was a Portfolio Manager, managing portions of several portfolios for Nicholas-Applegate Capital Management. Mr. Ford began co-managing the Fund in October 2001. Mr. Ford also has the following additional experience:
Investment Manager for Gartmore Investment Management and Gartmore Global Partners (1998 - present), a position which Mr. Ford continues to hold; a director of U.S. Equities at Clerical Medical Investment Group (1996 -
1998); and U.S. Equities Fund Manager for Sun Alliance Investment Management (1995 -1996).

PORTFOLIO MANAGER - GARTMORE HIGH YIELD BOND FUND

Karen Bater is the portfolio manager of the Fund. Ms. Bater joined GMF in May 2000 and began co-managing the Fund in January 2001. She took over sole responsibility for managing the Fund on October 18, 2002. Prior to joining GMF, Ms. Bater was the senior portfolio manager for Enhanced Yield Products at First Union Bank N.A. (1986-2000) and a portfolio manager for Vestaur Securities (1998-2000) at First Union Bank, N.A.

SUBADVISER FOR THE GARTMORE VALUE OPPORTUNITIES FUND

Subject to the supervision of GMF and the Trustees, NorthPointe Capital, LLC ("NorthPointe") will manage the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Out of its management fee, GMF paid NorthPointe an annual subadvisory fee based on the Fund's average daily net assets of 0.70%.

NorthPointe, 101 West Big Beaver, Suite 1125, Troy, Michigan 48084 is the subadviser for the Gartmore Value Opportunities Fund. NorthPointe was organized in 1999 and also manages other Gartmore Funds, as well as institutional accounts.

PORTFOLIO MANAGERS - GARTMORE VALUE OPPORTUNITIES FUND

Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and currently co-manage several Gartmore Funds. Between June 1995 and January 2000, they co- managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

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BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. The Class A, Class B and Class C shares of the Funds are available to all investors; Class D (for the Gartmore Millennium Growth Fund), Institutional Class (for the Gartmore Micro Cap Equity
Fund) and Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

     Class A shares
     Class C shares
     Class D shares

Contingent Deferred Sales Charge (CDSC)1:

     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A, Class D and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A, Class D and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Class D, Institutional Class or Institutional Service Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                               Class B shares                      Class C shares
---------------------------------------------------------------------------------------------------------

Front-end sales charge means       No front-end sales charge, so        Front-end sales charge means
that a portion of your initial     your full investment immediately     that a portion of your initial
investment goes toward the sales   goes toward buying shares            investment goes toward the sales
charge, and is not invested                                             charge and is not invested.
                                                                        Front-end Sales Charge on Class
                                                                        C is lower than Class A and
                                                                        Class D
---------------------------------------------------------------------------------------------------------
Reductions and waivers of the      No reductions of the CDSC            Like Class B shares, no
sales charge available             available, but waivers available     reductions of the CDSC are
                                                                        available, but waivers are
                                                                        available
---------------------------------------------------------------------------------------------------------
Lower expenses than Class B        Higher distribution and service      Higher distribution and service
and Class C shares mean higher     fees than Class A shares mean        fees than Class A shares mean
dividends per share                higher fund expenses and lower       higher fund expenses and lower
                                   dividends per share                  dividends per share
---------------------------------------------------------------------------------------------------------
Conversion features are not        After seven years, Class B shares    Unlike Class B shares, Class C
applicable                         convert into Class A shares,         shares do not automatically
                                   which reduces your future fund       convert into another class
                                   expenses
---------------------------------------------------------------------------------------------------------
No sales charge when shares        CDSC if shares are sold within       CDSC of 1% is applicable if
are sold back to a Fund(1)         six years: 5% in the first year,     shares are sold in the first
                                   4% in the second, 3% in the third    year after purchase
                                   and fourth years, 2% in the fifth,
                                   and 1% in the sixth year
---------------------------------------------------------------------------------------------------------
No maximum investment limit        Investments of $250,000 or more      Investments of $1,000,000 or
                                   may be Rejected(2)                   more may be Rejected(3)
---------------------------------------------------------------------------------------------------------

----------------
1 A CDSC of up to 1% (0.75% for the Gartmore High Yield Bond Fund) may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

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BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


For investors who are eligible to purchase Class D, Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

- funds of funds offered by the Distributor or other affiliates of Gartmore Mutual Funds ("Gartmore Funds")
- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Funds
- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for

WHO CAN BUY INSTITUTIONAL CLASS SHARES (continued)

whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated for services it provides exclusively from its clients for such advisory services

WHO CAN BUY CLASS D SHARES

Class D shares are available for purchase by the following:

- Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account and in the same capacity
- Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:
-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day

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BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================



-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSA"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES
CLASS A AND CLASS D SHARES

The charts below show the applicable Class A and Class D front-end shares sales charges, which decrease as the amount of your investment increases.

MINIMUM INVESTMENTS -
CLASS A, B, C & D SHARES
To open an account (per Fund)                              $    2,000
---------------------------------------------------------------------
To open an IRA account (per Fund)                          $    1,000
---------------------------------------------------------------------
Additional investments (per Fund)                          $      100
---------------------------------------------------------------------
To start an Automatic Asset Accumulation Plan              $    1,000
---------------------------------------------------------------------
Additional Automatic Asset Accumulation Plan transaction   $       50
---------------------------------------------------------------------
MINIMUM INVESTMENTS -
INSTITUTIONAL SERVICE CLASS
To open an account (per Fund)                              $   50,000
---------------------------------------------------------------------
Additional investments                                           None
=====================================================================
MINIMUM INVESTMENT -
INSTITUTIONAL CLASS SHARES
---------------------------------------------------------------------
To open an account (per Fund)                              $1,000,000
---------------------------------------------------------------------
Additional investments                                           None
---------------------------------------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.


CLASS A SHARES - GARTMORE HIGH YIELD BOND FUND

                          Sales Charge          Dealer
                              as a            Commission
                          percentage of          as a
                      --------------------  percentage of
                       Offering   Amount       Offering
Amount of purchase      Price    Invested       Price
----------------------------------------------------------
Less than $50,000         4.75%      4.99%           4.00%
----------------------------------------------------------
50,000 to $99,999        4.50       4.71            3.75
----------------------------------------------------------
100,000 to $249,999      3.50       3.63            3.00
----------------------------------------------------------
250,000 to $499,999      2.50       2.56            2.00
----------------------------------------------------------
500,000 to $999,999      2.00       2.04            1.75
----------------------------------------------------------
1 million or more    None       None       None

CLASS A SHARES - GARTMORE MICRO CAP EQUITY FUND
                 GARTMORE MILLENNIUM GROWTH FUND AND
                 GARTMORE VALUE OPPORTUNITIES FUND

                          Sales Charge          Dealer
                              as a            Commission
                          percentage of          as a
                      --------------------  percentage of
                       Offering   Amount       Offering
Amount of purchase      Price    Invested       Price
----------------------------------------------------------
Less than $50,000         5.75%      6.10%           5.00%
----------------------------------------------------------
50,000 to $99,999        4.75       4.99            4.00
----------------------------------------------------------
100,000 to $249,999      3.50       3.63            3.00
----------------------------------------------------------
250,000 to $499,999      2.50       2.56            2.00
----------------------------------------------------------
500,000 to $999,999      2.00       2.04            1.75
----------------------------------------------------------
1 million  or more       None       None            None

CLASS D SHARES - GARTMORE MILLENNIUM GROWTH FUND

                               Sales Charge          Dealer
                                   as a            Commission
                               percentage of          as a
                           --------------------  percentage of
                           Offering    Amount       Offering
Amount of purchase           Price    Invested       Price
---------------------------------------------------------------
Less than $50,000              4.50%      4.71%           4.00%
---------------------------------------------------------------
50,000 to $99,999              4.00       4.17            3.50
---------------------------------------------------------------
100,000 to $249,999            3.00       3.09            2.50
---------------------------------------------------------------
250,000 to $499,999            2.50       2.56            1.75
---------------------------------------------------------------
500,000 to $999,999            2.00       2.04            1.25
---------------------------------------------------------------
1 million to $24,999,999       0.50       0.50            0.50
---------------------------------------------------------------
25 million or more             None       None            None

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more Gartmore Funds (including the Funds) at one time, or you can utilize the Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% (0.75% for the Gartmore High Yield Bond Fund) if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge
(CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% (0.75% for the Gartmore High Yield Bond Fund) on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The above tables show how the
     ---------------------------------------------
     sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
     -----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.

-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     -----------------------------
     Funds' Class A and Class D shares (except the Gartmore Money Market Fund) you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month period
     --------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)

- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker- dealer having a dealer/selling agreement with the Distributor.

- Any person who pays for the shares with the proceeds of one of the following sales:

     -    Sales of non-Gartmore Fund shares

     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

     - Sales of Class A shares of another Gartmore Fund when they purchase Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares)

          To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Funds which have Class D shares)

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Code. (Class A shares only)

- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts). (Class A and Class D shares for those Funds which have Class D shares)

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates. (Class A and Class D shares for those Funds which have Class D shares)

- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.). (Class A and Class D shares for those Funds which have Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B, Class C or Class D shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional or Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-
2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-4920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

For additional information on buying shares and shareholder services, call the Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

SIGNATURE GUARANTEE - CLASS A, CLASS B, CLASS C AND CLASS D SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
------------  -----  ------  ------  ------  ------  ------  --------
Sales charge     5%      4%      3%      3%      2%      1%        0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:
The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular

                                $1 million to   $4 million to   $25 million
Amount of Purchase                $3,999,999     $24,999,999      or more
----------------------------------------------------------------------------
Amount of CDSC for
High Yield Bond Fund                     0.75%           0.50%         0.25%
Amount of CDSC for Other Funds           1.00%           0.50%         0.25%

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

REDEMPTION FEES

The Gartmore Micro Cap Equity Fund, the Gartmore Millennium Growth Fund and the Gartmore Value Opportunities Fund each will assess a redemption fee of 1.50% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, Class C or Class D shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B, Class C and Class D shares". Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 32.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


(This authorization will remain in effect until you give the appropriate Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES - CLASS A, CLASS B, CLASS C AND CLASS D SHARES

If the value of your Class A, B, C or D shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Fund/Class          As a % of daily net assets
===================================================
Class A shares  0.25% (distribution or service fee)
---------------------------------------------------
Class B shares  1.00% (0.25% service fee)
---------------------------------------------------
Class C shares  1.00% (0.25% service fee)

Class D, Institutional and Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund or any other Gartmore Fund not currently accepting purchase orders) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares of another fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund (including the Funds) and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information). If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C, Class D and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class
A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange into the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes - Exchanging Fund Shares" on page 32.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 27 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-898-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application.

The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, the following Gartmore Funds (including certain of the Funds) may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held the shares for less than 90 days (30 days for the Gartmore Nationwide Leaders Fund and Gartmore U.S. Growth Leaders Fund):

Fund Exchange                                        Fee
--------------------------------------------------  -----
Gartmore Emerging Markets Fund . . . . . . . . . .  2.00%

Gartmore International Growth Fund . . . . . . . .  2.00%

Gartmore International Small Cap Growth Fund . . .  2.00%

Gartmore Global Financial Services Fund. . . . . .  2.00%

Gartmore Global Utilities Fund . . . . . . . . . .  2.00%

Gartmore Global Health Sciences Fund . . . . . . .  2.00%

Gartmore Worldwide Leaders Fund. . . . . . . . . .  2.00%

Gartmore Nationwide Leaders Fund . . . . . . . . .  2.00%

Gartmore U.S. Growth Leaders Fund. . . . . . . . .  2.00%

Gartmore Global Technology and Communications Fund  2.00%

Gartmore Mid Cap Growth Fund . . . . . . . . . . .  1.50%

Gartmore Millennium Growth Fund. . . . . . . . . .  1.50%

Gartmore Value Opportunities Fund. . . . . . . . .  1.50%

Nationwide Small Cap Fund. . . . . . . . . . . . .  1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

The Gartmore High Yield Bond Fund declares dividends daily and distributes them monthly. Each quarter, the Gartmore Micro Cap Equity, Gartmore Millenium Growth and Gartmore Value Opportunities Funds distribute any available income dividends to shareholders. Income dividends are taxable to you as ordinary income, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of securities over any losses from sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as such no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%. The tax status of capital gains distributed to you during the year will be reported on a Form 1099. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds.

When withholding is required, the amount will be 30% for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another Fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding of estate tax and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS


================================================================================


The following financial highlights tables are intended to help you understand the Funds' financial performance for the past five years or, if the Fund has not been in operation for the past five years, for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information for the year ended October 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors. The table for the Gartmore Millennium Growth Fund for 1998 reflects information for one Class D share outstanding through the periods ended October 31 (prior to May 11, 1998, shares were without class designation). The table for the Gartmore Millennium Growth Fund also includes information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999, October 31, 2000 and October 31, 2001 and the Class C shares for the period from March 1, 2001 to October 31, 2001. The information for the Gartmore Micro Cap Equity Fund, the Gartmore Value Opportunities Fund and the Gartmore High Yield Bond reflects the performance for the life of such Funds.

FINANCIAL HIGHLIGHTS

================================================================================

GARTMORE MICRO CAP EQUITY FUND


                                                            INVESTMENT ACTIVITIES                   DISTRIBUTIONS
                                                    ----------------------------------------  --------------------------
                                                                       NET
                                                                  REALIZED AND
                                          NET                      UNREALIZED       TOTAL          NET
                                     ASSET VALUE,       NET           GAINS         FROM      ASSET VALUE,
                                       BEGINNING     INVESTMENT    (LOSSES) ON   INVESTMENT      END OF         TOTAL
                                       OF PERIOD    INCOME(LOSS)   INVESTMENTS   ACTIVITIES      PERIOD       RETURN(a)
                                     -------------  ------------  -------------  -----------  -------------  -----------
CLASS A SHARES
Period Ended October 31, 2002(d)(e)  $       10.00        (0.04)         (1.32)       (1.36)  $        8.64  (13.60%)(f)

CLASS B SHARES
Period Ended October 31, 2002(d). .  $       10.00        (0.06)         (1.33)       (1.39)  $        8.61  (13.90%)(f)

CLASS C SHARES
Period Ended October 31, 2002(d). .  $       10.00        (0.06)         (1.33)       (1.39)  $        8.61  (13.90%)(f)

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002(d). .  $       10.00        (0.03)         (1.33)       (1.36)  $        8.64  (13.60%)(f)

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002(d). .  $       10.00        (0.03)         (1.33)       (1.36)  $        8.64  (13.60%)(f)



                                                                       RATIOS / SUPPLEMENTAL DATA:
                                     ------------------------------------------------------------------------------------------
                                                                RATIO OF NET      RATIO OF         RATIO OF NET
                                                    RATIO OF     INVESTMENT       EXPENSES      INVESTMENT INCOME
                                      NET ASSETS    EXPENSES    INCOME(LOSS)      (PRIOR TO      (LOSS)(PRIOR TO
                                      AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                                        PERIOD         NET           NET         TO AVERAGE         TO AVERAGE       PORTFOLIO
                                        (000s)       ASSETS        ASSETS       NET ASSETS(b)     NET ASSETS(b)     TURNOVER(c)
                                     ------------  -----------  ------------  ---------------   ------------------  -----------
CLASS A SHARES
Period Ended October 31, 2002(d)(e)  $        310     1.80%(g)     (1.32%)(g)         8.73%(g)          (8.25%)(g)       56.08%

CLASS B SHARES
Period Ended October 31, 2002(d). .  $         43     2.55%(g)     (2.04%)(g)         8.46%(g)          (7.95%)(g)       56.08%

CLASS C SHARES
Period Ended October 31, 2002(d). .  $         43     2.55%(g)     (2.04%)(g)         8.46%(g)          (7.95%)(g)       56.08%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002(d). .  $         43     1.55%(g)     (1.04%)(g)         7.45%(g)          (6.94%)(g)       56.08%

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002(d). .  $      1,556     1.55%(g)     (1.04%)(g)         7.46%(g)          (6.95%)(g)       56.08%

-------------------------------
(a)     Excludes sales charge.
(b)     During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)     Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)     For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(e)     Net investment income (loss) is based on average shares outstanding during the period.
(f)     Not annualized.
(g)     Annualized.

FINANCIAL HIGHLIGHTS

================================================================================

GARTMORE MILLENNIUM GROWTH FUND



                                                    INVESTMENT ACTIVITIES             DISTRIBUTIONS
                                  ----------------------------------------------  ---------------------
                                                            NET
                                                          REALIZED
                                     NET        NET         AND                                            NET
                                    ASSET     INVEST-    UNREALIZED      TOTAL                            ASSET
                                    VALUE,      MENT       GAINS         FROM         NET       TOTAL    VALUE,
                                  BEGINNING    INCOME   (LOSSES) ON   INVESTMENT   REALIZED   DISTRIB-   END OF      TOTAL
                                  OF PERIOD    (LOSS)   INVESTMENTS   ACTIVITIES     GAINS     UTIONS    PERIOD    RETURN(a)
=============================================================================================================================
CLASS A SHARES
Period Ended October 31, 1998(d)  $    19.67    (0.03)        (1.97)       (2.00)         -          -   $ 17.67  (10.17%)(g)
Year Ended October 31, 1999       $    17.67    (0.03)         2.30         2.27      (0.24)     (0.24)  $ 19.70       12.98%
Year Ended October 31, 2000(e)    $    19.70    (0.27)        10.63        10.36      (1.37)     (1.37)  $ 28.69       56.20%
Year Ended October 31, 2001       $    28.69    (0.16)       (15.19)      (15.35)     (2.41)     (2.41)  $ 10.93     (57.29%)
Year Ended October 31, 2002       $    10.93    (0.14)        (2.29)       (2.43)         -          -   $  8.50     (22.23%)

CLASS B SHARES
Period Ended October 31, 1998(d)  $    19.67    (0.07)        (2.06)       (2.13)         -          -   $ 17.54  (10.83%)(g)
Year Ended October 31, 1999       $    17.54    (0.12)         2.26         2.14      (0.24)     (0.24)  $ 19.44        2.33%
Year Ended October 31, 2000(e)    $    19.44    (0.42)        10.59        10.17      (1.37)     (1.37)  $ 28.24       55.97%
Year Ended October 31, 2001       $    28.24    (0.22)       (15.21)      (15.43)     (2.41)     (2.41)  $ 10.40     (58.60%)
Year Ended October 31, 2002       $    10.40    (0.19)        (2.18)       (2.37)         -          -   $  8.03     (22.79%)

CLASS C SHARES
Period Ended October 31, 2001(f)  $    13.46    (0.07)        (2.98)       (3.05)         -          -   $ 10.41  (22.66%)(g)
Year Ended October 31, 2002       $    10.41    (0.19)        (2.18)       (2.37)         -          -   $  8.04     (22.77%)

CLASS D SHARES
Year Ended October 31, 1998(d)    $    22.87    (0.06)         1.29         1.23      (6.49)     (6.49)  $ 17.61        5.11%
Year Ended October 31, 1999       $    17.61    (0.02)         2.34         2.32      (0.24)     (0.24)  $ 19.69       13.31%
Year Ended October 31, 2000(e)    $    19.69    (0.14)        10.57        10.43      (1.37)     (1.37)  $ 28.75       56.61%
Year Ended October 31, 2001       $    28.75    (0.11)       (15.20)      (15.31)     (2.41)     (2.41)  $ 11.03     (57.00%)
Year Ended October 31, 2002       $    11.03    (0.11)        (2.32)       (2.43)         -          -   $  8.60     (22.03%)



                                                          RATIOS /  SUPPLEMENTAL DATA
                                  ---------------------------------------------------------------------------
                                                           RATIO OF                RATIO OF NET
                                                             NET                    INVESTMENT
                                                           INVEST-     RATIO OF       INCOME
                                                             MENT      EXPENSES       (LOSS)
                                               RATIO OF     INCOME     (PRIOR TO     (PRIOR TO
                                      NET      EXPENSES     (LOSS)    REIMBURSE-    REIMBURSE-
                                    ASSETS        TO          TO        MENTS)       MENTS) TO
                                   AT END OF    AVERAGE    AVERAGE    TO AVERAGE      AVERAGE
                                    PERIOD        NET        NET          NET           NET        PORTFOLIO
                                    (000s)      ASSETS      ASSETS     ASSETS(b)     ASSETS(b)    TURNOVER(c)
=============================================================================================================

CLASS A SHARES
Period Ended October 31, 1998(d)  $       305   1.23%(h)  (0.70%)(h)     2.21%(h)     (1.68%)(h)       46.33%
Year Ended October 31, 1999       $     1,244      1.25%     (0.24%)        1.83%        (0.82%)       36.58%
Year Ended October 31, 2000(e)    $    22,612      1.47%     (0.95%)        1.67%        (1.15%)      330.32%
Year Ended October 31, 2001       $     6,601      1.63%     (1.00%)        2.75%        (2.12%)      698.74%
Year Ended October 31, 2002       $     4,880      1.59%     (1.27%)        2.20%        (1.88%)      432.60%

CLASS B SHARES
Period Ended October 31, 1998(d)  $       251   2.00%(h)  (1.47%)(h)     2.98%(h)     (2.45%)(h)       46.33%
Year Ended October 31, 1999       $       918      2.00%     (1.01%)        2.59%        (1.60%)       36.58%
Year Ended October 31, 2000(e)    $     7,608      2.10%     (1.57%)        2.35%        (1.82%)      330.32%
Year Ended October 31, 2001       $     3,985      2.23%     (1.60%)        3.67%        (3.04%)      698.74%
Year Ended October 31, 2002       $     3,005      2.25%     (1.94%)        2.90%        (2.59%)      432.60%

CLASS C SHARES
Period Ended October 31, 2001(f)  $        52   2.23%(h)  (1.76%)(h)     4.38%(h)     (3.91%)(h)      698.74%
Year Ended October 31, 2002       $        45      2.25%     (1.94%)        2.90%        (2.59%)      432.60%

CLASS D SHARES
Year Ended October 31, 1998(d)    $     9,022      0.93%     (0.30%)        1.57%        (0.94%)       46.33%
Year Ended October 31, 1999       $     9,865      1.00%     (0.09%)        1.53%        (0.62%)       36.58%
Year Ended October 31, 2000(e)    $    36,090      1.10%     (0.55%)        1.30%        (0.75%)      330.32%
Year Ended October 31, 2001       $    15,079      1.30%     (0.69%)        2.51%        (1.90%)      698.74%
Year Ended October 31, 2002       $    10,192      1.27%     (0.97%)        1.90%        (1.60%)      432.60%

-------------------------------
(a)     Excludes sales charge.
(b)     During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)     Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)     Shares first offered to the public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the fund were renamed Class D Shares.
(e)     Net investment income (loss) is based on average shares outstanding during the period.
(f)     For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)     Not annualized.
(h)     Annualized.

FINANCIAL HIGHLIGHTS


================================================================================

GARTMORE VALUE OPPORTUNITIES FUND


                                                            INVESTMENT ACTIVITIES                     DISTRIBUTIONS
                                             ------------------------------------------------  -------------------------------
                                                                        NET
                                               NET                 REALIZED AND      TOTAL
                                   NET       INVEST-                UNREALIZED       FROM        NET
                              ASSET VALUE,     MENT                    GAINS        INVEST-    INVEST-      NET       TOTAL
                                BEGINNING     INCOME   REDEMPTION   (LOSSES) ON      MENT        MENT    REALIZED   DISTRIBU-
                                OF PERIOD     (LOSS)      FEES      INVESTMENTS   ACTIVITIES    INCOME     GAINS      TIONS
==============================================================================================================================
CLASS A SHARES
Period Ended
  October 31, 2000(d)         $       10.00     0.06            -          2.38         2.44     (0.07)         -       (0.07)
Year Ended October 31, 2001   $       12.37     0.10            -         (0.20)       (0.10)    (0.10)         -       (0.10)
Year Ended October 31, 2002   $       12.17     0.05         0.01         (0.98)       (0.92)    (0.05)     (0.15)      (0.20)

CLASS B SHARES
Period Ended
  October 31, 2000(d)         $       10.00     0.01            -          2.37         2.38     (0.02)         -       (0.02)
Year Ended October 31, 2001   $       12.36     0.02            -         (0.20)       (0.18)    (0.02)         -       (0.02)
Year Ended October 31, 2002   $       12.16    (0.03)        0.01         (0.98)       (1.00)    (0.01)     (0.15)      (0.16)

CLASS C SHARES
Period Ended
  October 31, 2001(e)         $       13.08     0.01            -         (0.93)       (0.92)    (0.03)         -       (0.03)
Year Ended October 31, 2002   $       12.13    (0.03)        0.01         (0.97)       (0.99)    (0.01)     (0.15)      (0.16)

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
  October 31, 2000(d)         $       10.00     0.07            -          2.40         2.47     (0.05)         -       (0.05)
Year Ended October 31, 2001   $       12.42     0.13            -         (0.19)       (0.06)    (0.12)         -       (0.12)
Year Ended October 31, 2002   $       12.24     0.07         0.01         (0.98)       (0.90)    (0.07)     (0.15)      (0.22)
==============================================================================================================================



                                                                             RATIOS / SUPPLEMENTAL DATA
                                                   -----------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                            RATIO OF                   INVESTMENT
                                                                            INVEST-    NET RATIO OF      INCOME
                                                                RATIO OF      MENT       EXPENSES        (LOSS)
                                NET                    NET      EXPENSES     INCOME      (PRIOR TO      (PRIOR TO
                               ASSET                 ASSETS        TO      (LOSS) TO    REIMBURSE-      REIMBURS-
                              VALUE,                AT END OF    AVERAGE    AVERAGE       MENTS)         EMENTS)
                              END OF     TOTAL       PERIOD        NET        NET       TO AVERAGE     TO AVERAGE     PORTFOLIO
                              PERIOD   RETURN(a)     (000s)      ASSETS      ASSETS    NET ASSETS(b)  NET ASSETS(b)  TURNOVER(c)
=================================================================================================================================
CLASS A SHARES
Period Ended
  October 31, 2000(d)         $ 12.37   24.38%(f)  $     2,460   1.35%(g)    0.62%(g)       6.59%(g)     (4.62%)(g)      119.39%
Year Ended October 31, 2001   $ 12.17     (0.87%)  $    10,789      1.35%       0.69%          2.07%        (0.03%)      139.75%
Year Ended October 31, 2002   $ 11.05     (7.75%)  $     9,766      1.31%       0.39%          1.48%          0.22%      108.62%

CLASS B SHARES
Period Ended
  October 31, 2000(d)         $ 12.36   23.79%(f)  $       751   1.95%(g)    0.10%(g)       7.70%(g)     (5.65%)(g)      119.39%
Year Ended October 31, 2001   $ 12.16     (1.45%)  $     2,708      1.95%       0.09%          3.06%        (1.02%)      139.75%
Year Ended October 31, 2002   $ 11.00     (8.39%)  $     2,362      1.98%     (0.28%)          2.22%        (0.52%)      108.62%

CLASS C SHARES
Period Ended
  October 31, 2001(e)         $ 12.13  (7.08%)(f)  $       108   1.95%(g)  (0.01%)(g)       3.29%(g)     (1.35%)(g)      139.75%
Year Ended October 31, 2002   $ 10.98     (8.31%)  $       133      1.99%     (0.30%)          2.23%        (0.54%)      108.62%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
  October 31, 2000(d)         $ 12.42   24.72%(f)  $     4,441   1.00%(g)    0.98%(g)       5.99%(g)     (4.01%)(g)      119.39%
Year Ended October 31, 2001   $ 12.24     (0.49%)  $    10,130      1.00%       1.07%          0.81%          1.26%      139.75%
Year Ended October 31, 2002   $ 11.12     (7.56%)  $    11,022      1.16%       0.52%          1.40%          0.28%      108.62%
=================================================================================================================================

----------------
(a)     Excludes sales charge.
(b)     During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)     Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)     For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)     For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)     Not annualized.
(g)     Annualized.

FINANCIAL HIGHLIGHTS

================================================================================

GARTMORE HIGH YIELD BOND FUND



                                                         INVESTMENT ACTIVITIES              DISTRIBUTIONS
                                     -------------  ------------------------------------  ------------------  -------  -----------
                                                                   NET
                                                      NET     REALIZED AND                                      NET
                                          NET       INVEST-    UNREALIZED       TOTAL       NET                ASSET
                                     ASSET VALUE,     MENT        GAINS         FROM      INVEST-    TOTAL    VALUE,
                                       BEGINNING     INCOME    (LOSSES) ON   INVESTMENT     MENT    DISTRI-   END OF      TOTAL
                                       OF PERIOD     (LOSS)    INVESTMENTS   ACTIVITIES    INCOME   BUTIONS   PERIOD    RETURN(a)
==================================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000(d)     $       10.00      0.86         (2.04)       (1.18)    (0.86)    (0.86)  $  7.96  (12.48%)(f)
Year Ended October 31, 2001          $        7.96      0.84         (1.10)       (0.26)    (0.84)    (0.84)  $  6.86      (3.59%)
Year Ended October 31, 2002          $        6.86      0.61         (0.87)       (0.26)    (0.61)    (0.61)  $  5.99      (4.27%)

CLASS B SHARES
Period Ended October 31, 2000(d)     $       10.00      0.80         (2.04)       (1.24)    (0.80)    (0.80)  $  7.96  (13.02%)(f)
Year Ended October 31, 2001          $        7.96      0.78         (1.10)       (0.32)    (0.78)    (0.78)  $  6.86      (4.31%)
Year Ended October 31, 2002          $        6.86      0.56         (0.88)       (0.32)    (0.56)    (0.56)  $  5.98      (5.11%)

CLASS C SHARES
Period Ended October 31, 2001(e)     $        8.07      0.40         (1.21)       (0.81)    (0.40)    (0.40)  $  6.86  (10.15%)(f)
Year Ended October 31, 2002          $        6.86      0.56         (0.87)       (0.31)    (0.56)    (0.56)  $  5.99      (4.96%)

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000(d)     $       10.00      0.87         (1.99)       (1.12)    (0.87)    (0.87)  $  8.01  (11.80%)(f)
Year Ended October 31, 2001          $        8.01      0.87         (1.10)       (0.23)    (0.86)    (0.86)  $  6.92      (3.19%)
Year Ended October 31, 2002          $        6.92      0.63         (0.88)       (0.25)    (0.63)    (0.63)  $  6.04      (4.12%)



                                                                          RATIOS / SUPPLEMENTAL DATA:
                                     ------------  ----------------------------------------------------------------------------
                                                                 RATIO OF NET      RATIO OF        RATIO OF NET
                                                     RATIO OF     INVESTMENT       EXPENSES         INVESTMENT
                                      NET ASSETS     EXPENSES    INCOME (LOSS)     (PRIOR TO     INCOME (PRIOR TO
                                      AT END OF     TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                                        PERIOD         NET            NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                                        (000Ss)        ASSETS        ASSETS       NET ASSETS(b)     NET ASSETS(b)    TURNOVER(c)
===============================================================================================================================
CLASS A SHARES
Period Ended October 31, 2000(d)     $      2,804      0.95%(g)      12.35%(g)         1.15%(g)          12.15%(g)       76.93%
Year Ended October 31, 2001          $      2,801         0.95%         11.10%            1.11%             10.94%       83.79%
Year Ended October 31, 2002          $      2,002         0.97%          9.20%            1.09%              9.08%       93.27%

CLASS B SHARES
Period Ended October 31, 2000(d)     $        188      1.70%(g)      13.09%(g)         3.46%(g)          11.33%(g)       76.93%
Year Ended October 31, 2001          $        244         1.70%         10.35%            2.43%              9.62%       83.79%
Year Ended October 31, 2002          $        355         1.70%          8.46%            1.83%              8.33%       93.27%

CLASS C SHARES
Period Ended October 31, 2001(e)     $          5      1.70%(g)      10.05%(g)         8.58%(g)           3.17%(g)       83.79%
Year Ended October 31, 2002          $         53         1.70%          8.55%            1.97%              8.28%       93.27%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000(d)     $     88,639      0.70%(g)      11.46%(g)         0.83%(g)          11.33%(g)       76.93%
Year Ended October 31, 2001          $     85,885         0.70%         11.30%            0.76%             11.24%       83.79%
Year Ended October 31, 2002          $     82,967         0.70%          9.38%            0.79%              9.29%       93.27%

----------------
(a)     Excludes sales charge.
(b)     During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)     Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)     For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)     For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)     Not annualized.
(g)     Annualized.

================================================================================

INFORMATION FROM GARTMORE FUNDS


Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C.  20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:  811-08495



GARTMORE FUNDS


Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------

Gartmore Mutual Funds         March 1, 2003

                              As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


-    Nationwide(R) Large Cap Growth Fund
-    Nationwide(R) Small Cap Fund

TABLE OF CONTENTS


================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Nationwide Large Cap Growth Fund
Nationwide Small Cap Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Temporary Investments
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Investment Adviser
Multi-Manager Structure
Subadvisers

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . . . . . . . . .  12
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares
Non-U.S. Investors

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES


================================================================================


This prospectus provides information about two funds (the "Funds") offered by Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use these summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 9. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Institutional Service Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 12.

ABOUT EACH FUND GENERALLY

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust ("GMF"), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Manager Structure" for more information.

FUND SUMMARIES - NATIONWIDE LARGE CAP GROWTH FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

GMF has selected Goldman Sachs Asset Management as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. Specifically, the Fund invests primarily in equity securities of U.S. large capitalization companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration. The Fund considers large capitalization companies to be those with market capitalizations similar to the companies in the Russell 1000(R) Growth Index.(1) As of December 31, 2002, the market capitalizations of companies in the Russell 1000 Growth Index ranged from $194 million to $276 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 1000 Growth Index may, at any given time, be higher or lower.

The Fund emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return while maintaining risk, style, and capitalization and industry characteristics similar to the Russell 1000(R) Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

There are two building blocks in the subadviser's active management of the Fund. Under normal conditions the subadviser generally buys and sells securities based on whether securities fit within this model:

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

1.  STOCK SELECTION

The Fund uses the subadviser's proprietary multifactor model, a rigorous computerized rating system, to forecast the returns of securities in the Fund's portfolio. This model incorporates common variables covering measures of:

---------------
1 The Russell 1000(R) Growth Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.


- RESEARCH (What do fundamental analysts think about the company and its prospects?)
- VALUE (How is the company priced relative to fundamental accounting measures?)
- MOMENTUM (What are medium-term price trends? How has the price responded to new information?)
- PROFITABILITY (What is the company's margin on sales? How efficient are its operations?)
- EARNINGS QUALITY (Were earnings derived from sustainable (cash-based) sources?)

Each of these factors is carefully evaluated in the multifactor model because each has demonstrated a significant impact on the performance of the securities and markets they are designed to forecast. In this process, the subadviser manages risk by attempting to limit deviations from the benchmark, running size and sector neutral portfolios.

2.  PORTFOLIO CONSTRUCTION

A proprietary computer optimizer calculates many security combinations (at each possible weighting) to construct the most efficient risk/return portfolio given the Fund's benchmark.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short- term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the

FUND SUMMARIES - NATIONWIDE LARGE CAP GROWTH FUND


================================================================================


Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 9.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS A SHARES(1) (YEARS ENDED  DECEMBER 31)

1999      34.6%
2000     -23.0%
2001     -20.7%
2002     -28.3%

Best quarter:       22.82%     4th qtr. of 1999
Worst quarter:     -21.79%     1st qtr. of 2001

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                       One            Since
Average annual returns-as of December 31, 2002(1)     year    Inception (2)
===========================================================================
Class A shares - Before Taxes                        -32.39%        -10.04%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        -32.39%        -10.45%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                                -19.89%         -7.78%
---------------------------------------------------------------------------
Class B shares - Before Taxes                        -32.36%         -9.97%
---------------------------------------------------------------------------
Class C shares - Before Taxes(4)                     -30.23%         -9.78%
Institutional Service Class shares - Before Taxes    -28.27%         -8.59%
---------------------------------------------------------------------------
Russell 1000(R) Growth Index(5)                      -27.88%         -8.35%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on November 2, 1998.

3 "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the taxes generated if the shares had been sold.

4 These returns through March 1, 2001 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The Russell 1000(R) Growth Index is an unmanaged index of growth securities of large U.S. companies included in the Russell 1000(R) Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES - NATIONWIDE LARGE CAP GROWTH FUND


================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                              Institutional
                                                                 Service
Shareholder Fees(1) (paid       Class A   Class B   Class C       Class
directly from your investment)   shares    shares    shares       shares
===========================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)              5.75%(2)      None     1.00%          None
--------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of original
purchase price or sale
proceeds, as applicable)         None(3)  5.00%(4)  1.00%(5)          None
--------------------------------------------------------------------------

                                                              Institutional
Annual Fund Operating                                            Service
Expenses                      Class A   Class B   Class C        Class
(deducted from Fund assets)   shares    shares    shares         shares
===========================================================================
Management Fees                  0.80%     0.80%     0.80%           0.80%
--------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees             0.25%     1.00%     1.00%           None
--------------------------------------------------------------------------
Other Expenses(6)                0.46%     0.32%     0.32%           0.57%
===========================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES               1.51%     2.12%     2.12%           1.37%
--------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                    0.07%     0.07%     0.07%           0.07%
===========================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)       1.44%     2.05%     2.05%           1.30%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" on page 14.

3 A contingent deferred sales charge (CDSC) of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 16, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 14.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 16.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 16.

6 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.05% for Class A, Class B, Class C and Institutional Service Class shares through at least February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year   3 years   5 years   10 years
==============================================================
Class A Shares         $ 713(1)  $  1,018  $  1,345  $   2,267
--------------------------------------------------------------
Class B Shares         $   708   $    975  $  1,333  $   2,215
--------------------------------------------------------------
Class C Shares         $   408   $    751  $  1,221  $   2,522
--------------------------------------------------------------
Institutional Service
Class Shares           $   132   $    427  $    743  $   1,640



You would pay the following expenses on the same investment if you did not sell your shares(2):

                 1 year   3 years   5 years   10 years
======================================================
Class B Shares  $   208  $    657  $  1,133  $   2,215
------------------------------------------------------
Class C Shares  $   306  $    751  $  1,221  $   2,522

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE SMALL CAP FUND


================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation. GMF has selected INVESCO, Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Index(1). As of December 31, 2002, the market capitalizations of companies in the Russell 2000(R) Index ranged from $5 million to $2.4 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 2000(R) Index may, at any given time, be higher or lower.

The Fund looks at many factors when considering which securities to purchase for the Fund, including measures of earnings momentum, relative value, management action and price trend. The Fund sells securities that no longer meet the subadviser's expectations.

The Fund may also invest in equity securities of U.S. companies with larger market capitalizations and in foreign securities. The Fund may engage in securities lending in order to generate additional income for the Fund.

---------------
1 The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 9.

FUND SUMMARIES - NATIONWIDE SMALL CAP FUND


================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED  DECEMBER 31)

1999      18.62%
2000       4.52%
2001     - 1.89%
2002     -18.55%

Best Quarter:       17.32%     4th qtr of 1999
Worst Quarter:     -21.93%     3rd qtr of 2002

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                          One           Since
Average annual returns-as of December 31, 2002(1)        Year   Inception (2)
=============================================================================
Class A shares - Before Taxes                          -23.23%          0.38%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          -23.23%         -0.51%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares                                  -14.26%(3)         -0.06%
-----------------------------------------------------------------------------
Class B shares - Before Taxes                          -23.18%          0.72%
-----------------------------------------------------------------------------
Class C shares - Before Taxes(4)                       -20.65%          0.98%
-----------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes      -18.45%          1.98%
-----------------------------------------------------------------------------
Russell 2000(R) Index (5)                              -20.48%          1.66%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on November 2, 1998.

3 "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the taxes generated if the shares had been sold.

4 These returns through March 1, 2001 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of Class C shares. Excluding the effects of any fee waivers or reimbursements, Class B shares' average annual total returns are substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges.

5 The Russell 2000(R) Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES - NATIONWIDE SMALL CAP FUND


================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                Institutional
                                                                   Service
Shareholder Fees(1) (paid         Class A   Class B   Class C       Class
directly from your investment)     shares    shares    shares       shares
------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                5.75%(2)     None      1.00%           None
------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a percentage
of original purchase price
or sale proceeds, as applicible)  None(3)   5.00%(4)  1.00%(5)           None
------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)           1.50%     1.50%     1.50%           1.50%

                                                                Institutional
Annual Fund Operating                                              Service
Expenses                         Class A   Class B   Class C        Class
(deducted from Fund assets)      shares    shares    shares         shares
------------------------------------------------------------------------------
Management Fees                     0.95%     0.95%     0.95%           0.95%
------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                0.25%     1.00%     1.00%           None
------------------------------------------------------------------------------
Other Expenses(7)                   0.51%     0.37%     0.37%           0.62%
==============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                  1.71%     2.32%     2.32%           1.57%
------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                       0.12%     0.12%     0.12%           0.12%
==============================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(8)          1.59%     2.20%     2.20%           1.45%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" on page 14.

3 A CDSC of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 16 and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 14.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 16.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 16.

6 A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 17 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 19.

7 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.20% for Class A, Class B, Class C and Institutional Service Class shares through at least February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class A Shares         $ 727(1)  $  1,072  $  1,439  $   2,469
---------------------------------------------------------------
Class B Shares         $   723   $  1,013  $  1,429  $   2,420
---------------------------------------------------------------
Class C Shares         $   423   $    806  $  1,317  $   2,720
---------------------------------------------------------------
Institutional Service
Class Shares           $   148   $    484  $    844  $   1,857

You would pay the following expenses on the same investment if you did not sell your shares(2):

                 1 year   3 years   5 years   10 years
------------------------------------------------------
Class B Shares  $   223  $    713  $  1,229  $   2,420
------------------------------------------------------
Class C Shares  $   321  $    806  $  1,317  $   2,720

---------------
1    Assumes a CDSC will not apply.

2 Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS


================================================================================


TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

SMALL CAP RISK (SMALL CAP FUND). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which the Fund invests may be in the technology and biotechnology industries. Small cap companies in these industries may be especially subject to abrupt or erratic price movements.

In addition, small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (SMALL CAP FUND). Investments in foreign securities involve special risks not presented by U.S. investing that can increase the chances that the Fund will lose money.

- COUNTRY. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy, see the back cover page.

MANAGEMENT


================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each of the Funds. Subject to the supervision and direction of the Trustees, GMF allocates a Fund's assets among subadvisers and evaluates and monitors the performance of subadvisers. GMF is authorized to select and place portfolio investments on behalf of each Fund; however, GMF does not intend to do so at this time. GMF was organized in 1999, and advises mutual funds. As of December 31, 2002, GMF and its U.S. affiliates had approximately $30.3 billion in assets under management of which $14.7 billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fees (including fees paid to subadvisers) paid by the Funds for the fiscal year ended October 31, 2002, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

Fund                                         Fee
------------------------------------------------
Nationwide Large Cap Growth Fund           0.80%
------------------------------------------------
Nationwide Small Cap Fund                  0.95%

MULTI-MANAGER STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with a non-affiliate subadviser with Trustee approval but without shareholder approval. If a new non-affiliate subadviser is hired for either of the Funds, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services  to the Funds:

-    performing initial due diligence on prospective subadvisers for a Fund.
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations.
-    communicating performance expectations and evaluations to the subadvisers.
- ultimately recommending to the Board of Trustees whether a sub- adviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Funds will obtain favorable results at any given time.

SUBADVISERS

Subject to the supervision of GMF and the Trustees, a subadviser will manage a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

The following are the subadvisers for each Fund:

LARGE CAP GROWTH FUND-GOLDMAN SACHS ASSET MANAGEMENT

Goldman Sachs Asset Management ("GSAM"), a business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Subadviser to the Large Cap Growth Fund. Goldman Sachs registered with the Securities and Exchange Commission as an investment adviser in 1981. As of December 31, 2002, GSAM, along with other units of IMD have assets under management of $329.6 billion. GSAM is located at 32 Old Slip, 24th Floor, New York, New York 10005.

Out of its management fee, GMF paid GSAM an annual subadvisory fee for the fiscal year ended October 31, 2002, based on the Fund's average daily net assets, of 0.40%.

In performing its investment advisory services, GSAM, although responsible for the management of the Fund, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, GSAM will have access to the research of Goldman Sachs, as well as certain proprietary technical models developed by Goldman Sachs, and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

PORTFOLIO MANAGERS. Robert C. Jones, Managing Director, Victor H. Pinter, Vice President, and Melissa Brown, Managing Director are the portfolio managers for the Large Cap Growth Fund.

Mr. Jones joined GSAM as a portfolio manager in 1989. Mr. Pinter joined GSAM as a research analyst in 1989 and become a portfolio manager in 1992. Ms. Brown joined GSAM as a portfolio manager in

MANAGEMENT


================================================================================


1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

SMALL CAP FUND-INVESCO, INC.

INVESCO, which has been a registered investment adviser since 1998, provides portfolio management for the Small Cap Fund, including making investment decisions and placing purchase and sell order for securities. As of December 31, 2002, INVESCO managed approximately $178 billion in investments for corporate and institutional clients, as well as other investment companies. INVESCO is located at 101 Federal Street, 8th Floor, Boston, Massachusetts 02110.

Out of its management fee, GMF pays INVESCO an annual subadvisory fee for the fiscal year ended October 31, 2002, based on the Fund's average daily net assets, of 0.55%.

INVESCO is a part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a public-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. AMVESCAP plc managed approximately $333 billion as of December 31, 2002, through specialized investment management teams dedicated to clients and financial markets in their region of the world.

PORTFOLIO MANAGERS. The Small Cap Fund is managed by INVESCO's Structured Products Group, which is comprised of 23 investment professionals who have an average of 15 years of industry experience. No individual member of the Structured Products Team is primarily responsible for making recommendations regarding portfolio purchases.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers four different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

     Class A shares
     Class C shares

Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class Shares

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front-end sales charges. If you do not want to pay an up- front sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower up-front sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                     Class B shares                       Class C shares
-----------------------------------------------------------------------------------------------------------------
Front-end sales charge means       No front-end sales charge, so your   Front-end sales charge means that
that a portion of your initial     full investment immediately goes     a portion of yourinitial investment
investment goes toward the sales   toward buying shares                 goes toward the sales charge and is
charge, and is not invested                                             not invested. Front-end sales charge
                                                                        on Class C is lower than Class A
----------------------------------------------------------------------------------------------------------------
Reductions and waivers of the      No reductions of the CDSC            Like Class B shares, no reductions
sales charge available             available, but waivers available     of the CDSC are available, but waivers
                                                                        are available
----------------------------------------------------------------------------------------------------------------
Lower expenses than Class B        Higher distribution and service      Higher distribution and service fees
and Class C shares mean higher     fees than Class A shares mean        than Class A shares mean higher fund
dividends per share                higher fund expenses and             expenses and lower dividends per share
                                   lower dividends per share
----------------------------------------------------------------------------------------------------------------
Conversion features are not        After seven years, Class B shares    Unlike Class B shares, Class C shares do
applicable                         convert into Class A shares, which   not automatically convert into another
                                   reduces your future fund expenses    class
----------------------------------------------------------------------------------------------------------------
No sales charge when shares        CDSC if shares are sold within six   CDSC of 1% is applicable if shares are
are sold back to the Fund(1)       years: 5% in the first year, 4% in   sold in the first year after purchase
                                   the second, 3% in the third and
                                   fourth years, 2% in the fifth, and
                                   1% in the sixth year
----------------------------------------------------------------------------------------------------------------
No maximum investment limit        Investments of $250,000 or more      Investments of $1,000,000 or more may
                                   may be rejected(2)                   be rejected(3)

---------------
1 A CDSC of up to 0.50% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.


BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less liabilities allocated to that class, by the total number of that class' out-standing shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSA"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may also be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

MINIMUM INVESTMENT -
CLASS A, B, & C SHARES
To open an account (per Fund)         $ 2,000
---------------------------------------------
To open an IRA account (per Fund)     $ 1,000
---------------------------------------------
Additional investments (per Fund)     $   100
---------------------------------------------
To start an Automatic
Asset Accumulation Plan               $ 1,000
---------------------------------------------
Additional Automatic Asset
Accumulation Plan Transaction         $    50
---------------------------------------------
MINIMUM INVESTMENT -
INSTITUTIONAL SERVICE CLASS SHARES
To open an account (per Fund)         $50,000
---------------------------------------------
Additional investments                   None
=============================================

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT END SALES CHARGES

CLASS A SHARES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================



                        Sales Charge          Dealer
                            as a            Commission
                         percentage of         as a
                      -------------------  percentage of
                      Offering   Amount      Offering
Amount of Purchase     Price    Invested      Price
--------------------------------------------------------
Less than $50,000        5.75%      6.10%          5.00%
--------------------------------------------------------
$50,000 to $99,000       4.75       4.99           4.00
--------------------------------------------------------
$100,000 to $249,000     3.50       3.63           3.00
--------------------------------------------------------
$250,000 to $499,999     2.50       2.56           2.00
--------------------------------------------------------
$500,000 to $999,999     2.00       2.04           1.75
--------------------------------------------------------
$1 million or more       None       None           None
--------------------------------------------------------

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more Gartmore Funds (including the Funds) at one time, or you can utilize the Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.50% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The table above shows how the
     ---------------------------------------------
     sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
     -----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.

-    Lifetime Additional Discount.You can add the value of any of the Gartmore
     -----------------------------
     Funds' Class A shares you already own (except the Gartmore Money Market
     Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of the Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month period
     --------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.

- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker- dealer having a dealer/selling agreement with the Distributor.

- Any person who pays for the shares with the proceeds of one of the following:

     -    Sales of non-Gartmore Fund shares.

     - Sales of Class D shares of a Gartmore Fund if the new Fund purchased does not have Class D shares and Class A shares are purchased instead.

          To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under

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BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


     sections 401(a), 403(b) or 457 of the Code.

- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).

- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates.

- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including but not limited to, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives, and Southern States Cooperatives, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charges and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to; Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the automated voice- response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-4920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

For additional information on buying shares and shareholder services, call our Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

SIGNATURE GUARANTEE-CLASS A, CLASS B  AND CLASS C SHARES
A signature guarantee is required under the following circumstances:
-     if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A,  CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                                                                         7 years
Sale within    1 year   2 years   3 years   4 years   5 years   6 years  or more
--------------------------------------------------------------------------------
Sales charge       5%        4%        3%        3%        2%        1%       0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                                       $1 million to          $25 million or
                                  Amount of Purchase     $24,999,999 or more
----------------------------------------------------------------------------
Amount of CDSC                                 0.50%                   0.25%

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased the shares.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC you paid. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

REDEMPTION FEES

The Nationwide Small Cap Fund will assess a redemption fee of 1.50% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section above entitled "Signature guarantee-Class A, Class B and Class C shares". Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 20.

BY TELEPHONE. Calling 1- 800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice-response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record can be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

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BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore Funds at 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Funds receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website, www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES.

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of a Fund pays the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Class              As a % of daily net assets
------------------------------------------------------
Class A shares     0.25% (distribution or service fee)
------------------------------------------------------
Class B shares     1.00% (0.25% service fee)
------------------------------------------------------
Class C shares     1.00% (0.25% service fee)

Institutional Service Class Shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes-Exchanging Fund Shares" on page 20.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund or any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the funds for Class A shares of any other fund within the Gartmore Funds, but you can not exchange Class A shares for Class B shares, Class C shares or Institutional Service Class shares of another Fund.

Generally, there is no sales charge for exchanges of Class B shares, Class C or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charge if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund (including a Fund) and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information). If you exchange Prime Shares of the Gartmore Money Market Fund (the "Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you hold Class B or Class C (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 15 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds (including the Nationwide Small Cap Fund) may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore
U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                             Exchange Fee
-------------------------------------------------------------
Gartmore Emerging Markets Fund . . . . . . . . . . . .  2.00%

Gartmore International Growth Fund . . . . . . . . . .  2.00%

Gartmore International Small Cap Growth Fund . . . . .  2.00%

Gartmore Global Financial Services Fund. . . . . . . .  2.00%

Gartmore Global Utilities Fund . . . . . . . . . . . .  2.00%

Gartmore Global Health Sciences Fund . . . . . . . . .  2.00%

Gartmore Worldwide Leaders Fund. . . . . . . . . . . .  2.00%

Gartmore Nationwide Leaders Fund . . . . . . . . . . .  2.00%

Gartmore U.S. Growth Leaders Fund. . . . . . . . . . .  2.00%

Gartmore Global Technology and Communications Fund . .  2.00%

Gartmore Micro Cap Equity Fund . . . . . . . . . . . .  1.50%

Gartmore Mid Cap Growth Fund . . . . . . . . . . . . .  1.50%

Gartmore Millennium Growth Fund. . . . . . . . . . . .  1.50%

Gartmore Value Opportunities Fund. . . . . . . . . . .  1.50%

Nationwide Small Cap Fund. . . . . . . . . . . . . . .  1.50%

The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES


================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of securities over any losses from sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as such no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%. The tax status of capital gains distributed to you during the year will be reported on a Form 1099. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds.

When withholding is required, the amount will be 30% for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding of estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS


================================================================================


The following financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). The information for the period ended October 31, 2002 has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.

FINANCIAL HIGHLIGHTS


================================================================================


NATIONWIDE LARGE CAP GROWTH FUND


                                                    INVESTMENT ACTIVITIES                     DISTRIBUTIONS
                                    ------------------------------------------------------  -----------------
                                                                                                        NET
                        NET ASSET                   NET REALIZED                                       ASSET
                          VALUE,         NET       AND UNREALIZED   TOTAL FROM      NET      TOTAL    VALUE,
                        BEGINNING    INVESTMENT    GAINS (LOSSES)   INVESTMENT   REALIZED   DISTRI-   END OF      TOTAL
                        OF PERIOD   INCOME (LOSS)  ON INVESTMENTS   ACTIVITIES     GAINS    BUTIONS   PERIOD    RETURN (a)
                        ----------  -------------  ---------------  -----------  ---------  --------  -------  ------------
CLASS A SHARES
Period Ended            $    10.00         (0.04)            3.62         3.58          -         -   $ 13.58    35.80% (f)
October 31, 1999 (d)
Year Ended              $    13.58         (0.04)            1.03         0.99      (0.20)    (0.20)  $ 14.37         7.26%
October 31, 2000
Year Ended              $    14.37         (0.04)           (5.55)       (5.59)     (0.49)    (0.49)  $  8.29      (39.92%)
October 31, 2001
Year Ended              $     8.29         (0.04)           (1.57)       (1.61)         -         -   $  6.68      (19.42%)
October 31, 2002

CLASS B SHARES
Period Ended            $    10.00         (0.12)            3.62         3.50          -         -   $ 13.50    35.00% (f)
October 31, 1999 (d)
Year Ended              $    13.50         (0.06)            0.94         0.88      (0.20)    (0.20)  $ 14.18         6.48%
October 31, 2000
Year Ended              $    14.18         (0.11)           (5.55)       (5.66)     (0.49)    (0.49)  $  8.03      (40.98%)
October 31, 2001
Year Ended              $     8.03         (0.09)           (1.50)       (1.59)         -         -   $  6.44      (19.80%)
October 31, 2002

CLASS C SHARES
Period Ended            $     9.91         (0.03)           (1.84)       (1.87)         -         -   $  8.04  (18.87%) (f)
October 31, 2001 (e)
Year Ended              $     8.04         (0.08)           (1.52)       (1.60)         -         -   $  6.44      (19.90%)
October 31, 2002

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended            $    10.00         (0.01)            3.61         3.60          -         -   $ 13.60    36.00% (f)
October 31, 1999 (d)
Year Ended              $    13.60         (0.03)            1.04         1.01      (0.20)    (0.20)  $ 14.41         7.40%
October 31, 2000
Year Ended              $    14.41         (0.03)           (5.55)       (5.58)     (0.49)    (0.49)  $  8.34      (39.73%)
October 31, 2001
Year Ended              $     8.34         (0.02)           (1.59)       (1.61)         -         -   $  6.73      (19.30%)
October 31, 2002


                                                                   RATIOS/SUPPLEMENTAL DATA
                                        ---------------------------------------------------------------------------------
                                                                                            RATIO OF NET
                                                      RATIO OF NET   RATIO OF EXPENSES   INVESTMENT INCOME
                                          RATIO OF     INVESTMENT        (PRIOR TO        (LOSS) (PRIOR TO
                          NET ASSETS    EXPENSES TO   INCOME (LOSS)   REIMBURSEMENTS)     REIMBURSEMENTS)
                          AT END OF       AVERAGE      TO AVERAGE        TO AVERAGE          TO AVERAGE       PORTFOLIO
                        PERIOD (000S)    NET ASSETS    NET ASSETS      NET ASSETS (b)      NET ASSETS (b)    TURNOVER (c)
                        --------------  ------------  -------------  ------------------  ------------------  ------------
CLASS A SHARES
Period Ended            $       33,410     1.20% (g)    (0.27%) (g)           1.69% (g)         (0.76%) (g)        65.27%
October 31, 1999 (d)
Year Ended              $       40,643         1.20%        (0.33%)               1.74%             (0.87%)        86.68%
October 31, 2000
Year Ended              $       33,579         1.20%        (0.47%)               1.88%             (1.15%)        78.02%
October 31, 2001
Year Ended              $       27,246         1.36%        (0.46%)               1.52%             (0.62%)       114.21%
October 31, 2002

CLASS B SHARES
Period Ended            $        1,179     1.95% (g)    (0.97%) (g)           5.26% (g)         (4.28%) (g)        65.27%
October 31, 1999 (d)
Year Ended              $        3,234         1.95%        (1.06%)               3.33%             (2.44%)        86.68%
October 31, 2000
Year Ended              $        2,247         1.95%        (1.21%)               3.70%             (2.96%)        78.02%
October 31, 2001
Year Ended              $        1,773         2.02%        (1.13%)               2.25%             (1.36%)       114.21%
October 31, 2002

CLASS C SHARES
Period Ended            $           35     1.95% (g)    (1.20%) (g)           4.51% (g)         (3.76%) (g)        78.02%
October 31, 2001 (e)
Year Ended              $           37         2.02%        (1.13%)               2.22%             (1.33%)       114.21%
October 31, 2002

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended            $        4,594     1.05% (g)    (0.09%) (g)           3.46% (g)         (2.50%) (g)        65.27%
October 31, 1999 (d)
Year Ended              $        9,904         1.05%        (0.17%)               1.54%             (0.66%)        86.68%
October 31, 2000
Year Ended              $        7,505         1.05%        (0.33%)               1.62%             (0.90%)        78.02%
October 31, 2001
Year Ended              $        6,082         1.21%        (0.32%)               1.38%             (0.49%)       114.21%
October 31, 2002

-------------------------------
(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.

FINANCIAL HIGHLIGHTS


================================================================================


NATIONWIDE SMALL CAP FUND

                                             INVESTMENT ACTIVITIES                     DISTRIBUTIONS
                                    -----------------------------------------  -----------------------------
                                                                                                                NET
                        NET ASSET       NET       NET REALIZED                   NET                           ASSET
                          VALUE,    INVESTMENT   AND UNREALIZED   TOTAL FROM   INVEST-      NET      TOTAL    VALUE,
                        BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT     MENT    REALIZED   DISTRI-   END OF      TOTAL
                        OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES    INCOME     GAINS    BUTIONS   PERIOD   RETURN (a)
                        ----------  -----------  ---------------  -----------  --------  ---------  --------  -------  -----------
CLASS A SHARES
Period Ended            $    10.00        0.03             1.19         1.22     (0.03)         -     (0.03)  $ 11.19   12.18% (f)
October 31, 1999 (d)
Year Ended              $    11.19       (0.02)            2.05         2.03         -      (0.10)    (0.10)  $ 13.12       18.25%
October 31, 2000
Year Ended              $    13.12       (0.02)           (1.23)       (1.25)        -      (1.08)    (1.08)  $ 10.79     (10.09%)
October 31, 2001
Year Ended              $    10.79       (0.02)           (1.16)       (1.18)        -          -         -   $  9.61     (10.94%)
October 31, 2002

CLASS B SHARES
Period Ended            $    10.00       (0.05)            1.22         1.17         -          -         -   $ 11.17   11.70% (f)
October 31, 1999 (d)
Year Ended              $    11.17       (0.08)            2.03         1.95         -      (0.10)    (0.10)  $ 13.02       17.56%
October 31, 2000
Year Ended              $    13.02       (0.09)           (1.24)       (1.33)        -      (1.08)    (1.08)  $ 10.61     (10.84%)
October 31, 2001
Year Ended              $    10.61       (0.09)           (1.13)       (1.22)        -          -         -   $  9.39     (11.50%)
October 31, 2002

CLASS C SHARES
Period Ended            $    11.33       (0.04)           (0.66)       (0.70)        -          -         -   $ 10.63  (6.18%) (f)
October 31, 2001 (e)
Year Ended              $    10.63       (0.09)           (1.13)       (1.22)        -          -         -   $  9.41     (11.48%)
October 31, 2002

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended            $    10.00        0.04             1.19         1.23     (0.03)         -     (0.03)  $ 11.20   12.36% (f)
October 31, 1999 (d)
Year Ended              $    11.20       (0.01)            2.06         2.05         -      (0.10)    (0.10)  $ 13.15       18.44%
October 31, 2000
Year Ended              $    13.15           -            (1.23)       (1.23)        -      (1.08)    (1.08)  $ 10.84      (9.90%)
October 31, 2001
Year Ended              $    10.84       (0.01)           (1.16)       (1.17)        -          -         -   $  9.67     (10.79%)
October 31, 2002

                                                     RATIOS / SUPPLEMENTAL DATA
                        --------------------------------------------------------------------------------------------
                                                                                         RATIO OF NET
                            NET                    RATIO OF NET   RATIO OF EXPENSES   INVESTMENT INCOME
                          ASSETS       RATIO OF     INVESTMENT        (PRIOR TO        (LOSS) (PRIOR TO
                         AT END OF   EXPENSES TO   INCOME (LOSS)   REIMBURSEMENTS)     REIMBURSEMENTS)    PORTFOLIO
                          PERIOD       AVERAGE      TO AVERAGE        TO AVERAGE          TO AVERAGE       TURNOVER
                          (000S)      NET ASSETS    NET ASSETS      NET ASSETS (b)      NET ASSETS (b)       (c)
                        -----------  ------------  -------------  ------------------  ------------------  ----------
CLASS A SHARES
Period Ended            $    19,830     1.35% (g)      0.29% (g)           2.24% (g)         (0.60%) (g)      81.24%
October 31, 1999 (d)
Year Ended              $    23,922         1.35%        (0.16%)               2.10%             (0.91%)     139.27%
October 31, 2000
Year Ended              $    21,190         1.35%        (0.17%)               2.00%             (0.82%)     119.03%
October 31, 2001
Year Ended              $    20,290         1.51%        (0.24%)               1.72%             (0.45%)     111.00%
October 31, 2002

CLASS B SHARES
Period Ended            $       215     2.10% (g)    (0.46%) (g)           6.57% (g)         (4.93%) (g)      81.24%
October 31, 1999 (d)
Year Ended              $       748         2.10%        (0.90%)               3.82%             (2.62%)     139.27%
October 31, 2000
Year Ended              $       854         2.10%        (0.93%)               3.74%             (2.57%)     119.03%
October 31, 2001
Year Ended              $       950         2.17%        (0.89%)               2.41%             (1.13%)     111.00%
October 31, 2002

CLASS C SHARES
Period Ended            $        20     2.10% (g)    (1.26%) (g)           5.62% (g)         (4.78%) (g)     119.03%
October 31, 2001 (e)
Year Ended              $        28         2.17%        (0.90%)               2.47%             (1.20%)     111.00%
October 31, 2002

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended            $     1,759     1.20% (g)      0.39% (g)           4.87% (g)         (3.28%) (g)      81.24%
October 31, 1999 (d)
Year Ended              $     4,192         1.20%        (0.01%)               1.92%             (0.73%)     139.27%
October 31, 2000
Year Ended              $     4,485         1.20%        (0.04%)               1.79%             (0.63%)     119.03%
October 31, 2001
Year Ended              $     5,856         1.38%        (0.11%)               1.57%             (0.30%)     111.00%
October 31, 2002

-------------------------------
(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.

[This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)


BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, D.C.
20549-0102
(The SEC charges a fee to copy any  documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov
THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495


GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------


NorthPointe Small Cap Value Fund       March 1, 2003


                                       As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS


================================================================================


FUND SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

MORE ABOUT THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
Investment Adviser
Subadviser
BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . . . . . . . .    8
Buying Shares
Selling Shares
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . .   10
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares
Non-U.S. Investors

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . .   BACK COVER

FUND SUMMARY


================================================================================


This prospectus provides information about the NorthPointe Small Cap Value Fund (the "Fund"), a series of Gartmore Mutual Funds. The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More about the Fund" beginning on page 5. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation through investment in common stocks or their equivalents.

The Fund's investment adviser, Gartmore Mutual Fund Capital Trust ("GMF"), has selected NorthPointe Capital LLC as the subadviser to manage the Fund's portfolio on a day to day basis. The Fund pursues its investment objective by investing, under normal conditions, at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are those whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell(R) 2000 Index(1). The Russell 2000, published by the Frank Russell Company, is an index consisting of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of December 31, 2002, the market capitalizations of companies in the Russell 2000 ranged from $5 million to $2.4 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 2000 Index may, at any given time, be higher or lower.

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

---------------
1 The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

In addition to investing in small cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts ("REITs").

The subadviser considers selling a security if there are more attractive securities available, if the business environment is changing, if the price fits the subadviser's price target or to control the overall risk of the portfolio.

Although the subadviser has engaged in somewhat more frequent portfolio securities trading to take advantage of recent volatile markets, the subadviser's buy/sell strategy is not generally limited by the turnover rate of the Fund's portfolio. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs and may lead to additional tax consequences, if the subadviser believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be "value" companies. These companies have good earnings growth potential and the Fund's subadviser believes that the market has undervalued them. The Fund will also invest in unrecognized stocks and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery).

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be affected in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short- term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies.

FUND SUMMARY


================================================================================


The stocks of small capitalization companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SPECIAL SITUATION COMPANIES RISK. Special situation companies are companies which may be subject to acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

FOREIGN RISK. Investments in these securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 5.

PERFORMANCE

The following bar chart and table shows two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis. The table shows the Fund's average annual total returns on a before-tax and after-tax basis for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

2001       8.69%
2002     -12.02%

ANNUAL RETURNS-INSTITUTIONAL CLASS SHARES(1)
(YEARS ENDED DECEMBER 31)

Best Quarter:       14.39%     2nd qtr. of 2001
Worst Quarter:     -17.63%     3rd qtr. of 2002

---------------
1    This annual return does not reflect the effect of taxes.


                                                                          Since
Average annual returns(1) - as of December 31, 2002       1 year   Inception(2)
-------------------------------------------------------------------------------
Institutional Class shares-Before Taxes                   -12.02%         3.85%
-------------------------------------------------------------------------------
Institutional Class shares-After Taxes on Distributions   -12.20%         2.74%
-------------------------------------------------------------------------------
Institutional Class shares-After Taxes on
Distributions and Sale of Shares(3)                        -7.37%         2.60%
-------------------------------------------------------------------------------
Russell 2000(R) Index(4)                                  -20.48%       -10.07%

---------------
1 These returns reflect performance after expenses are deducted. The Fund does not impose sales charges.

2    The Fund began operations on June 29, 2000.

3 "Institutional Class shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

FUND SUMMARY


================================================================================


4 The Russell 2000 Index is an unmanaged index that measures the perform-ance of smaller U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding the Institutional Class shares of the Fund.

Shareholder Fees(1)
(paid directly from your investment)            None
====================================================
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees                                0.85%
----------------------------------------------------
Distribution and/or Service (12b-1) Fees        None
----------------------------------------------------
Other Expenses(1)                              0.20%
====================================================
TOTAL ANNUAL FUND OPERATING EXPENSES           1.05%
----------------------------------------------------
Amount of Fee Waivers/Expense Reimbursements   0.05%
====================================================
NET EXPENSES AFTER WAIVERS(2)                  1.00%

---------------
1 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

2 GMF, the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" at least through February 29, 2004. The Fund is authorized to reim- burse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year   3 years   5 years   10 years
------------------------------------------------------------------
Institutional Class shares  $   102  $    329  $    575  $   1,278

MORE ABOUT THE FUND


================================================================================


TEMPORARY INVESTMENTS

Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. The Statement of Additional Information ("SAI") contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities-also known as convertibles-including bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, con- vertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because con- vertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

PREFERRED STOCK. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

WARRANTS. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS. The Fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REIT's are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

MORE ABOUT THE FUND


================================================================================


PRINCIPAL RISKS

SMALL CAP RISK. Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established compa- nies. In addition, the securities of small companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which the Fund invests may be in the technology and biotechnology industries. Small cap companies in these industries may be especially subject to abrupt or erratic price movements.

In addition, small cap companies may:

-    Lack depth of management
-    Lack a proven track record
-    Be unable to generate funds necessary for growth or development
- Be developing or marketing new products or services for which markets are not yet established and may never become established
-    Market products or services which may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

- COUNTRY - General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS - There are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STAN- DARDS - Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

- CURRENCY - Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

MANAGEMENT


================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust ("GMF"), 1200 River Road, Conshohocken, PA 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, GMF also monitors the performance of the Fund's subadviser. GMF is authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time. GMF was organized in 1999 and manages mutual fund assets. As of December 31, 2002, GMF and its U.S. affiliates had approximately $30.3 billion in assets under management of which $14.7 billion was managed by GMF.

The Fund pays GMF a management fee which is based on the Fund's average daily net assets. The total management fee paid for the fiscal year ended October 31, 2002, (including fees paid to the Fund's subadviser) expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, was 0.85%.

SUBADVISER

NorthPointe Capital, LLC ("NorthPointe"), 101 West Beaver Road, Suite 1125, Troy, Michigan 48084 is the Fund's subadviser. Subject to the supervision of GMF and the Trustees, NorthPointe manages the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 and also manages other Gartmore Funds, as well as institutional accounts.

Out of its management fee, GMF paid NorthPointe an annual subadvisory fee for the fiscal year ended October 31, 2002, based on the Fund's average daily net assets, of 0.85%.

PORTFOLIO MANAGERS. Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and between June 1995 and December 1999, co-managed institutional and retail small cap value equity invest- ments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


BUYING SHARES

The Fund's Institutional Class shares are available for purchase only by the following:

-    Funds of funds offered by GMF or other affiliates of the Trust.
- Tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund.
- Institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts.
- A bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee.
- Registered investment advisers investing on behalf of institutions and high net-worth individuals whose money is entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

Gartmore Distribution Services, Inc. is the Fund's Distributor (the "Distributor").

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" ("NAV") next determined after the order is received. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
- There are no changes in the value of the Fund's portfolio which would affect the NAV.

If current prices are not available, or if Gartmore SA Capital Trust ("GSA"), as the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

MINIMUM INVESTMENTS

To open an account       $3,000,000
-----------------------------------
Additional investments      $50,000
-----------------------------------

These minimum investment amounts may be waived under certain circumstances.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

HOW TO PLACE YOUR PURCHASE ORDER

Eligible entities wishing to purchase Fund shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are also available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-4920, or write to us at the address listed on the back cover, to request (1) additional

BUYING, SELLING AND EXCHANGING FUND SHARES


================================================================================


copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

SELLING SHARES

You can sell-also known as redeeming-your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

HOW TO PLACE YOUR SALE ORDER

If you wish to sell your shares you should contact Customer Service at 1-800-848-0920 for information regarding such sales.

CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes-Exchanging Fund Shares" on page 10.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund or any other Fund not currently accepting purchase orders) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in that new fund meets that fund's minimum investment requirement.

HOW TO PLACE YOUR EXCHANGE ORDER

You should contact the Fund at 1-800-848-0920 to get information on how to request an exchange of shares. Your exchange will be processed on the date the Fund receives your request. If your request is received after 4 p.m. Eastern Time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848- 0920, or by logging on to our website at www.gartmorefunds.com. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Fund reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of the Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds (each of which offers Institutional shares like the Fund does) may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days.

Fund                                                                Exchange Fee
--------------------------------------------------------------------------------
 Gartmore International Small Cap Growth Fund . . . . . . . . . . . . . .  2.00%
 Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . . . . . . . .  1.50%
 Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . . . . . . . .  1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES


================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax- deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of securities over any losses from sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as such no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%. The tax status of capital gains distributed to you during the year will be reported on a Form 1099. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds.

When withholding is required, the amount will be 30% for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund is considered a sale for income tax purposes. Therefore, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding of estate tax and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS


================================================================================


The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the period ended October 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Trust's annual reports, which are available upon request. All other information has been audited by other audiors.

FINANCIAL HIGHLIGHTS


================================================================================


NORTHPOINTE SMALL CAP VALUE FUND

                                                 INVESTMENT ACTIVITIES                      DISTRIBUTIONS
                                     -------------------------------------------  --------------------------------
                        NET ASSET                    NET REALIZED                                                   NET ASSET
                         VALUE,           NET       AND UNREALIZED   TOTAL FROM       NET         NET      TOTAL      VALUE,
                      BEGINNING OF    INVESTMENT    GAINS (LOSSES)   INVESTMENT   INVESTMENT   REALIZED   DISTRI-     END OF
                         PERIOD      INCOME (LOSS)  ON INVESTMENTS   ACTIVITIES     INCOME       GAINS    BUTIONS     PERIOD
                      -------------  -------------  ---------------  -----------  -----------  ---------  --------  ----------
INSTITUTIONAL
CLASS SHARES
Period Ended          $       10.00           0.02            0.49         0.51        (0.01)         -     (0.01)  $    10.50
October 31, 2000 (b)
Year Ended            $       10.50           0.13            0.62         0.75        (0.11)         -     (0.11)  $    11.14
October 31, 2001
Year Ended            $       11.14           0.06           (0.69)       (0.63)       (0.06)     (0.63)    (0.69)  $     9.82
October 31, 2002

                                                              RATIOS / SUPPLEMENTAL DATA
                                 ----------------------------------------------------------------------------------------------
                                                                                                    RATIO  OF NET
                                                               RATIO OF NET   RATIO OF EXPENSES      INVESTMENT
                                                   RATIO OF     INVESTMENT        (PRIOR TO       INCOME (PRIOR TO
                                   NET ASSETS    EXPENSES TO   INCOME (LOSS)   REIMBURSEMENTS)     REIMBURSEMENTS)
                        TOTAL      AT END OF       AVERAGE      TO AVERAGE        TO AVERAGE         TO AVERAGE      PORTFOLIO
                       RETURN    PERIOD (000S)    NET ASSETS    NET ASSETS      NET ASSETS (a)     NET ASSETS (a)     TURNOVER
                      ---------  --------------  ------------  -------------  ------------------  -----------------  ----------
INSTITUTIONAL
CLASS SHARES
Period Ended          5.14% (c)  $       23,359     1.00% (d)      0.82% (d)           1.79% (d)          0.03% (d)      49.93%
October 31, 2000 (b)
Year Ended                7.13%  $       30,470         1.00%          1.00%               1.38%              0.62%     150.45%
October 31, 2001
Year Ended              (6.43%)  $       29,961         1.00%          0.52%               1.06%              0.46%     105.59%
October 31, 2002

-------------------------------
(a)    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)    For the period from June 29, 2000 (commencement of operations) through October 31, 2000.
(c)    Not annualized.
(d)    Annualized.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Fund:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. -9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C.  20549-0102
(The SEC charges a fee to copy any  documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205


www.gartmorefunds.com

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